As filed with the Securities and Exchange Commission on February 19, 2010

Registration No. 333-______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No.

(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter:

WELLS FARGO FUNDS TRUST

Area Code and Telephone Number: (800) 552-9612

Address of Principal Executive Offices, including Zip Code:

525 Market Street

San Francisco, California 94163

Name and Address of Agent for Service:

C. David Messman

c/oWells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, California 94105

With copies to:

Marco E. Adelfio, Esq.

GOODWIN PROCTER LLP
901 NEW YORK AVENUE, N.W.
WASHINGTON, D.C. 20001

It is proposed that this filing will become effective on March 22, 2010 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A

PROSPECTUS/PROXY STATEMENT

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DRAFT 2/18/10

WFAF & EVG Long Term Funds (mergers into shells)

[cobranded logos ]

Your Prompt Response is Requested

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The enclosed document is a combined prospectus/proxy statement with proposals that pertain to certain Evergreen Funds. As a shareholder of one or more of the Funds, you are being asked to approve a merger of your Fund(s) into a Wells Fargo Advantage Fund.

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The voting process will only take a few minutes

Instructions for returning your proxy are enclosed. Please be sure to respond by June 8, 2010, regardless of the number of shares you own.

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Highlights of proxy proposals

For your convenience, the following information highlights the principal aspects of the proposals in the proxy. Full details are provided in the prospectus/proxy statement. We encourage you to read it carefully.

Why have the proposals for the merger of these Funds been put forward at this time? <

The enclosed prospectus/proxy statement for the merger of your funds is part of the overall proposal to combine the fund lineups of the Wells Fargo Advantage Funds and the Evergreen Funds. As a result of the merger between Wells Fargo & Company and Wachovia Corporation, Wells Fargo Funds Management, LLC, the investment adviser to the Wells Fargo Advantage Funds, and Evergreen Investment Management Company, LLC, the investment adviser to the Evergreen funds, recommended that the Boards of Trustees of the two fund families approve combining the fund families under the Wells Fargo Advantage Funds name.

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What am I being asked to vote on? <

As a shareholder of the merging (Target) fund, you are being asked to approve the merger of your fund into a surviving (Acquiring) fund. Your Fund’s Board of Trustees believes that the merger is in the best interests of your fund and that the interests of existing shareholders would not be diluted as a result of the merger. As such, they recommend that you vote to approve it.

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Upon approval by shareholders and the satisfaction of other closing conditions, the merging fund will transfer all of its assets to the acquiring fund, and the acquiring fund will assume all of the liabilities of the target fund in exchange for shares of a comparable class of the acquiring fund. The acquiring fund shares that you receive in a merger will have a total dollar value equal to that of the target fund shares that you hold at the time of the merger.

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Merging (Target) Fund                       Surviving (Acquiring) Fund

Evergreen Disciplined Value Fund               Wells Fargo Advantage Disciplined Value

                                                                      Fund

Evergreen Emerging Markets Growth Fund                Wells Fargo Advantage Emerging Markets

                                                                      Equity Fund II1

Evergreen Equity Income Fund                      Wells Fargo Advantage Classic Value

                                                                     Fund

Evergreen Golden Large Cap Core Fund    Wells Fargo Advantage Large Cap Core

                                                                      Fund

Evergreen Large Company Growth Fund    Wells Fargo Advantage Premier Large

                                                                     Company Growth Fund

Wells Fargo Advantage Emerging Markets Wells Fargo Advantage Emerging Markets Equity Fund                                                   Equity Fund II1

Wells Fargo Advantage Equity Income      Wells Fargo Advantage Disciplined Value Fund                                                          Fund

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Wells Fargo Advantage Large Company   Wells Fargo Advantage Large Cap Core Core Fund                                                   Fund

Wells Fargo Advantage Large Company    Wells Fargo Advantage Premier Large Growth Fund                                                 Company Growth Fund

Wells Fargo Advantage Specialized          Wells Fargo Advantage Classic Value Financial Services Fund                                Fund

Wells Fargo Advantage U.S. Value Fund     Wells Fargo Advantage Disciplined Value

                                                                      Fund

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Why has my Fund’s Board of Trustees recommended that I vote in favor of approving a merger?

Among the factors the Boards considered in recommending the mergers were the following:

Similarities and differences between the investment strategies of the target and acquiring funds.

Shareholders will not bear any direct expenses in connection with the mergers.

The mergers are expected to be non-taxable events for U.S. federal income tax purposes.

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How do I vote my shares? <

You can vote your shares in one of four ways:

Vote online at the Web site address listed on your proxy card.

Call the toll-free number printed on your proxy card.

Complete and sign the enclosed proxy card and return by mail in the enclosed postage paid return envelope (if mailed in the United States).

Attend the special meeting scheduled to be held on June 8, 2010. Whether or not you expect to attend the meeting, we encourage you to vote online or by phone or mail.

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What is the due date for returning my vote?	A final vote will take place at a special meeting of shareholders scheduled to take place on June 8, 2010. Your vote must be received by that date.
Is this a taxable event for shareholders?	No. Each merger is expected to be a non-taxable event for U.S. federal income tax purposes. <
Whom should I call with questions about the voting process?

If you have any questions about any proposal or related proxy materials, please call your investment professional, trust officer, or an Evergreen client service representative at 1-800-343-2898, Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern Time, or a Wells Fargo Advantage Funds client service representative at 1-800-222-8222, 24 hours a day, seven days a week. If you have any questions about the voting process or if you would like to vote by telephone, you may call our proxy solicitor, [ name ] at [ phone number ].

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If the merger of the Wells Fargo Advantage Emerging Markets Fund into the Fund is approved, immediately following the merger the Fund's name will be changed to Wells Fargo Advantage Emerging Markets Equity Fund.

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[Back cover]

Evergreen Investments logo

Wells Fargo Advantage Funds logo

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Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.

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Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Wells Fargo Advantage Funds.

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Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company, is the distributor of the Evergreen Funds and the Wells Fargo Advantage Funds. 120079 2-10

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NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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© 2010 Wells Fargo Funds Management, LLC. All rights reserved.

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

____, 2010

Dear Shareholder,

On December 31, 2008, the parent company of the investment adviser to the Evergreen funds, Wachovia Corporation ("Wachovia"), and the parent company of the investment adviser to Wells Fargo Advantage Funds®, Wells Fargo & Company ("Wells Fargo"), merged. Since that date, the investment adviser to the Evergreen funds, Evergreen Investment Management Company, LLC ("EIMC"), and the investment adviser to Wells Fargo Advantage Funds, Wells Fargo Funds Management, LLC ("Funds Management"), have considered rationalizing and reorganizing their mutual fund businesses. After multiple presentations to and discussions with the Boards of Trustees of both the Evergreen funds and Wells Fargo Advantage Funds regarding these matters, on December 30, 2009, EIMC proposed to the Boards of Trustees of the Evergreen funds, and on January 11, 2010, Funds Management proposed to the Boards of Trustees of Wells Fargo Advantage Funds, the mergers outlined in the table below. Both the Boards of Trustees of the Evergreen funds and Wells Fargo Advantage Funds approved the proposed mergers and the related Agreement and Plan of Reorganization subject to the approval by shareholders of each Target Fund (as set forth in the table below), as part of a comprehensive set of mutual fund mergers across the two fund families.

As a result, you are invited to vote on a proposal to merge your Target Fund into a corresponding Acquiring Fund (as set forth in the table below) (each a "Merger," and collectively, the "Mergers"). The Board of Trustees of each Target Trust (as set forth in the table below) has unanimously approved the Target Fund's Merger and recommends that you vote FOR this proposal.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Equity Income Fund	Evergreen Equity Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Specialized Financial Services Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Evergreen Disciplined Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage U.S. Value Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Equity Income Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Evergreen Golden Large Cap Core Fund	Evergreen Equity Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Core Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Evergreen Large Company Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Growth Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
Evergreen Emerging Markets Growth Fund	Evergreen International Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
Wells Fargo Advantage Emerging Markets Equity Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
1	If the Merger of Wells Fargo Advantage Emerging Markets Equity Fund into the Fund is approved, immediately following that Merger the Fund's name will be changed to Wells Fargo Advantage Emerging Markets Equity Fund.

If approved by shareholders, this is how each Merger will work:

  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

  Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

  Each Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

  If the Merger is consummated, each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have his or her investment managed in accordance with the Acquiring Fund's investment strategies.

  You will not incur any sales charges or similar transaction charges as a result of the Merger.

  It is expected that the Merger will be a non-taxable event for shareholders for U.S. federal income tax purposes.

Details about each Target Fund's and Acquiring Fund's investment goals, principal investment strategies, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Mergers, are contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of each Target Fund's shareholders will be held on June 8, 2010. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from [PROXY SOLICITOR], our proxy solicitor, requesting your vote. If you have any questions about the Mergers or the proxy card, please call [PROXY SOLICITOR] at (800) ____ (toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Karla Rabusch
President
Wells Fargo Funds Trust

W. Douglas Munn
President
Evergreen Funds

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

____, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___

A Special Meeting (the "Meeting") of Shareholders of your Target Fund, a series of the Target Trust, each set forth in the table below, will be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on ___, 2010 at 10:00 a.m., Pacific time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Disciplined Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Evergreen Emerging Markets Growth Fund	Evergreen International Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
Evergreen Equity Income Fund	Evergreen Equity Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Evergreen Golden Large Cap Core Fund	Evergreen Equity Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Evergreen Large Company Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
1	If the Merger of Wells Fargo Advantage Emerging Markets Equity Fund into the Fund is approved, immediately following that Merger the Fund's name will be changed to Wells Fargo Advantage Emerging Markets Equity Fund.

With respect to your Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of ___, 2010, providing for the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of your Target Fund has fixed the close of business on March 10, 2010 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS OR VOTING INSTRUCTION CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THEIR ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

Michael H. Koonce
Secretary

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

____, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___

A Special Meeting (the "Meeting") of Shareholders of your Target Fund, a series of the Target Trust, each set forth in the table below, will be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on ___, 2010 at 10:00 a.m., Pacific time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Wells Fargo Advantage Emerging Markets Equity Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
Wells Fargo Advantage Equity Income Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Core Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Growth Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Specialized Financial Services Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage U.S. Value Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
1	If the Merger of Wells Fargo Advantage Emerging Markets Equity Fund into the Fund is approved, immediately following that Merger the Fund's name will be changed to Wells Fargo Advantage Emerging Markets Equity Fund.

With respect to each Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of February __, 2010, providing for the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of your Target Fund has fixed the close of business on March 10, 2010 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
Secretary

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

____, 2010

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Equity Income Fund	Evergreen Equity Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Specialized Financial Services Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Classic Value Fund	Wells Fargo Funds Trust
Evergreen Disciplined Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage U.S. Value Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Equity Income Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Disciplined Value Fund	Wells Fargo Funds Trust
Evergreen Golden Large Cap Core Fund	Evergreen Equity Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Core Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Large Cap Core Fund	Wells Fargo Funds Trust
Evergreen Large Company Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
Wells Fargo Advantage Large Company Growth Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Premier Large Company Growth Fund	Wells Fargo Funds Trust
Evergreen Emerging Markets Growth Fund	Evergreen International Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
Wells Fargo Advantage Emerging Markets Equity Fund	Wells Fargo Funds Trust	Wells Fargo Advantage Emerging Markets Equity Fund II1	Wells Fargo Funds Trust
1	If the Merger of Wells Fargo Advantage Emerging Markets Equity Fund into the Fund is approved, immediately following that Merger the Fund's name will be changed to Wells Fargo Advantage Emerging Markets Equity Fund.

The Target and Acquiring Funds listed above are collectively referred to as the "Funds." The Target and Acquiring Trusts listed above are collectively referred to as the "Trusts."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and/or Merger has been filed with the Securities and Exchange Commission ("SEC").

The prospectuses of each Target Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information relating to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated into this document by reference and is legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information ("SAI"), and the annual and semi-annual reports of each Target Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI.

Copies of these documents pertaining to an Evergreen Target Fund are available upon request without charge by writing to the address above, calling 1.800.343.2898 or visiting the Evergreen funds' Web site at www.evergreeninvestments.com. Copies of these documents pertaining to a Wells Fargo Target Fund are available upon request without charge by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Advantage Funds Web site at www.wellsfargo.com/advantagefunds.

Each Acquiring Fund is a "Shell Fund" being registered with the SEC in order to receive the assets and assume the liabilities of its corresponding Target Fund. As such, prospectuses, SAIs and annual and semi-annual reports for the Acquiring Funds are not yet available as of the date of this prospectus/proxy statement. Additional information about the Acquiring Funds may be found in Exhibit E and the Merger SAI, and references throughout this prospectus/proxy statement to an Acquiring Fund's prospectus and SAI should be read as references to these sources.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Evergreen Disciplined Value Fund
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund
Evergreen Golden Large Cap Core Fund
Evergreen High Income Fund
Evergreen International Equity Fund
Evergreen Large Company Growth Fund
Evergreen Small Cap Value Fund
Evergreen Special Values Fund
WF Emerging Markets Equity Fund
WF Equity Income Fund
WF International Equity Fund
WF Large Company Core Fund
WF Large Company Growth Fund
WF Specialized Financial Services Fund
WF Strategic Income Fund
WF U.S. Value Fund

Table of Contents

Overview
Key Features of the Mergers	2
Board of Trustees Recommendation	2
Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)
Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund into Wells Fargo Advantage Classic Value Fund	3
Evergreen Disciplined Value Fund, Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund into Wells Fargo Advantage Disciplined Value Fund	12
Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund into Wells Fargo Advantage Large Cap Core Fund	25
Evergreen Large Company Growth Fund and Wells Fargo Advantage Large Company Growth Fund into Wells Fargo Advantage Premier Large Company Growth Fund	35
Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund into Wells Fargo Advantage Emerging Markets Equity Fund II	45
Risk Descriptions	54
Management of the Funds	57
Merger Information
Reasons for the Mergers	60
Agreement and Plan of Reorganization and Related Matters	68
Material U.S. Federal Income Tax Consequences of the Mergers	69
Buying, Selling and Exchanging Fund Shares	80
Fund Policies and Procedures	89
Information on Shareholders' Rights	92
Voting Information Concerning the Meeting	94
Financial Statements	100
Legal Matters	101
Additional Information	101
Other Business	102
Instructions for Executing Proxy Card / Voting Instructions Card	103
Exhibits
Exhibit A - Form of Agreement and Plan of Reorganization	A-1
Exhibit B - Comparison of the Funds' Fundamental Investment Policies	B-1
Exhibit C - Additional Target and Acquiring Fund Expense Information	C-1
Exhibit D - Pro Forma Capitalization	D-1
Exhibit E - Additional Acquiring Fund Information	E-1
Exhibit F - Composite Performance Information	F-1

OVERVIEW

This section summarizes the primary features and consequences of your Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Target Fund's prospectus, in each Target Fund's financial statements contained in the annual and semi-annual reports, and in each Target Fund's SAI, and in the Agreement and Plan of Reorganization (the "Plan"), a form of which is attached as Exhibit A hereto.

Key Features of the Mergers

The Plan sets forth the key features of each Merger and generally provides for the following:

  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

  the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

  the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund's shareholders; and

  the assumption of the costs of each Merger (other than costs incurred from securities transactions in connection with the Merger) by Wells Fargo Funds Management, LLC ("Funds Management") and/or Evergreen Investment Management Company, LLC ("EIMC") or one of its affiliates.

The Mergers are scheduled to take place on or about July 16, 2010. For a more complete description of the Mergers, see the section entitled "Agreement and Plan of Reorganization," as well as Exhibit A.

Board of Trustees Recommendation

At a meeting held on December 30, 2009 for the Boards of Trustees of the Evergreen funds, and on January 11, 2010 for the Board of Trustees of Wells Fargo Advantage Funds, the Trustees of your Target Fund, including a majority of the Trustees who are not "interested persons" of your Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered and unanimously approved the Merger of your Target Fund.

Before approving the Mergers, the Trustees reviewed, among other things, information about the Funds and the proposed transactions. Those materials set forth a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds, as well as similarities and differences between the Funds' investment goals, principal investment strategies and specific portfolio characteristics.

The Board of Trustees of your Target Fund, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of your Target Fund, and that existing shareholders' interests would not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan to the Target Fund's shareholders and unanimously recommend its approval. The Board of Trustees of Wells Fargo Advantage Funds has also approved the Plan on behalf of each Acquiring Fund.

For further information about the considerations of each Target Trust's Board, please see the section entitled "Reasons for the Mergers."

Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, fundamental investment policies, risks, performance records, sales charges and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Target Fund's prospectus and SAI. In this section, references to "we" in the principal investment strategy discussion for a Wells Fargo Advantage Fund generally refer to Funds Management, a sub-adviser, or the portfolio manager(s).

Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage Large Company Growth Fund, each a Target Fund, are gateway funds in a master/gateway structure. This structure is more commonly known as a mater/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other funds of Wells Fargo Advantage Funds, and may invest directly in securities, to achieve its investment objective. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

EVERGREEN EQUITY INCOME FUND AND WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND INTO WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Equity Income Fund:	You will get this class of shares of Wells Fargo Advantage Classic Value Fund:[1]
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class
Class R	Class R
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.

If you own this class of shares of Wells Fargo Advantage Specialized Financial Services Fund:	You will get this class of shares of Wells Fargo Advantage Classic Value Fund:[1]
Class A	Class A
Class B	Class B
Class C	Class C
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of an Evergreen Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and tax payer identification number on record with the Funds. Following the Merger, foreign shareholders will no longer be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Equity Income Fund and Wells Fargo Advantage Classic Value Fund. Evergreen Equity Income Fund and Wells Fargo Advantage Classic Value Fund have similar investment goals and strategies. Wells Fargo Advantage Classic Value Fund seeks long-term capital appreciation as its investment objective and Evergreen Equity Income Fund seeks current income and capital growth in the value of its shares. While Evergreen Equity Income Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations, Wells Fargo Advantage Classic Value Fund invests at least 80% of its assets in equity securities of large-capitalization companies. This means that an investment in Wells Fargo Advantage Classic Value Fund may produce less income than a similar investment in Evergreen Equity Income Fund, and Evergreen Equity Income Fund may invest a greater percentage of its assets in securities of small- and medium-capitalization companies. Unlike Evergreen Equity Income Fund, which invests in both value- and growth-oriented equity securities, Wells Fargo Advantage Classic Value Fund primarily uses a value-oriented style of investment. This means that Wells Fargo Advantage Classic Value Fund may be subject to value style investment risk to a greater extent than Evergreen Equity Income Fund.

Evergreen Equity Income Fund may invest up to 50% of its assets in foreign securities and up to 20% of its assets in investment grade bonds and convertible debentures of any quality. In contrast, Wells Fargo Advantage Classic Value Fund may invest up to 20% of its assets in equity securities of foreign issuers, and generally does not invest in debt or convertible securities as part of its principal investment strategies.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN EQUITY INCOME FUND (Target Fund)	WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks current income and capital growth in the value of its shares.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in equity securities that produce income, including common stocks and securities convertible into common stocks, across all market capitalizations. The Fund may invest up to 20% of its assets in investment grade bonds and convertible debentures of any quality. A security is considered to be investment grade if it is rated in the top four ratings categories by one or more nationally recognized statistical ratings organizations. Security ratings are determined at the time of investment based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Value Index. The market capitalization range of the Russell 1000® Value Index was $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently.
The Fund may, but will not necessarily, use derivatives.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund may invest up to 50% of its assets in foreign securities.	The Fund may invest up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.
The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value and growth-oriented equity securities. "Value" securities are securities which the Fund's portfolio managers believe are currently undervalued in the marketplace based on, for example, low price-to-earnings and low price-to-cash-flow multiples. "Growth" securities are securities of companies which the Fund's portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.	We are value-oriented long-term fundamental investors who seek to own businesses whose economics we understand well. We primarily focus on companies that are structurally well positioned through a combination of favorable industry forces and company-specific competitive advantages. We use the results of our fundamental analysis to come up with a range of intrinsic values for the business underlying each equity security. Our goal is to purchase equity securities with a margin of safety, which we believe comes from both our purchase price relative to our range of value estimates and the quality of the businesses that we are purchasing.
The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.	We look to sell our holdings when the valuation is no longer favorable, our assessment of the quality of the business changes or when we find more attractive opportunities.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Specialized Financial Services Fund and Wells Fargo Advantage Classic Value Fund. Although each Fund seeks long-term capital appreciation as its investment goal, Wells Fargo Advantage Specialized Financial Services Fund normally invests at least 80% of its net assets in equity securities of financial services companies, whereas Wells Fargo Advantage Classic Value Fund invests at least 80% of its net assets in equity securities of large-capitalization companies. This means that Wells Fargo Advantage Classic Value Fund may invest in a wider variety of industries and sectors than Wells Fargo Advantage Specialized Financial Services Fund, and therefore, may not experience gains and losses based on the performance of the financial sector to the same extent as Wells Fargo Advantage Specialized Financial Services Fund.

Wells Fargo Advantage Specialized Financial Services Fund does not invest in foreign securities as part of its principal investment strategies, while Wells Fargo Advantage Classic Value Fund may invest up to 20% of its assets in equity securities of foreign issuers. This means that Wells Fargo Advantage Classic Value Fund may have substantially higher exposure to foreign securities than Wells Fargo Advantage Specialized Financial Services Fund.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (Target Fund)	WELLS FARGO ADVANTAGE CLASSIC VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of financial services companies. We invest principally in equity securities of financial services companies (such as financial services holding companies, bank holding companies, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies).	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 1000® Value Index. The market capitalization range of the Russell 1000® Value Index was $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently.
We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund does not invest in foreign securities as part of its principal investment strategies.	The Fund may invest up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.
In researching potential investments, we screen for companies based on fundamentals such as price to book ratio, price to earnings ratio, capital adequacy, and credit quality. In addition, we examine companies for growth potential, whether by new product introductions, geographic expansion, or merger and acquisition activities. We examine the current economic environment to determine which companies in the financial services sector are likely to benefit or be hurt by changes in the market environment or government regulatory actions. We concentrate the Fund's investments in the financial services sector.	We are value-oriented long-term fundamental investors who seek to own businesses whose economics we understand well. We primarily focus on companies that are structurally well positioned through a combination of favorable industry forces and company-specific competitive advantages. We use the results of our fundamental analysis to come up with a range of intrinsic values for the business underlying each equity security. Our goal is to purchase equity securities with a margin of safety, which we believe comes from both our purchase price relative to our range of value estimates and the quality of the businesses that we are purchasing.
We continuosly monitor the Fund's existing holdings to determine if fundamentals have changed. We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, and/or when a company's fundamentals change.	We look to sell our holdings when the valuation is no longer favorable, our assessment of the quality of the business changes or when we find more attractive opportunities.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in Wells Fargo Advantage Classic Value Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees. For example, Wells Fargo Advantage Classic Value Fund does not generally invest in debt or convertible securities or stock of small- and medium-capitalization companies as part of its principal investment strategies. Accordingly, an investment in Evergreen Equity Income Fund may be subject to risks associated with those investments, including, for example, credit risk, interest rate risk and smaller company securities risk to a greater extent than an investment in Wells Fargo Advantage Classic Value Fund.

An investment in Wells Fargo Advantage Classic Value Fund may be subject to foreign investment risk to a greater degree than an investment in Wells Fargo Advantage Specialized Financial Services Fund, which does not invest in foreign securities as part of its principal investment strategies. Furthermore, because Wells Fargo Advantage Classic Value Fund invests primarily in large-capitalization companies in various industries and sectors, an investment in Wells Fargo Advantage Specialized Financial Services Fund may be subject to risks associated with the financial services sector to a greater extent than an investment in Wells Fargo Advantage Classic Value Fund.

Principal Risks
Counter-Party Risk
Derivatives Risk
Foreign Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Value Style Investment Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Fund's prospectus and SAI and, for the Acquiring Fund, in this prospectus/proxy statement and the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Target Fund's returns have varied from year to year and compare the Target Funds' returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen Target Fund at www.evergreeninvestments.com and for a Wells Fargo Target Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown. Since the Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore, performance information for the Acquiring Fund is not yet available.

Year-by-Year Total Return for Class A Shares (%) for Evergreen Equity Income Fund

Highest Quarter:	2nd Quarter 2009	+19.49%
Lowest Quarter:	4th Quarter 2008	-22.80%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Specialized Financial Services Fund

Highest Quarter:	3rd Quarter 2009	+26.87%
Lowest Quarter:	4th Quarter 2008	-35.46%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Equity Income Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/3/1995	18.84%	-0.84%	2.02%
Class B (before taxes)	1/3/1995	20.16%	-0.67%	1.88%
Class C (before taxes)	1/3/1995	24.07%	-0.38%	1.87%
Class I (before taxes)	8/31/1978	26.33%	0.62%	2.90%
Class I (after taxes on distributions)	8/31/1978	26.06%	-0.65%	1.64%
Class I (after taxes on distributions and the sale of Fund Shares)	8/31/1978	17.35%	0.36%	2.07%
Class R (before taxes)	10/10/2003	25.71%	0.10%	2.57%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		19.69%	-0.25%	2.47%
1	Historical performance shown for Class R prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The Fund incurs a 12b-1 fee of 0.50% for Class R. Class I does not pay a 12b-1 fee. If these fees had been reflected, 10 year returns for Class R would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Specialized Financial Services Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/2/1962	13.60%	-11.24%	-2.53%
Class A (after taxes on distributions)	7/2/1962	13.33%	-12.29%	-4.37%
Class A (after taxes on distributions and the sale of Fund Shares)	7/2/1962	8.80%	-8.98%	-2.07%
Class B (before taxes)	5/1/1997	14.45%	-11.51%	-2.53%
Class C (before taxes)	5/1/1997	20.25%	-10.70%	-2.67%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	-0.95%
S&P Financial Index (reflects no deduction for fees, expenses, or taxes)		17.22%	-11.56%	-2.60%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.
3	The S&P Financial Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of each Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Funds Shares - Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and, for the Target Fund, in the Fund's prospectus and, for the Acquiring Funds, in this prospectus/proxy statement and Exhibit E.

The sales charge schedule applicable to Class A shares of Wells Fargo Advantage Classic Value Fund differs from the schedule applicable to Evergreen Equity Income Fund in the following ways: (i) Wells Fargo Advantage Classic Value Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999; and (ii) those between $250,000 and $499,000 are higher than Evergreen Equity Income Fund's front-end sales charge on similar purchases of Class A shares. The sales charge schedules applicable to Class B and Class C shares of Wells Fargo Advantage Classic Value Fund are identical to the sales charge schedules for the corresponding classes of shares of Evergreen Equity Income Fund. The contingent deferred sales charge you may pay when you redeem Class C shares of Wells Fargo Advantage Classic Value Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when those shares were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class C shares of Evergreen Equity Income Fund.

The sales charge schedules applicable to Class A, Class B, and Class C shares of Wells Fargo Advantage Classic Value Fund are identical to the sales charge schedules for the corresponding classes of shares of Wells Fargo Advantage Specialized Financial Services Fund.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Mergers take place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Equity Income Fund
	Class A	Class B	Class C	Class I, Class R
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Specialized Financial Services Fund
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Classic Value Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class, Class R
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for each Target Fund set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table below labeled "Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Evergreen Equity Income Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of WFA Specialized Financial Services Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming only the Merger of Wells Fargo Advantage Specialized Financial Services Fund with the Acquiring Fund had taken place at the beginning of that period. Exhibit C contains expense tables and examples for each Target Fund based upon the actual expenses incurred by the Target Fund during its most recently completed fiscal year. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund as of the Target Funds' most recent financial statements. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Equity Income Fund
Total Annual Fund Operating Expenses
Class A	1.30%
Class B	2.05%
Class C	2.05%
Class I	1.05%
Class R	1.55%

Wells Fargo Advantage Specialized Financial Services Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	1.69%	1.35%
Class B	2.44%	2.10%
Class C	2.44%	2.10%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	1.26%	1.25%
Class B	2.01%	2.00%
Class C	2.01%	2.00%
Administrator Class	1.10%	1.00%
Class R	1.51%	1.50%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of WFA Specialized Financial Services Fund Only with Acquiring Fund)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	1.33%	1.25%
Class B	2.08%	2.00%
Class C	2.08%	2.00%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B, Class C, and Class R shares of Evergreen Equity Income Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B, Class C, and Class R shares of Wells Fargo Advantage Classic Value Fund, respectively. However, each of those Wells Fargo Advantage Classic Value Fund share classes are subject to a shareholder servicing fee equal to 0.25%. The fees borne by Class A shares of Evergreen Equity Income Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of Wells Fargo Advantage Classic Value Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee equal to 0.25%. While neither Class I shares of Evergreen Equity Income Fund nor Administrator Class shares of Wells Fargo Advantage Classic Value Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee equal to 0.25%.

The fees charged to Class A, Class B, and Class C shares of Wells Fargo Advantage Specialized Financial Services Fund pursuant to its Distribution Plan and shareholder servicing plan are identical to the Distribution Plan fees borne by Class A, Class B, and Class C shares of Wells Fargo Advantage Classic Value Fund, respectively.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, Evergreen Equity Income Fund's portfolio turnover rate was 19% of the average value of its portfolio and Wells Fargo Advantage Specialized Financial Services Fund's portfolio turnover rate was 7% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, its portfolio turnover rate is not yet available.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Classic Value Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Walter T. McCormick, CFA Gary Mishuris, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN DISCIPLINED VALUE FUND, WELLS FARGO ADVANTAGE U.S. VALUE FUND AND WELLS FARGO ADVANTAGE EQUITY INCOME FUND INTO WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Disciplined Value Fund:	You will get this class of shares of Wells Fargo Advantage Disciplined Value Fund:[1]
Class A	Class A
Class B2	Class A
Class C	Class C
Class I	Administrator Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.

If you own this class of shares of Wells Fargo Advantage U.S. Value Fund:	You will get this class of shares of Wells Fargo Advantage Disciplined Value Fund:[1]
Class A	Class A
Class B2	Class A
Class C	Class C
Administrator Class	Administrator Class
Investor Class	Investor Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.

If you own this class of shares of Wells Fargo Advantage Equity Income Fund:	You will get this class of shares of Wells Fargo Advantage Disciplined Value Fund:[1]
Class A	Class A
Class B2	Class A
Class C	Class C
Administrator Class	Administrator Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of an Evergreen Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and tax payer identification number on record with the Funds. Following the Merger, foreign shareholders will no longer be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Disciplined Value Fund and Wells Fargo Advantage Disciplined Value Fund. Evergreen Disciplined Value Fund and Wells Fargo Advantage Disciplined Value Fund have similar investment goals and strategies. Evergreen Disciplined Value Fund seeks to provide long-term capital growth, with income as a secondary consideration, and Wells Fargo Advantage Disciplined Value Fund seeks long-term capital appreciation. While Wells Fargo Advantage Disciplined Value Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies, Evergreen Disciplined Value Fund normally invests at least 65%, and under normal conditions, substantially all, of its assets in equity securities of large U.S. companies. This means Evergreen Disciplined Value Fund may invest a greater percentage of its assets in small- and medium-capitalization companies.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN DISCIPLINED VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to provide long-term capital growth, with income as a secondary consideration.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 65%, and under normal conditions, substantially all, of its assets in the equity securities of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Value Index, measured at the time of purchase). The Fund seeks to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the companies tracked by the Russell 1000® Value Index. As of December 31, 2009, the Russell 1000® Value Index had a market capitalization range of approximately $263 million to $324 billion.	Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of large-capitalization companies. We define large-capitalization companies as companies with market capitalizations within the range of the Russell 1000® Value Index. The market capitalization range of the Russell 1000® Value Index was approximately $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently.
The Fund may, but will not necessarily, use derivatives.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund focuses on owning stocks of companies that the portfolio manager believes are well-managed, have strong earnings growth, are trading at favorable valuation levels and provide potential for long-term return. The portfolio manager first identifies companies with long-term growth potential based upon the companies' strengths, industry position, strategic plans, and financial condition. After these companies are identified, the portfolio manager seeks to identify those companies selling at attractive valuations.	We employ a quantitative investment approach that seeks to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the Russell 1000® Value Index, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the Russell 1000® Value Index.
Investments are held for long-term growth and are typically sold only when there is a fundamental change or the stock price reaches what the portfolio manager believes is the stock's target potential.	We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Disciplined Value Fund. Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Disciplined Value Fund have similar investment goals and strategies. Wells Fargo Advantage U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation and Wells Fargo Advantage Disciplined Value Fund seeks long-term capital appreciation. Each Fund invests at least 80% of its assets in large-capitalization U.S. companies. This means that an investment in Wells Fargo Advantage Disciplined Value Fund may not produce income to the same extent as an investment in Wells Fargo Advantage U.S. Value Fund.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE U.S. VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks total return with an emphasis on long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in U.S. securities of large-capitalization companies. We define large-capitalization companies as those with market capitalizations of $3 billion or more.	Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of large-capitalization companies. We define large-capitalization companies as companies with market capitalizations within the range of the Russell 1000® Value Index. The market capitalization range of the Russell 1000® Value Index was approximately $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
We invest principally in U.S. securities of large-capitalization companies that we believe are undervalued relative to the market based on discounted cash flows, earnings and asset value. We seek to take advantage of opportunities in the market created by investors who primarily focus on the short-term prospects of companies. To identify these opportunities, we follow a bottom-up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the upside reward as well as the downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when sentiment is low. We believe buying a stock when the prevailing sentiment is low allows us to limit the potential downside and allows us to participate in the potential upside should the business fundamentals improve.	We employ a quantitative investment approach that seeks to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the Russell 1000® Value Index, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the Russell 1000® Value Index.
We consider selling a stock when it appreciates to our target price without changes to its fundamentals, when the fundamentals deteriorate, when it is forced out of the portfolio by a better idea, or when sentiment improves significantly.	We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage Disciplined Value Fund. Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage Disciplined Value Fund have similar investment goals and strategies. Wells Fargo Advantage Equity Income Fund seeks long-term capital appreciation and dividend income and Wells Fargo Advantage Disciplined Value Fund seeks long-term capital appreciation. While Wells Fargo Advantage Disciplined Value Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies, Wells Fargo Advantage Equity Income Fund normally invests at least 80% of its assets in income-producing equity securities of large-capitalization companies. This means that an investment in Wells Fargo Advantage Disciplined Value Fund may not produce dividend income to the same extent as an investment in Wells Fargo Advantage Equity Income Fund because Wells Fargo Advantage Disciplined Value Fund may invest in a security without regard to whether it pays a dividend. Unlike Wells Fargo Advantage Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund is a gateway fund that invests substantially all of its assets in a master portfolio, the Equity Income Portfolio. This means Wells Fargo Advantage Equity Income Fund is subject to any additional fees and expenses of the Equity Income Portfolio.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE EQUITY INCOME FUND (Target Fund)	WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation and dividend income.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies. We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more.	Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities of large-capitalization companies. We define large-capitalization companies as companies with market capitalizations within the range of the Russell 1000® Value Index. The market capitalization range of the Russell 1000® Value Index was approximately $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently.
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.	The Fund is not part of a master/gateway structure.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
We focus on identifying companies that we believe have exceptional valuations, above market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks.	We employ a quantitative investment approach that seeks to identify companies with favorable investment characteristics in the areas of valuation, investor sentiment and quality. In the aggregate, our approach seeks to offer portfolio risk characteristics similar to those of the Russell 1000® Value Index, while emphasizing those investment characteristics we consider most likely to lead to performance greater than that of the Russell 1000® Value Index.
Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.	We regularly review the investments of the portfolio and may sell a portfolio holding when, among other reasons, we believe there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to Wells Fargo Advantage Disciplined Value Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees.

Principal Risks
Counter-Party Risk
Derivatives Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Value Style Investment Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Fund's prospectus and SAI and, for the Acquiring Fund, in this prospectus/proxy statement and the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Target Fund's returns have varied from year to year and compare the Target Funds' returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen Target Fund at www.evergreeninvestments.com and for a Wells Fargo Target Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown. Since the Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore, performance information for the Acquiring Fund is not yet available.

Year-by-Year Total Return for Class I Shares (%) for Evergreen Disciplined Value Fund

Highest Quarter:	2nd Quarter 2003	+16.92%
Lowest Quarter:	4th Quarter 2008	-20.64%

Year-by-Year Total Return for Administrator Class Shares (%) for Wells Fargo Advantage U.S. Value Fund1

1	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

Highest Quarter:	2nd Quarter 2003	+18.65%
Lowest Quarter:	4th Quarter 2008	-21.72%

Year-by-Year Total Return for Administrator Class Shares (%) for Wells Fargo Advantage Equity Income Fund

Highest Quarter:	2nd Quarter 2003	+16.74%
Lowest Quarter:	3rd Quarter 2002	-20.82%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Disciplined Value Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	3/18/2005	10.26%	-1.04%	2.19%
Class B (before taxes)	3/18/2005	10.96%	-0.88%	2.41%
Class C (before taxes)	3/18/2005	14.97%	-0.63%	2.40%
Class I (before taxes)	5/8/1992	17.11%	0.32%	2.89%
Class I (after taxes on distributions)	5/8/1992	16.76%	-1.07%	1.74%
Class I (after taxes on distributions and the sale of Fund Shares)	5/8/1992	11.46%	0.26%	2.34%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		19.69%	-0.25%	2.47%
1	Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the fund's predecessor fund, SouthTrust Value Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and the fund's predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, 5 and 10 year returns for Classes A, B and C would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage U.S. Value Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/30/2000	15.49%	-2.34%	-0.50%
Class B (before taxes)	11/30/2000	16.63%	-2.36%	-0.41%
Class C (before taxes)	11/30/2000	20.63%	-1.93%	-0.64%
Administrator Class (before taxes)	12/31/2001	22.78%	-0.91%	0.44%
Administrator Class (after taxes on distributions)	12/31/2001	22.01%	-2.77%	-1.11%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	12/31/2001	14.73%	-1.02%	-0.01%
Investor Class (before taxes)	12/29/1995	22.53%	-1.25%	0.07%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		19.69%	-0.25%	2.47%
1	Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
3	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Administrator Class shares. After-tax returns for other share classes will vary.
4	Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.
5	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Equity Income Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	5/2/1996	11.15%	-2.10%	-0.33%
Class B (before taxes)	5/2/1996	12.04%	-2.10%	-0.27%
Class C (before taxes)	10/1/1998	16.00%	-1.67%	-0.49%
Administrator Class (before taxes)	11/1/1994	18.24%	-0.68%	0.51%
Administrator Class (after taxes on distributions)	11/1/1994	17.29%	-3.67%	-1.73%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	11/1/1994	11.81%	-0.58%	0.14%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		19.69%	-0.25%	2.47%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Administrator Class shares. After-tax returns for other share classes will vary.
2	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of each Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Funds Shares - Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and, for the Target Fund, in the Fund's prospectus and, for the Acquiring Funds, in this prospectus/proxy statement and Exhibit E.

The sales charge schedule applicable to Class A shares of Wells Fargo Advantage Disciplined Value Fund differs from the schedule applicable to Evergreen Disciplined Value Fund in the following ways: (i) Wells Fargo Advantage Disciplined Value Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999; and (ii) those between $250,000 and $499,000 are higher than Evergreen Disciplined Value Fund's front-end sales charge on similar purchases of Class A shares. Through the Merger, Class B shareholders of Evergreen Disciplined Value Fund will receive Class A shares of Wells Fargo Advantage Disciplined Value Fund and will have any remaining CDSC waived, but they will have a Class A front-end sales charge for additional purchases, as described above.

The sales charge schedule applicable to Class C shares of Wells Fargo Advantage Disciplined Value Fund is identical to the sales charge schedules for the corresponding class of shares of Evergreen Disciplined Value Fund. The contingent deferred sales charge you may pay when you redeem Class C shares of Wells Fargo Advantage Disciplined Value Fund (other than those you receive in connectin with the Merger) will be based on the net asset value of your shares when those shares were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class C shares of Evergreen Disciplined Value Fund.

The sales charge schedules applicable to Class A and Class C shares of Wells Fargo Advantage Disciplined Value Fund are identical to the sales charge schedules for the corresponding classes of shares of Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund. Through the Merger, Class B shareholders of Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund will receive Class A shares of Wells Fargo Advantage Disciplined Value Fund and will have any remaining CDSC waived, but they will have a Class A front-end sales charge for additional purchases.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Mergers take place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Disciplined Value Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage U.S. Value Fund
	Class A	Class B	Class C	Investor Class, Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Equity Income Fund
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Disciplined Value Fund (Pro Forma)
	Class A1	Class C	Investor Class, Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[2]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[2]	1.00%	None
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.
2	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for each Target Fund set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table below labeled "Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of Each Target Fund with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Mergers of each Target Fund with the Acquiring Fund had taken place at the beginning of that period. If either the Merger of Evergreen Disciplined Value Fund with the Acquiring Fund or the Merger of Wells Fargo Advantage Equity Income Fund with the Acquiring Fund is the only Merger approved by shareholders, or if any combination of the Target Funds merger with the Acquiring Fund, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of WFA U.S. Value Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming only the Merger of Wells Fargo Advantage U.S. Value Fund with the Acquiring Fund had taken place at the beginning of that period. Exhibit C contains expense tables and examples for each Target Fund based upon the actual expenses incurred by the Target Fund during its most recently completed fiscal year. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund as of the Target Funds' most recent financial statements. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Disciplined Value Fund
Total Annual Fund Operating Expenses[1]
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class I	1.04%
1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.15% for Class A, 1.90% for Class B, 1.90% for Class C, and 0.90% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage U.S. Value Fund
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)3,[4]
Class A	0.01%	1.46%	1.26%
Class B	0.01%	2.21%	2.01%
Class C	0.01%	2.21%	2.01%
Administrator Class	0.01%	1.28%	0.97%
Investor Class	0.01%	1.56%	1.33%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
4	Funds Management has committed through 11/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Equity Income Fund
	Total Annual Fund Operating Expenses (Before Waiver)1,[2]	Total Annual Fund Operating Expenses (After Waiver)[3]
Class A	1.42%	1.10%
Class B	2.17%	1.85%
Class C	2.17%	1.85%
Administrator Class	1.24%	0.85%
1	Includes gross expenses allocated from the master porfolio in which the Fund invests.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of Each Target Fund with Acquiring Fund)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.01%	1.22%	1.11%
Class C	0.01%	1.97%	1.86%
Administrator Class	0.01%	1.06%	0.86%
Investor Class	0.01%	1.29%	1.18%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.10% for Class A, 1.85% for Class C, 0.85% for Administrator Class, and 1.17% for Investor Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of WFA U.S. Value Fund Only with Acquiring Fund)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.01%	1.23%	1.11%
Class C	0.01%	1.98%	1.86%
Administrator Class	0.01%	1.07%	0.86%
Investor Class	0.01%	1.30%	1.18%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.10% for Class A, 1.85% for Class C, 0.85% for Administrator Class, and 1.17% for Investor Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class C shares of Evergreen Disciplined Value Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class C shares of Wells Fargo Advantage Disciplined Value Fund. However, Wells Fargo Advantage Disciplined Value Fund Class C shares are subject to a shareholder servicing fee equal to 0.25%. The fees borne by Class A and Class B shares of Evergreen Disciplined Value Fund pursuant to the Fund's Distribution Plan are 0.25% and 1.00% of the Fund's average daily net assets, respectively; Class A shares of Wells Fargo Advantage Disciplined Value Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee equal to 0.25%. While neither Class I shares of Evergreen Disciplined Value Fund nor Administrator Class shares of Wells Fargo Advantage Disciplined Value Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee equal to 0.25%.

The fees charged to Class A, Class C, Investor Class, and Administrator Class shares of Wells Fargo Advantage U.S. Value Fund pursuant to the Fund's Distribution Plan and shareholder servicing plan are identical to the Distribution Plan and shareholder servicing plan fees borne by Class A, Class C, Investor Class, and Administrator Class shares of Wells Fargo Advantage Disciplined Value Fund, respectively. The fees borne by Class B shares of Wells Fargo Advantage U.S. Value Fund pursuant to the Fund's Distribution Plan are 0.75% of the Fund's average daily net assets, and Class B shares are also subject to a shareholder servicing fee equal to 0.25%. Class B shareholders will receive Class A shares of the Wells Fargo Advantage Disciplined Value Fund, which bear a shareholder serving fee of 0.25%.

The fees charged to Class A, Class C, and Administrator Class shares of Wells Fargo Advantage Equity Income Fund pursuant to the Fund's Distribution Plan and shareholder servicing plan are identical to the Distribution Plan and shareholder servicing plan fees borne by Class A, Class C, and Administrator Class shares of Wells Fargo Advantage Disciplined Value Fund, respectively. The fees borne by Class B shares of Wells Fargo Advantage Equity Income Fund pursuant to the Fund's Distribution Plan are 0.75% of the Fund's average daily net assets, and Class B shares are also subject to a shareholder servicing fee equal to 0.25%. Class B shareholders will receive Class A shares of the Wells Fargo Advantage Disciplined Value Fund, which bear a shareholder serving fee of 0.25%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Evergreen Disciplined Value Fund's portfolio turnover rate was 33% of the average value of its portfolio, Wells Fargo Advantage U.S. Value Fund's portfolio turnover rate was 64% of the average value of its portfolio, and Wells Fargo Advantage Equity Income Fund's portfolio turnover rate was 11% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, its portfolio turnover rate is not yet available.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Disciplined Value Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager	William E. Zieff

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN GOLDEN LARGE CAP CORE FUND AND WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND INTO WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Golden Large Cap Core Fund:	You will get this class of shares of Wells Fargo Advantage Large Cap Core Fund:[1]
Class A	Class A
Class B2	Class A
Class C	Class C
Class I3	Institutional Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.
3	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.

If you own this class of shares of Wells Fargo Advantage Large Company Core Fund:	You will get this class of shares of Wells Fargo Advantage Large Cap Core Fund:[1]
Class A	Class A
Class B2	Class A
Class C	Class C
Investor Class	Investor Class
Administrator Class	Administrator Class
Institutional Class	Institutional Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of an Evergreen Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and tax payer identification number on record with the Funds. Following the Merger, foreign shareholders will no longer be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Cap Core Fund. Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Cap Core Fund have similar investment goals and strategies. Evergreen Golden Large Cap Core Fund seeks long-term capital growth and Wells Fargo Advantage Large Cap Core Fund seeks long-term capital appreciation. Evergreen Golden Large Cap Core Fund normally invests at least 80% of its assets in common stocks of large-sized U.S. exchange-listed companies and Wells Fargo Advantage Large Cap Core Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies. A difference is that Wells Fargo Advantage Large Cap Core Fund may invest up to 10% of its assets in equity securities of foreign issuers (including ADRs), while Evergreen Golden Large Cap Core Fund does not invest in securities of foreign issuers as part of its principal investment strategies. This distinction means that an investment in Wells Fargo Advantage Large Cap Core Fund may be subject to foreign investment risk to a greater extent than an investment in Evergreen Golden Large Cap Core Fund. Also, Evergreen Golden Large Cap Core Fund may invest in a smaller number of stocks than other mutual funds and may invest up to 20% of its assets in other types of securities, including small- and medium-capitalization companies, preferred stocks, and convertible instruments. This means that Evergreen Golden Large Cap Core Fund may be subject to the risks associated with such investments, such as smaller company securities risk and issuer risk, to a greater extent than Wells Fargo Advantage Large Cap Core Fund. Both Funds generally avoid investing in issuers for which the primary industry classification is alcohol, gaming, or tobacco.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN GOLDEN LARGE CAP CORE FUND (Target Fund)	WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in common stocks of large-sized U.S. exchange-listed companies (i.e., companies whose market capitalizations are similar to the market capitalizations of companies tracked by the S&P 500® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the market capitalization range of the companies tracked by the S&P 500® Index. As of December 31, 2009, the S&P 500® Index had a market capitalization range of approximately $1.1 billion to $323.7 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including, without limitation, common stocks of companies of any size, preferred stocks, and securities convertible into common stocks. The Fund's portfolio may be invested in a smaller number of stocks than many other similar mutual funds.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $1.1 billion to $323.7 billion, as of December 31, 2009, and is expected to change frequently.
The Fund does not invest in securities of foreign issuers as part of its principal investment strategies.	Under normal circumstances, we invest up to 10% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.
The Fund may, but will not necessarily, use derivatives.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return
Generally, the portfolio manager avoids investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.	Generally, we avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.
The portfolio manager utilizes a combination of quantitative methods and qualitative analysis to select a core portfolio of large-capitalization companies that the portfolio manager believes are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. The portfolio manager uses proprietary valuation, earnings and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analysts' expectations and overall attractiveness.	We utilize a combination of quantitative methods and qualitative analysis to select a core portfolio of large-capitalization companies that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. We use proprietary valuation, earnings and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analysts' expectations and overall attractiveness.
The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.	In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price. Stocks that fall below minimum threshold rankings in either the valuation or earnings models are candidates for sale. Upon the sale of any security, the proceeds are generally fully reinvested in what we believe is the most attractive security within the selection universe that also contributes to the portfolio's diversification, value characteristics, and risk profile.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Large Company Core Fund and Wells Fargo Advantage Large Cap Core Fund. Wells Fargo Advantage Large Company Core Fund and Wells Fargo Advantage Large Cap Core Fund have similar investment goals and strategies. Wells Fargo Advantage Large Company Core Fund seeks total return comprised of long-term capital appreciation and current income and Wells Fargo Advantage Large Cap Core Fund seeks long-term capital appreciation. While both Funds normally invest at least 80% of their assets in equity securities of large-capitalization companies, Wells Fargo Advantage Large Company Core Fund invests principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends. This means that an investment in Wells Fargo Advantage Large Cap Core Fund may produce less income than a similar investment in Wells Fargo Advantage Large Company Core Fund, while an investment in Wells Fargo Advantage Large Company Core Fund may be more subject to the risks associated with investing in a limited number of issuers. Also, Wells Fargo Advantage Large Company Core Fund may invest up to 25% of its assets in equity securities of foreign issuers only through ADRs and similar investments, while Wells Fargo Advantage Large Cap Core Fund may invest up to 10% of its assets in issuers of foreign securities, including through ADRs and similar investments. Also, both Funds generally avoid investing in issuers for which the primary industry classification is alcohol, gaming or tobacco.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (Target Fund)	WELLS FARGO ADVANTAGE LARGE CAP CORE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks total return comprised of long-term capital appreciation and current income.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as those companies with market capitalizations of $3 billion or more. We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, the majority of which pay dividends.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as companies with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $1.1 billion to $323.7 billion, as of December 31, 2009, and is expected to change frequently.
Under normal circumstances, we invest up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.	Under normal circumstances, we invest up to 10% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return
The Fund's principal investment strategies do not contain a statement pertaining to avoidance of investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.	Generally, we avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.
We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices are at least one-third lower than their business values. Our process is initially quantitative, focusing on absolute criteria such as the growth in a company's earnings, as well as relative criteria such as where a stock is currently trading versus its historic trading levels based on such criteria as its price to earnings, its price to book value, dividend yield and its price to sales. Our primary analytical effort is qualitative, where we assess whether a company is undervalued or merely statistically cheap. We focus on the role of management and the potential for a positive catalyst.	We utilize a combination of quantitative methods and qualitative analysis to select a core portfolio of large-capitalization companies that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. We use proprietary valuation, earnings and trading momentum models to rank securities in terms of their valuation, potential for delivering future earnings in excess of current analysts' expectations and overall attractiveness.
We are disciplined sellers, basing our decisions on the relationship between a company's business value and its stock price. Typically, we sell a stock when the stock price equals the updated business value. Stocks will also be sold if we believe the business value and/or future prospects have materially eroded. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects.	In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price. Stocks that fall below minimum threshold rankings in either the valuation or earnings models are candidates for sale. Upon the sale of any security, the proceeds are generally fully reinvested in what we believe is the most attractive security within the selection universe that also contributes to the portfolio's diversification, value characteristics, and risk profile.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in Wells Fargo Advantage Large Cap Core Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees. For example, because Evergreen Golden Large Cap Core Fund may invest in securities of small- and medium-capitalization issuers, securities convertible into common stocks and a smaller number of stocks, an investment in Evergreen Golden Large Cap Core Fund may be subject to risks associated with convertible securities, smaller company securities risk and issuer risk to a greater extent than an investment in the Wells Fargo Advantage Large Cap Core Fund. In addition, because Wells Fargo Advantage Large Company Core Fund invests principally in equity securities of approximately 30 to 50 large capitalization companies, an investment in Wells Fargo Advantage Large Company Core Fund may be subject to issuer risk to a greater extent than an investment in Wells Fargo Advantage Large Cap Core Fund.

Principal Risks
Counter-Party Risk
Derivatives Risk
Foreign Investment Risk
Growth Style Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Value Style Investment Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Fund's prospectus and SAI and, for the Acquiring Fund, in this prospectus/proxy statement and the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Target Fund's returns have varied from year to year and compare the Target Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen Target Fund at www.evergreeninvestments.com and for a Wells Fargo Target Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown. Since the Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore, performance information for the Acquiring Fund is not yet available.

For additional performance information relating to Evergreen Golden Large Cap Core Fund and the Acquiring Fund, please see "Exhibit F - Composite Performance Information."

Year-by-Year Total Return for Class A Shares (%) for Evergreen Golden Large Cap Core Fund

Highest Quarter:	3rd Quarter 2009	+13.30%
Lowest Quarter:	4th Quarter 2008	-19.71%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Large Company Core Fund

Highest Quarter:	2nd Quarter 2009	+22.97%
Lowest Quarter:	4th Quarter 2008	-25.77%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Golden Large Cap Core Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 12/17/2007
Class A (before taxes)	12/17/2007	11.76%	N/A	-14.10%
Class A (after taxes on distributions)	12/17/2007	11.59%	N/A	-14.23%
Class A (after taxes on distributions and the sale of Fund Shares)	12/17/2007	7.87%	N/A	-11.85%
Class B (before taxes)	12/17/2007	12.78%	N/A	-13.42%
Class C (before taxes)	12/17/2007	16.61%	N/A	-12.15%
Class I (before taxes)	12/17/2007	18.90%	N/A	-11.34%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.46%	N/A	-9.84%
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Large Company Core Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	2/29/2000	31.11%	-1.49%	-3.46%
Class A (after taxes on distributions)	2/29/2000	30.81%	-1.73%	-3.64%
Class A (after taxes on distributions and the sale of Fund Shares)	2/29/2000	20.18%	-1.40%	-2.95%
Class B (before taxes)	7/18/2008	33.16%	-1.45%	-3.30%
Class C (before taxes)	7/18/2008	37.15%	-1.03%	-3.51%
Institutional Class (before taxes)	2/29/2000	39.83%	0.19%	-2.32%
Administrator Class (before taxes)	12/31/2001	39.39%	-0.12%	-2.65%
Investor Class (before taxes)	12/29/1995	38.93%	-0.47%	-2.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	-0.95%
1	Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 29, 2000, through June 19, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to February 29, 2000, for the Class A shares, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
3	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.
4	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
5	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500 is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of each Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Funds Shares - Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and, for the Target Fund, in the Fund's prospectus and, for the Acquiring Funds, in this prospectus/proxy statement and Exhibit E.

The sales charge schedule applicable to Class A shares of Wells Fargo Advantage Large Cap Core Fund differs from the schedule applicable to Evergreen Golden Large Cap Core Fund in the following ways: (i) Wells Fargo Advantage Large Cap Core Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999; and (ii) those between $250,000 and $499,000 are higher than Evergreen Golden Large Cap Core Fund's front-end sales charge on similar purchases of Class A shares. Through the Merger, Class B shareholders of Evergreen Golden Large Cap Core Fund will receive Class A shares of Wells Fargo Advantage Large Cap Core Fund and will have any remaining CDSC waived, but they will have a Class A front-end sales charge for additional purchases, as described above.

The sales charge schedule applicable to Class C shares of Wells Fargo Advantage Large Cap Core Fund is identical to the sales charge schedule for the corresponding class of shares of Evergreen Golden Large Cap Core Fund. The contingent deferred sales charge you may pay when you redeem Class C shares of Wells Fargo Advantage Large Cap Core Fund (other than those you receive in connectin with the Merger) will be based on the net asset value of your shares when those shares were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class C shares of Evergreen Golden Large Cap Core Fund.

The sales charge schedules applicable to Class A and C shares of Wells Fargo Advantage Large Cap Core Fund are identical to the sales charge schedules for the corresponding classes of shares of Wells Fargo Advantage Large Company Core Fund. Through the Merger, Class B shareholders of Wells Fargo Advantage Large Company Core Fund will receive Class A shares of Wells Fargo Advantage Large Cap Core Fund and will have any remaining CDSC waived, but they will have a Class A front-end sales charge for additional purchases.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Mergers take place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Golden Large Cap Core Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Large Company Core Fund
	Class A	Class B	Class C	Investor Class, Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Large Cap Core Fund (Pro Forma)
	Class A	Class C	Investor Class, Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for each Target Fund set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table below labeled "Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Wells Fargo Advantage Large Company Core Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Evergreen Golden Large Cap Core Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming only the Merger of Evergreen Golden Large Cap Core Fund with the Acquiring Fund had taken place at the beginning of that period. Exhibit C contains expense tables and examples for each Target Fund based upon the actual expenses incurred by the Target Fund during its most recently completed fiscal year. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund as of the Target Funds' most recent financial statements. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Golden Large Cap Core Fund
Total Annual Fund Operating Expenses1,[2]
Class A	4.00%
Class B	4.75%
Class C	4.75%
Class I	3.75%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.16% for Class A, 1.91% for Class B, 1.91% for Class C, and 0.91% for Class I. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage Large Company Core Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	1.42%	1.14%
Class B	2.17%	1.89%
Class C	2.17%	1.89%
Administrator Class	1.24%	0.95%
Institutional Class	0.97%	0.66%
Investor Class	1.52%	1.28%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through 11/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	1.30%	1.14%
Class C	2.05%	1.89%
Administrator Class	1.14%	0.90%
Institutional Class	0.87%	0.66%
Investor Class	1.37%	1.21%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Evergreen Golden Large Cap Core Fund Only with Acquiring Fund)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.01%	4.10%	1.15%
Class C	0.01%	4.85%	1.90%
Administrator Class	0.01%	3.94%	0.91%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class C shares of Evergreen Golden Large Cap Core Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class C shares of Wells Fargo Advantage Large Cap Core Fund. However, Wells Fargo Advantage Large Cap Core Fund Class C shares are subject to a shareholder servicing fee equal to 0.25%. The fees borne by Class A and Class B shares of Evergreen Golden Large Cap Core Fund pursuant to the Fund's Distribution Plan are 0.25% and 1.00% of the Fund's average daily net assets, respectively; Class A shares of Wells Fargo Advantage Large Cap Core Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee equal to 0.25%. While neither Class I shares of Evergreen Golden Large Cap Core Fund nor Institutional Class shares of Wells Fargo Advantage Large Cap Core Fund are subject to fees under a distribution plan, Institutional Class shares are subject to a shareholder servicing fee equal to 0.25%.

The fees charged to Class A, Class C, Investor Class, and Administrator Class shares of Wells Fargo Advantage Large Company Core Fund pursuant to their Distribution Plan and shareholder servicing plan are identical to the Distribution Plan and shareholder servicing plan fees borne by Class A, Class C, Investor Class, and Administrator Class shares of Wells Fargo Advantage Large Cap Core Fund, respectively. The fees borne by Class B shares of Wells Fargo Advantage Large Company Core Fund pursuant to the Fund's Distribution Plan are 0.75% of the Fund's average daily net assets, and Class B shares are also subject to a shareholder servicing fee equal to 0.25%. Class B shareholders will receive Class A shares of the Wells Fargo Advantage Large Cap Core Fund, which only bear a shareholder servicing fee of 0.25%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, Evergreen Golden Large Cap Core Fund's portfolio turnover rate was 45% of the average value of its portfolio and Wells Fargo Advantage Large Company Core Fund's portfolio turnover rate was 47% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, its portfolio turnover rate is not yet available.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Golden Large Cap Core Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Golden Capital Management, LLC
Portfolio Manager	Jeff C. Moser, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN LARGE COMPANY GROWTH FUND AND WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND INTO WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Large Company Growth Fund:	You will get this class of shares of Wells Fargo Advantage Premier Large Company Growth Fund:[1]
Class A	Class A
Class B	Class B
Class C	Class C
Class I2	Institutional Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.
2	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.

If you own this class of shares of Wells Fargo Advantage Large Company Growth Fund:	You will get this class of shares of Wells Fargo Advantage Premier Large Company Growth Fund:[1]
Class A	Class A
Class B	Class B
Class C	Class C
Investor Class	Investor Class
Administrator Class	Administrator Class
Institutional Class	Institutional Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of an Evergreen Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and tax payer identification number on record with the Funds. Following the Merger, foreign shareholders will no longer be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Large Company Growth Fund and Wells Fargo Advantage Premier Large Company Growth Fund. Evergreen Large Company Growth Fund and Wells Fargo Advantage Premier Large Company Growth Fund have similar investment goals and strategies. Evergreen Large Company Growth Fund seeks long-term capital growth and Wells Fargo Advantage Premier Large Company Growth Fund seeks long-term capital appreciation. Evergreen Large Company Growth Fund normally invests at least 80% of its assets in common stocks of large U.S. companies and Wells Fargo Advantage Premier Large Company Growth Fund normally invests at least 80% of its assets in equity securities of large-capitalization companies. Unlike the Wells Fargo Advantage Premier Large Company Growth Fund, the Evergreen Large Company Growth Fund seeks to maintain a dollar-weighted average market capitalization within the market capitalization range of companies tracked by the Russell Top 200® Index. While each Fund may invest up to 20% of its assets in foreign securities, Evergreen Large Company Growth Fund may also invest such portion of its assets in securities of small- and medium-sized companies and cash or cash equivalents. This means that an investment in Evergreen Large Company Growth Fund may be subject to smaller company securities risk to a greater extent than an investment in Wells Fargo Advantage Premier Large Company Growth Fund. Lastly, Wells Fargo Advantage Premier Large Company Growth Fund does not limit the amount of stocks in which it may invest, meaning that Wells Fargo Advantage Premier Large Company Growth Fund may be more subject to the risks associated with investing in a limited number of issuers.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN LARGE COMPANY GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell 1000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of companies tracked by the Russell Top 200® Index. As of December 31, 2009 the Russell Top 200® Index had a market capitalization range of approximately $2.4 million to $323.7 billion. Up to 20% of the Fund's assets may be invested in foreign securities, in the equity securities of small- and medium-sized companies and in cash or cash equivalents.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as securities of companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently. Under normal cicumstances, we invest up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments. As long-term investors, our final portfolio typically has a low average turnover and typically holds 30-50 stocks.
The Fund may, but will not necessarily, use derivatives.	Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund normally invests across a wide range of sectors and industries. The Fund's portfolio manager employs a growth style of equity management that emphasizes companies with cash flow growth, sustainable competitive advantages, returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders.	The goal of our fundamental investment process is to identify the small number of high quality companies capable of sustaining above average, long-term cash flow growth and then to invest at a significant discount to our valuation estimate to create long-term value for investors. Our strategy is focused on firms with a strong business franchise that, because of their structural advantages, are best-positioned to benefit from the secular growth trends in their industry. Our investment process is forward looking. Because we approach research from the perspective of a potential owner, we focus on future cash flows for measuring intrinsic value. Through our fundamental, bottom-up analysis, we form distinct, company-specific insights. Our disciplined scrutiny of upside potential and downside risk gives us the confidence to make long-term investments regardless of the short-term impact of business cycles. Our fund is constructed company by company, based on our level of conviction.
The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.	Our sell decisions are similarly driven by our long-term fundamental analysis. Always vigilant of the overall portfolio's risk-return profile, we would also sell a stock if we found a more attractive candidate with a better margin of safety.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Large Company Growth Fund and Wells Fargo Advantage Premier Large Company Growth Fund. Wells Fargo Advantage Large Company Growth Fund and Wells Fargo Advantage Premier Large Company Growth Fund have similar investment goals and strategies. Each Fund seeks to provide long-term capital appreciation by investing at least 80% of its assets in large-capitalization companies. Both Funds may invest up to 20% of their assets in equity securities of foreign issuers. Unlike Wells Fargo Advantage Premier Large Company Growth Fund, Wells Fargo Advantage Large Company Growth Fund is a gateway fund that invests substantially all of its assets in a master portfolio, the Large Company Growth Portfolio. This means Wells Fargo Advantage Large Company Growth Fund is subject to any additional fees and expenses of the Large Company Growth Portfolio.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as those companies with market capitalizations of $3 billion or more. Under normal circumstances, we invest up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies, which we define as securities of companies with market capitalizations within the range of the Russell 1000® Index. The market capitalization range of the Russell 1000® Index was approximately $263 million to $324 billion, as of December 31, 2009, and is expected to change frequently. Under normal circumstances, we invest up to 20% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments. As long-term investors, our final portfolio typically has a low average turnover and typically holds 30-50 stocks.
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.	The Fund is not part of a master/gateway structure.
Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.	Furthermore, the Fund may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500® Index.	The goal of our fundamental investment process is to identify the small number of high quality companies capable of sustaining above average, long-term cash flow growth and then to invest at a significant discount to our valuation estimate to create long-term value for investors. Our strategy is focused on firms with a strong business franchise that, because of their structural advantages, are best-positioned to benefit from the secular growth trends in their industry. Our investment process is forward looking. Because we approach research from the perspective of a potential owner, we focus on future cash flows for measuring intrinsic value. Through our fundamental, bottom-up analysis, we form distinct, company-specific insights. Our disciplined scrutiny of upside potential and downside risk gives us the confidence to make long-term investments regardless of the short-term impact of business cycles. Our fund is constructed company by company, based on our level of conviction.
We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.	Our sell decisions are similarly driven by our long-term fundamental analysis. Always vigilant of the overall portfolio's risk-return profile, we would also sell a stock if we found a more attractive candidate with a better margin of safety.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in Wells Fargo Advantage Premier Large Company Growth Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each of the Funds may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees. For example, an investment in Evergreen Large Company Growth Fund may be subject to smaller-company securities risk to a greater extent than an investment in Wells Fargo Advantage Premier Large Company Growth Fund because Wells Fargo Advantage Premier Large Company Growth Fund does not invest in small- and medium-sized companies as a part of its principal investment strategies.

Principal Risks
Counter-Party Risk
Derivatives Risk
Foreign Investment Risk
Growth Style Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Fund's prospectus and SAI and, for the Acquiring Fund, in this prospectus/proxy statement and the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Target Fund's returns have varied from year to year and compare the Target Funds' returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen Target Fund at www.evergreeninvestments.com and for a Wells Fargo Target Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown. Since the Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore, performance information for the Acquiring Fund is not yet available.

Year-by-Year Total Return for Class B Shares (%) for Evergreen Large Company Growth Fund

Highest Quarter:	2nd Quarter 2003	+14.54%
Lowest Quarter:	3rd Quarter 2001	-21.00%

Year-by-Year Total Return for Class B Shares (%) for Wells Fargo Advantage Large Company Growth Fund1

1	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

Highest Quarter:	4th Quarter 2001	+17.82%
Lowest Quarter:	4th Quarter 2008	-23.94%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Large Company Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	31.68%	3.49%	-1.78%
Class B (before taxes)	9/11/1935	33.76%	3.62%	-1.92%
Class B (after taxes on distributions)	9/11/1935	33.76%	3.62%	-2.51%
Class B (after taxes on distributions and the sale of Fund Shares)	9/11/1935	21.95%	3.11%	-1.80%
Class C (before taxes)	1/22/1998	37.69%	3.96%	-1.93%
Class I (before taxes)	6/30/1999	40.11%	5.00%	-0.94%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		37.21%	1.63%	-3.99%
1	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Large Company Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/1/1998	36.73%	-0.85%	-3.87%
Class B (before taxes)	10/1/1998	38.95%	-0.82%	-3.75%
Class B (after taxes on distributions)[1]	10/1/1998	38.95%	-0.82%	-3.81%
Class B (after taxes on distributions and the sale of Fund Shares)[1]	10/1/1998	25.32%	-0.69%	-3.12%
Class C (before taxes)	11/8/1999	42.98%	-0.39%	-3.95%
Institutional Class (before taxes)	6/30/2004	45.73%	0.79%	-2.96%
Administrator Class (before taxes)	11/11/1994	45.35%	0.58%	-3.07%
Investor Class (before taxes)[3]	4/11/2005	44.99%	0.21%	-3.45%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		37.21%	1.63%	-3.99%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.
3	Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Class Z expenses.
4	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of each Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Funds Shares - Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and, for the Target Fund, in the Fund's prospectus and, for the Acquiring Funds, in this prospectus/proxy statement and Exhibit E.

The sales charge schedule applicable to Class A shares of Wells Fargo Advantage Premier Large Company Growth Fund differs from the schedule applicable to Evergreen Large Company Growth Fund in the following ways: (i) Wells Fargo Advantage Premier Large Company Growth Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999; and (ii) those between $250,000 and $499,000 are higher than Evergreen Large Company Growth Fund's front-end sales charge on similar purchases of Class A shares. The sales charge schedules applicable to Class B and Class C shares of Wells Fargo Advantage Premier Large Company Growth Fund are identical to the sales charge schedules for the corresponding class of shares of Evergreen Large Company Growth Fund. The contingent deferred sales charge you may pay when you redeem Class B or Class C shares of Wells Fargo Advantage Premier Large Company Growth Fund (other than those you receive in connectin with the Merger) will be based on the net asset value of your shares when those shares were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class B and Class C shares of Evergreen Large Company Growth Fund.

The sales charge schedules applicable to Class A, Class B, and Class C shares of Wells Fargo Advantage Premier Large Company Growth Fund are identical to the sales charge schedules for the corresponding classes of shares of Wells Fargo Advantage Large Company Growth Fund.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Mergers take place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Large Company Growth Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Large Company Growth Fund
	Class A	Class B	Class C	Investor Class, Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma)
	Class A1	Class B	Class C	Investor Class, Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[2]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[2]	5.00%	1.00%	None
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below.
2	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for each Target Fund set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table below labeled "Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Wells Fargo Advantage Large Company Growth Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Evergreen Large Company Growth Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming only the Merger of Evergreen Large Company Growth Fund with the Acquiring Fund had taken place at the beginning of that period. Exhibit C contains expense tables and examples for each Target Fund based upon the actual expenses incurred by the Target Fund during its most recently completed fiscal year. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund as of the Target Funds' most recent financial statements. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Large Company Growth Fund
Total Annual Fund Operating Expenses
Class A	1.12%
Class B	1.87%
Class C	1.87%
Class I	0.87%

Wells Fargo Advantage Large Company Growth Fund
	Total Annual Fund Operating Expenses (Before Waiver)1,[2]	Total Annual Fund Operating Expenses (After Waiver)[3]
Class A	1.33%	1.20%
Class B	2.08%	1.95%
Class C	2.08%	1.95%
Administrator Class	1.15%	0.95%
Institutional Class	0.88%	0.75%
Investor Class	1.44%	1.27%
1	Includes gross expenses allocated from the master porfolio in which the Fund invests.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	1.26%	1.12%
Class B	2.01%	1.87%
Class C	2.01%	1.87%
Administrator Class	1.10%	0.95%
Institutional Class	0.83%	0.75%
Investor Class	1.33%	1.19%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Evergreen Large Company Growth Fund Only with Acquiring Fund)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	1.27%	1.12%
Class B	2.02%	1.87%
Class C	2.02%	1.87%
Institutional Class	0.84%	0.75%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen Large Company Growth Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of Wells Fargo Advantage Premier Large Company Growth Fund, respectively. However, each of those Wells Fargo Advantage Premier Large Company Growth Fund share classes are subject to a shareholder servicing fee equal to 0.25%. The fees borne by Class A shares of Evergreen Large Company Growth Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of Wells Fargo Advantage Premier Large Company Growth Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee equal to 0.25%. Neither Class I shares of Evergreen Large Company Growth Fund nor Institutional Class shares of Wells Fargo Advantage Premier Large Company Growth Fund are subject to fees under a distribution plan.

The fees charged to Class A, Class B, Class C, Investor Class, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Large Company Growth Fund pursuant to the Fund's Distribution Plan and shareholder servicing plan are identical to the Distribution Plan and shareholder servicing plan fees borne by Class A, Class B, Class C, Investor Class, Administrator Class, and Institutional Class shares of Wells Fargo Advantage Premier Large Company Growth Fund, respectively.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, Evergreen Large Company Growth Fund's portfolio turnover rate was 24% of the average value of its portfolio and Wells Fargo Advantage Large Company Growth Fund's portfolio turnover rate was 13% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, its portfolio turnover rate is not yet available.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Large Company Growth Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager	Aziz Hamzaogullari, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN EMERGING MARKETS GROWTH FUND AND WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND INTO WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Emerging Markets Growth Fund:	You will get this class of shares of Wells Fargo Advantage Emerging Markets Equity Fund II:[1]
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.

If you own this class of shares of Wells Fargo Advantage Emerging Markets Equity Fund:	You will get this class of shares of Wells Fargo Advantage Emerging Markets Equity Fund II:[1]
Class A	Class A
Class B	Class B
Class C	Class C
Administrator Class	Administrator Class
1	The Fund is a shell fund ("Shell Fund") being created to receive the assets of one or more Target Funds.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of an Evergreen Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and tax payer identification number on record with the Funds. Following the Merger, foreign shareholders will no longer be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund II. Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund II have similar investment goals and strategies. Evergreen Emerging Markets Growth Fund seeks to provide shareholders with long-term capital growth and Wells Fargo Advantage Emerging Markets Equity Fund II seeks long-term capital appreciation. Evergreen Emerging Markets Growth Fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets and Wells Fargo Advantage Emerging Markets Equity Fund II normally invests at least 80% of its assets in emerging market equity securities. Both Funds rely on both growth- and value-oriented investment disciplines. Wells Fargo Advantage Emerging Markets Equity Fund II may engage in foreign currency hedging, while Evergreen Emerging Markets Growth Fund does not use foreign currency hedging as part of its principal investment strategies. This means that an investment in Wells Fargo Advantage Emerging Markets Equity Fund II may be subject to greater currency hedging risk than an investment in Evergreen Emerging Markets Growth Fund.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN EMERGING MARKETS GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to provide shareholders with long-term capital growth.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its assets in equity securities of issuers located in emerging markets. Emerging markets countries include, but are not limited to, South Korea, Brazil, Russia, China, Mexico, Taiwan, South Africa and India. The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country.	Under normal circumstances, we invest at least 80% of the Fund's net assets in emerging market equity securities. We invest principally in equity securities of companies tied economically to emerging market countries. We consider emerging market countries to include, among others, countries included in the MSCI Emerging Markets Index and countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank).
The Fund may, but will not necessarily, use derivatives.	We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may hedge the Fund's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may also actively trade portfolio securities.
The Fund may invest in securities across all market capitalizations, seeking investments that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. The portfolio manager relies on both growth- and value-oriented investment disciplines. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks securities that are undervalued in the marketplace and which have a trigger, or catalyst, that will cause the value to eventually be realized.	The Fund seeks investments that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. The Fund relies on both growth- and value-oriented investment disciplines. For growth investments, the Fund seeks, among other things, good business models, good management and growth in cash flows. For value investments, the Fund seeks securities that are undervalued in the marketplace and which have a trigger, or catalyst, that will cause the value to eventually be realized.
The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.	We continually review the investments of the portfolio. We may choose to sell a security due to: (1) the achievement of a valuation target, (2) the deterioration in the underlying fundamentals of the business, or (3) the identification of a more attractive investment opportunity.
Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Wells Fargo Advantage Emerging Markets Equity Fund and Wells Fargo Advantage Emerging Markets Equity Fund II. Wells Fargo Advantage Emerging Markets Equity Fund and Wells Fargo Advantage Emerging Markets Equity Fund II have similar investment goals and strategies. Each Fund seeks to provide long-term capital appreciation by investing at least 80% of its assets in emerging market equity securities. Each Fund may invest in derivatives as part of its principal investment strategies.

A more complete description of each Fund's investment goals and strategies is below.

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund's net assets in emerging market equity securities. We invest principally in equity securities of companies tied economically to emerging market countries. We consider emerging market countries to include, among others, countries included in the MSCI Emerging Markets Index and countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank).	Under normal circumstances, we invest at least 80% of the Fund's net assets in emerging market equity securities. We invest principally in equity securities of companies tied economically to emerging market countries. We consider emerging market countries to include, among others, countries included in the MSCI Emerging Markets Index and countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank).
We reserve the right to hedge the portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may use futures, options, repurchase or reverse repurchase agreements, or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also actively trade portfolio securities.	We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may hedge the Fund's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging. We may also actively trade portfolio securities.
We allocate the Fund's assets among emerging markets with stable or improving macroeconomic environments and invest in companies within those countries that we believe have high capital appreciation potential. In the macroeconomic outlook, we specifically look for improvement in gross domestic product growth, inflation, and interest rates. We combine in-depth financial review with on-site analysis of companies, countries and regions to identify potential investments. We travel to emerging market countries to gain first hand insight into the economic, political and social trends that affect investment in those countries. Security selection is based on a company's financial history, earnings growth potential, international competitiveness and quality of management. The most common valuation parameters used are price-to-earnings to earnings growth and price-to-cash-flow to cash flow growth, although there is no single valuation parameter that is universally applied across sectors and companies.	The Fund seeks investments that offer potential growth opportunities attributable to factors such as political change, economic deregulation and liberalized trade policy. The Fund relies on both growth- and value-oriented investment disciplines. For growth investments, the Fund seeks, among other things, good business models, good management and growth in cash flows. For value investments, the Fund seeks securities that are undervalued in the marketplace and which have a trigger, or catalyst, that will cause the value to eventually be realized.
The process used to sell a security or reduce its weighting in the portfolio is as important as our buy decision process. A deterioration in the macroeconomic outlook is one of the factors that may lead us to reduce country weighting. We may also choose to sell portfolio securities due to: (1) over-valuation by the market relative to our estimated fair price; (2) deterioration in industry trends (such as falling prices); or (3) decline in competitiveness.	We continually review the investments of the portfolio. We may choose to sell a security due to: (1) the achievement of a valuation target, (2) the deterioration in the underlying fundamentals of the business, or (3) the identification of a more attractive investment opportunity.
The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.	The Fund may hold some of its assets in cash or in money market instruments, including U.S. government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until January 2009, the Funds have historically used different terms and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in Wells Fargo Advantage Emerging Markets Equity Fund II. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each Fund may be subject to all or substantially all of the risks listed below, they may be subject to a particular risk to different degrees. For example, an investment in Wells Fargo Advantage Emerging Markets Equity Fund II may be subject to greater currency hedging risk than an investment in Evergreen Emerging Markets Growth Fund, because Wells Fargo Advantage Emerging Markets Equity Fund II may engage in foreign currency hedging, while engaging in foreign currency hedging is not a principal investment strategy for Evergreen Emerging Markets Growth Fund.

Principal Risks
Active Trading Risk
Counter-Party Risk
Currency Hedging Risk
Derivatives Risk
Emerging Markets Risk
Foreign Investment Risk
Growth Style Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regional Risk
Regulatory Risk
Smaller Company Securities Risk
Value Style Investment Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Fund's prospectus and SAI and, for the Acquiring Fund, in this prospectus/proxy statement and the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Target Fund's returns have varied from year to year and compare the Target Funds' returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for an Evergreen Target Fund at www.evergreeninvestments.com and for a Wells Fargo Target Fund at www.wellsfargo.com/advantagefunds. The bar chart does not reflect applicable sales charges; if it did, returns would be lower than those shown. Since the Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore, performance information for the Acquiring Fund is not yet available.

Year-by-Year Total Return for Class A Shares (%) for Evergreen Emerging Markets Growth Fund

Highest Quarter:	2nd Quarter 2009	+31.82%
Lowest Quarter:	3rd Quarter 2008	-24.77%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Emerging Markets Equity Fund

Highest Quarter:	2nd Quarter 2009	+29.42%
Lowest Quarter:	3rd Quarter 2008	-28.11%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Emerging Markets Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	9/6/1994	62.92%	17.17%	10.22%
Class A (after taxes on distributions)	9/6/1994	62.92%	15.08%	9.22%
Class A (after taxes on distributions and the sale of Fund Shares)	9/6/1994	40.90%	14.54%	8.83%
Class B (before taxes)	9/6/1994	66.59%	17.51%	10.11%
Class C (before taxes)	9/6/1994	70.59%	17.70%	10.10%
Class I (before taxes)	9/6/1994	73.25%	18.88%	11.20%
MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses, or taxes)		79.02%	15.88%	10.11%
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Emerging Markets Equity Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/31/2001	54.85%	8.83%	8.22%
Class A (after taxes on distributions)	10/31/2001	54.72%	8.47%	7.99%
Class A (after taxes on distributions and the sale of Fund Shares)	10/31/2001	35.65%	7.49%	7.16%
Class B (before taxes)	10/31/2001	58.04%	9.02%	8.51%
Class C (before taxes)	10/31/2001	62.07%	9.28%	7.98%
Administrator Class (before taxes)	12/31/1997	64.83%	10.46%	9.17%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes)		78.51%	15.51%	9.78%
1	Performance shown prior to the inception of Class A, Class B and Class C shares reflects the performance of Administrator Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
3	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index(sm) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of each Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses would be if the Merger takes place. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in a Target Fund's family of funds or $50,000 in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Funds Shares - Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and, for the Target Fund, in the Fund's prospectus and, for the Acquiring Funds, in this prospectus/proxy statement and Exhibit E.

The sales charge schedule applicable to Class A shares of Wells Fargo Advantage Emerging Markets Equity Fund II differs from the schedule applicable to Evergreen Emerging Markets Growth Fund in the following ways: (i) Wells Fargo Advantage Emerging Markets Equity Fund II's front-end sales charges on purchases of Class A shares between $50,000 and $99,999; and (ii) those between $250,000 and $499,000 are higher than Evergreen Emerging Markets Growth Fund's front-end sales charge on similar purchases of Class A shares. The sales charge schedules applicable to Class B and C shares of Wells Fargo Advantage Emerging Markets Equity Fund II are identical to the sales charge schedules for the corresponding classes of shares of Evergreen Emerging Markets Growth Fund. The contingent deferred sales charge you may pay when you redeem Class B or Class C shares of Wells Fargo Advantage Emerging Markets Equity Fund II (other than those you receive in connectin with the Merger) will be based on the net asset value of your shares when those shares were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class B and Class C shares of Evergreen Emerging Markets Growth Fund.

The sales charge schedules applicable to Class A, Class B, and Class C shares of Wells Fargo Advantage Emerging Markets Equity Fund II are identical to the sales charge schedules for the corresponding class of shares of Wells Fargo Advantage Emerging Markets Equity Fund.

The following tables allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Mergers take place. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

Shareholder Fees (fees paid directly from your investment)

Evergreen Emerging Markets Growth Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Emerging Markets Equity Fund
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma)
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

The following tables allow you to compare the annual operating expenses of the Funds. The net and gross total annual fund operating expenses for each Target Fund set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table below labeled "Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Evergreen Emerging Markets Growth Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of WFA Emerging Markets Equity Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming only the Merger of Wells Fargo Advantage Emerging Markets Equity Fund with the Acquiring Fund had taken place at the beginning of that period. Exhibit C contains expense tables and examples for each Target Fund based upon the actual expenses incurred by the Target Fund during its most recently completed fiscal year. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund as of the Target Funds' most recent financial statements. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Emerging Markets Growth Fund
Total Annual Fund Operating Expenses[1]
Class A	2.05%
Class B	2.80%
Class C	2.80%
Class I	1.80%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Wells Fargo Advantage Emerging Markets Equity Fund
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)[2]	Total Annual Fund Operating Expenses (After Waiver)3,[4]
Class A	0.02%	2.13%	1.92%
Class B	0.02%	2.88%	2.67%
Class C	0.02%	2.88%	2.67%
Administrator Class	0.02%	1.94%	1.62%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
3	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
4	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.01%	1.88%	1.88%
Class B	0.01%	2.63%	2.63%
Class C	0.01%	2.63%	2.63%
Administrator Class	0.01%	1.72%	1.61%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.87% for Class A, 2.62% for Class B, 2.62% for Class C, and 1.60% for Administrator Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of WFA Emerging Markets Equity Fund Only with Acquiring Fund)
	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.02%	1.96%	1.89%
Class B	0.02%	2.71%	2.64%
Class C	0.02%	2.71%	2.64%
Administrator Class	0.02%	1.80%	1.62%
1	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
2	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen Emerging Markets Growth Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of Wells Fargo Advantage Emerging Markets Equity Fund II, respectively. However, each of those Wells Fargo Advantage Emerging Markets Equity Fund II share classes are subject to a shareholder servicing fee equal to 0.25%. The fees borne by Class A shares of Evergreen Emerging Markets Growth Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of Wells Fargo Advantage Emerging Markets Equity Fund II do not bear fees under a Distribution Plan, but are subject to a shareholder servicing fee equal to 0.25%. While neither Class I shares of Evergreen Emerging Markets Growth Fund nor Administrator Class shares of Wells Fargo Advantage Emerging Markets Equity Fund II are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee equal to 0.25%.

The fees charged to Class A, Class B, Class C, and Administrator Class shares of Wells Fargo Advantage Emerging Markets Equity Fund pursuant to their Distribution Plan and shareholder servicing plan are identical to the Distribution Plan and shareholder servicing plan fees borne by Class A, Class B, Class C, and Administrator Class shares of Wells Fargo Advantage Emerging Markets Equity Fund II, respectively.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, Evergreen Emerging Markets Growth Fund's portfolio turnover rate was 23% of the average value of its portfolio and Wells Fargo Advantage Emerging Markets Equity Fund's portfolio turnover rate was 127% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, its portfolio turnover rate is not yet available.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Emerging Markets Equity Fund II
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager	Yi (Jerry) Zhang, PhD, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of a Fund will be positive or that the Fund will meet its investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

  Active Trading Risk. Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may cause the Fund to realize greater gains that will be taxable to you then would otherwise have been realized.

  Counter-Party Risk. When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

  Currency Hedging Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss for a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

  Derivatives Risk. The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions, e.g., over-the-counter swaps, are subject to counterparty risk.

  Emerging Markets Risk. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

  Foreign Investment Risk. Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

  Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

  Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

  Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

  Liquidity Risk. A security may not be sold at the time desired or without adversely affecting the price.

  Management Risk. We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

  Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline in value or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

  Regional Risk. The chance that an entire geographical region will be hurt by political, regulatory, market or economic developments or natural disasters may adversely impact the value of investments concentrated in the region. Additionally, a Fund with a regional focus may be more disproportionately and adversely impacted by regional developments than a Fund without a regional focus.

  Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

  Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

  Value Style Investment Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the investment adviser, investment sub-adviser and portfolio manager(s) of your Acquiring Fund as referenced in the section entitled "Merger Summary."

Investment Adviser

Funds Management is the investment adviser to your Acquiring Fund and will continue to be the investment adviser to your Acquiring Fund following the Merger.

The following are some key facts about Funds Management:

  Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo").

  Funds Management was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank, N.A. ("Wells Fargo Bank") and is an affiliate of Wells Fargo Bank, which was founded in 1852 and is the oldest bank in the western United States and is one of the largest banks in the United States.

  Funds Management is located at 525 Market Street, San Francisco, California 94105.

Advisory Fees

As compensation for its advisory services to your Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Breakpoint	Fee
Wells Fargo Advantage Classic Value Fund, Wells Fargo Advantage Large Cap Core Fund, Wells Fargo Advantage Premier Large Company Growth Fund	First $500 million	0.650%
	Next $500 million	0.625%
	Next $1 billion	0.600%
	Next $2 billion	0.575%
	Over $4 billion	0.550%

Wells Fargo Advantage Disciplined Value Fund	First $500 million	0.550%
	Next $500 million	0.525%
	Next $1 billion	0.500%
	Next $2 billion	0.475%
	Over $4 billion	0.450%

Wells Fargo Advantage Emerging Markets Equity Fund II	First $500 million	1.100%
	Next $500 million	1.050%
	Next $1 billion	1.000%
	Next $2 billion	0.975%
	Over $4 billion	0.950%

Because the Acquiring Funds are Shell Funds, they have not yet paid any advisory fees to Funds Management.

Sub-Adviser

Wells Capital Management Incorporated ("Wells Capital"), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for Wells Fargo Advantage Classic Value Fund, Wells Fargo Advantage Disciplined Value Fund, Wells Fargo Advantage Premier Large Company Growth Fund, and Wells Fargo Advantage Emerging Markets Equity Fund II. Accordingly, Wells Capital is responsible for the day-to-day investment management activities of the sub-advised funds. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Sub-Advisory Fees

For providing investment sub-advisory services to an Acquiring Fund, Wells Capital is entitled to receive monthly fees at the annual rates indicated below of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Breakpoint	Fee
Wells Fargo Advantage Classic Value Fund	First $100 million	0.35%
	Next $100 million	0.30%
	Next $300 million	0.20%
	Over $500 million	0.15%
Wells Fargo Advantage Disciplined Value Fund	First $100 million	0.25%
	Next $200 million	0.20%
	Over $300 million	0.15%
Wells Fargo Advantage Premier Large Company Growth Fund	First $100 million	0.35%
	Next $100 million	0.30%
	Next $300 million	0.20%
	Over $500 million	0.15%
Wells Fargo Advantage Emerging Markets Equity Fund II	First $100 million	0.65%
	Next $100 million	0.55%
	Over $200 million	0.45%

Golden Capital Management, LLC (Golden Capital) is the sub-adviser to Wells Fargo Advantage Large Cap Core Fund. Golden Capital (originally Golden Capital Management, a division of Smith Asset Management Group) was founded in 1999 by Greg W. Golden, currently President, CEO and member of the investment team, and Jeffrey Moser, currently Chief Operating Officer and member of the investment team. Golden Capital is located at 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, North Carolina 28262. Alternative Strategies, Inc., a wholly owned subsidiary of Wells Fargo, owns a 45% minority stake interest in Golden Capital.

For providing investment sub-advisory services to an Acquiring Fund, Golden Capital is entitled to receive monthly fees at the annual rates indicated below of the Fund's average daily net assets. These fees may be paid by Golden Capital or directly by the Fund.

Sub-Advisory Fees

Fund	Breakpoint	Fee
Wells Fargo Advantage Large Cap Core Fund	First $1 billion	0.35%
	Over $1 billion	0.30%

Administration and Transfer Agency Fees

Wells Fargo Advantage Funds and Evergreen funds charge fees for administration and transfer agency services in different ways. The Evergreen funds typically pay separate fees for administration and transfer agency services. These fees are imposed by the Evergreen funds on a fund-wide basis, so that shareholders of all classes share equally in the fees. Wells Fargo Advantage Funds pay Funds Management an administrative fee. The administrative fee is paid in two components. One component is paid on a fund-wide basis equally, while the other fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Funds as part of its administrative service, and the portion of the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. As a result of these class allocations, the fees that former Evergreen fund shareholders of certain classes will bear after the Mergers relating to transfer agency services will rise, while former Evergreen fund shareholders of certain other classes will experience a decline in those fees. The administration and transfer agency fees paid by the Funds are included among the expenses that comprise the "Other Expenses" column of the Annual Fund Operating Expense tables included in Exhibit C of this prospectus/proxy statement. Each Fund's SAI (or, in the case of a Shell Fund, the Merger SAI) contains more information regarding the administration and transfer agency service fees borne by the Funds.

Portfolio Managers

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

Walter T. McCormick, CFA
Mr. McCormick is a Managing Director, Senior Portfolio Manager, and Head of the Large Cap Value/Core Equity team of Wells Capital's Equity Management group. He returned to Wells Capital in 2002. Previously, he served as Head of the Large Cap Core Growth team at Keystone Investments, a predecessor firm (1984-1998). Additionally, he has served as Head of the Large Cap Value team at David L. Babson Co., (1998-2000) and Senior Portfolio Manager and Director of Equity Investments for Rhode Island Hospital Trust National Bank (1970-1984). Mr. McCormick has been working in the investment management field since 1970. He received a BA from Providence College (1968) and a MBA from Rutgers University (1970). He has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute, and he is a member of the Boston Securities Analysts Society. He is also a past president of the Providence Society of Financial Analysts.

Gary Mishuris, CFA
Mr. Mishuris is a Director and Portfolio Manager with the Large Cap Equity Research team of Wells Capital's Equity Management group. His responsibilities include the analysis of the Media and Entertainment; Gaming, Lodging, and Leisure; Healthcare Services; and Telecommunication Services sectors. He has been with Wells Capital or one of its predecessor firms since 2004. Previously, he served as an Equity Research Associate with Fidelity Investments (2001-2004). Mr. Mishuris has been working in the investment management field since 2001. He received a BS in Economics and Computer Science from MIT (2001). He has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute, and is a member of both the CFA Institute and the Boston Securities Analysts Society.

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

William E. Zieff
Mr. Zieff is a Chief Investment Officer and Managing Director with Wells Capital's Global Structured Products group. His responsibilities include leading and directing the investment and business activities of the group. He has been with Wells Capital or one of its predecessor firms since 2000. Previously, he served as Managing Director and co-Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. (1996-1998). He also served as Director of Asset Allocation for Grantham, Mayo, Van Otterloo (1992-1996), and as Principal for Northfield Information Services (1990-1992). He served at Alliance Consulting Group (1988-1990) and at Interactive Data Corporation in an investment analytics group (1979-1985), beginning while attending Brown University. Mr. Zieff has been working in the investment management field since 1979. He received a BA in economics and mathematics from Brown University (1982) and a MBA from Harvard Business School (1988).

WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

Jeff C. Moser, CFA
Mr. Moser co-founded Golden Capital Management in March 1999. He serves as Chief Operating Officer for the firm and Chairman of the Investment Policy Committee. He has been the lead portfolio manager for the Large Cap Core strategy since its inception in 1995. Mr. Moser began his career with Bank of America in 1983 with roles in investment management and client service. Mr. Moser is a Phi Beta Kappa graduate of Wake Forest University with a BS in mathematics. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the NC CFA Society.

WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

Aziz Hamzaogullari, CFA
Mr. Hamzaogullari is a Managing Director and Director of Research with the Large Cap Core Growth Equity team of Wells Capital's Equity Management group. As head of the Large Cap Research Team, he is responsible for the research and investment process and management of the research team. He has been with Wells Capital or one of its predecessor firms since 2001 and Director of Research since 2003. In 2006, he was named Portfolio Manager. Prior to joining Wells Capital, he was a Senior Equity Analyst and Portfolio Manager for Manning Napier Advisors, Inc. Mr. Hamzaogullari has been working in the investment management field since 1993. He received a BS in management from Bilkent University in Turkey and an MBA from George Washington University. He has been awarded the use of the Chartered Financial Analyst (CFA) designation from the CFA Institute, and he is a member of the Boston Security Analysts Society and the CFA Institute.

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II

Yi (Jerry) Zhang, PhD, CFA
Mr. Zhang is a Director, Portfolio Manager, and Head of the International Emerging Markets Equity team. Jerry has been with Wells Capital or one of its predecessor firms since 2004. Previously, he served as a Vice President at Oppenheimer Asset Management (1999-2004). Mr. Zhang has been working in the investment management field since 1999. He received a BA in finance from Nankai University (1993) and a PhD in economics from Vanderbilt University (1999). He has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute, and he is a member of the Boston Securities Analysts Society.

The Merger SAI contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Reasons for the Mergers

Evergreen Funds

After the merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization ("Funds Management") approached the Trustees of the Evergreen Funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management's representatives cited a number of important considerations favoring an eventual combination of the Fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined Fund family; contractual savings from service providers to the combined Funds; the ability to select the best Funds from each family to continue as part of the combined Fund family; and more seamless integration of the Evergreen Funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.

Over the course of 2009, the Board of Trustees of the Evergreen Funds worked closely with the management teams of Funds Management and EIMC to refine the proposed combination of the Fund families. The proposed combination involved a large number of merger transactions, including the Mergers described in this Prospectus/Proxy Statement, each of which would result in an Evergreen Fund merging into a Wells Fargo Advantage Fund. References to "mergers" in this section refer generally to the merger transactions (including each Merger described in this Prospectus/Proxy Statement, where applicable) involved in the combination of the Evergreen Fund family with the Wells Fargo Advantage Fund family. In their discussions, the Board made clear that, although the combination of the Fund families may well benefit the shareholders of the Evergreen Funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen Fund and its shareholders individually and would evaluate each merger independently. Areas of discussion, as more fully described below, included the investment programs of the Evergreen and Wells Fargo Advantage Funds proposed to be combined; the portfolio management teams with responsibility for the management of the Wells Fargo Advantage Funds after the combinations; and the effects of the combinations on the expenses born directly and indirectly by the investors in the Funds. The Trustees also considered carefully the ongoing governance of the Wells Fargo Advantage Fund family after the combination.

The Trustees reviewed information about each merger and the Evergreen Funds and Wells Fargo Advantage Funds participating in each merger at numerous in-person and telephonic meetings occurring throughout 2009. This included information about, among other things, the relative sizes of the Funds, the Funds' investment goals and principal investment strategies, their specific portfolio characteristics, the potential for diversification and economies of scale as a result of or following the merger, and the performance records, portfolio management teams, and expenses of the Funds (as is described in more detail below for each of the Mergers). The Trustees considered performance, fee and expense information throughout the year. The fee and expense information included in this Prospectus/Proxy Statement may be based on different periods than the information that the Trustees considered. The Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the mergers and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.

The Trustees met with management of EIMC and Funds Management repeatedly during the summer and fall of 2009. As a result of these ongoing discussions, management of EIMC and Funds Management made a number of changes to the proposed mergers, reflecting, among other things, a number of significant changes that the Trustees proposed in the belief that the changes would further improve the mergers for Evergreen Fund shareholders. Those changes included such things as changes in the identities of Funds proposed to participate in certain mergers; changes in portfolio management teams; changes in the Wells Fargo Advantage Fund share classes that Evergreen Fund shareholders would receive in certain mergers; reductions in advisory fee schedules in certain instances; and the introduction of additional break points or modifications in break point schedules for certain Wells Fargo Advantage Funds which, while not impacting current advisory fees, offered the potential for future advisory fee savings if the Funds increase in size as a result of or following the mergers. Many of the changes, to the extent applicable, are reflected in the descriptions of the Mergers presented in this Prospectus/Proxy Statement.

At a meeting held on December 30, 2009, the Board of Trustees of the Evergreen Funds, including all of the Independent Trustees, considered and unanimously approved each of the mergers. The Board of Trustees determined that each merger was in the best interests of the applicable Evergreen Fund and that the interests of existing shareholders of each applicable Evergreen Fund would not be diluted as a result of the merger.
The Trustees' determinations were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the combination of two large mutual fund families, their determinations with respect to each proposed merger were made on a fund-by-fund basis. For each merger the Trustees considered a number of additional matters, including the general factors described above, any significant differences between the investment objectives and policies of the Funds proposed to be merged, the historic investment performance of the Funds proposed to be merged, and the anticipated expenses of the Wells Fargo Advantage Funds following the merger (each referred to in this discussion as a "combined Fund"). Detailed information about each of these factors is provided elsewhere in this Prospectus/Proxy Statement. Set out below is a brief summary of the Trustees' considerations of a number of the most important, but not necessarily all, of the factors considered by the Board and the Independent Trustees.

Differences in overall approaches to fees; contract differences; Wells Fargo Expense Limitations.

General. The Trustees reviewed differences between the contractual arrangements of the Evergreen Funds and the Wells Fargo Advantage Funds, including arrangements with investment advisers, sub-advisers, administrators, transfer agents, and custodians, considering both services and fees. In relevant instances, the Trustees also considered that, in some instances, an Evergreen Fund was proposed to be reorganized into a Wells Fargo Advantage Fund that was part of a Master/Gateway structure. Many of those differences are highlighted elsewhere in this Prospectus/Proxy Statement.

Expense limitations. The Trustees noted that the expense limitations currently in effect for the Evergreen Funds are generally voluntary expense limitations implemented by EIMC, which EIMC may terminate at any time. The Trustees considered that EIMC would not necessarily be willing to provide those expense limitations indefinitely if the mergers did not occur. (Notwithstanding the voluntary nature of these expense limitations, as a result of discussions of the proposed combination of the Fund families, in December 2009, EIMC management agreed not to reduce or terminate any voluntary expense limitations then in place for the Evergreen Funds through the completion of the mergers.) By contrast, they considered that the expense limitations currently in effect for the Wells Fargo Advantage Funds ("Wells Fargo Expense Limitations") are contractual obligations on the part of Funds Management, and may only be changed by a vote of the Trustees of the Wells Fargo Advantage Funds. The Trustees took into account Funds Management's representations that it has historically sought the termination or relaxation of any Wells Fargo Expense Limitation only in unusual and isolated circumstances. The Trustees placed significant weight on Funds Management's assertion in this regard and on the fact that they had obtained Funds Management's commitment that it would not, in any event, seek or propose to terminate or raise any applicable Wells Fargo Expense Limitation for a period of at least three years following the merger. Thus, in any case where a Wells Fargo Advantage Fund's net expense ratio after a merger would be lower than that of the corresponding Evergreen Fund due to a Wells Fargo Expense Limitation, the Trustees considered that the Wells Fargo Expense Limitation would be a contractual commitment in effect for at least three years.

Administrative fees. The Trustees noted that the Evergreen Funds typically pay separate fees for administration and transfer agency services. These fees are imposed on a Fund-wide basis, so that shareholders of all classes share equally in the fees. The Trustees noted that the Wells Fargo Advantage Funds pay a single fee to Funds Management for both administrative and transfer agency services, and that that fee is charged in part on a Fund-wide basis, and in part separately, and at different rates, to the various share classes within a Fund. In considering the effect of these differences, the Trustees noted that the differences would not likely result in any decrease in the nature or quality of services provided to shareholders and that they may, in some cases, result in a more precise alignment of expenses charged to a share class with services provided to shareholders of that class.
The Trustees considered that Funds Management retained a third party to provide certain transfer agency services to the Wells Fargo Advantage Funds, and had negotiated improved fee arrangements with this service provider that were contingent, in part, upon the integration of the Fund families. They also considered that, following discussions with the Trustees and their advisers, Funds Management had agreed to make such changes as were necessary to its administrative service contracts with the Wells Fargo Advantage Funds with respect to retail share classes so that all of the negotiated fee savings for these share classes would be passed through directly to the Wells Fargo Advantage Funds, to the benefit of those Funds' shareholders, including the former Evergreen Fund shareholders, following the mergers.

Share classes. The Trustees considered differences between the share classes offered by the Evergreen Funds and those offered by the Wells Fargo Advantage Funds. The Trustees noted that certain Class IS shareholders of the Evergreen funds would receive Class A shares of a Wells Fargo Advantage Fund. With respect to those share classes, the Trustees noted that former Class IS shareholders would be able to purchase additional shares of the Wells Fargo Advantage Fund's Class A shares at net asset value, which more closely aligned the Wells Fargo Advantage Fund's Class A shares with the terms of the Evergreen Fund's Class IS shares, since those shares generally bear the same operating expenses as Class A shares, but are sold without sales charges. The Trustees also considered that some current Evergreen Fund shareholders who do not currently pay a shareholder servicing fee would receive shares that are subject to a shareholder servicing fee as a result of a merger. The Trustees considered the effect of those fees on the Wells Fargo Advantage Fund's gross and net operating expense ratios. In the limited number of cases where those fees were expected to contribute to a shareholder of an Evergreen fund bearing increased net operating expenses as a result of a merger, the Trustees concluded that any increase should not prevent the Trustees from approving the merger in light of the other potential benefits of the merger (such as improved performance) that may inure to the benefit of those same shareholders.

The Trustees considered that there were some significant differences between the shares held by certain Evergreen Fund shareholders and the shares they would receive in the mergers. But they concluded, in light of the services provided to the shareholders of the different classes and the overall expenses to be paid by shareholders of those classes, that the differences were not such as to prevent consummation of the mergers.

Method of comparing fees. Each Wells Fargo Advantage Fund pays fees to Funds Management or its affiliates for investment advisory and administrative (including transfer agency) services. Each Evergreen Fund pays fees to EIMC or its affiliates for investment advisory, administrative, and transfer agency services. In comparing fees charged by EIMC (and affiliates) with those charged by Funds Management (and affiliates), the Trustees compared the aggregate amount paid by the Evergreen Funds for investment advisory, administrative, and transfer agency services with the aggregate amount paid by the Wells Fargo Advantage Funds for investment advisory and administrative (including transfer agency) services (the aggregate of those amounts paid by the Wells Fargo Advantage Funds referred to below as the "Aggregate Wells Fargo Fees" paid by a Wells Fargo Advantage Fund), as well as the Funds' gross operating expense ratios and net operating expense ratios (net of voluntary expense limitations and, in the case of Wells Fargo Advantage Funds, net of Wells Fargo Expense Limitation). In addition, the Trustees considered the Funds' expenses in light of the average expenses, and average advisory, administrative, and transfer agency fees, paid by other funds in a peer group of competitive funds selected by Lipper Inc.

During the course of their consideration of fees that the Wells Fargo Advantage Funds pay for investment advisory services, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients advisory services that are comparable in some degree to the advisory services that they provide to particular Wells Fargo Advantage Funds. The Trustees considered information that Funds Management provided regarding the rates at which those other clients pay advisory fees. Fees charged to those other clients (generally large institutions) were generally lower than those charged to the respective Wells Fargo Advantage Funds. The Trustees also noted that certain fees paid to Funds Management by the variable trust Wells Fargo Advantage Funds were lower than those paid by comparable retail Wells Fargo Advantage Funds. They considered management's representation that many of those fees are set in light of the expenses of the variable products through which the variable trust Wells Fargo Advantage Funds are sold, and that, as a result, the market for the variable Funds, and the pricing of the variable Funds, is typically different from those of the retail Funds.

Custody and fund accounting savings. The Trustees considered that Funds Management had been able to negotiate improved fee arrangements for custody and fund-accounting services for the Wells Fargo Advantage Funds, which were contingent in part upon the integration of the two fund families. The Wells Fargo Advantage Funds contract directly for these services, so that these improved fee arrangements will operate to the benefit of those Funds' shareholders, including the former Evergreen Fund shareholders, following the mergers.

Tax considerations.

The Trustees considered the relative tax situations of the Evergreen Funds and the resulting impact of the mergers on the Funds' shareholders. They reviewed information relating to the Funds' capital loss carryforwards, unrealized and realized gains and losses, and the potential impact of the mergers on these tax attributes. In the case of each merger, the Trustees determined, based upon an evaluation of a variety of factors including the size of the capital loss carryforwards and unrealized and realized gains and losses, the size of each Fund participating in the merger, the expiration schedule for the capital loss carryforwards, and the likelihood that a Fund would be able to take advantage of its capital loss carryforwards, that any loss or limitation on the benefit of a Fund's capital loss carryforward or other tax attributes as a result of the merger should not be seen, in light of all of the aspects of the proposed merger, as dilutive of shareholder interests.

Governance.

The Trustees considered information regarding the Trustees of the Wells Fargo Advantage Funds, and a number of the Evergreen Trustees met with all or some of the Wells Fargo Trustees. They considered the experience and expertise of those Trustees. The Trustees also considered, and placed substantial reliance on the facts, that two members of the Evergreen Funds Board of Trustees (expected to be Michael S. Scofield and K. Dun Gifford) would be joining the Wells Fargo Advantage Funds Board of Trustees upon consummation of the first of the mergers and would resign from the Evergreen Funds Board of Trustees at that time, and that the remaining members of the Evergreen Funds Board of Trustees would serve in an advisory capacity for a period of two years following the mergers.

Consideration of investment matters and expenses.

The Trustees considered that, in each case, it is proposed that the Evergreen Fund in question be merged into a new "shell" series of a Wells Fargo trust, and that one or more existing Wells Fargo Advantage Funds be merged into that shell. As a result, it is expected that the combined Fund would have substantially similar investment policies to those of the Evergreen Fund, but would be larger (assuming shareholders of the other Wells Fargo Advantage Funds approve the mergers of their Funds into the new shell) and would have the potential to grow further over time.
The Trustees considered any differences between the investment objectives and policies of each Evergreen Fund and of the shell into which it was proposed to be merged. The Trustees concluded in each case that the investment objective and policies of the surviving Wells Fargo Advantage Fund generally were substantially similar to those of the corresponding Evergreen Fund. They noted specifically a number of differences, including by way of example:

  The Wells Fargo Advantage Classic Value Fund's investment objective will be to seek long-term capital appreciation; Evergreen Equity Income Fund's objective is to seek current income and capital growth in the value of its shares. Both Funds would invest principally in large capitalization companies, and management represented to the Trustees that the large majority of the companies in which the Wells Fargo Advantage Fund would invest would pay current dividends. The Wells Fargo Advantage Fund would be able to invest up to 20% of its assets in foreign securities; the Evergreen Fund may invest up to 50% of its assets in foreign securities. Management represented to the Trustees that these changes would not result in any significant difference in the management of the combined Fund compared to the Evergreen Fund.

  The Wells Fargo Advantage Disciplined Value Fund's investment objective will not include income as a secondary consideration; the Evergreen Disciplined Value Fund's objective includes such a consideration. Management represented to the Trustees that this change would not result in any significant difference in the management of the combined Fund compared to the Evergreen Fund.

  The Wells Fargo Advantage Premier Large Company Growth Fund will not be required to maintain a dollar-weighted average market capitalization within the market-capitalization range of the Russell Top 200 Index, as is the Evergreen Large Company Growth Fund. As a result, the Wells Fargo Advantage Fund may have a larger percentage of its assets in smaller companies than may the Evergreen Fund.

The Trustees considered differences in the expenses paid by the various Evergreen Funds and the Wells Fargo Advantage Funds into which they would be merged. They noted that for most of the affected Evergreen Fund share classes, Aggregate Wells Fargo Fees would decline as a result of the merger. They also noted that, for all but five of the affected Evergreen Fund share classes, gross expense ratios would decline as a result of the mergers, and that net expenses of every share class would decline (except for Class A, B, and C shares of Evergreen Large Company Growth Fund, for which net expenses would remain the same). In their consideration of the effect of the expenses of the mergers of the Funds, the Trustees assumed that the related Wells Fargo Advantage Fund mergers into the new Wells Fargo shell would be effected, as well.

Wells Fargo Advantage Funds

At regular and special Board meetings in May, June, August, November and December 2009 and January 2010, the Board of Trustees of the Wells Fargo Target Trust considered the proposed combination of the Evergreen Fund Family and the Wells Fargo Advantage Funds, which includes the proposed Mergers of the Emerging Markets Equity Fund into the Emerging Markets Equity Fund, the Equity Income Fund into the Disciplined Value Fund, the U.S. Value Fund into the Disciplined Value Fund, the Large Company Core Fund into the Large Cap Core Fund, the Large Company Growth Fund into the Premier Large Company Growth Fund, and the Specialized Financial Services Fund into the Classic Value Fund. In connection with these Board meetings, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios, certain tax information, asset size, risk profile and investment performance information, and an analysis of the projected benefits to Target Fund shareholders of the Mergers. Funds Management responded to questions and requests for additional information at these meetings and throughout the course of the Board's consideration of these matters.

After reviewing and discussing these materials and analyses, among themselves, with management, and with its legal advisers, on January 11, 2010, the Board unanimously approved the Plan. In its deliberations, the Board recognized that some of the benefits of the Plan would accrue to Funds Management and its affiliates rather than Target Fund shareholders. In this regard, the Board noted that Funds Management and its affiliates may benefit from the elimination of duplicative Funds and expenses, and from other cost savings resulting from the streamlining of the product line, among other things. The Board recognized the existence of these benefits in the context of evaluating the Plan overall and determining that the Mergers of the Target Funds into the Acquiring Funds would be in the best interests of the Target Funds. The Board further determined that the interests of existing shareholders of the Target Funds would not be diluted as a result of the Mergers.

Accordingly, the Board unanimously recommends that Target Fund shareholders vote to approve the Mergers for the following reasons:

* STREAMLINED PRODUCT LINE AND ENHANCED VIABILITY

The Board noted that the Mergers of the Target Funds into the Acquiring Funds are part of the overall combination of the Evergreen Fund Family and the Wells Fargo Advantage Funds. The overall combination is intended to streamline the product offering of the fund family by combining funds with compatible investment objectives and principal investment strategies. This streamlining will enable management, distribution and other resources to be more effectively concentrated on a more focused group of portfolios.

Each Merger is expected to enhance the viability of the combined Acquiring Fund, which would include the Target Funds and, in each case a corresponding Evergreen Target Fund, subject to approval by their shareholders. By combining the Funds, the fund complex is also able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The Board determined that the elimination of duplicative costs and the spreading of certain costs across a larger asset base can benefit shareholders by leading to reductions in operating expense ratios. Moreover, the Target Funds have not been able to achieve scale and have experienced net redemptions in recent years.

* PORTFOLIO MANAGEMENT

The Board considered the investment strategy similarities and differences described under Specific Considerations, below, and determined that the investment strategies of each Acquiring Fund were similar to those of the corresponding Target Fund, allowing shareholders to continue to own a similar fund. To the extent the investment strategies of an Acquiring Fund differ from those of the corresponding Target Fund, the Board considered those differences as part of its overall determination that the Merger would be in the best interests of the Target Fund. The Board also received information about the portfolio managers who would be managing each Acquiring Fund and satisfied itself as to the nature and quality of advisory services expected to be provided for the benefit of each Acquiring Fund's shareholders.

* GREATER POTENTIAL ECONOMIES OF SCALE

The Board also considered that each Target Fund may benefit from the potential for greater economies of scale by merging into an Acquiring Fund that, assuming the other Target Fund(s) also merge into the Acquiring Fund, would have greater assets than each separate Target Fund currently has.

* COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed further below under Specific Considerations, below, and in the section entitled "Investment Goal and Strategy Comparison," each Acquiring Fund and corresponding Target Fund has compatible investment objectives and principal investments strategies. As a result, the Merger is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. The Board considered management's representation that the Merger is not expected to significantly alter the risk/potential return profile of any Target Fund shareholder's investment.

* COMPARATIVE PERFORMANCE

The Board considered that, in each Merger, the Acquiring Fund is a shell fund created for purposes of the Merger that will assume the accounting history and performance track record of the Wells Fargo or Evergreen Target Fund that it will most closely resemble. In all Mergers except that involving the Large Company Core Fund, the investment performance of the Evergreen Fund that the Acquiring Fund will most closely resemble has been superior to that of the other Target Funds over most periods. In the Merger of the Large Company Core Fund into the newly created Large Cap Core Fund, the Board considered that the Acquiring Fund would be assuming the accounting history and performance record of the Evergreen Fund primarily because it more closely resembles the investment style and portfolio management team of the Evergreen Target Fund. Shareholders can consult the chart in the section entitled "Fund Performance Comparison" for Fund-specific performance comparisons. Of course, past performance is not predictive of future results.

* TOTAL AND NET OPERATING EXPENSES OF THE FUNDS

The Board considered the total and net annual fund operating expenses for each Target Fund and corresponding Acquiring Fund. For each Merger, the Acquiring Fund class will have a lower or equal total and net operating expense ratio than the corresponding class of the Target Fund. Thus, all Target Fund shareholders will pay the same or lower fees as a result of the Merger. The Board also noted that Funds Management has committed to maintain the Acquiring Fund's pro forma net operating expense ratio cap for a three-year period from the Closing Date if the Merger is consummated and that, thereafter, the cap cannot be raised without Board approval. Thus, Target Fund shareholders will not experience an increase in their net operating expense ratios for at least three years, and could potentially experience a reduction, as a result of the Merger. Shareholders can consult the section entitled "Fund Expense Comparison" for Fund-specific total and net operating expenses comparisons.

* EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that each Merger will be treated as a "reorganization" for U.S. federal income tax purposes. If, prior to the Merger, a Target Fund shareholder holding shares in a non-tax deferred account were to redeem the Target Fund shares to invest the proceeds in another fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, by participating in the Mergers, it is expected that: (1) shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable Class of the corresponding Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders will continue to have the right to redeem any or all shares at net asset value at any time, at which time, a shareholder generally would recognize a gain or loss for U.S. federal income tax purposes.

Shareholders should review the section entitled "Material U.S. Federal Income Tax Consequences of the Mergers" for a description of the material U.S. federal income tax consequences of the Mergers, including an explanation of the possible tax consequences of certain Target Funds' planned redemption of their holdings in certain master portfolios prior to consummating the Mergers.

* EXPENSES OF THE MERGER

Funds Management and EIMC have agreed to bear all of the expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approval of the Mergers, so shareholders of the Target Funds and Acquiring Funds will not bear these costs.

Specific Considerations

The Board also considered certain factors specific to each Fund in concluding that each proposed Merger is in the best interests of each Target Fund's shareholders. Some of the specific key factors that the Board considered are detailed below.

Merger of the Specialized Financial Services Fund into the Classic Value Fund

The Board considered the benefits of combining funds that have compatible investment objectives and compatible principal investment strategies. In considering the Merger, which would also include the Evergreen Equity Income Fund as a co-Target Fund, the Board noted that, while the Specialized Financial Services Fund is a concentrated and non-diversified fund that invests at least 80% of its net assets in the equity securities of financial services companies, the Classic Value Fund is a diversified fund that invests at least 80% of its net assets in the equity securities of large-capitalization companies. The Board further considered that the Classic Value Fund defines large capitalization companies as those companies with market capitalizations within the range of the Russell 1000 Value Index. The Board further considered that the Classic Value Fund may invest up to 20% of its total assets in foreign securities. Apart from these factors, the Board also noted that the Merger would result in a lower total and net operating expense ratio for Target Fund shareholders. The Board also noted that the Evergreen Target Fund that the Acquiring Fund will most closely resemble has a stronger investment performance record than the Target Fund over all periods reviewed.

Merger of the U.S. Value Fund into the Disciplined Value Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, which would also include the Equity Income Fund and Evergreen Disciplined Value Fund as co-Target Funds, the Board noted that the U.S. Value Fund has a policy of investing at least 80% of its net assets in the equity securities of large-capitalization companies, while the newly created Disciplined Value Fund has a policy of investing at least 80% of its total assets in equity securities in such companies. The Board further considered that the Equity Income Fund defines large capitalization companies as those with market capitalizations of $3 billion or more while the Disciplined Value Fund defines those companies as those with market capitalizations within the range of the Russell 1000 Value Index. Apart from these factors, the Board also noted that the Merger would result in a lower total and net operating expense ratio for Target Fund shareholders. The Board also noted that the Evergreen Target Fund that the Acquiring Fund will most closely resemble has a stronger investment performance record than the Target Fund over all periods reviewed.

Merger of the Equity Income Fund into the Disciplined Value Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, which would also include the U.S. Value Fund and Evergreen Disciplined Value Fund as co-Target Funds, the Board noted that the Equity Income Fund has a policy of investing at least 80% of its net assets in the equity securities of large-capitalization companies, while the newly created Disciplined Value Fund has a policy of investing at least 80% of its total assets in equity securities in such companies. The Board further considered that the Equity Income Fund defines large capitalization companies as those with market capitalizations of $3 billion or more while the Disciplined Value Fund defines those companies as those with market capitalizations within the range of the Russell 1000 Value Index. Apart from these factors, the Board also noted that the Merger would result in a lower total operating expense ratio and the same net operating expense ratio for Target Fund shareholders. The Board also noted that the Evergreen Target Fund that the Acquiring Fund will most closely resemble has a stronger investment performance record than the Target Fund over all periods reviewed.

Merger of the Large Company Core Fund into the Large Cap Core Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, which would also include the Evergreen Golden Large Cap Core Fund as a co-Target Fund, the Board noted that both the Large Company Core Fund and Large Cap Core Fund have a policy of investing at least 80% of their net assets in equity securities of large-capitalization companies. The Board further considered that the Large Company Core Fund defines large capitalization companies as those with market capitalizations of $3 billion or more while the Large Company Core Fund defines those companies as those with market capitalizations within the range of the S&P 500 Index. The Board further considered that, while the Large Company Core Fund may invest up to 25% of its total assets in foreign securities, the Large Cap Core Fund may only invest up to 10% of its total assets in such securities. The Board also considered that the Large Cap Core Fund generally avoids investments for which the primary industry classification is alcohol, gaming or tobacco. Apart from these factors, the Board also noted that the Merger would result in a lower total operating expense ratio and the same net operating expense ratio for Target Fund shareholders. The Board also considered that the Acquiring Fund would be managed by the investment team that currently manages the Evergreen Target Fund, which team has a stronger investment performance record over five and ten years than the Large Company Core Fund, even though more recent performance has lagged.

Merger of the Large Company Growth Fund into the Premier Large Company Growth Fund

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, which would also include the Evergreen Large Company Growth Fund as a co-Target Fund, the Board noted that both the Large Company Growth Fund and newly created Premier Large Company Growth Fund have a policy of investing at least 80% of their net assets in equity securities of large-capitalization companies. The Board further considered that the Large Company Growth Fund defines large capitalization companies as those with market capitalizations of $3 billion or more while the Premier Large Company Growth Fund defines those companies as those with market capitalizations within the range of the Russell 1000 Index. The Board further considered that both Funds employ a relatively focused portfolio of approximately 30 to 50 large-capitalization companies. In addition, the Board considered that both Funds may invest up to 20% of their total assets in foreign securities. Apart from these factors, the Board also noted that the Merger would result in a lower total and net operating expense ratio for Target Fund shareholders. The Board also noted that the Evergreen Target Fund that the Acquiring Fund will most closely resemble has a stronger investment performance record than the Target Fund over most periods reviewed.

Merger of the Emerging Markets Equity Fund into the Emerging Markets Equity Fund II

The Board considered the benefits of combining funds that have similar investment objectives and principal investment strategies. In considering the Merger, which would also include the Evergreen Emerging Markets Growth Fund as a co-Target Fund, the Board noted that the Target Fund and Acquiring Fund have identical investment objectives and policies, including a policy of investing at least 80% of Fund net assets in emerging market securities. The Board also considered that the Target Fund's tax losses (i.e., capital loss carryovers and any unrealized losses when realized) may be diminished as a result of the Merger. Apart from these factors, the Board also noted that the Merger would result in a lower total and net operating expense ratio for Target Fund shareholders. The Board also noted that the Evergreen Target Fund that the Acquiring Fund will most closely resemble has a stronger investment performance record than the Target Fund over all periods reviewed.

Agreement and Plan of Reorganization and Related Matters

Each Target Fund will be reorganized into its corresponding Acquiring Fund pursuant to the Plan, a form of which is attached at Exhibit A. The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the Acquiring Fund will acquire all of the assets of the corresponding Target Fund(s) in exchange for shares of equal value of the Acquiring Fund (measured at the close of business on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund(s), on a particular Merger date (the "Closing Date").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of liabilities attributable to such Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Closing Date or upon such other date as the parties may agree, as of the time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

On the Closing Date or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of its applicable Target Trust in accordance with applicable law and its Declaration of Trust.

Although not expressly provided for in the Plan, in connection with the Mergers of the Wells Fargo Advantage Equity Income Fund into the Wells Fargo Advantage Disciplined Value Fund and the Wells Fargo Advantage Large Company Growth Fund (with the Wells Fargo Advantage Equity Income Fund, each a "Feeder Target Fund") into the Wells Fargo Advantage Premier Large Company Growth Fund, Funds Management anticipates converting each Feeder Target Fund to a stand-alone fund prior to the Closing Date. Each Feeder Target Fund currently invests all of its assets in one master portfolio of Wells Fargo Master Trust (each a "Master Portfolio") that has a substantially similar investment objective and substantially similar investment strategies as those of the Feeder Target Fund. If shareholders of the respective Feeder Target Fund approve the Merger, then after such approval but in advance of the Closing Date, each Feeder Target Fund would withdraw its entire investment from its corresponding Master Portfolio. Each Feeder Target Fund would receive from its corresponding Master Portfolio a pro rata distribution of such Master Portfolio's portfolio securities and become a stand-alone fund that invests directly in securities rather than through a Master Portfolio.

Upon each Feeder Target Fund's conversion to a stand-alone fund, Funds Management, the current investment adviser to each Master Portfolio, would serve as the investment adviser directly to each Feeder Target Fund pursuant to a new active investment advisory agreement that has identical terms and conditions (including fee arrangements) as those in its current agreement with each corresponding Master Portfolio. Similarly, Wells Capital, the current sub-adviser to the Wells Fargo Advantage Equity Income Fund's corresponding Master Portfolio, and Peregrine Capital Management, Inc., the current sub-adviser to the Wells Fargo Advantage Large Company Growth Fund's corresponding Master Portfolio, would each serve as a sub-adviser directly to the applicable Feeder Target Fund under a new active investment sub-advisory agreement with identical terms and conditions (including fee arrangements) as those in the current agreement with the corresponding Master Portfolio.

Each Feeder Target Fund's conversion to a stand-alone fund and entrance into new advisory and sub-advisory arrangements as described above do not require shareholder approval. In addition, there would be no change to each Feeder Target Fund's investment objective, principal investments or principal investment strategies as a result of the conversion, other than that the Feeder Target Fund would no longer invest all of its assets in the corresponding Master Portfolio. If shareholders of each Feeder Target Fund approve the Merger of the Fund, each Feeder Target Fund's new advisory and sub-advisory arrangements would terminate upon the liquidation of the Fund pursuant to the Plan as described above.

A majority of the applicable Board of Trustees may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a "reorganization" for U.S. federal income tax purposes. Also, the Plan contemplates that an Advisory Committee be established in accordance with the "Charter of the Advisory Committee of the Trustees of the Legacy Evergreen Funds" that would initially be comprised of the current Trustees of the Evergreen Target Trust ("Evergreen Trustees") who are not appointed to the Acquiring Trust's Board and that a special letter agreement of Funds Management providing, among other things, for Funds Management to compensate Advisory Committee members be in full force and effect. The amount of such compensation will be comparable to the annual retainer amount each current Evergreen Trustee earns as Trustee of such Evergreen Trust, but will in no case be more than the total compensation such Trustee earns for his or her service as Evergreen Trustee. Another condition of the Evergreen Target Trust's obligations under the Plan is that satisfactory arrangements regarding the indemnification of the Evergreen Trustees be entered into. Pursuant to these arrangements, Funds Management is expected to provide operational and financial assurances in respect of liabilities the former Evergreen Trustees may incur in the future relating to their past service as Trustees to the Evergreen Target Trust. Another condition of the Evergreen Target Trust's obligations under the Plan is that the Acquiring Trust shall have entered into an indemnification agreement with each of the Trustees of the Evergreen Target Trust preserving all existing indemnification rights that they have under the Evergreen Target Trust's charter documents.

Whether or not the Merger is consummated, Funds Management, EIMC or one of their affiliates will pay all expenses incurred by the Target Fund and Acquiring Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by the Target Fund or Acquiring Fund or their respective shareholders. If a Target Fund's shareholders do not approve the Merger, the Board of Trustees of the Target Trust may consider other possible courses of action in the best interests of the Target Fund and its shareholders.

Information concerning the pro forma capitalization of each Fund is contained in Exhibit D to this prospectus/proxy statement.

Material U.S. Federal Income Tax Consequencesof the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of your Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Mergers; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences of your Merger and of holding Acquiring Fund shares to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as Tax-Free "Reorganizations" Under the Internal Revenue Code

The obligation of the Funds to consummate the Mergers is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Acquiring Funds, generally to the effect that each Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund(s), and therefore generally:

  no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

  the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

  the Acquiring Fund's holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

  no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

  no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

  the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

  a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

  the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company

Since its formation, each Target Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code and each Acquiring Fund intends to qualify to be treated as a RIC. Accordingly, each Target Fund believes that it has been, and expects to continue to be, and each Acquiring Fund expects to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

In connection with a Merger, a substantial portion of the securities held by your Target Fund may be disposed of prior to your Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to your Merger will be distributed to your Target Fund's shareholders as capital gains dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of your Merger, which will accelerate any distributions to shareholders from your Target Fund for its short taxable year ending on the date of the Merger. Prior to your Merger, your Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Mergers. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Mergers not occurred.

Tax Attributes of the Combined Funds:

Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits RICs, such as the Funds, to carry forward net capital losses for up to eight taxable years. A number of the Target Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of some Acquiring Funds to use carryforwards of a Target Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation. The Section 382 limitation as to a particular Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Mergers and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of January 2010, the long-term tax-exempt rate is 4.14%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using its corresponding Target Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Merger, to the extent such gains are realized within five years following the Merger. While the ability of an Acquiring Fund to absorb a Target Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Target Fund's losses may become permanently unavailable where the limitation applies. Even if an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of a Target Fund, the tax benefit resulting from those losses will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of: Evergreen Disciplined Value Fund, Evergreen Golden Large Cap Core Fund, Evergreen Large Company Growth Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Equity Income Fund, Wells Fargo Advantage Specialized Financial Services Fund, and Wells Fargo Advantage U.S. Value Fund. Even if a Merger does not result in the limitation on the use of losses, future transactions by an Acquiring Funds may do so.

As of September 30, 2009, for U.S. federal income tax purposes, the capital loss carryforwards and net unrealized capital losses for those Target Funds whose losses are expected to be limited are as follows: Evergreen Disciplined Value Fund had capital loss carryforwards of approximately $50,115,560, equal to approximately 34.6% of its net assets, and net unrealized losses of approximately $3,828,753, equal to approximately 2.6% of its net assets; Evergreen Golden Large Cap Core Fund had capital loss carryforwards of approximately $1,101,219, equal to approximately 22.0% of its net assets, and net unrealized losses of approximately $81,202, equal to approximately 1.6% of its net assets; the Evergreen Large Company Growth Fund had capital loss carryforwards of approximately $76,630,341, equal to approximately 25.4% of its net assets, and no net unrealized losses; Wells Fargo Advantage Emerging Markets Equity Fund had capital loss carryforwards of approximately $41,327,817, equal to approximately 27.2% of its net assets, and no net unrealized losses; Wells Fargo Advantage Equity Income Fund had capital loss carryforwards of approximately $1,509,521, equal to approximately 1.2% of its net assets, and net unrealized losses of approximately $274,766,546, equal to approximately 217.4% of its net assets; Wells Fargo Advantage Specialized Financial Services Fund had capital loss carryforwards of approximately $44,317,363, equal to approximately 47.7% of its net assets, and net unrealized losses of approximately $13,835,131, equal to approximately 14.9% of its net assets; and the Wells Fargo Advantage U.S. Value Fund had capital loss carryforwards of approximately $25,440,043, equal to approximately 19.5% of its net assets, and net unrealized losses of approximately $2,099,982, equal to approximately 1.6% of its net assets. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an Acquiring Fund meets all of the RIC requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution by December 31 of the first taxable year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.

Moreover, the Acquiring Funds may retain for investment all or a portion of their net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, an Acquiring Fund fails to qualify as a RIC under the Internal Revenue Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Funds generally intend to actually distribute or be deemed to have distributed substantially all of their ordinary income and capital gain net income, if any, by the end of each calendar year and thus expect not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by an Acquiring Fund of the option from its holder, such Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Acquiring Funds will be deemed "Section 1256 contracts." An Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of an Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Internal Revenue Code, described above, then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by an Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and such Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for each Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

An Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. The Acquiring Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If an Acquiring Fund acquires any equity interest in a PFIC, the Acquiring Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Acquiring Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Acquiring Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. An Acquiring Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an Acquiring Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Funds may involve complex tax rules that may result in income or gain recognition by the Acquiring Funds without corresponding current cash receipts. Although the Acquiring Funds seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Funds, in which case the Acquiring Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Funds could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Funds, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Acquiring Funds' shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Funds' earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Funds may make distributions in excess of their earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by the Acquiring Funds as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed an Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring Funds will designate capital gain dividends, if any, in a written notice mailed by each Acquiring Fund to its shareholders not later than 60 days after the close of such Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if such Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of an Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Acquiring Fund share and such Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this filing.

In addition, if a shareholder holds Acquiring Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where an Acquiring Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by an Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund will be eligible to file an annual election with the IRS pursuant to which the Acquiring Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Acquiring Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only Wells Fargo Advantage Emerging Markets Equity Fund may qualify for and make the election; however, even if the Acquiring Fund qualifies for the election for any year, it may not make the election for such year. If the Acquiring Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. The Acquiring Fund will notify its shareholders within 60 days after the close of its taxable year whether it has elected for its foreign taxes paid to "pass through" for that year.

Even if an Acquiring Fund qualifies for the election, foreign income and similar taxes will only pass through to the Acquiring Fund's shareholders if the Acquiring Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Acquiring Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Acquiring Fund distributions corresponding with the pass-through of such foreign taxes paid by the Acquiring Fund, and (ii) with respect to dividends received by the Acquiring Fund on foreign shares giving rise to such foreign taxes, the Acquiring Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Acquiring Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An Acquiring Fund may choose not to make the election if the Acquiring Fund has not satisfied its holding requirement.

If an Acquiring Fund makes the election, the Acquiring Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Acquiring Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Acquiring Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Acquiring Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2010. Under current law, long-term capital gain will be taxed at a maximum rate of 20% for taxable years beginning on or after January 1, 2011.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15% until December 31, 2010 (and 20% thereafter). In general, "qualified dividend income" is income attributable to dividends received by an Acquiring Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Acquiring Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Acquiring Fund's shares. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply and dividend income will be taxable as ordinary income for taxable years beginning after December 31, 2010. If 95% or more of an Acquiring Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Acquiring Fund shares for at least 61 days during the 121-day period beginning 60 days before such Acquiring Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from some Acquiring Funds may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.

Backup Withholding. The Acquiring Funds are generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish an Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies an Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Capital gain dividends paid to and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Tax-Deferred Plans. Shares of the Acquiring Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Acquiring Funds.  Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Buying, Selling and Exchanging Fund Shares

Share Class Information

Because your Merger will be effected at net asset value (NAV) without the imposition of a sales charge, Target Fund shareholders will not pay any front-end sales charges or contingent deferred sales charges ("CDSC") as a result of the Merger. Target Fund shareholders who receive shares of an Acquiring Fund class that is subject to a CDSC will, however, be subject to a CDSC upon subsequent redemption of the Acquiring Fund shares they receive as a result of the Merger. The CDSC will be based on the date of the original purchase of your Target Fund shares and will continue to be subject to the Target Fund's CDSC schedule listed below and will be calculated using the method described in your Target Fund's prospectus.

The following is a summary description of the charges and fees applicable to the various classes of the Target and Acquiring Funds. With respect to your Target Fund, more detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the Target Fund's prospectus and SAI. With respect to your Acquiring Fund, additional information can be found in Exhibit E and the Merger SAI.

Evergreen Funds

  12b-1 Fees. To compensate Wells Fargo Funds Distributor, LLC ("WFFD"), the principal underwriter for the Evergreen funds, for the service it provides and for the expenses it bears in connection with the distribution of shares, certain classes of the Evergreen funds make payments to WFFD from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads. The following table sets forth the 12b-1 fee charged to each class of the Evergreen funds.

Evergreen Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class I	0.00%
Class R	0.50%

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" in your Evergreen Target Fund's prospectus for more details). In addition, Class A shares are subject to ongoing 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999[4]	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999[4]	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater[4]	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.
4	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in this prospectus/proxy statement and Exhibit E). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months of purchase, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus.

  Class B. Class B shares of the Evergreen Target Funds are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Evergreen Target Funds' dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge
Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Evergreen Target Fund's prospectus.

  Class C. If you select Class C shares, you do not pay a front-end sales charge, but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" in your Evergreen Target Fund's prospectus for information on how the contingent deferred sales charge is determined. Class C shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a front-end sales charge on Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Evergreen Target Fund's prospectus.

  Class I. The Evergreen Target Funds offer Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Purchase and Redemption Information," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are offered at NAV without a front-end or contingent deferred sales charge but are subject to 12b-1 fees.

Wells Fargo Advantage Funds

  12b-1 Fees. Wells Fargo Advantage Funds have adopted a Distribution Plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. The following table sets forth the 12b-1 fee charged to each class of Wells Fargo Advantage Funds.

Wells Fargo Advantage Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class B	0.75%
Class C	0.75%
Class R	0.25%
Administrator Class	0.00%
Institutional Class	0.00%
Investor Class	0.00%

Wells Fargo Advantage Funds have a shareholder servicing plan. Under this plan, each Fund, with respect to certain of its classes of shares, has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the applicable share classes of a Fund pay an annual fee of up to 0.25% of the applicable class's average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

  Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Class A shares are also subject to a shareholder servicing fee of 0.25%.

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	3.75%	3.90%
$250,000-$499,999	2.75%	2.83%
$500,000-$999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
1	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in this prospectus/proxy statement and Exhibit E). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares.

  Class B. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers" in this prospectus/proxy statement and Exhibit E). Class B shares are also subject to a shareholder servicing fee of 0.25%. The CDSC schedule is as follows:

Class B Shares CDSC Schedule
Redemption Within	CDSC
1 Year	5.00%
2 Years	4.00%
3 Years	3.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years	0.00%
8 Years	A Shares

To determine whether the CDSC applies to a redemption, a Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses. For Target Fund shareholders who receive Class B shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares.

If you exchange Class B shares received in a reorganization for Class B shares of another Wells Fargo Advantage Fund, you will retain the CDSC schedules of your exchanged shares.

  Class C. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, your Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class C shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares are also subject to a shareholder servicing fee of 0.25%. Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are not subject to either front-end or contingent deferred sales charges, but are subject to a 12b-1 fee and a shareholder servicing fee of 0.25%.

  Administrator Class. Administrator Class shares are offered primarily for direct investment by certain institutions. Administrator Class shares may also be offered through certain financial intermediaries. Administrator Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. They are subject to a shareholder servicing fee of 0.25%.

  Institutional Class. Institutional Class shares are offered primarily for direct investment by certain institutions. Institutional class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge, 12b-1 fee or shareholder servicing fee.

  Investor Class. Investor Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. They are subject to a shareholder servicing fee of 0.25%.

Reductions and Waivers of Sales Charges -- Wells Fargo Advantage Funds

Generally, more sales charge reductions or waivers for Class A shares are offered than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Target Fund's Statement of Additional Information, Exhibit E and the Merger SAI for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

  You pay no sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.) Subject to the Funds' Short Term trading Policy, shareholders may not be able to exercise this provision for the first 30 days after your redemption.

  By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
RETIREMENT PLANS
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
OTHER ACCOUNTS
529 Plan accounts[1]		X
Accounts held through other brokerage accounts		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2	Effective January 1, 2009, Wells Fargo Advantage Funds no longer offer new, or accept purchases in existing, 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase, specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supersede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

    Wells Fargo Advantage Funds (including any predecessor funds);

    Wells Fargo & Company and its affiliates; and

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

  Current employees of:

    the Fund's transfer agent;

    broker-dealers who act as selling agents;

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

  Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

  Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

  Section 529 college savings plan accounts.

  Insurance company separate accounts.

  Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

  Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

  Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

  You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

  Waiver of the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

  Waiver of the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

  Waiver of the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

  Waiver of the Class C shares CDSC if the dealer of record waived its commission.

  Waiver of the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Purchase and Redemption Information

Shares of the Target and Acquiring Funds may be purchased and sold directly or through broker-dealers and other financial intermediaries who have entered into sales agreements with the Funds' principal underwriter. Additional information on how you can buy, redeem or exchange shares of each Fund is available for a Target Fund in the Fund's prospectus and SAI and, for an Acquiring Fund, in this prospectus/proxy statement and the Merger SAI. WFFD serves as the principal underwriter for the Funds.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target and Acquiring Funds, respectively.

Evergreen Funds
	Minimum Initial Purchase of Classes A, B and C Shares	Minimum Initial Purchase of Class I Shares
Regular Accounts	$1,000	$1,000,000
IRAs	$1,000	N/A
Systematic Investment Plan	$500	N/A

There is no minimum amount for additional purchases for any share class listed above of an Evergreen Target Fund with respect to regular and IRA accounts. For additional purchases through a systematic investment plan, there is a minimum additional purchase amount of $50 a month for Classes A, B and C. Information regarding certain applicable exceptions is available in the Evergreen Target Funds' prospectuses and statements of additional information.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

Wells Fargo Advantage Funds
	Minimum Initial Purchase of Classes A, B and C Shares	Minimum Initial Purchase of Investor Class Shares
Regular Accounts	$1,000	$2,500
Minimum Initial IRAs, IRA Rollovers and Roth IRAs	$250	$1,000
UGMA/UTMA Accounts	$50	$1,000
Employer Sponsored Retirment Plans	None	None

For Institutional Class and Administrator Class shares of the applicable Wells Target Funds and Acquiring Funds, share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts with respect to both initial and additional purchases. Please consult an account representatitve from your financial intermediary for specifics.

Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of the Acquiring Fund received in the Merger. For additional information relating to applicable eligibility requirements, please see Exhibit E attached.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

For additional purchases of Classes A, Class C and Investor Class shares, there is a minimum purchase amount of $100 for any share class of an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. Aggregate purchases of Class C shares may not exceed $1,000,000. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional Class and Administrator Class shares follow the terms established by the financial intermediary through whom the shares were purchased. Evergreen Class I shareholders who, in the reorganization of their Fund, receive Institutional Class shares of a Wells Fargo Advantage Acquiring Fund, can continue to purchase Institutional Class shares of the Wells Fargo Advantage Acquiring Fund without having to meet the eligibility requirements for Wells Fargo Advantage Fund Institutional Class shareholders.

Foreign Shareholders. Funds Management has adopted a policy that generally only permits investments in the Wells Fargo Advantage Funds by shareholders having both a U.S. address and taxpayer identification number on record with the Funds. As a result of this policy, following the Merger, shareholders of an Evergreen Target Fund for whom the Funds do not have both a U.S. address and taxpayer identification number on record and for whom an exception has not been made will no longer be able to make additional investments in Wells Fargo Advantage Funds, including additional purchases, exchanges, or transfers, into a Wells Fargo Advantage Fund. This includes purchases through direct deposit, automatic investments, or automatic exchanges. In addition, following the Merger, all dividend or capital gains distributions will be paid to foreign shareholders in cash and mailed to each affected shareholder at their current address of record, except that for IRAs, dividends and capital gains will continue to be reinvested until an affected shareholder reaches age 59 ½. For accounts to be eligible for future purchase transactions, the account registration with the Funds must be at a valid U.S. address and have a valid U.S. taxpayer identification number on record.

The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Target Fund's prospectus and statement of additional information, Exhibit E and the Merger SAI.

Exchange Privileges

Shares of the Target Funds may be exchanged for shares of the same class of any other Evergreen fund. Shares of the Wells Fargo Advantage Funds may be exchanged for shares of the same class of any other Wells Fargo Advantage Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial purchase amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Target Fund's prospectus and statement of additional information, Exhibit E and the Merger SAI.

Please note that for Evergreen Target Fund shareholders whose Mergers are scheduled to occur on or about July 16 (please see Exhibit A for a schedule of the closing dates), your exchangeability will be limited to those Evergreen Funds with the same closing date as your Evergreen Target Fund.

Small Accounts and Small Account Fee

Wells Fargo Advantage Funds reserve the right to redeem certain accounts that fall below the minimum initial investment amount as a result of shareholder redemptions (as opposed to market movement). Before doing so, Wells Fargo Advantage Funds will notify you and give you approximately 60 days to bring your account above the minimum investment amount.

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000, subject to certain exceptions as described in the Evergreen funds' prospectuses.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Principal Investments

Unless otherwise indicated, the investment policies and practices of the Acquiring Funds apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Classic Value Fund and the Disciplined Value Fund, concerning"80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

Fund Policies and Procedures

The Evergreen funds' short-term trading policy is substantially similar to that of Wells Fargo Advantage Funds, which is set forth below. The Evergreen funds' policy is described in the Evergreen Target Funds' prospectuses and statement of additional information.

Short-Term Trading Policy

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these abritrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

  Money market funds;

  Ultra-short funds;

  Purchases of shares through dividend reinvestments;

  Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

  Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Dividend Policy

The Target and Acquiring Funds each distribute their investment company taxable income and their net realized gains with the frequency set forth in the table below.

With respect to both the Evergreen funds and Wells Fargo Advantage Funds, unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by a Fund will be reinvested in additional shares of the Fund. Alternatively, a shareholder may elect to receive all distributions in cash.

Other distribution options for the Evergreen funds are: (i) to reinvest dividends earned in one Fund into an existing account in another fund in the same share class and same registration automatically, with capital gains reinvested in the original fund or (ii) to reinvest capital gains but receive all ordinary income distributions in cash.

Another distribution option for the Wells Fargo Advantage Funds is to reinvest dividends and capital gains earned in one Fund into an existing account in another fund in the same share class and same registration automatically.

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Equity Income Fund	Quarterly	Annually
Wells Fargo Advantage Specialized Financial Services Fund	Quarterly	Annually
Wells Fargo Advantage Classic Value Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Disciplined Value Fund	Quarterly	Annually
Wells Fargo Advantage U.S. Value Fund	Quarterly	Annually
Wells Fargo Advantage Equity Income Fund	Quarterly	Annually
Wells Fargo Advantage Disciplined Value Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Golden Large Cap Core Fund	Annually	Annually
Wells Fargo Advantage Large Company Core Fund	Quarterly	Annually
Wells Fargo Advantage Large Cap Core Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Large Company Growth Fund	Annually	Annually
Wells Fargo Advantage Large Company Growth Fund	Annually	Annually
Wells Fargo Advantage Premier Large Company Growth Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Emerging Markets Growth Fund	Annually	Annually
Wells Fargo Advantage Emerging Markets Equity Fund	Annually	Annually
Wells Fargo Advantage Emerging Markets Equity Fund II	Annually	Annually

Pricing Fund Shares

The following describes how Wells Fargo Advantage Funds price their shares. The Evergreen funds follow similar procedures. See each Target Fund's prospectus and SAI for further information about the pricing of shares with respect to a Target Fund. See Exhibit E and the Merger SAI for further information about the pricing of shares with respect to an Acquiring Fund.

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a share's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The NAV of each share class is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. A Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price is established but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

The Target and Acquiring Funds are series of the corresponding Target and Acquiring Trusts, respectively, as identified above. The Trusts are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Declaration of Trust (each referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, with respect to an Evergreen Target Trust only (each referred to hereinafter as "By-Laws"), and applicable state and federal law.

Capitalization

The beneficial interests in the Acquiring and Target Funds are represented by an unlimited number of transferable shares of beneficial interest. Each Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.
Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability. To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust. Accordingly, the risk of a shareholder of a Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

The Trusts are not required to hold annual meetings of shareholders and do not currently intend to hold regular shareholder meetings. With respect to each Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust. With respect to the Evergreen Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares. With respect to the Wells Fargo Funds Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares if required by Section 16(c) of the 1940 Act, as interpreted by the staff of the SEC.

Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted in the election of Trustees. Except when a larger quorum is required by applicable law, 25% of the issued and outstanding shares of an Evergreen Fund, and 33 1/3% of the issued and outstanding shares of a Wells Fargo Target Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that, with respect to an Evergreen Target Trust, a plurality of the shares voted may elect a Trustee.

The Declaration of Trust of an Evergreen Target Trust provides that each share of an Evergreen Target Fund is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

The Declaration of Trust of the Wells Fargo Funds Trust provides that each share is entitled to one vote, and each fractional share to a proportionate fraction of a vote.

Liquidation

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust for an Evergreen Target Trust, a Trustee is liable to the relevant Target Fund and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the relevant Target Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the relevant Target Fund; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on a review of the facts by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" of the Fund (within the meaning of the 1940 Act) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. An Evergreen Target Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Target Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

If a Merger is consummated, the obligations of an Evergreen Target Trust to indemnify a Trustee would be assumed by its corresponding Acquiring Trust.

Under the Declaration of Trust for a Wells Fargo Target Trust or an Acquiring Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Acquiring Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Acquiring Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust's Declaration of Trust, By-Laws (with respect to an Evergreen Target Trust) and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws (as applicable) and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of your Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Target Trust, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on ___ at the offices of the Wells Fargo Advantage Funds, 525 Market Street, San Francisco, California 94105, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund on or about ___. Only shareholders of record as of the close of business on March 10, 2010 (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Shareholders may revoke a proxy prior to the Meeting by timely written notice delivered to the relevant Target Trust at the address above stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Each Evergreen Target Trust's Declaration of Trust provides that the holders of twenty-five percent (25%) of an Evergreen Target Fund's shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Wells Fargo Target Trust's Declaration of Trust states that thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the Wells Fargo Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting.

Approval of each Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities " (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of your Target Fund. The outcome of the vote for any Merger will not affect the outcome of the vote for any other proposal.

In voting on the Plan, all classes of the Target Fund will vote together as if they were a single class. Each share of an Evergreen Target Fund will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share. Each whole share of the Wells Fargo Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, ____, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $____. That cost and other expenses of the Meeting and the Merger will be paid by Funds Management, EIMC or one of their affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy, or, for each Evergreen Target Fund, by the chair of the Meeting in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of the Target Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

If the Target Fund shareholders do not vote to approve a Merger, the Board of Trustees of the Target Trust may consider other possible courses of action in the best interests of shareholders.

The votes of the shareholders of the Acquiring Funds are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

For each class of your Target Fund's shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Classes of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Evergreen Equity Income Fund
Class A
Class B
Class C
Class I
Class R
All Classes
Wells Fargo Advantage Specialized Financial Services Fund
Class A
Class B
Class C
All Classes
Evergreen Disciplined Value Fund
Class A
Class B
Class C
Class I
All Classes
Wells Fargo Advantage U.S. Value Fund
Class A
Class B
Class C
Investor Class
Administrator Class
All Classes
Wells Fargo Advantage Equity Income Fund
Class A
Class B
Class C
Administrator Class
All Classes
Evergreen Golden Large Cap Core Fund
Class A
Class B
Class C
Class I
All Classes
Wells Fargo Advantage Large Company Core Fund
Class A
Class B
Class C
Investor Class
Administrator Class
Institutional Class
All Classes
Evergreen Large Company Growth Fund
Class A
Class B
Class C
Class I
All Classes
Wells Fargo Advantage Large Company Growth Fund
Class A
Class B
Class C
Investor Class
Administrator Class
Institutional Class
All Classes
Evergreen Emerging Markets Growth Fund
Class A
Class B
Class C
Class I
All Classes
Wells Fargo Advantage Emerging Markets Equity Fund
Class A
Class B
Class C
Administrator Class
All Classes

As of _____, the officers and Trustees of your Target Trust owned as a group less than 1% of the outstanding shares of any class of each Fund that is a series of the Trust. Except as noted below in the table, to each Fund's knowledge, no persons owned of record or beneficially 5% or more of any class of shares of the respective Fund. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Evergreen Equity Income Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Specialized Financial Services Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Disciplined Value Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage U.S. Value Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Equity Income Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Golden Large Cap Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Large Company Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Large Company Growth Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Large Company Growth Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Evergreen Emerging Markets Growth Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

Wells Fargo Advantage Emerging Markets Equity Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
___%
___%

FINANCIAL STATEMENTS

The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and, with respect to audited financial statements, the reports of KPMG LLP, independent registered public accounting firm to the Target Funds, thereon. The Merger SAI includes unaudited pro forma financial statements.

Since the Acquiring Funds are Shell Funds, they have not yet commenced operations and therefore, financial statements for the Acquiring Funds are not yet available.

Fund Name	Financial Statements as of	Audited or Unaudited
Evergreen Disciplined Value Fund	7/31/09	Audited
Evergreen Emerging Markets Growth Fund	10/31/09	Audited
Evergreen Equity Income Fund	7/31/09	Audited
Evergreen Golden Large Cap Core Fund	7/31/09	Audited
Evergreen Large Company Growth Fund	9/30/09	Audited
Wells Fargo Advantage Emerging Markets Equity Fund	9/30/09	Audited
Wells Fargo Advantage Equity Income Fund	9/30/09	Audited
Wells Fargo Advantage Large Company Core Fund	7/31/09	Audited
Wells Fargo Advantage Large Company Growth Fund	7/31/09	Audited
Wells Fargo Advantage Specialized Financial Services Fund	10/31/09	Audited
Wells Fargo Advantage U.S. Value Fund	7/31/09	Audited

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of an Acquiring Fund will be passed upon by Goodwin Procter LLP as counsel to the Acquiring Trust.

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Certificated Shares

In connection with the Merger, all issued and outstanding shares of the Target Fund, including certificated shares, will be canceled. The Acquiring Fund will not issue certificates representing its shares in connection with the Merger, and any certificated shares you possess will be considered on deposit as book entry shares of the Acquiring Fund. After the Merger, the certificates themselves will have no monetary value and should be destroyed.

If you hold certificated shares, we ask you to destroy the certificates. Please contact the Evergreen funds at our toll free number before you destroy the certificate so that we may gather some information from you that will assist us with this process. If you have physical certificates but cannot locate them, please contact us so that we may update our files with that information.

Legal Proceedings

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's NAV being overstated during the period; second, that EIMC acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc. ("EIS"), EIMC's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. EIMC neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

OTHER BUSINESS

The Trustees of your Target Fund do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF YOUR TARGET TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO YOUR FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

____, 2010

Instructions for Executing Proxy Card/Voting Instructions Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call [PROXY SOLICITOR], our proxy solicitor, at (800) ___ (toll free).

Exhibit A

Form of Agreement and Plan of Reorganization

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

EVERGREEN EQUITY TRUST

EVERGREEN FIXED INCOME TRUST

EVERGREEN INTERNATIONAL TRUST

EVERGREEN MONEY MARKET TRUST

EVERGREEN MUNICIPAL TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

EVERGREEN SELECT MONEY MARKET TRUST

EVERGREEN VARIABLE ANNUITY TRUST

"FORM OF"AGREEMENT AND PLAN OF REORGANIZATION

Dated as of __________________

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this February [__], 2010, by and among Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "WFA Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below, each WFA Fund Trust, Acquiring Fund and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 18 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of each WFA Fund Trust; and as to Section 18 of this Plan only, Evergreen Investment Management Company, LLC ("EIMC"), the investment adviser to each series of each Evergreen Fund Trust;

WHEREAS, the WFA Fund Trusts and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Wells Fargo Funds Management and EIMC are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

WHEREAS, the parties desire that each Acquiring Fund acquire all of the Assets of its Corresponding Target Fund, as defined below, in return for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Liabilities of the Corresponding Target Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "Reorganization");

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between an Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, each Acquiring Fund and each WFA Fund Trust acting for itself and on behalf of such Acquiring Fund, and each Target Fund and each Selling Fund Trust acting for itself and on behalf of such Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, without limiting the foregoing, references in this Plan to "the WFA Fund Trust" and "the Selling Fund Trust" or otherwise to parties to this Plan shall be references only to the WFA Fund Trust or the Selling Fund Trust whose series are engaged in any specific Reorganization transaction; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class	The class of shares of an Acquiring Fund that a WFA Fund Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.
Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements	The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Active Reorganization	Each Reorganization set forth in the Active Reorganization Table on Annex A.
Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of a WFA Fund Trust or an Evergreen Fund Trust.
Closing Date	The closing date for each Reorganization listed in the column entitled "Closing Date" in Annex A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.
Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund or a Target Fund.
HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Liabilities	All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liabilities of a Target Fund of an Evergreen Fund Trust include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target Fund) under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).
Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents	With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as the WFA Fund Trust in question reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Selling Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.
Schedule A	Schedule A to this Plan, as it may be amended from time to time.
Selling Fund Trust	Each WFA Fund Trust and Evergreen Fund Trust that has a Target Fund as a series.
Shell Acquiring Fund	Each Acquiring Fund set forth in the "Shell Reorganization Table" in Annex A.
Shell Reorganization	Each Reorganization set forth in the Shell Reorganization Table in Annex A.
Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements	The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Valuation Time	With respect to each Reorganization, the last time on the Closing Date, or such other time and date as the parties may agree to in writing, when a WFA Fund Trust determines the net asset value of the shares of the Acquiring Fund as set forth in the Acquiring Fund's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Effective Time shall automatically be postponed so that it occurs on the first business day after the Valuation Time.

2. Regulatory Filings. For each Reorganization, the WFA Fund Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and each Selling Fund Trust whose series is a Corresponding Target Fund shall assist the WFA Fund Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Acquiring Fund.

(b) The Selling Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Acquiring Fund at the Reorganization's Effective Time. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Liabilities attributable to its Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(c) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, as of the Valuation Time in accordance with the applicable WFA Fund Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. For money market funds, the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, will be calculated using the amortized cost valuation procedures approved by the Board of Trustees of WFA Fund Trust, as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(d) The Selling Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Acquiring Fund. The Selling Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds. In addition, the Selling Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) At or as soon as is reasonably practical after the Effective Time, the Selling Fund Trust shall distribute to shareholders of record of each Target Class the shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Selling Fund Trust may have declared with respect to the Target Class shares. The WFA Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Corresponding Acquiring Fund shares. The WFA Fund Trusts do not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Selling Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Selling Fund Trust (to the extent it is an Evergreen Fund Trust) in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Selling Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Fund Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Selling Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and EIMC pursuant to Section 18 of this Plan. As soon as practicable following the Reorganization, the Selling Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to the WFA Fund Trust, and the WFA Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

5. Representations, Warranties and Agreements of a Selling Fund Trust. Each Selling Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with, the applicable WFA Fund Trust in any Reorganization involving such Target Fund, as follows:

(a) The Selling Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Selling Fund Trust duly established and designated the Target Fund as a series of the Selling Fund Trust and each Target Class as a class of the Target Fund. The Selling Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The Selling Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the Selling Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Selling Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Selling Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Selling Fund Trust, the Declaration of Trust or By-Laws of the Selling Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Selling Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue so to qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) The Selling Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Selling Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Selling Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, the Selling Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Selling Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards). Notwithstanding anything in this Plan to the contrary, the Selling Fund Trust shall: (i) not take any action inconsistent with the treatment of any Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all actions reasonably necessary to ensure satisfaction of the representations in the certificate to be provided to Proskauer Rose LLP in connection with their opinion described in Section 8(f) of this Plan.

(h) At the Effective Time, the Selling Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Selling Fund Trust, except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Selling Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Acquiring Fund: (i) the Selling Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Selling Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Target Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.

(m) The Selling Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns, and made available to its Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Selling Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Selling Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The registration statement on Form N-1A of the Target Fund, as of the date such registration statement became effective under the 1933 Act, conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) Any information provided in writing by the Selling Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in a WFA Fund Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WFA Fund Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

(r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

6. Representations, Warranties and Agreements of a WFA Fund Trust. Each WFA Fund Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the applicable Selling Fund Trust in any Reorganization involving such Acquiring Fund, as follows:

(a) The WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WFA Fund Trust duly established and designated the Acquiring Fund as a series of the WFA Fund Trust and each Acquiring Class as a class of the Acquiring Fund. The WFA Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The WFA Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the WFA Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WFA Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WFA Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WFA Fund Trust, the Declaration of Trust or By-Laws of the WFA Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WFA Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) If the Reorganization is a Shell Reorganization, the applicable Acquiring Fund shall have no Assets or Liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior to or at the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

(f) The WFA Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Acquiring Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, the WFA Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.

(g) The WFA Fund Trust with respect to the Acquiring Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The WFA Fund Trust with respect to the Acquiring Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

(h) Except as otherwise provided herein, the WFA Fund Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquiring Fund's Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquiring Fund and its Corresponding Target Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization. Notwithstanding anything in this Plan to the contrary, the WFA Fund Trust shall: (i) not take any action inconsistent with the treatment of any Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all actions reasonably necessary to ensure satisfaction of representations in the certificate to be provided to Proskauer Rose LLP in connection with their opinion described in Section 7(f) of this Plan.

(i) The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the WFA Fund Trust, except as has been disclosed to its Corresponding Target Fund, the Acquiring Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Acquiring Fund Financial Statements, and 2) Liabilities incurred in the ordinary course of business subsequent to the Acquiring Fund Financial Statements. The Acquiring Fund does not have any Liabilities to any service provider of the WFA Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Target Fund, (i) the WFA Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund; and (ii) the WFA Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WFA Fund Trust in respect of the Acquiring Fund, nor to its knowledge, any investment adviser or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Acquiring Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Target Fund, no material default has occurred and is continuing in respect of the Acquiring Fund under any such contract or agreement.

(m) The WFA Fund Trust has timely filed all tax returns in respect of the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the Corresponding Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of the WFA Fund Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. The WFA Fund Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) To the extent applicable, as of the effective date of the WFA Fund Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the applicable WFA Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

(q) On the Closing Date, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited on the Closing Date have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

(r) Subject to the provisions of this Plan, the WFA Fund Trust shall cause the Acquiring Fund to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

(s) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Selling Fund Trust or the Selling Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

7. Conditions to a Target Fund's Obligations. The obligations of the Selling Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Sections 7(o), 7(p) and 7(q) are conditions precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Selling Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to the Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to the Plan, as defined in Section 2(a)(19) of the 1940 Act). The WFA Fund Trust shall have duly executed and delivered to the Target Fund its Corresponding Acquiring Fund's Reorganization Documents.

(c) All representations and warranties of the WFA Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The WFA Fund Trust shall have delivered to the Selling Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the WFA Fund Trust in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; 2) that the Target Fund's Assets are consistent with its Corresponding Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that the WFA Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

(e) The Selling Fund Trust shall have received an opinion of Goodwin Procter LLP, or Richards, Layton & Finger, P.A., as counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund, to the effect that:

(1) the WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all its properties and to carry on its business all as described in its governing instrument and the Registration Statement, and is an open-end, management investment company registered under the 1940 Act;

(2) the Acquiring Fund has been duly established as a separate series of shares of beneficial interest of the WFA Fund Trust;

(3) each Acquiring Class has been duly established as a separate class of shares of beneficial interest of the Acquiring Fund;

(4) the WFA Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund, subject to any required payments of shareholders, if any, set forth in the applicable trust agreement, and under the governing instruments of WFA Fund Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(6) this Plan has been duly authorized, executed and delivered by the WFA Fund Trust with respect to the Acquiring Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of the WFA Fund Trust or any Material Agreement or any law, rule or regulation to which the WFA Fund Trust is a party or by which it is bound;

(7) if applicable, the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act;

(8) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the Reorganization, or for the execution and delivery of the WFA Fund Trust's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws; and

(9) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Target Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to the Selling Fund Trust) of officers or trustees of the WFA Fund Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) The Selling Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and Selling Fund Trust, and in a form reasonably satisfactory to the Selling Fund Trust substantially to the effect that , on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) The WFA Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) The Selling Fund Trust shall have received from the WFA Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

(k) Wells Fargo Funds Management, EIMC and the Board of Trustees of each WFA Fund Trust and each Evergreen Fund Trust (collectively, the "Addressees") shall have received a letter dated as of the effective date of the Registration Statement, if applicable, from KPMG LLP ("KPMG") addressed to the Addressees with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees at least to the effect that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards) including, but not limited to:

(1) The determination whether the unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) The determination whether data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) The determination whether the pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 7(k) for the Target Fund and the Acquiring Fund.

(l) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees at least to the effect that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards) including, but not limited to:

(1) The determination whether data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

(2) The determination whether the pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

(m) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(n) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(o) In connection with its evaluation of qualified candidates and its independent determination to nominate Michael S. Scofield and K. Dun Gifford to the Board of each WFA Fund Trust and Wells Fargo Master Trust ("WFA Master Trust"), the Board of each WFA Fund Trust and WFA Master Trust shall have taken all action necessary or appropriate to appoint and constitute such nominees duly appointed members of the Board of each trust, their service as such to become effective at the Effective Time of any Reorganization with a closing date of July 9, 2010 as listed in Annex A. Simultaneously with the effectiveness of his appointment as a member of the Board of a WFA Fund Trust or WFA Master Trust, each of Messrs. Scofield and Gifford shall resign his service as a member of the Board of all Evergreen Fund Trusts that are open-end management investment companies.

(p) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with its Charter and the letter agreement of Wells Fargo Funds Management dated [date] providing, among other things, for Wells Fargo Funds Management to compensate Advisory Committee members shall be in full force and effect.

(q) [Arrangements reasonably satisfactory to the Board of the Selling Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine, including that each WFA Fund Trust with respect to each Acquiring Fund shall have entered into an indemnification agreement with each Trustee of each Evergreen Fund Trust, substantially in the form of Exhibit A, committing to maintain and preserve all indemnity rights that each such Trustee currently has by reason of his or her being or having been a Trustee of such Evergreen Fund Trust.]

(r) With respect to any Target Fund that is a money market fund, the current net asset value per share calculated pursuant to Rule 2a-7(c)(7)(ii)(A)(1) (the "Shadow Price") of the Target Fund shall not exceed the Shadow Price of the Corresponding Acquiring Fund, calculated on a pro forma, post-Closing basis, by more than $0.0025.

8. Conditions to an Acquiring Fund's Obligations. The obligations of each WFA Fund Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Section 8(e) is a condition precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the WFA Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to the Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to the Plan, as defined in Section 2(a)(19) of the 1940 Act). The Selling Fund Trust shall have duly executed and delivered to the Acquiring Fund its Corresponding Target Fund's Reorganization Documents.

(c) All representations and warranties of the Selling Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The Selling Fund Trust shall have delivered to the WFA Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Selling Fund Trust in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time; and 2) that the Selling Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

(e) The WFA Fund Trust shall have received an opinion of Ropes & Gray LLP or Richards, Layton & Finger, P.A., as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) the Evergreen Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, has the requisite power to own all of its properties and to carry on its business all as described in its governing instrument and its registration statement on Form N-1A as currently in effect, and is an open-end, management investment company registered under the 1940 Act;

(2) the Target Fund has been duly established as a separate series of shares of beneficial interest of the Evergreen Fund Trust;

(3) each Target Class has been duly established as a separate class of shares of beneficial interest of the Target Fund;

(4) the Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(5) this Plan has been duly authorized, executed and delivered by the Evergreen Fund Trust with respect to the Target Fund, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust or By-Laws of the Evergreen Fund Trust or any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound;

(6) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, or for the execution and delivery of the Evergreen Fund Trust's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, or the HSR Act; and

(7) assuming due authorization, execution and delivery of this Plan by each of the parties hereto, and assuming that the current prospectus and statement of additional information of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement, if applicable, comply with the 1933 Act, the 1934 Act and the 1940 Act, this Plan represents a valid and binding obligation of the Evergreen Fund Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of this Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to the WFA Fund Trust) of officers or directors/trustees of the Evergreen Fund Trust, (vi) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

(f) The WFA Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Acquiring Fund and its shareholders may rely, based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and the Selling Fund Trust and in a form reasonably satisfactory to the WFA Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(g) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(i) The Selling Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(j) The Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees at least to the effect that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards) including, but not limited to:

(1) The determination whether the unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) The determination whether data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) The determination whether the pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 8(j) for the Target Fund and the Acquiring Fund.

(k) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees at least to the effect that, on the basis of limited procedures  reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards) including, but not limited to:

(1) The determination whether data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

(2) The determination whether the pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

(l) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(m) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

(n) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(o) The Selling Fund Trust shall have delivered to the WFA Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (ii) the capital loss carryforwards for each Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized; (iii) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); (iv) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (v) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (vi) such other tax information reasonably requested by the WFA Fund Trust.

(p) With respect to any Acquiring Fund that is a money market fund, theShadow Price of the Acquiring Fund, calculated on a pro forma, post-Closing basis, shall not exceed the Shadow Price of the Corresponding Target Fundby more than $0.0025.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Survival of Representations and Warranties. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

11. Termination of Plan. The Board of either a Selling Fund Trust or a WFA Fund Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied on the Closing Date; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization's not being consummated.

12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

13. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders approve a Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

14. Waivers. At any time prior to the Closing Date, a WFA Fund Trust or a Selling Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each of a WFA Fund Trust and a Selling Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

15. Limitation on Liabilities. The obligations of a WFA Fund Trust or a Selling Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WFA Fund Trust or the Selling Fund Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan each WFA Fund Trust and each Selling Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and EIMC, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and EIMC, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

16. Indemnification. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Fund of an Evergreen Fund Trust, the trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all reasonable expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any reasonable amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party in respect of a Target Fund in writing (including by any electronic communication) for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Parties as to any matters covered by this Section 16. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 16, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if the WFA Fund Trust with respect to the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of the such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and the WFA Fund Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by the WFA Fund Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not the WFA Fund Trust nor any such other Indemnified Party or other party who is indemnified by the WFA Fund Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by the WFA Fund Trust. If the WFA Fund Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, the WFA Fund Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each WFA Fund Trust's obligation with respect to any of its series that is an Acquiring Fund under this Section 16 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that the WFA Fund Trust with respect to that Acquiring Fund will pay in the first instance any reasonable expenses, losses, claims, damages, and liabilities required to be paid by it under this Section 16 without the necessity of the Indemnified Parties' first paying the same. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund will promptly pay all reasonable expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 16. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 16, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

Notwithstanding the foregoing, nothing contained within this section or elsewhere in this Plan shall permit the payment of any indemnification of any Indemnified Party to the extent prohibited by the 1940 Act or any other law, rule or regulation to which the WFA Fund Trust is bound.

17. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund of an Evergreen Fund Trust:

Evergreen Investment Management Company
200 Berkeley Street,
Boston, Massachusetts 02116
Attn.: Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
Attention: Timothy W. Diggins

For each WFA Fund Trust with respect to any Acquiring Fund and any Target Fund of a WFA Fund Trust:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Variable Trust
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Variable Trust
45 Fremont Street, 26th Floor
San Francisco, CA 94105

18. Expenses. EIMC and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Evergreen Investments or Wells Fargo Funds Management in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

19. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
for themselves and with respect to the Acquiring Funds and the Target Funds that are their series as listed in Annex A:

ATTEST:

By:
Name: C. David Messman
Title: Secretary

By:
Name: Karla M. Rabusch
Title: President

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

EVERGREEN FUND TRUST,
EVERGREEN EQUITY TRUST
EVERGREEN FIXED INCOME TRUST
EVERGREEN INTERNATIONAL TRUST
EVERGREEN MONEY MARKET TRUST
EVERGREEN MUNICIPAL TRUST
EVERGREEN SELECT EQUITY TRUST
EVERGREEN SELECT FIXED INCOME TRUST
EVERGREEN SELECT MONEY MARKET TRUST
EVERGREEN VARIABLE ANNUITY TRUST
for themselves and with respect to the Target Funds that are their series as listed in Annex A:

ATTEST:

By:
Name:                         Name:
Title: Secretary             Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 18 only)

ATTEST:

By:
Name: C. David Messman
Title: Secretary

By:
Name: Andrew Owen
Title: Senior Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
(a party to this Plan as to Section 18 only)

ATTEST:

By:
Name:                      Name:
Title: Secretary          Title: Vice President

ANNEX A

ACTIVE REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Fundamental Mid Cap Value Fund Class A Class B Class C Class I	Mid Cap Disciplined Fund (to be renamed Special Mid Cap Value Fund) Class A Class A Class C Institutional Class	July 16, 2010
Evergreen Mid Cap Growth Fund Class A Class B Class C Class I	Mid Cap Growth Fund Class A Class B Class C Institutional Class	July 16, 2010
Evergreen International Equity Fund Class A Class B Class C Class I Class R	International Core Fund (to be renamed International Equity Fund) Class A Class B Class C Institutional Class (new class) Class R (new class)	July 16, 2010
Evergreen Short-Intermediate Municipal Bond Fund Class A Class B Class C Class I	Short-Term Municipal Bond Fund Class A Class A Class C Class A	July 9, 2010
Evergreen Intermediate Municipal Bond Fund Class A Class B Class C Class I Class IS	Intermediate Tax/AMT-Free Fund Class A Class A Class C Administrator Class Class A	July 9, 2010
Evergreen High Income Municipal Bond Fund Class A Class B Class C Class I	Municipal Bond Fund Class A Class B Class C Administrator Class	July 9, 2010
Evergreen Municipal Bond Fund Class A Class B Class C Class I	Municipal Bond Fund Class A Class B Class C Institutional Class	July 9, 2010
Evergreen California Municipal Bond Fund Class A Class B Class C Class I	California Tax-Free Fund Class A Class B Class C Administrator Class	July 9, 2010
WFA Strategic Income Fund Class A Class B Class C	High Income Fund Class A Class B Class C	July 9, 2010
Evergreen Core Plus Bond Fund Class A Class B Class C Class I	Income Plus Fund Class A Class B Class C Institutional Class	July 9, 2010
Evergreen U.S. Government Fund Class A Class B Class C Class I	Government Securities Fund Class A Class B Class C Administrator Class	July 9, 2010
Evergreen Municipal Money Market Fund Class A Class I Class S	Municipal Money Market Fund Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Institutional 100% Treasury Money Market Fund Institutional Class Institutional Service Class	100% Treasury Money Market Fund Administrator Class (new class) Service Class	July 9, 2010
Evergreen Treasury Money Market Fund Class A Class I Class S	Treasury Plus Money Market Fund Class A Service Class Sweep Class (new class)	July 9, 2010
Evergreen Institutional Treasury Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Treasury Plus Money Market Fund Institutional Class Institutional Class Service Class Institutional Class Service Class	July 9, 2010
Evergreen U.S. Government Money Market Fund Class A Class S	Government Money Market Fund Class A Sweep Class (new class)	July 9, 2010
Evergreen Institutional U.S. Government Money Market Fund Institutional Class Institutional Service Class Investor Class Participant Class	Government Money Market Fund Institutional Class Service Class Institutional Class Service Class	July 9, 2010
Evergreen Prime Cash Management Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Heritage Money Market Fund Institutional Class Institutional Class Service Class (new class) Institutional Class Service Class (new class)	July 9, 2010
Evergreen Institutional Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Heritage Money Market Fund Institutional Class Institutional Class Service Class (new class) Institutional Class Service Class (new class)	July 9, 2010
Evergreen Money Market Fund Class A Class B Class C Class I Class S	Money Market Fund Class A Class B Class C (new class) Service Class (new class) Daily Class (new class)	July 9, 2010
WFA Overland Express Sweep Unnamed Class	Money Market Fund Daily Class (new class)	July 9, 2010
Evergreen VA Core Bond Fund Class 1 (will be liquidated) Class 2	VT Total Return Bond Fund N/A Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA Special Values Fund Class 1 Class 2	VT Small/Mid Cap Value Fund (to be renamed VT Small Cap Value Fund) Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA Growth Fund Class 1 Class 2	VT Small Cap Growth Fund Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA International Equity Fund Class 1 Class 2	VT International Core Fund (to be renamed VT International Equity Fund) Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
WFA Diversified Bond Fund Administrator Class	Total Return Bond Fund Administrator Class	July 9, 2010
WFA Aggressive Allocation Fund Administrator Class	Growth Balanced Fund Administrator Class	July 16, 2010
WFA Growth Equity Fund Class A Class B Class C Administrator Class Institutional Class	Diversified Equity Fund Class A Class B Class C Administrator Class Administrator Class	July 16, 2010
WFA Large Cap Appreciation Fund Class A Class B Class C Administrator Class Institutional Class	Capital Growth Fund Class A Class A Class C Administrator Class Institutional Class	July 16, 2010
WFA Stable Income Fund Class A Class B Class C Administrator Class	Ultra Short-Term Income Fund Class A Class A Class C Administrator Class	July 9, 2010
Evergreen California Municipal Money Market Fund Class A Class I Class S	California Municipal Money Market Fund Class A Service Class Sweep Class (new class)	July 9, 2010

SHELL REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Equity Income Fund Class A Class B Class C Class I Class R	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
WFA Specialized Financial Services Fund Class A Class B Class C	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class)	July 16, 2010
Evergreen Disciplined Value Fund Class A Class B Class C Class I	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA Equity Income Fund Class A Class B Class C Administrator Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA U.S. Value Fund Class A Class B Class C Administrator Class Investor Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class)	July 16, 2010
Evergreen Golden Large Cap Core Fund Class A Class B Class C Class I	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
WFA Large Company Core Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)	July 16, 2010
Evergreen Large Company Growth Fund Class A Class B Class C Class I	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
WFA Large Company Growth Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)	July 16, 2010
Evergreen Special Values Fund Class A Class B Class C Class I Class R	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C(new class) Administrator Class (new class) Class A (new class)	July 16, 2010
Evergreen Small Cap Value Fund Class A Class B Class C Class I	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Emerging Markets Growth Fund Class A Class B Class C Class I	Emerging Markets Equity Fund II (New Shell) (to be renamed Emerging Markets Equity Fund) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA Emerging Markets Equity Fund Class A Class B Class C Administrator Class	Emerging Markets Equity Fund II (New Shell) (to be renamed Emerging Markets Equity Fund) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen VA Omega Fund Class 1 Class 2	VT Omega Growth Fund (New Shell) Class 1 (new class) Class 2 (new class)	July 16, 2010
WFA VT Large Company Growth Fund Unnamed share class / Class 2	VT Omega Growth Fund (New Shell) Class 2 (new class)	July 16, 2010
Evergreen VA Fundamental Large Cap Fund Class 1 Class 2	VT Core Equity Fund (New Shell) Class 1 (new class) Class 2 (new class)	July 16, 2010
WFA VT Large Company Core Fund Unnamed share class / Class 2	VT Core Equity Fund (New Shell) Class 2 (new class)	July 16, 2010
WFA VT Equity Income Fund Unnamed share class / Class 2	VT Intrinsic Value Fund (New Shell) Class 2 (new class)	July 16, 2010
WFA VT C&B Large Cap Value Fund Unnamed share class/Class 2	VT Intrinsic Value Fund (New Shell) Class 2 (new class)	July 16, 2010
Evergreen Intrinsic Value Fund Class A Class B Class C Class I	Intrinsic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) institutional Class (new class)	July 16, 2010
Evergreen Enhanced S&P 500 Fund Class A Class B Class C Class I Class IS	Disciplined U.S. Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Class A (new class)	July 16, 2010
Evergreen Fundamental Large Cap Fund Class A Class B Class C Class I	Core Equity Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Omega Fund Class A Class B Class C Class I Class R	Omega Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
Evergreen Golden Core Opportunities Fund Class A Class B Class C Class I	Small/Mid Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Global Large Cap Equity Fund Class A Class B Class C Class I	Disciplined Global Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Global Opportunities Fund Class A Class B Class C Class I	Global Opportunities Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Intrinsic World Equity Fund Class A Class B Class C Class I	Intrinsic World Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Strategic Municipal Bond Fund Class A Class B Class C Class I	Strategic Municipal Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 9, 2010
Evergreen North Carolina Municipal Bond Fund Class A Class B Class C Class I	North Carolina Tax-Free Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Pennsylvania Municipal Bond Fund Class A Class B Class C Class I	Pennsylvania Tax-Free Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Adjustable Rate Fund Class A Class B Class C Class I Class IS	Adjustable Rate Government Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)	July 9, 2010
Evergreen International Bond Fund Class A Class B Class C Class I Class IS	International Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)	July 9, 2010
Evergreen New Jersey Municipal Money Market Fund Class A Class I Class S	New Jersey Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen New York Municipal Money Market Fund Class A Class I Class S	New York Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Pennsylvania Municipal Money Market Fund Class A Class I Class S	Pennsylvania Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Health Care Fund Class A Class B Class C Class I	Health Care Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Precious Metals Fund Class A Class B Class C Class I	Precious Metals Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
Evergreen Utility & Telecommunications Fund Class A Class B Class C Class I	Utility & Telecommunications Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
Evergreen Asset Allocation Fund Class A Class B Class C Class I Class R	Asset Allocation Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
Evergreen Diversified Capital Builder Fund Class A Class B Class C Class I	Diversified Capital Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Diversified Income Builder Fund Class A Class B Class C Class I	Diversified Income Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Strategic Growth Fund Class A Class B Class C Class I Class IS Class R	Strategic Large Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class) Class A (new class) Class R (new class)	July 16, 2010
Evergreen Institutional Municipal Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Municipal Cash Management Money Market Fund (New Shell)
Institutional Class (new class)
Institutional Class (new class)
Service Class (new class)
Institutional Class (new class)
	Service Class (new class)	July 9, 2010
Evergreen Growth Fund Class A Class B Class C Class I	Traditional Small Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class A (new class) Institutional Class (new class)	July 16, 2010
Evergreen Small-Mid Growth Fund Class A Class I	Growth Opportunities Fund (New Shell) Class A (new class) Institutional Class (new class)	July 16, 2010
Evergreen High Income Fund Class A Class B Class C Class I	High Yield Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 9, 2010

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Amended and Restated Declaration of Trust of the Wells Fargo Funds Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Declaration of Trust of the Wells Fargo Variable Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management") and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005 and March 27, 2009, with Schedule A amended March 27, 2009.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management and Wells Fargo Variable Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended March 28, 2008.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Schedule A amended August 12, 2009.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Artisan Partners Limited Partnership, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A dated February 1, 2005 and Appendix B amended on November 8, 2005.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 24, 2004, with Appendix A amended July 18, 2008.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A and Appendix B amended February 8, 2006.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Global Index Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated June 26, 2006, with Appendix A amended February 7, 2007 and Appendix B amended August 12, 2009.

Investment Sub-Advisory Contract among LSV Asset Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A and Appendix B dated February 1, 2005.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated April 11, 2005, with Appendix A amended December 1, 2007 and Schedule A amended December 1, 2007.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A amended February 8, 2006 and Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Nelson Capital Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 1, 2008, with Appendix A and Appendix B dated October 1, 2008.

Investment Sub-Advisory Contract among Peregrine Capital Management, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Appendix A amended February 8, 2006 and Schedule A amended May 9, 2007.

Investment Sub-Advisory Contract among Phocas Financial Corporation, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 21, 2008, with Appendix A and Appendix B dated March 21, 2008.

Investment Sub-Advisory Contract among Dresdner RCM Global Investors LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 29, 2001, with Appendix A amended January 26, 2008 and Schedule A dated January 26, 2008.

Investment Sub-Advisory Contract among Schroder Investment Management North America, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Appendix A and Schedule A dated May 1, 2003.

Amended and Restated Accounting Services Agreement and Amended and Restated Letter Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust and PFPC, Inc., each dated May 10, 2006, including Exhibit A amended June 2, 2009 and Exhibit B.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended August 6, 2008 and Schedule A amended August 12, 2009.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Variable Fund Trust dated March 1, 2003, with Appendix A amended February 8, 2006.

Master Custodian Agreement among State Street Bank, N.A. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated August 10, 2009, with Appendix A and Schedules A, B, C and D.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended August 12, 2009.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Variable Trust, dated April 8, 2005, with Schedule I amended February 8, 2006.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 28, 2008, with Appendix A amended June 2, 2009.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Variable Trust Board on March 28, 2008, with Appendix A amended February 8, 2006.

Expense Assumption Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management dated February 29, 2008, with Schedule A.

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A amended August 12, 2009.

Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A.

Shareholder Servicing Plan approved by the Board of Wells Fargo Fund Trust on March 27, 2009, with Appendix A amended June 2, 2009.

Amended and Restated Joint Fidelity Bond Allocation Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust amended and restated on May 1, 2006, with Appendix A amended November 14, 2008.

Rule 18f-3 Multi-Class Plan approved by the Board of Wells Fargo Funds Trust on March 26, 1999 and amended August 6, 2008, with Appendix A amended June 2, 2009 and Appendix B amended March 28, 2008.

Amended and Restated Securities Lending Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. amended and restated on November 1, 2008, with accompanying schedules and Letter regarding Account Revenues dated September 1, 2007.

Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, amended on December 18, 2007 and Schedule A amended December 1, 2009.

EVERGREEN EQUITY TRUST
With respect to Evergreen Asset Allocation Fund, Evergreen Disciplined Value Fund, Evergreen Diversified Capital Builder Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Intrinsic Value Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Small-Mid Growth Fund, Evergreen Special Values Fund, and Evergreen Utility & Telecommunication Fund

Advisory Agreements
Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Asset Allocation Fund, Evergreen Diversified Capital Builder Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500® Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen Utility & Telecommunications Fund)

Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Small-Mid Growth Fund, Evergreen Intrinsic Value Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, and Evergreen Golden Large Cap Core Fund)

Underwriting Agreements
Principal Underwriting Agreement between Evergreen Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Principal Underwriting Agreement between Evergreen Equity Trust and Kokusai Securities Company Limited (dated 1/23/1998)

Principal Underwriting Agreement between Evergreen Equity Trust and Nomura Securities Company (dated 1/23/1998)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 10/18/1999 (with respect to Evergreen Growth Fund), 7/6/2000, 6/29/2001, 6/14/2002 (with respect to Evergreen Special Values Fund), 9/11/2002 (with respect to Evergreen Asset Allocation Fund), 3/7/2005 (with respect to Evergreen Disciplined Value Fund), 10/1/2005 (with respect to Evergreen Small-Mid Growth Fund), 10/12/2005 (with respect to Evergreen Small-Mid Growth Fund), 1/19/2006, 12/7/2006, 7/16/2007 (with respect to Evergreen Fundamental Mid Cap Value Fund), and 12/10/2007 (with respect to Evergreen Golden Core Opportunities Fund and Evergreen Golden Large Cap Core Fund))

Amended Pricing Schedule to Custodian Agreement (dated 12/19/2006)

Remote Access Services Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 4/4/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Equity Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT EQUITY TRUST
With respect to Evergreen Strategic Growth Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company LLC, Evergreen Investment Services, Inc., and Evergreen Select Equity Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN FIXED INCOME TRUST
With respect to Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen High Income Fund and Evergreen U.S. Government Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Letter Amendment to the Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 9/19/2008, with respect to Evergreen High Income Fund)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (as of 9/18/1997)

Custodian Agreement
Custodian Agreement between Evergreen Fixed Income Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT FIXED INCOME TRUST
With respect to Evergreen Adjustable Rate Fund, Evergreen Intermediate Municipal Bond Fund, and Evergreen International Bond Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Fixed Income Trust and State Street Bank and Trust Company (dated 11/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Select Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN MUNICIPAL TRUST
With respect to Evergreen California Municipal Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Strategic Municipal Bond Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Municipal Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Municipal Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Municipal Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/7/2006)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Municipal Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Municipal Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EXHIBIT A

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
525 Market Street, 12th Floor
San Francisco, California 94105

[_____________, 2010]

To each of the Persons
Named on Appendix A
(each, a "Current Trustee" and
collectively, the "Current Trustees")

It is anticipated that in the future substantially all of the investment companies managed or sponsored by Evergreen Investment Management Company LLC ("EIMCO") or its affiliates (each, an "Evergreen Fund") will be reorganized in transactions involving in each case one or more acquiring Wells Fargo Advantage Funds (each, a "Wells Fargo Fund") that are part of Wells Fargo Funds Trust or Wells Fargo Variable Trust (each, a "Trust"), in which the Evergreen Fund will not be the surviving legal entity (although it may be the so-called "accounting" or "performance" survivor). The other Evergreen Funds will not be so reorganized, but it is expected that (i) they will be liquidated or (ii) that the persons then serving as trustees of one or more Wells Fargo Funds will be elected to serve as trustees of those Evergreen Funds, and that the terms of office of some or all of the then-existing trustees of the Evergreen Funds will terminate.

Each Current Trustee serves as a trustee of the Evergreen Funds and may from time to time be subject to claims by or on behalf of, or actual or potential liabilities to, one or more of the Evergreen Funds, successors in interest to one or more of the Evergreen Funds, or other persons, relating directly or indirectly to his or her service as a trustee of the Evergreen Funds. The Evergreen Funds have, with the assistance of EIMCO or its affiliates, purchased insurance which may be available to the Current Trustees in the future to protect the Current Trustees against such claims or liabilities, and the costs of investigating and defending against them, and the Evergreen Funds and/or the Wells Fargo Funds may purchase additional insurance in the future. In addition, the Current Trustees may have existing rights to receive advancement of expenses and/or be indemnified by one or more of the Evergreen Funds themselves for any costs, fees, expenses, damages, liabilities, or other losses incurred by them in connection with or as a result of such claims. All such existing rights to advancement of expenses and/or indemnification are hereinafter referred to as "Existing Rights".

It is anticipated that the surviving Wells Fargo Fund in each reorganization transaction involving an Evergreen Fund will assume the liabilities and obligations of the Evergreen Fund, including in respect of advancement of expenses and indemnification for the benefit of the Current Trustees.

In order to ensure that each Current Trustee maintains and preserves all Existing Rights in respect of advancement of expenses and indemnification, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Trust hereby irrevocably agrees with respect to each acquiring Wells Fargo Fund in respect of an Evergreen Fund that has been acquired by such acquiring Wells Fargo Fund as follows, for the benefit of each Current Trustee:

1(a) The Wells Fargo Fund shall indemnify and hold harmless each Current Trustee, together with each Current Trustee's heirs, executors, administrators, and personal representatives (each indemnified person referred to as a "Covered Person") against all costs, fees, expenses, damages, liabilities, or other losses, including but not limited to amounts paid in satisfaction of judgments, in settlement or other compromise, or as fines and penalties, and fees and expenses, including reasonable accountants' and counsel fees, incurred by such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party, witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee of any Evergreen Fund, except with respect to any matter as to which (and then only to the extent that) such Covered Person shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) (i) not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of any Evergreen Fund; or (ii) to be liable to the Evergreen Fund in question or its shareholders by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office; or (iii) for a criminal proceeding, to have had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii), and (iii) being referred to hereafter as "Disabling Conduct").

(b) Reasonable expenses, including without limitation accountants' and counsel fees so incurred by such Covered Person shall be paid promptly from time to time by the Wells Fargo Fund upon demand by any Covered Person in advance of the final disposition of any such action, suit, or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this letter agreement because such expenses were the direct result of such Current Trustee's Disabling Conduct. Notwithstanding the foregoing, nothing contained within this section or elsewhere in this letter agreement shall permit the payment of any indemnification of any Covered Person to the extent prohibited by the Investment Company Act of 1940 or any other law, rule, or regulation to which the acquiring Wells Fargo Fund is bound.

(c) The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this letter agreement, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the Securities and Exchange Commission, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

2. To the extent that any Covered Person is, by reason of a Current Trustee's service to an Evergreen Fund, a witness for any reason in any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or any federal, state, or other governmental, regulatory, or administrative body, authority or agency, or any self-regulatory organization, of any kind, to which such Covered Person is not a party, such Covered Person shall be indemnified against, and the Wells Fargo Fund will advance to the Covered Person upon demand payment for, any and all expenses, including reasonable accountants' or counsel fees, actually and reasonably incurred or expected to be incurred by such Covered Person in connection therewith.

3.(a) If and to the extent that proceeds of any insurance or of any rights to indemnification to which a Covered Person is entitled are in the actual possession or control of the Covered Person and are currently available to pay any liabilities and expenses as to which the Wells Fargo Fund has an indemnification obligation under this letter agreement, the amount of the indemnification obligation of the Wells Fargo Fund under this letter agreement in respect of such liability or expense along with any future liabilities and expenses as to which the Wells Fargo Fund has an indemnification obligation under this letter agreement, in total, shall be reduced by the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(b) If and to the extent that, after the Wells Fargo Fund has paid amounts to a Covered Person by way of indemnification under this letter agreement in respect of any liability or expense, proceeds of any insurance or of any other rights to indemnification to which a Covered Person is entitled in respect of such liability or expense come into the actual possession or control of the Covered Person and are currently available for payment by the Covered Person to the Wells Fargo Fund and are not available (and will not become available) to pay or reimburse the Covered Person for any present or anticipated liability or expense for which the Wells Fargo Fund has not previously provided indemnity under this letter agreement, then the Covered Person shall repay to the Wells Fargo Fund any amounts previously paid to him by the Wells Fargo Fund by way of indemnification under this letter agreement up to the amount of such proceeds in the actual possession or control of the Covered Person and available for such payment.

(c) If a Covered Person actually becomes aware that any insurance or indemnification rights are available to the Covered Person to pay, or to reimburse the payment of, any liability or expense for which the Wells Fargo Fund has previously provided indemnification under this letter agreement or may be called upon to provide indemnification under this letter agreement, then such Covered Person shall provide notice of such insurance or indemnification right in writing to the Wells Fargo Fund and, upon reasonable request by the Wells Fargo Fund and at the expense of the Wells Fargo Fund, take such reasonable steps as the Wells Fargo Fund may specify to obtain the benefit of such insurance or indemnification rights in respect of such liability or expense; provided, however, that the Wells Fargo Fund may not delay payment for any reason and shall not be relieved from its indemnification obligations under this letter agreement while any efforts to obtain such benefit are pending.

4. The right of indemnification provided by this letter agreement shall not expand, diminish or otherwise affect Existing Rights of any Current Trustee, and shall not be exclusive of and shall not expand, diminish or otherwise affect any other rights to which any Covered Person may be entitled. Nothing contained in this letter agreement shall affect any other right to indemnification to which any Covered Person may be entitled by contract or otherwise.

5. Each Trust and each acquiring Wells Fargo Fund is committing on its own behalf to its obligations under this letter agreement separately from each other Trust and acquiring Wells Fargo Fund and not jointly or jointly and severally. For the sake of clarity, no Wells Fargo Fund shall be liable for the obligations of an Evergreen Fund that has been acquired by any other acquiring Wells Fargo Fund. This letter agreement is binding upon all successors of each Wells Fargo Fund.

6. If any provision of this letter agreement shall be held to be invalid, illegal, or unenforceable, in whole or in part, for any reason whatsoever, (i) the validity, legality, and enforceability of the remaining provisions (including, without limitation, each portion of this letter agreement containing any provision that is not by itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the remaining provisions of this letter agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

7. No supplement, modification, or amendment of this letter agreement shall be binding unless executed in writing by all of the parties (or their respective successors or legal representatives) hereto. Any waiver by any party of any breach of any other party of any provision contained in this letter agreement to be performed by such other party must be in writing and signed by the waiving party (or such party's successor or legal representative), and no such waiver shall be deemed a waiver of similar or other provisions at the same or any previous or subsequent time.

8. This letter agreement may be executed in one or more counterparts, each of which shall be an original, and all of which when taken together shall constitute one agreement. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

9. Each Trust hereby submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if jurisdiction will not lie in such Court, in the superior court of the State of Delaware or the federal district court located in Delaware, with respect to any action, suit, or proceeding with respect to this letter agreement.

Each Trust, with respect to each Wells Fargo Fund, acknowledges and agrees that each Current Trustee may rely on the Wells Fargo Fund's undertakings in this letter agreement.

Very truly yours,

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST

By:__________________________
Name:
Tile:

Agreed and Accepted:

____________________________
[signature line for each Trustee]

Appendix A

[Names of Evergreen Trustees as of June 30, 2010]

Exhibit B

Comparison of the Funds' Fundamental Investment Policies

Borrowing
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted by applicable law. Further Explanation of Borrowing Policy: Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposed of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.	The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.	The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposed of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the fund's total assets, provided that this restriction does not limit a Fund's: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and (v) the Fund reserves the right to concentration any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.	The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
	Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).	The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the fund's total assets, provided that this restriction does not limit a Fund's: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and (v) the Fund reserves the right to concentration any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

Diversification
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Funds may not purchase the securities of an issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.	The Fund may not make any investment that is inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.
	Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.	The Funds may not purchase the securities of an issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. This policy does not restrict a Fund's ability to invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Issuing Senior Securities
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and nay exemptive orders obtained thereunder.	Except as permitted under the 1940 Act, the Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and nay exemptive orders obtained thereunder.

Lending[1]
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.	The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.
	Further Explanation of Lending Policy: To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders. When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. Other than the Evergreen Emerging Markets Growth Fund, the Funds have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).	The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
1	While each Target Fund, other than Evergreen Emerging Markets Growth Fund, and its corresponding Acquiring Fund has the ability, pursuant to an exemptive order issued by the Securities and Exchange Commission, to lend cash to other funds in their respective fund families, neither Fund currently engages in this practice.

Real Estate
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.
	Further explanation of Real Estate Policy: Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interest therein.	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Wells Target Fund(s)	Evergreen Target Fund	Acquiring Fund
Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Wells Fargo Advantage Classic Value Fund
Wells Fargo Advantage U.S. Value Fund and Wells Fargo Advantage Equity Income Fund	Evergreen Disciplined Value Fund	Wells Fargo Advantage Disciplined Value Fund
Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Cap Core Fund
Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund
Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Wells Fargo Advantage Emerging Markets Equity Fund II
The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Exhibit C

Additional Target and Acquiring Fund Expense Information

The Annual Fund Operating Expenses tables and the examples that follow are based upon the actual expenses incurred by the Target Funds during their most recently completed fiscal year, except where noted. Since each Acquiring Fund is a Shell Fund, it has not yet commenced operations and therefore actual expense information for the Acquiring Fund is not yet available. Since the Acquiring Fund has not yet commenced operations, the information presented is based on estimates. The pro forma Annual Fund Operating Expenses table for the Acquiring Fund shows you what the annual operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming the Merger had taken place at the beginning of the period. See the section entitled "Financial Statements" in this prospectus/proxy statement for the date of the most recent financial statements.

EVERGREEN EQUITY INCOME FUND AND WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND INTO WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

The following tables allow you to compare the annual operating expenses of the Funds. The pro forma expense table below labeled "Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Evergreen Equity Income Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of WFA Specialized Financial Services Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming only the Merger of Wells Fargo Advantage Specialized Financial Services Fund with the Acquiring Fund had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Equity Income Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.65%	0.25%	0.39%	1.29%
Class B	0.65%	1.00%	0.39%	2.04%
Class C	0.65%	1.00%	0.39%	2.04%
Class I	0.65%	0.00%	0.39%	1.04%
Class R	0.65%	0.50%	0.39%	1.54%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Wells Fargo Advantage Specialized Financial Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.95%	0.00%	0.73%	1.68%	(0.33%)	1.35%
Class B	0.95%	0.75%	0.74%	2.44%	(0.34%)	2.10%
Class C	0.95%	0.75%	0.72%	2.42%	(0.32%)	2.10%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.64%	0.00%	0.62%	1.26%	(0.01%)	1.25%
Class B	0.64%	0.75%	0.62%	2.01%	(0.01%)	2.00%
Class C	0.64%	0.75%	0.62%	2.01%	(0.01%)	2.00%
Administrator Class	0.64%	0.00%	0.46%	1.10%	(0.10%)	1.00%
Class R	0.64%	0.25%	0.62%	1.51%	(0.01%)	1.50%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of WFA Specialized Financial Services Fund Only with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.65%	0.00%	0.69%	1.34%	(0.09%)	1.25%
Class B	0.65%	0.75%	0.69%	2.09%	(0.09%)	2.00%
Class C	0.65%	0.75%	0.69%	2.09%	(0.09%)	2.00%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Equity Income Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class R	Class B	Class C
1 Year	$699	$707	$307	$106	$157	$207	$207
3 Years	$960	$940	$640	$331	$486	$640	$640
5 Years	$1,242	$1,298	$1,098	$574	$839	$1,098	$1,098
10 Years	$2,042	$2,176	$2,369	$1,271	$1,834	$2,176	$2,369

Wells Fargo Advantage Specialized Financial Services Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$705	$713	$313	$213	$213
3 Years	$1,044	$1,028	$724	$728	$724
5 Years	$1,406	$1,470	$1,262	$1,270	$1,262
10 Years	$2,422	$2,471	$2,732	$2,471	$2,732

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class R	Class B	Class C
1 Year	$695	$703	$303	$102	$153	$203	$203
3 Years	$949	$927	$627	$318	$474	$627	$627
5 Years	$1,224	$1,280	$1,080	$576	$821	$1,080	$1,080
10 Years	$2,007	$2,051	$2,335	$1,312	$1,799	$2,051	$2,335

Wells Fargo Advantage Classic Value Fund (Pro Forma Assuming Merger of WFA Specialized Financial Services Fund Only with Acquiring Fund)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$695	$703	$303	$203	$203
3 Years	$949	$927	$627	$627	$627
5 Years	$1,241	$1,298	$1,098	$1,098	$1,098
10 Years	$2,071	$2,116	$2,398	$2,116	$2,398

EVERGREEN DISCIPLINED VALUE FUND, WELLS FARGO ADVANTAGE U.S. VALUE FUND AND WELLS FARGO ADVANTAGE EQUITY INCOME FUND INTO WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

The following tables allow you to compare the annual operating expenses of the Funds. The pro forma expense table below labeled "Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of Each Target Fund with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the period covered by the Target Fund's most recent financial statements, assuming the Mergers of each Target Fund with the Acquiring Fund had taken place at the beginning of that period. If either the Merger of Evergreen Disciplined Value Fund with the Acquiring Fund or the Merger of Wells Fargo Advantage Equity Income Fund with the Acquiring Fund is the only Merger approved by shareholders, or if any combination of the Target Funds merge with the Acquiring Fund, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of WFA U.S. Value Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming only the Merger of Wells Fargo Advantage U.S. Value Fund with the Acquiring Fund had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Disciplined Value Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]
Class A	0.62%	0.25%	0.38%	1.25%
Class B	0.62%	1.00%	0.38%	2.00%
Class C	0.62%	1.00%	0.38%	2.00%
Class I	0.62%	0.00%	0.38%	1.00%
1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.12% for Class A, 1.87% for Class B, 1.87% for Class C and 0.87% for Class I. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage U.S. Value Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Annual Operating Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.70%	0.00%	0.77%	0.01%	1.48%	(0.22%)	1.26%
Class B	0.70%	0.75%	0.76%	0.01%	2.22%	(0.21%)	2.01%
Class C	0.70%	0.75%	0.76%	0.01%	2.22%	(0.21%)	2.01%
Administrator Class	0.70%	0.00%	0.58%	0.01%	1.29%	(0.32%)	0.97%
Investor Class	0.70%	0.00%	0.87%	0.01%	1.58%	(0.25%)	1.33%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 11/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Equity Income Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.70%	0.00%	0.72%	1.42%	(0.32%)	1.10%
Class B	0.70%	0.75%	0.72%	2.17%	(0.32%)	1.85%
Class C	0.70%	0.75%	0.72%	2.17%	(0.32%)	1.85%
Administrator Class	0.70%	0.00%	0.54%	1.24%	(0.39%)	0.85%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Includes gross expenses allocated from the master porfolio in which the Fund invests.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of Each Target Fund with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.55%	0.00%	0.65%	1.20%	(0.10%)	1.10%
Class C	0.55%	0.75%	0.65%	1.95%	(0.10%)	1.85%
Administrator Class	0.55%	0.00%	0.49%	1.04%	(0.19%)	0.85%
Investor Class	0.55%	0.00%	0.72%	1.27%	(0.10%)	1.17%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of WFA U.S. Value Fund Only with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.55%	0.00%	0.68%	0.01%	1.24%	(0.13%)	1.11%
Class C	0.55%	0.75%	0.68%	0.01%	1.99%	(0.13%)	1.86%
Administrator Class	0.55%	0.00%	0.52%	0.01%	1.08%	(0.22%)	0.86%
Investor Class	0.55%	0.00%	0.75%	0.01%	1.31%	(0.13%)	1.18%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Disciplined Value Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$695	$703	$303	$102	$203	$203
3 Years	$949	$927	$627	$318	$627	$627
5 Years	$1,222	$1,278	$1,078	$552	$1,078	$1,078
10 Years	$1,999	$2,134	$2,327	$1,225	$2,134	$2,327

Wells Fargo Advantage U.S. Value Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Investor Class	Class B	Class C
1 Year	$696	$704	$304	$99	$135	$204	$204
3 Years	$996	$974	$674	$377	$474	$674	$674
5 Years	$1,317	$1,371	$1,171	$677	$837	$1,171	$1,171
10 Years	$2,224	$2,538	$2,538	$1,528	$1,857	$2,538	$2,538

Wells Fargo Advantage Equity Income Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$681	$688	$288	$87	$188	$188
3 Years	$969	$948	$648	$355	$648	$648
5 Years	$1,278	$1,335	$1,135	$643	$1,135	$1,135
10 Years	$2,153	$2,192	$2,478	$1,466	$2,192	$2,478

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of Each Target Fund with Acquiring Fund)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class C	Administrator Class	Investor Class	Class C
1 Year	$681	$288	$87	$119	$188
3 Years	$905	$582	$271	$372	$582
5 Years	$1,168	$1,023	$516	$667	$1,023
10 Years	$1,919	$2,249	$1,216	$1,506	$2,249

Wells Fargo Advantage Disciplined Value Fund (Pro Forma Assuming Merger of WFA U.S. Value Fund Only with Acquiring Fund)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class C	Administrator Class	Investor Class	Class C
1 Year	$682	$289	$88	$120	$189
3 Years	$908	$585	$274	$375	$585
5 Years	$1,180	$1,035	$528	$679	$1,035
10 Years	$1,954	$2,283	$1,254	$1,543	$2,283

EVERGREEN GOLDEN LARGE CAP CORE FUND AND WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND INTO WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

The following tables allow you to compare the annual operating expenses of the Funds. The pro forma expense table below labeled "Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Wells Fargo Advantage Large Company Core Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Evergreen Golden Large Cap Core Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming only the Merger of Evergreen Golden Large Cap Core Fund with the Acquiring Fund had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Golden Large Cap Core Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses1,[2]
Class A	0.62%	0.25%	3.24%	4.11%
Class B	0.62%	1.00%	3.24%	4.86%
Class C	0.62%	1.00%	3.24%	4.86%
Class I	0.62%	0.00%	3.24%	3.86%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.16% for Class A, 1.91% for Class B, 1.91% for Class C and 0.91% for Class I. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Wells Fargo Advantage Large Company Core Fund
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.70%	0.00%	0.72%	1.42%	(0.28%)	1.14%
Class B	0.70%	0.75%	0.72%	2.17%	(0.28%)	1.89%
Class C	0.70%	0.75%	0.72%	2.17%	(0.28%)	1.89%
Administrator Class	0.70%	0.00%	0.55%	1.25%	(0.30%)	0.95%
Institutional Class	0.70%	0.00%	0.27%	0.97%	(0.31%)	0.66%
Investor Class	0.70%	0.00%	0.83%	1.53%	(0.25%)	1.28%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 11/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.65%	0.00%	0.65%	1.30%	(0.16%)	1.14%
Class C	0.65%	0.75%	0.65%	2.05%	(0.16%)	1.89%
Administrator Class	0.65%	0.00%	0.49%	1.14%	(0.24%)	0.90%
Institutional Class	0.65%	0.00%	0.22%	0.87%	(0.21%)	0.66%
Investor Class	0.65%	0.00%	0.72%	1.37%	(0.16%)	1.21%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Evergreen Golden Large Cap Core Fund Only with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.65%	0.00%	3.58%	0.01%	4.24%	(3.09%)	1.15%
Class C	0.65%	0.75%	3.58%	0.01%	4.99%	(3.09%)	1.90%
Administrator Class	0.65%	0.00%	3.42%	0.01%	4.08%	(3.17%)	0.91%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Golden Large Cap Core Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$964	$986	$586	$388	$486	$486
3 Years	$1,753	$1,761	$1,461	$1,178	$1,461	$1,461
5 Years	$2,555	$2,639	$2,439	$1,986	$2,439	$2,439
10 Years	$4,626	$4,749	$4,894	$4,087	$4,749	$4,894

Wells Fargo Advantage Large Company Core Fund
		Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$685	$692	$292	$97	$67	$130	$192	$192
3 Years	$973	$952	$652	$367	$278	$459	$652	$652
5 Years	$1,282	$1,339	$1,139	$657	$506	$811	$1,139	$1,139
10 Years	$2,156	$2,481	$2,481	$1,485	$1,161	$1,802	$2,481	$2,481

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class	Class C
1 Year	$685	$292	$92	$67	$123	$192
3 Years	$916	$594	$287	$211	$384	$594
5 Years	$1,201	$1,057	$554	$417	$702	$1,057
10 Years	$2,011	$2,339	$1,318	$1,011	$1,602	$2,339

Wells Fargo Advantage Large Cap Core Fund (Pro Forma Assuming Merger of Evergreen Golden Large Cap Core Fund Only with Acquiring Fund)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class C	Administrator Class	Class C
1 Year	$685	$293	$93	$193
3 Years	$919	$597	$290	$597
5 Years	$1,821	$1,691	$1,219	$1,691
10 Years	$4,137	$4,426	$3,617	$4,426

EVERGREEN LARGE COMPANY GROWTH FUND AND WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND INTO WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

The following tables allow you to compare the annual operating expenses of the Funds. The pro forma expense table below labeled "Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Wells Fargo Advantage Large Company Growth Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Evergreen Large Company Growth Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming only the Merger of Evergreen Large Company Growth Fund with the Acquiring Fund had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Large Company Growth Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.51%	0.25%	0.36%	1.12%
Class B	0.51%	1.00%	0.36%	1.87%
Class C	0.51%	1.00%	0.36%	1.87%
Class I	0.51%	0.00%	0.36%	0.87%

Wells Fargo Advantage Large Company Growth Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.68%	0.00%	0.63%	1.31%	(0.11%)	1.20%
Class B	0.68%	0.75%	0.64%	2.07%	(0.12%)	1.95%
Class C	0.68%	0.75%	0.64%	2.07%	(0.12%)	1.95%
Administrator Class	0.68%	0.00%	0.46%	1.14%	(0.19%)	0.95%
Institutional Class	0.68%	0.00%	0.18%	0.86%	(0.11%)	0.75%
Investor Class	0.68%	0.00%	0.74%	1.42%	(0.15%)	1.27%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Includes gross expenses allocated from the master porfolio in which the Fund invests.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.64%	0.00%	0.59%	1.23%	(0.11%)	1.12%
Class B	0.64%	0.75%	0.59%	1.98%	(0.11%)	1.87%
Class C	0.64%	0.75%	0.59%	1.98%	(0.11%)	1.87%
Administrator Class	0.64%	0.00%	0.43%	1.07%	(0.12%)	0.95%
Institutional Class	0.64%	0.00%	0.16%	0.80%	(0.05%)	0.75%
Investor Class	0.64%	0.00%	0.66%	1.30%	(0.11%)	1.19%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Evergreen Large Company Growth Fund Only with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	0.65%	0.00%	0.62%	1.27%	(0.15%)	1.12%
Class B	0.65%	0.75%	0.62%	2.02%	(0.15%)	1.87%
Class C	0.65%	0.75%	0.62%	2.02%	(0.15%)	1.87%
Institutional Class	0.65%	0.00%	0.19%	0.84%	(0.09%)	0.75%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Large Company Growth Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$683	$690	$290	$89	$190	$190
3 Years	$911	$888	$588	$278	$588	$588
5 Years	$1,156	$1,211	$1,011	$482	$1,011	$1,011
10 Years	$1,860	$1,995	$2,190	$1,073	$1,995	$2,190

Wells Fargo Advantage Large Company Growth Fund
		Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$690	$698	$298	$97	$77	$129	$198	$198
3 Years	$956	$937	$637	$343	$263	$435	$637	$637
5 Years	$1,242	$1,303	$1,103	$609	$466	$762	$1,103	$1,103
10 Years	$2,054	$2,102	$2,391	$1,369	$1,051	$1,689	$2,102	$2,391

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
		Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class	Class B	Class C
1 Year	$683	$690	$290	$97	$77	$121	$190	$190
3 Years	$911	$888	$588	$303	$240	$378	$588	$588
5 Years	$1,180	$1,235	$1,035	$553	$429	$680	$1,035	$1,035
10 Years	$1,949	$1,993	$2,278	$1,271	$975	$1,537	$1,993	$2,278

Wells Fargo Advantage Premier Large Company Growth Fund (Pro Forma Assuming Merger of Evergreen Large Company Growth Fund Only with Acquiring Fund)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Institutional Class	Class B	Class C
1 Year	$683	$690	$290	$77	$190	$190
3 Years	$911	$888	$588	$240	$588	$588
5 Years	$1,189	$1,244	$1,044	$438	$1,044	$1,044
10 Years	$1,981	$2,025	$2,310	$1,011	$2,025	$2,310

EVERGREEN EMERGING MARKETS GROWTH FUND AND WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND INTO WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II

The following tables allow you to compare the annual operating expenses of the Funds. The pro forma expense table below labeled "Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming the Mergers of both Target Funds with the Acquiring Fund had taken place at the beginning of that period. If the Merger of Evergreen Emerging Markets Growth Fund with the Acquiring Fund is the only Merger approved by shareholders, the pro forma expenses would have been approximately the same. The pro forma expense table below labeled "Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of WFA Emerging Markets Equity Fund Only with Acquiring Fund)" shows you what the net and gross total annual fund operating expenses would have been for the Acquiring Fund for the period covered by the Target Fund's most recent financial statements, assuming only the Merger of Wells Fargo Advantage Emerging Markets Equity Fund with the Acquiring Fund had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Emerging Markets Growth Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	1.23%	0.25%	0.56%	0.02%	2.06%
Class B	1.23%	1.00%	0.56%	0.02%	2.81%
Class C	1.23%	1.00%	0.56%	0.02%	2.81%
Class I	1.23%	0.00%	0.56%	0.02%	1.81%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.

Wells Fargo Advantage Emerging Markets Equity Fund
	Management Fees[1]	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	1.10%	0.00%	1.00%	0.01%	2.11%	(0.20%)	1.91%
Class B	1.10%	0.75%	1.00%	0.01%	2.86%	(0.20%)	2.66%
Class C	1.10%	0.75%	1.00%	0.01%	2.86%	(0.20%)	2.66%
Administrator Class	1.10%	0.00%	0.82%	0.01%	1.93%	(0.32%)	1.61%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	1.10%	0.00%	0.76%	0.02%	1.88%	0.00%	1.88%
Class B	1.10%	0.75%	0.76%	0.02%	2.63%	0.00%	2.63%
Class C	1.10%	0.75%	0.76%	0.02%	2.63%	0.00%	2.63%
Administrator Class	1.10%	0.00%	0.60%	0.02%	1.72%	(0.10%)	1.62%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.87% for Class A, 2.62% for Class B, 2.62% for Class C, and 1.60% for Administrator Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of WFA Emerging Markets Equity Fund Only with Acquiring Fund)
	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)
Class A	1.10%	0.00%	0.83%	0.02%	1.95%	(0.06%)	1.89%
Class B	1.10%	0.75%	0.83%	0.02%	2.70%	(0.06%)	2.64%
Class C	1.10%	0.75%	0.83%	0.02%	2.70%	(0.06%)	2.64%
Administrator Class	1.10%	0.00%	0.67%	0.02%	1.79%	(0.17%)	1.62%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expense.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses (After Waiver) shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Emerging Markets Growth Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$772	$784	$384	$184	$284	$284
3 Years	$1,184	$1,171	$871	$569	$871	$871
5 Years	$1,620	$1,684	$1,484	$980	$1,484	$1,484
10 Years	$2,827	$2,959	$3,138	$2,127	$2,959	$3,138

Wells Fargo Advantage Emerging Markets Equity Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class Administrator	Class B	Class C
1 Year	$758	$769	$369	$164	$269	$269
3 Years	$1,180	$1,167	$867	$575	$867	$867
5 Years	$1,626	$1,691	$1,491	$1,012	$1,491	$1,491
10 Years	$2,861	$2,901	$3,171	$2,228	$2,901	$3,171

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of Both Target Funds with Acquiring Fund)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$755	$766	$366	$165	$266	$266
3 Years	$1,132	$1,117	$817	$511	$817	$817
5 Years	$1,533	$1,595	$1,395	$904	$1,395	$1,395
10 Years	$2,649	$2,697	$2,964	$2,004	$2,697	$2,964

Wells Fargo Advantage Emerging Markets Equity Fund II (Pro Forma Assuming Merger of WFA Emerging Markets Equity Fund Only with Acquiring Fund)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$756	$767	$367	$165	$267	$267
3 Years	$1,135	$1,120	$820	$511	$820	$820
5 Years	$1,550	$1,613	$1,413	$919	$1,413	$1,413
10 Years	$2,704	$2,752	$3,018	$2,061	$2,752	$3,018

Exhibit D

Pro Forma Capitalization

The following table sets forth the capitalizations of Wells Fargo Advantage Specialized Financial Services Fund and Evergreen Equity Income Fund as of July 31, 2009, and the capitalization of Wells Fargo Advantage Classic Value Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.10 for each Class A, Class B and Class C share, respectively, of Wells Fargo Advantage Classic Value Fund issued for each Class A, Class B and Class C share, respectively, of Wells Fargo Advantage Specialized Financial Services Fund. The pro forma data reflects an exchange ratio of approximately 1.00 for each Class A, Class B, Class C, Administrator Class and Class R share, respectively, of Wells Fargo Advantage Classic Value Fund issued for each Class A, Class B, Class C, Class I and Class R share, respectively, of Evergreen Equity Income Fund. Evergreen Equity Income Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Specialized Financial Services Fund	Evergreen Equity Income Fund	Adjustments	Wells Fargo Advantage Classic Value Fund Pro Forma
Total Net Assets
Class A	$81,709,086	$203,472,424	N/A	$285,181,510
Class B	$541,682	$12,185,818	N/A	$12,727,500
Class C	$729,365	$12,354,385	N/A	$13,083,750
Class I	N/A	$384,622,506	($384,622,506)	N/A
Class R	N/A	$18,710	N/A	$18,710
Administrator Class	N/A	N/A	$384,622,506	$384,622,506
Total	$82,980,133	$612,653,843	$0	$695,633,976
Net Asset Value per Share
Class A	$1.50	$15.27	N/A	$15.27
Class B	$1.49	$15.12	N/A	$15.12
Class C	$1.49	$15.08	N/A	$15.08
Class I	N/A	$15.27	N/A	N/A
Class R	N/A	$15.32	N/A	$15.32
Administrator Class	N/A	N/A	N/A	$15.27
Total Shares Outstanding
Class A	54,556,875	13,321,062	(49,207,447)	18,670,490
Class B	362,748	805,764	(326,930)	841,582
Class C	489,851	819,032	(441,496)	867,387
Class I	N/A	25,188,469	(25,188,469)	N/A
Class R	N/A	1,221	N/A	1,221
Administrator Class	N/A	N/A	25,188,469	25,188,469
Total	55,409,474	40,135,548	(49,975,873)	45,569,149

The following table sets forth the capitalizations of Wells Fargo Advantage Equity Income Fund, Wells Fargo Advantage U.S. Value Fund and Evergreen Disciplined Value Fund as of July 31, 2009, and the capitalization of Wells Fargo Advantage Disciplined Value Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.14, 1.15, 1.25, and 1.14 for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage Disciplined Value Fund issued for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage Equity Income Fund. The pro forma data reflects an exchange ratio of approximately 0.93, 0.92, 0.93, 0.92 and 0.95 for each Class A, Class A, Class C, Administrator Class and Investor Class share, respectively, of Wells Fargo Advantage Disciplined Value Fund issued for each Class A, Class B, Class C, Administrator Class and Investor Class share, respectively, of Wells Fargo Advantage U.S. Value Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class A, Class C, and Administrator Class share of Wells Fargo Advantage Disciplined Value Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Disciplined Value Fund. Evergreen Disciplined Value Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Equity Income Fund	Wells Fargo Advantage U.S. Value Fund	Evergreen Disciplined Value Fund	Adjustments	Wells Fargo Advantage Disciplined Value Fund Pro Forma
Total Net Assets
Class A	$80,461,421	$732,226	$40,131,621	$7,443,150	$128,768,418
Class B	$4,220,869	$1,104,723	$2,117,558	($7,443,150)	N/A
Class C	$1,695,872	$759,837	$1,454,864	N/A	$3,910,573
Class I	N/A	N/A	$97,384,654	($97,384,654)	N/A
Administrator Class	$34,727,732	$101,372,969	N/A	$97,384,654	$233,485,355
Investor Class	N/A	$20,995,205	N/A	N/A	$20,995,205
Total	$121,105,894	$124,964,960	$141,088,697	$0	$387,159,551
Net Asset Value per Share
Class A	$11.54	$9.44	$10.10	N/A	$10.10
Class B	$11.55	$9.39	$10.05	N/A	N/A
Class C	$12.57	$9.32	$10.03	N/A	$10.03
Class I	N/A	N/A	$10.07	N/A	N/A
Administrator Class	$11.52	$9.32	N/A	N/A	$10.07
Investor Class	N/A	$9.58	N/A	N/A	$10.10
Total Shares Outstanding
Class A	6,971,563	77,539	3,972,747	1,726,774	12,748,623
Class B	365,408	117,613	210,742	(693,763)	N/A
Class C	134,875	81,501	145,058	28,473	389,907
Class I	N/A	N/A	9,666,375	(9,666,375)	N/A
Administrator Class	3,013,726	10,879,373	N/A	9,282,593	23,175,692
Investor Class	N/A	2,190,654	N/A	(112,268)	2,078,386
Total	10,485,572	13,346,680	13,994,922	565,433	38,392,607

The following table sets forth the capitalizations of Wells Fargo Advantage Large Company Core Fund and Evergreen Golden Large Cap Core Fund as of July 31, 2009, and the capitalization of Wells Fargo Advantage Large Cap Core Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.51, 2.51, 2.52, 2.51, 2.54 and 2.53 for each Class A, Class A, Class C, Investor Class, Administrator Class and Institutioinal Class share, respectively, of Wells Fargo Advantage Large Company Core Fund issued for each Class A, Class B, Class C, Investor Class, Administrator Class and Institutional Class share, respectively, of Wells Fargo Advantage Large Company Core Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class A, Class C and Institutional Class share of Wells Fargo Advantage Large Cap Core Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Golden Large Cap Core Fund. Evergreen Golden Large Cap Core Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Large Company Core Fund	Evergreen Golden Large Cap Core Fund	Adjustments	Wells Fargo Advantage Large Cap Core Fund Pro Forma
Total Net Assets
Class A	$7,057,946	$533,315	$2,023,169	$9,614,430
Class B	$1,641,835	$381,334	($2,023,169)	N/A
Class C	$1,252,306	$1,042,660	N/A	$2,294,966
Class I	N/A	$2,809,214	($2,809,214)	N/A
Administrator Class	$39,647	N/A	N/A	$39,647
Institutional Class	$17,732,039	N/A	$2,809,214	$20,541,253
Investor Class	$198,492,009	N/A	N/A	$198,492,009
Total	$226,215,782	$4,766,523	$0	$230,982,305
Net Asset Value per Share
Class A	$17.49	$6.96	N/A	$6.96
Class B	$17.45	$6.96	N/A	N/A
Class C	$17.45	$6.94	N/A	$6.94
Class I	N/A	$6.97	N/A	N/A
Administrator Class	$17.51	N/A	N/A	$6.97
Institutional Class	$17.69	N/A	N/A	$6.97
Investor Class	$17.59	N/A	N/A	$6.96
Total Shares Outstanding
Class A	403,532	76,601	900,813	1,380,946
Class B	94,079	54,763	(148,842)	N/A
Class C	71,758	150,346	108,817	330,921
Class I	N/A	402,872	(402,872)	N/A
Administrator Class	2,264	N/A	3,422	5,686
Institutional Class	1,002,235	N/A	1,943,595	2,945,830
Investor Class	11,281,698	N/A	17,228,321	28,510,019
Total	12,855,566	684,582	19,633,254	33,173,402

The following table sets forth the capitalizations of Wells Fargo Advantage Large Company Growth Fund and Evergreen Large Company Growth Fund as of September 30, 2009, and the capitalization of Wells Fargo Advantage Premier Large Company Growth Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 6.41, 6.13, 6.15, 6.11, 6.12 and 6.04 for each Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of Wells Fargo Advantage Premier Large Company Growth Fund issued for each Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class share, respectively, of Wells Fargo Advantage Large Company Growth Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class B, Class C and Institutional Class share of Wells Fargo Advantage Premier Large Company Growth Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Large Company Growth Fund. Evergreen Large Company Growth Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Adjustments	Wells Fargo Advantage Premier Large Company Growth Fund Pro Forma
Total Net Assets
Class A	$219,749,819	$268,422,340	N/A	$488,172,159
Class B	$11,757,700	$7,950,705	N/A	$19,708,405
Class C	$5,230,336	$13,717,026	N/A	$18,947,362
Class I	N/A	$11,334,590	($11,334,590)	N/A
Administrator Class	$305,097,289	N/A	N/A	$305,097,289
Institutional Class	$40,976,997	N/A	$11,334,590	$52,311,587
Investor Class	$68,533,684	N/A	N/A	$68,533,684
Total	$651,345,825	$301,424,661	$0	$952,770,486
Net Asset Value per Share
Class A	$46.37	$7.23	N/A	$7.23
Class B	$40.62	$6.62	N/A	$6.62
Class C	$40.72	$6.62	N/A	$6.62
Class I	N/A	$7.24	N/A	N/A
Administrator Class	$44.23	N/A	N/A	$7.24
Institutional Class	$44.30	N/A	N/A	$7.24
Investor Class	$43.70	N/A	N/A	$7.23
Total Shares Outstanding
Class A	4,738,974	37,114,491	25,645,553	67,499,018
Class B	289,457	1,200,628	1,486,070	2,976,155
Class C	128,458	2,072,451	661,778	2,862,687
Class I	N/A	1,564,672	(1,564,672)	N/A
Administrator Class	6,898,473	N/A	35,218,199	42,116,672
Institutional Class	924,939	N/A	6,296,339	7,221,278
Investor Class	1,568,293	N/A	7,907,755	9,476,048
Total	14,548,594	41,952,242	75,651,022	132,151,858

The following table sets forth the capitalizations of Wells Fargo Advantage Emerging Markets Equity Fund and Evergreen Emerging Markets Growth Fund as of October 31, 2009, and the capitalization of Wells Fargo Advantage Emerging Markets Equity Fund II on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 2.01, 2.19, 2.20 and 1.92 for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage Emerging Markets Equity Fund II issued for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage Emerging Markets Equity Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage Emerging Markets Equity Fund II issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Emerging Markets Growth Fund. Evergreen Emerging Markets Growth Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Adjustments	Wells Fargo Advantage Emerging Markets Equity Fund II Pro Forma
Total Net Assets
Class A	$124,861,507	$357,353,905	N/A	$482,215,412
Class B	$3,369,044	$25,498,633	N/A	$28,867,677
Class C	$1,804,650	$121,216,285	N/A	$123,020,935
Class I	N/A	$178,856,061	($178,856,061)	N/A
Administrator Class	$19,171,955	N/A	$178,856,061	$198,028,016
Total	$149,207,156	$682,924,884	$0	$832,132,040
Net Asset Value per Share
Class A	$34.13	$16.99	N/A	$16.99
Class B	$32.62	$14.87	N/A	$14.87
Class C	$32.49	$14.77	N/A	$14.77
Class I	N/A	$17.75	N/A	N/A
Administrator Class	$34.13	N/A	N/A	$17.75
Total Shares Outstanding
Class A	3,658,293	21,029,240	3,689,444	28,376,977
Class B	103,273	1,714,351	123,239	1,940,863
Class C	55,544	8,209,581	66,679	8,331,804
Class I	N/A	10,077,156	(10,077,156)	N/A
Administrator Class	561,799	N/A	10,595,546	11,157,345
Total	4,378,909	41,030,328	4,397,752	49,806,989

Exhibit EAdditional Acquiring Fund Information

Dormant Multi-Manager Disclosure

The Board has a adopted a "multi-manager" arrangement. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Additional Payments to Dealers

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or the ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers.

Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at www.wellsfargoadvantagefunds.com.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

  directly with the Fund. Complete a Wells Fargo Advantage Funds application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

  through a brokerage account with an approved selling agent; or

  through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts.

Administrator Class shares are offered primarily for direct investment by institutions such an pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

  Employee benefit plan programs that have at least $10 million in plan assets;

  Broker-dealer managed account or wrap programs that charge an asset-based fee;

  Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

  Internal Revenue Code Section 529 college savings plan accounts;

  Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM;

  Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

  Institutions who invest a minimum initial amount of $1 million in a Fund; and

  Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by institutions such an pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

  Employee benefit plan programs that have at least $100 million in plan assets;

  Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

  Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

  Internal Revenue Code Section 529 college savings plan accounts;

  Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM;

  Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

  Institutions who invest a minimum initial amount of $5 million in a Fund; and

  Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

How to Buy Shares

This section explains how you can buy shares directly from Wells Fargo Advantage Funds. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

Buying Shares (Administrator Class, Class A, Class C and Investor Class)	Opening an Account	Adding to an Account
By Internet (for Administrator Class, Class A and Class C)	A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.	To buy additional shares or buy shares of a new Fund, visit www.wellsfargo.com/advantagefunds. Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Internet (for Investor Class)	You may open an account online and fund your account with an Electronic Funds Transfer from your bank account, by Federal Wire, or by sending us a check. Initial investments made on line are limited to $25,000. Visit www.wellsfargo.com/advantagefunds.	To buy additional shares or buy shares of a new Fund, visit www.wellsfargo.com/advantagefunds. Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Mail (does not apply to Administrator Class)	Complete and sign your account application. Mail the application with your check made payable to the Fund to Investor Services at: Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266             Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
	Canton, MA 02021-2809	Enclose a voided check (for checking accounts) or a deposit slip (savings accounts). Alternatively, include a note with your name, the Fund name, and your account number. Mail the deposit slip or note with your check made payable to the Fund to the address on the left.
By Telephone	A new account may not be opened by telephone unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.	To buy additional shares or to buy shares of a new Fund call: Investor Services at 1-800-222-8222 or 1-800-368-7550 for the automated phone system.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051	See instructions shown to the left.
By Wire	Complete, sign and mail your account application (refer to the section on buying shares by mail). Provide the following instructions to your financial institution:
State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds (Name of Fund, account Number and any applicable share class)
	Account Name: Provide your name as registered on the Fund account	To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

Buying Shares (Institutional Class)	Opening an Account	Adding to an Account
By Telephone or Internet	A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.	To buy additional shares or buy shares of a new Fund, visit www.wellsfargo.com/advantagefunds. Please call Investor Services at 1-800-222-8222 for more information.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051	See instructions shown to the left.
By Wire	Complete, sign and mail your account application (refer to the section on buying shares by mail). Provide the following instructions to your financial institution:
State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds (Name of Fund, account Number and any applicable share class)
	Account Name: Provide your name as registered on the Fund account	To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

Special Considerations When Investing Through Financial Intermediaries:
If a financial intermediary purchases Administrator Class or Institutional Class shares on your behalf, you should understand the following:

  Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

  Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

  Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

  Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

  U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

  Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interest of a Fund and its shareholders.

  Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

General Notes for Buying Shares (Class A, Class C and Investor Class)

Proper Form. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

U.S. Dollars Only. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

Insufficient Funds. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

No Fund Named. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

Minimum Initial and Subsequent Investment Waivers. We allow a reduced minimum initial investment of $50 ($100 for Investor Class) if you sign up for at least a $50 ($100 for Investor Class) monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares (Administrator Class, Class A, Class B and Class C)	To Sell Some or All of Your Shares
By Internet	Visit our Web site at www.wellsfargo.com/advantagefunds. Redemptions requested online are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Mail (Does not apply to Administrator Class)	Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining balance) to the address below. Make sure all account owners sign the request exactly as their names appear on the account application. A medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").
Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809
By Wire	To arrange for a Federal Funds wire, call 1-800-222-8222. Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close. There is a $10 fee for each request.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051
By Telephone/Electronic Funds Transfer (EFT)	Call an Investor Services representative at 1-800-222-822 or use the automated phone system 1-800-368-7550. Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing. Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail). A check will be mailed to the address on record (if there have been no changes communciated to us within the last 15 days) or transferred to a linked bank account. Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution. Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds. Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds. Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
Through Your Investments Representative	Contact your investment representative

Selling Shares (Institutional Class)	To Sell Some or All of Your Shares
By Telephone/Electronic Funds Transfer (EFT)	To speak with an investor services representative call 1-800-260-5969 or use the automated phone system at 1-800-368-7550.

Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the "Redemption Orders" section below, will occur same day for Wells Fargo Advantage money market funds and next day for all other Wells Fargo Advantage Funds.

Transfers made to a Wells Fargo Bank Account are made available sooner than transfers to an unaffiliated institution.

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
By Wire	To arrange for a Federal Funds wire, call 1-800-222-8222. Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. Redemption proceeds are usually wired to the financial intermediary the following business day.
By Internet	Visit our Web site at www.wellsfargo.com/advantagefunds.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051
Through Your Investment Representative	Contact your investment representative.

Selling Shares (Investor Class)	To Sell Some or All of Your Shares
Minimum Redemption	$100 (or remainder of account balance)
By Internet	Visit our Web site at www.wellsfargo.com/advantagefunds. Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
By Mail	Send a Letter of Instruction providing name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining balance) to the address below. Make sure all account owners sign the request exactly as their names appear on the account application. A medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").
Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809
By Wire	To arrange for a Federal Funds wire, call 1-800-222-8222. Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close. There is a $10 fee for each request.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051
By Telephone/Electronic Funds Transfer (EFT)	Call an Investor Services representative at 1-800-222-822 or use the automated phone system 1-800-368-7550. Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing. Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail). A check will be mailed to the address on record (if there have been no changes communciated to us within the last 15 days) or transferred to a linked bank account. Transfer made to a Wells Fargo Bank account are made available sooner than transfers to an unaddiliated institutiion. Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds. Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds. Note: Telephone transaction such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
Through Your Investments Representative	Contact your investment representative

General Notes For Selling Shares

Proper Form. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

CDSC Fees. Your redemption proceeds are net of any applicable CDSC fees.

Form of Redemption Proceeds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Telephone/Internet Redemptions. For Class A, Class C and Investor Class shares, we will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

Medallion Guarantees. For Class A, Class C and Investor Class shares, Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts), with the following exceptions:

  Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

  Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Effective July 1, 2010, Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Any exchange between two Wells Fargo Advantage Funds must meet the minimum redemption and subsequent purchase amounts.

Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Account Policies

Automatic Plans

For Class A, Class C and Investor Class shares, the following plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur on. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

Automatic Investment Plan - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

Automatic Exchange Plan - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

Systematic Withdrawal Plan - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

  must have a Fund account valued at $10,000 or more;

  must request a minimum redemption of $100; and

  may not simultaneously participate in the Automatic Investment Plan.

Payroll Direct Deposit - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemption as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts

We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on: Individual Retirement Plans, including traditional IRAs and Roth IRAs, Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Exhibit FComposite Performance Information

Because Evergreen Golden Large Cap Core Fund commenced operations on December 17, 2007, limited performance information is available. Also, because Wells Fargo Advantage Large Cap Core Fund has not commenced operations, no performance information is available. Performance information regarding the Golden Large Cap Core composite (the "Composite") is presented below to illustrate past performance of Golden Capital in managing accounts following substantially similar investment objectives and strategies to those followed by the Evergreen Golden Large Cap Core Fund and that will be followed by the Wells Fargo Advantage Large Cap Core Fund. The Composite is comprised of fully discretionary, equity only separate accounts with assets in excess of $1 million and includes cash. All returns were calculated on a total return basis and include the reinvestment of dividends and interest. The Composite returns shown below have been adjusted to reflect the fees and expenses that will be charged to Class A shares of the Wells Fargo Advantage Large Cap Core Fund and does not reflect Class A sales charges; if these sales charges were reflected, the returns would be lower. At December 31, 2009, the Composite represented approximately $545,700,000 in assets. The performance presented in the Composite is separate and distinct from the performance of the Evergreen Golden Large Cap Core Fund.

The separate accounts included in the Composite are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Evergreen Golden Large Cap Core Fund and that will be imposed on the Wells Fargo Advantage Large Cap Core Fund by the Investment Company Act of 1940 and Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Evergreen Golden Large Cap Core Fund and the Wells Fargo Advantage Large Cap Core Fund, if they had been in operation during the periods shown, would likely have differed to some extent from the portfolio of the accounts included in the Composite. If the accounts in the Composite had been subject to these restrictions, the performance of the Composite might have been adversely affected. The performance information for the Composite should not be relied upon as a substitute for the Evergreen Golden Large Cap Core Fund's or Wells Fargo Advantage Large Cap Core Fund's performance information or as an indication of the future performance of the Evergreen Golden Large Cap Core Fund or Wells Fargo Advantage Large Cap Core Fund because, among other things, the cash flow in and out of the Evergreen Golden Large Cap Core Fund, Wells Fargo Advantage Large Cap Core Fund and the accounts comprising the Composite, and the fees and expenses and the portfolio size and positions of the accounts comprising the Composite, Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Cap Core Fund will vary. Past performance of the Composite shown below is no guarantee of similar future performance for the Evergreen Golden Large Cap Core Fund or the Wells Fargo Advantage Large Cap Core Fund.

Calendar Year Total Return for Golden Large Cap Core Composite 1, 2

Highest Quarter:	4th Quarter 2001	+14.12%
Lowest Quarter:	4th Quarter 2008	-19.24%

The table below compares the performance of Evergreen Golden Large Cap Core Fund and the Composite to that of the S&P 500 Index as of December 31, 2009.

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Evergreen Golden Large Cap Core Fund Class A (including maximum sales charge)	12/17/2007	11.76%	N/A	N/A
Evergreen Golden Large Cap Core Fund Class A (excluding maximum sales charge)	12/17/2007	18.65%	N/A	N/A
Composite Class A1,[2]		20.07%	-0.25%	2.81%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	-0.95%
1	The Performance of the Composite has been adjusted for fees and expenses that will be charged to Class A shares of the Wells Fargo Advantage Large Cap Core Fund and does not reflect Class A sales charges; if it did reflect sales charges, the returns would be lower.
2	The Composite performance results from January 1, 2000 through November 30, 2000 were realized while Golden Capital (founded by Messrs. Jeff C. Moser, CFA and Greg W. Golden, CFA, the proposed portfolio managers of the Wells Fargo Advantage Large Cap Core Fund) operated as a division of Smith Asset Management Group, LLC, an SEC registered investment adviser. From December 2000 to the present, composite performance results reflect a composite of portfolios managed by Golden Capital as a separate legal entity.

WELLS FARGO FUNDS TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

(800) 222-8222

PART B

STATEMENT OF ADDITIONAL INFORMATION

____, 2010

Relating to the acquisition of assets of

EVERGREEN DISCIPLINED VALUE FUND

a series of

EVERGREEN EQUITY TRUST

and

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

and

WELLS FARGO ADVANTAGE U.S. VALUE FUND

each a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE DISCIPLINED VALUE FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN EMERGING MARKETS GROWTH FUND

a series of

EVERGREEN INTERNATIONAL TRUST

and

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND II

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN EQUITY INCOME FUND

a series of

EVERGREEN EQUITY TRUST

and

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE CLASSIC VALUE FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN GOLDEN LARGE CAP CORE FUND

a series of

EVERGREEN EQUITY TRUST

and

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE LARGE CAP CORE FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN LARGE COMPANY GROWTH FUND

a series of

EVERGREEN EQUITY TRUST

and

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE PREMIER LARGE COMPANY GROWTH FUND

a series of

WELLS FARGO FUNDS TRUST

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated ___ 2010, for the Special Meeting of Shareholders of the Target Funds listed above to be held on ____, 2010. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

  INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.

The Statement of Additional Information dated December 1, 2009, as supplemented from time to time, for Evergreen Disciplined Value Fund and Evergreen Equity Income Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2009, File No. 811-08413, on Form N-1A, accession no. 0000907244-09-000646.

2.

The Statement of Additional Information dated March 1, 2009, as supplemented from time to time, for Evergreen Emerging Markets Growth Fund, which was filed electronically with the Securities and Exchange Commission on February 27, 2009, File No. 811-08553, on Form N-1A, accession no. 0000907244-09-000135.

3.

The Statement of Additional Information dated December 1, 2009, as supplemented from time to time, for Evergreen Golden Large Cap Core Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2009, File No. 811-08413, on Form N-1A, accession no. 0000907244-09-000646.

4.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Evergreen Large Company Growth Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-08413, on Form N-1A, accession no. 0000907244-10-000139.

5.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Emerging Markets Equity Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-015854.

6.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Equity Income Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-015854.

7.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Index Fund and Wells Fargo Advantage Large Company Growth Fund, , which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-015854.

8.

The Statement of Additional Information dated December 1, 2009, as supplemented from time to time, for Wells Fargo Advantage Large Company Core Fund and Wells Fargo Advantage U.S. Value Fund, which was filed electronically with the Securities and Exchange Commission on November 25, 2009, File No. 811-09253, on Form N-1A, accession no. 0001193125-09-242455.

9.

The Statement of Additional Information dated March 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Specialized Financial Services Fund, which was filed electronically with the Securities and Exchange Commission on _____, File No. 811-09253, on Form N-1A, accession no. _______.

10.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Evergreen Disciplined Value Fund, Evergreen Equity Income Fund and Evergreen Golden Large Cap Core Fund for the fiscal year ended July 31, 2009, filed electronically with the Securities and Exchange Commission on October 2, 2009, File No. 811-08413, accession no. 0001133228-09-000699.

11.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Emerging Markets Growth Fund for the fiscal year ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-08553, accession no. 0001133228-10-000011.

12.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Large Company Growth Fund for the fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 2, 2009, File No. 811-08413, accession no. 0001133228-09-000911.

13.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Equity Income Fund, Wells Fargo Advantage Index Fund and Wells Fargo Advantage Large Company Growth Fund for the fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 7, 2009, File No. 811-09253, accession no. 0000950123-09-068598.

14.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Large Company Core Fund and Wells Fargo Advantage U.S. Value Fund for the fiscal year ended July 31, 2009, filed electronically with the Securities and Exchange Commission on September 30, 2009, File No. 811-09253, accession no. 0000950123-09-047286.

15.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Advantage Specialized Financial Services Fund for the fiscal year ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-09253, accession no. 0000950123-10-000128.

This SAI also contains unaudited Pro Forma Combining Financial Statements with respect to each Merger, as well as additional information regarding each Acquiring Fund.

Additional Information regarding the following series of Wells Fargo Funds Trust (the “Trust”)

Wells Fargo Advantage Classic ValueFund
Wells Fargo Advantage Disciplined ValueFund
Wells Fargo AdvantageEmerging Markets EquityFund II

Wells Fargo Advantage Large Cap Core Fund

Wells Fargo Advantage Premier Large Company Growth Fund

(each a “Fund” and together the “Funds”)

Non-Fundamental Investment Policies

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

(1)

Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2)

Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)

Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

(4)

Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)

Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)

Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus/Proxy Statement. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus/Proxy Statement, a Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

     The Prospectus/Proxy Statement identify and summarize the types of securities and assets in which the Funds may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Funds may invest, each of which is subject to the same kinds of risks as are described in the Prospectus/Proxy Statement. Certain additional risks associated with each type of investment are identified and described below.

DEBT SECURITIES

Asset-Backed Securities

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus/Proxy Statement, asset- backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Prospectus/Proxy Statement, CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Funds may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus/Proxy Statement.

Convertible Securities

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

     Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus/Proxy Statement. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

     The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

     While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher- rated fixed-income securities. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Prospectus/Proxy Statement.

Dollar Roll Transactions

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Insurance Funding Agreements

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

High Yield Securities

High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Inflation-Protected Debt Securities

     The Funds may invest in inflation-protected debt securities, including Treasury Inflation-Protected Securities ("TIPS"). Inflation-protected debt securities are instruments whose principal is indexed to a measure of inflation such as, for example, the Consumer Price Index.

     A Fund's yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.

     Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation- adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Letters of Credit

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations

     A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at date of purchase "Prime-1" by Moody's or "A-1" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

     Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage- backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     Commercial Mortgage-Backed Securities ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     Adjustable Rate Mortgage Securities ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Funds may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgage-related securities.

     Mortgage Participation Certificates ("PCs"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     Other Mortgage-Backed Securities. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     Credit Risk. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     Interest Rate Risk. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Fund's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non- ARMS have greater exposure to interest rate risk than ARMS.

Municipal Bonds

     Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims- paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Fund also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     A Fund invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Fund acquires the municipal security. Subsequent to a Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

     Taxable Municipal Obligations.There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     RAWs. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Preferred Securities

     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". Certain of these securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (e.g., no stated maturity date). The Funds will treat a preferred security as a corporate debt obligation so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.

Stripped Securities

     Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Funds at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.

Supranational Agency Securities

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations

     U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government- sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

     In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC- insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES

Derivative Securities

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     Credit Derivatives.A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts

     In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting aFund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which the Funds may invest.

     Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     Stock Index Futures and Options on Stock Index Futures. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Foreign Currency Futures Contracts. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Future Developments. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

EQUITY SECURITIES

     The following equity securities may be purchased by a Fund to the extent such purchase is consistent with the Fund's investment objective and strategies.

Common and Preferred Stocks

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.

Real Estate/REIT Securities

     Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Prospectus/Proxy Statement.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Foreign Obligations and Securities

     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depositary Receipts (ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.

     The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

     A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes

     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities

     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the securities loaned plus any accrued interest or dividends, with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established under the 1940 Act.

     The following provides additional detail on the requirement described in (i) above. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest at the time when the Fund enters into the transaction. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the market value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest.

     For lending its securities, a Fund will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Fund by the Securities Lending Agent in securities that, at the time of investment, are considered high-quality, U.S. dollar-denominated short-term money market instruments and have been evaluated and approved by the Funds' investment adviser and are permissible investments for a Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Funds' investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles or "SIVs" that, although considered high-quality, short-term money market instruments when originally purchased by the Securities Lending Agent through a joint account, are now in payment default or are otherwise impaired. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Thus, the current net asset value of each Fund reflects the current valuations assigned to defaulted or impaired SIVs that were purchased on behalf of a Fund through the investment of cash collateral for securities loaned. If a Fund elects to discontinue its participation in the securities lending program at a time when the defaulted or impaired SIVs still comprise a portion of the cash collateral pool of investments, the Securities Lending Agent would seek to promptly liquidate the securities in the cash collateral investment pool, including the defaulted or impaired SIVs. In such an event, the ability to dispose of defaulted or impaired SIVs at an acceptable price or at all may be severely limited or not possible, in which case a Fund could be required to receive a distribution of the defaulted or impaired SIVs in kind or realize a loss on the entire portion of the cash collateral pool represented by the defaulted or impaired SIVs. The current valuation assigned to a security in the cash collateral pool by a Fund may differ from any valuation that the Securities Lending Agent may assign to the same security when held on behalf of another client or for its own account. Loans of securities also involve a risk that the borrower may fail to return the securities when due or when called for by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is expected to be presented to a shareholder vote so that securities may be voted by the Fund.

     Each lending Fund pays a portion of the net interest or fees earned from securities lending to a Securities Lending Agent. Wells Fargo Bank currently acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser and has delegated its duties as Securities Lending A gent to an affiliated sub-agent for certain Funds and to an unaffiliated sub-agent for other Funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank under a contract is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. Wells Fargo Bank pays all or a portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The Securities Lending Agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Other Investment Companies

     A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

     Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

Private Placement and Other Restricted Securities

     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

     A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

Warrants

     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     Information Regarding the Trustees of the Acquiring Funds

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Fund’s prospectus entitled “Organization and Management of the Funds.”

General.

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of December 1, 2009, 133 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

Information for Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Age	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During the Past 5 Years	Other Public Company or Investment Company Directorships during the Past 5 Years
INDEPENDENT TRUSTEES
Peter G. Gordon, 67	Trustee, since 1998, Chairman of Board and Governance Committee (Lead Independent Trustee from 2001 until 2005)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	N/A
Isaiah Harris, Jr., 56	Trustee, since 2009, Advisory Board Member, from 2008 to 2009

Retired.  President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.

CIGNA Corporation (insurance); Deluxe Corporation (financial and small business services)
Judith M. Johnson, 60	Trustee, since 2008, Chair of Audit Committee	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008.	N/A
David F. Larcker, 59	Trustee, since 2009, Advisory Board Member, from 2008 to 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

N/A
Olivia S. Mitchell, 57	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania since 1993. Director of the Pension Research Council and the Boettner Center on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center.  Research associate, National Bureau of Economic Research.  Prior thereto, Professor at Cornell University from 1978 to 1993.

N/A
Timothy J. Penny, 57	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

N/A
Donald C. Willeke, 69	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	N/A
OFFICERS
Karla M. Rabusch, 50	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

N/A
C. David Messman, 49	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.	N/A
Debra Ann Early, 45	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

N/A
Kasey Phillips, 38	Treasurer, since 2009

Senior Vice President of Evergreen Investment Management Company, LLC since 2006 and currently the Treasurer of the Evergreen Funds since 2005. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

N/A
David Berardi, 34	Assistant Treasurer, since 2009

Vice President of Evergreen Investment Management Company, LLC since 2008. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC since 2004.

N/A
Jeremy DePalma, 35	Assistant Treasurer, since 2009

Senior Vice President of Evergreen Investment Management Company, LLC since 2008. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration since 2005.

N/A

1 Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for election or be appointed as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.  None of the current Trustees is an “interested person” of the Trust as that term is defined in the 1940 Act.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Peter G. Gordon.    Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex.  In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr.   Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009.  He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005.  He also has been a director of Deluxe Corporation since 2003.  As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees.  Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson.   Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009.  She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008.   Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker.  Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009.  Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University.  He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University.  He has been a professor of accounting for over 30 years.  He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell.   Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006.  Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania.  She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania.  She has been a professor of economics, insurance and risk management for over 30 years.  She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.

Timothy J. Penny.  Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996.  He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995.  He also serves as a member of the board of another non-profit organization.  Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

Donald C. Willeke.  Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996.  Previously, he served on the board of trustees of another registered investment company.  He is an attorney in private practice and has served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis.  The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund’s charter. The Board is currently composed of seven members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, in light of each Fund’s investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board.  The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs.  Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities.  The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Trusts, theBoard, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions.  The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust’s Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary. Since the Funds have not yet commenced operations, there have not yet been any meetings of the Governance Committee with respect to the Funds. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Trustees”). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a “non-interested” Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter. Since the Funds have not yet commenced operations, there have not yet been any meetings of the Audit Committee with respect to the Funds.  Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee.  The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust’s valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team (“Management Valuation Team”) of Funds Management.  The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification.  Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.  Since the Funds have not yet commenced operations, there have not yet been any meetings of the Valuation Committee with respect to the Funds.

Compensation. For the calendar year ended December 31, 2009, each Trustee received an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. Since the Funds have not yet commenced operations, information regarding Trustee compensation from the Funds is not available.

     Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2009, the Trustees, the Advisory Board Members and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000. Since the Funds have not yet commenced operations, beneficial ownership information with respect to the Funds is not available.

Beneficial Equity Ownership in the Fund Complex Calendar Year Ended December 31, 2009

		Independent Trustees
	Peter G.	Isaiah	Judith M.	David F.	Olivia S.	Timothy J.	Donald C.
	Gordon	Harris, Jr.[2]	Johnson	Larcker[2]	Mitchell	Penny	Willeke
Fund
Complex[1]	over $100,000	over $100,000	$0	$0	over $100,000	over $100,000	over $100,000

[1]	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of ___ funds) as of the calendar year end.

[2]	Messrs. Harris and Larcker were elected to the Board as Independent Trustees effective April 17, 2009.

     Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     Affiliated Advisory Programs.Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub- adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have active advisory arrangements at the gateway level.

          Advisory Fees Paid. Since the Funds have not yet commenced operations, information regarding advisory fees paid to Funds Management is not available.

     General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers.

Wells Fargo Advantage Disciplined Value Fund

William E. Zieff	Assets of registered investment companies managed
	Evergreen Enhanced S&P 500 Fund	$782,984
	Evergreen Disciplined Value Fund	$141,488
	Evergreen Global Large Cap Equity Fund	$64,952
	Evergreen Market Index Growth Fund	$526,126
	Evergreen Market Index Value Fund	$444,258
	Evergreen Equity Index Fund	$412,271
	Evergreen Market Index Fund	$255,569
	TOTAL	$2,627,648
	Those subject to performance fee	$782,984
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$1,646,968
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0
	Number of other accounts managed	40
	Assets of other accounts managed	$5,501,282
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

Wells Fargo Advantage Emerging Markets Equity Fund II

Jerry (Yi) Zhang	Assets of registered investment companies managed
	Evergreen Emerging Markets Growth Fund	$347,274
	TOTAL	$347,274
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0

Wells Fargo Advantage Classic Value Fund

Walter T. McCormick, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund	$612,852
	Evergreen Fundamental Large Cap Fund	$674,044
	Evergreen VA Fundamental Large Cap Fund	$107,490
	TOTAL	$1,394,386
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	2
	Assets of other pooled investment vehicles managed	$114,022
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to a performance fee	$0

Gary Mishuris, CFA	Assets of registered investment companies managed
	Evergreen Equity Income Fund	$612,852
	TOTAL	$612,852
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Asets of those subject to performance fee	$0

Wells Fargo Advantage Large Cap Core Fund

Jeff C. Moser, CFA	Assets of registered investment companies managed
	Evergreen Golden Large Cap Core Fund	$4,762
	Golden Large Cap Core Fund	$170,798
	TOTAL	$175,560
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$2,368
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	3,515
	Assets of separate accounts managed	$1,109,100
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

Wells Fargo Advantage Premier Large Company Growth Fund

Aziz Hamzaogullari, CFA	Assets of registered investment companies managed
	Large Company Growth Fund	$303,949
	Omega Fund	$616,247
	Evergreen VA Omega Fund	$79,090
	ING Evergreen Omega Fund	$160,948
	TOTAL	$1,160,234
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$202,900
	Number of those subject to performance fee	0
	Asset of those subject to performance fee	$0
	Number of separate accounts managed	0
	Assets of separate accounts managed	$0
	Number of those subject to performance fee	0
	Asset of those subject to performance fee	$0

     Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

     Wells Capital Management. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     Compensation. The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

     Wells Capital Management Compensation. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     Beneficial Ownership in the Funds.Since the Funds have not yet commenced operations, information regarding beneficial ownership by the Portfolio Managers is not yet available.

Administrator

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets [Needs Class R info]:

	Fund-Level		Class-Level
Share Class	Admin. Fee		Admin. Fee		Total Admin. Fee
		(% of	(% of		(% of
	Average Daily Net	Average Daily	Average Daily	Average Daily	Average Daily
	Assets	Net Assets)	Net Assets)	Net Assets	Net Assets)
Class A	First $5 billion	0.05%	0.18%	First $5 billion	0.23%
and Class C	Next $5 billion	0.04%		Next $5 billion	0.22%
	Over $10 billion	0.03%		Over $10 billion	0.21%
Administrator	First $5 billion	0.05%	0.10%	First $5 billion	0.15%
Class	Next $5 billion	0.04%		Next $5 billion	0.14%
	Over $10 billion	0.03%		Over $10 billion	0.13%
Institutional	First $5 billion	0.05%	0.08%	First $5 billion	0.13%
Class	Next $5 billion	0.04%		Next $5 billion	0.12%
	Over $10 billion	0.03%		Over $10 billion	0.11%
Investor Class	First $5 billion	0.05%	0.23%	First $5 billion	0.28%
	Next $5 billion	0.04%		Next $5 billion	0.27%
	Over $10 billion	0.03%		Over $10 billion	0.26%
Class R

     Administrative Fees Paid. Since the Funds have not yet commenced operations, information regarding administrative fees paid to Funds Management is not available.

Distributor

     Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class C and Class R shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class C and Class R shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the class, and the Class R shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to the class, as compensation for distribution-related services or as reimbursement for distribution-related expenses. The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     Distribution Fees Paid. Since the Funds have not yet commenced operations, information regarding fees paid to the Distributor distribution-related services is not available.

     General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class C, Class R, Administrator Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant

     State Street Bank and Trust Company (“State Street”), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Funds’ global custody manager, determines income and collects interest on each Fund’s investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund’s net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis. Since the Funds have not yet commenced operations, information regarding underwriting commissions is not available.

Code of Ethics

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Stable Income Fund, is as follows:

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions.Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and
  Family members, as defined in the prospectus, of any of the above.

     Waiver of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors.An eligible investor (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;
  Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and
  Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

Related business entities, including;

Corporations and their subsidiaries;

General and limited partners; and

Other business entities under common ownership or control.

Shareholder accounts that share a common tax-id number.

Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

     Compensation to Dealers and Shareholder Servicing Agents.Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2008 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2008, are not reflected:

FINRA member firms

  401(k) Investment Services, Inc.
  ADP Broker-Dealer, Inc.
  A.G. Edwards & Sons, Inc.
  AIG Retirement Services Company
  Ameriprise Financial Services, Inc.
  Charles Schwab & Co., Inc.
  Citigroup Global Markets, Inc.
  CitiStreet Advisors LLC
  DWS Investments Distributors, Inc.
  Fidelity Brokerage Services LLC
  Goldman, Sachs & Co.
  GPC Securities, Inc.
  GWFS Equities, Inc.
  GunnAllen Financial, Inc.
  H.D. Vest Financial Services
  Hewitt Financial Services, LLC
  J. P. Morgan Securities Inc.
  LPL Financial Corp.
  Mellon Financial Markets, LLC
  Merrill Lynch, Pierce, Fenner & Smith, Inc.
  Merriman Curhan Ford & Co. Inc.
  Mid Atlantic Capital Corporation
  Morgan Stanley DW Inc.
  MSCS Financial Services, LLC
  Nationwide Investment Services Corp.
  Pershing LLC
  Prudential Investment Management Services, LLC
  Prudential Retirement Brokerage Services, Inc.
  Raymond James & Associates, Inc.
  RBC Dain Rauscher, Inc.
  Robert W. Baird & Co.
  Ross, Sinclaire & Associates, LLC
  Security Distributors, Inc.
  State Street Global Markets, LLC
  TD Ameritrade Trust Company
  UBS Financial Services, Inc.
  VALIC Financial Advisors, Inc.
  Wachovia Securities, LLC
  Wells Fargo Investments

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.

While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

     In placing orders for portfolio securities of a Fund, a Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

     A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     Brokerage Commissions.Since the Funds have not yet commenced operations, information regarding brokerage commissions is not available.

Securities of Regular Broker-Dealers. Since the Funds have not yet commenced operations, information regarding securities held by the Funds in their regular broker-dealers is not available.

FUND EXPENSES

      From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year, if any. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute, or be deemed to have distributed, a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Each Fund intends to distribute substantially all its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

    If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund has revoked its election to amortize bond premium currently for federal income tax purposes. Losses on the retirement or sale of bonds purchased at a premium will likely result in capital losses for the Short Duration Government Bond Fund. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Foreign Taxes. Amounts realized by a Fund from sources within foreign countries, if any, may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Taxation of Distributions. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income (except for exempt-interest dividends (defined below)) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previously incurred charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified debt income."

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Distributions from the Funds generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends, although some distributions from the Strategic Income Fund may so qualify. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designed as exempt interest dividends (defined below). Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations that the Fund owns may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met but the requirements of clause (ii) are met, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

     Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

     Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to RiskMetrics Group's ("RMG") then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

The Procedures set forth Funds Management's general position on various proposals, such as:

  Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.
  Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.
  Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.
  Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.
  Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub- adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bond and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A.

Complete Holdings. The complete portfolio holdings for each Fund (except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

B.

Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven- day or more delayed basis.

C.	Fund of Funds Structure.

	1.	The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.

2.

A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.

Sub-Advisers. Sub-advisers shall have full daily access to Fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B.

Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.

2.

Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.

Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.

External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub- adviser provides investment advisory services. Funds Management also utilizes the services of RMG and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both RMG and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

	E.	Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

V.

Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

CAPITAL STOCK

     The Funds are series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus/Proxy Statement and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Since the Funds have not yet commenced operations, information regarding record and beneficial ownership is not available.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

APPENDIX

The ratings of Standard & Poor’s (“S&P”), Moody’s Investors Services (“Moody’s”), Fitch Investor Services (“Fitch”), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings.A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - ’AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - ’AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx) - ’A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - ’BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - ’BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - ’B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Long-Term Credit Ratings.A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the“best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a “+” is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Equity income Fund and Wells Fargo Advantage Financial Services Fund to Wells Fargo Advantage Classic Value Fund, in exchange for shares of Wells Fargo Advantage Classic Value Fund. The period presented covers the period from August 1, 2008 through July 31, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Classic Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments - July 31, 2009 (unaudited)

			Evergreen Equity Income Fund		Wells Fargo Advantage Specialized Financial Services Fund		Wells Fargo Advantage Classic Value Fund Pro Forma
			Shares	Value	Shares	Value	Shares	Value
Common Stocks - 98.7%
Consumer Discretionary - 11.1%
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.			502,000	$14,050,980	0	$0	502,000	$14,050,980
Media - 3.5%
Omnicom Group, Inc. Þ			721,966	24,546,844	0	0	721,966	24,546,844
Multiline Retail - 1.5%
Target Corp. Þ			232,392	10,136,939	0	0	232,392	10,136,939
Specialty Retail - 2.0%
Home Depot, Inc.			537,802	13,950,584	0	0	537,802	13,950,584
Textiles, Apparel & Luxury Goods - 2.1%
Timberland Co., Class A *			1,051,915	14,348,121	0	0	1,051,915	14,348,121
Consumer Staples - 10.6%
Beverages - 4.1%
Coca-Cola Co. Þ			160,096	7,979,185	0	0	160,096	7,979,185
Diageo plc			1,296,803	20,319,377	0	0	1,296,803	20,319,377
				28,298,562		0		28,298,562
Food Products - 1.5%
McCormick & Co., Inc.			323,900	10,436,058	0	0	323,900	10,436,058
Household Products - 2.9%
Clorox Co.			97,343	5,938,896	0	0	97,343	5,938,896
Procter & Gamble Co.			259,041	14,379,366	0	0	259,041	14,379,366
				20,318,262		0		20,318,262
Tobacco - 2.1%
Philip Morris International, Inc.			311,669	14,523,775	0	0	311,669	14,523,775
Energy - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Chevron Corp.			220,100	15,290,347	0	0	220,100	15,290,347
ConocoPhillips			352,589	15,411,665	0	0	352,589	15,411,665
Exxon Mobil Corp.			368,686	25,951,808	0	0	368,686	25,951,808
Occidental Petroleum Corp.			180,445	12,872,946	0	0	180,445	12,872,946
				69,526,766		0		69,526,766
Financials - 30.2%
Capital Markets - 9.5%
AllianceBernstein Holding, LP			310,718	6,413,220	75,500	1,558,320	386,218	7,971,540
Bank of New York Mellon Corp.			0	0	112,778	3,083,351	112,778	3,083,351
Charles Schwab Corp.			0	0	132,741	2,372,082	132,741	2,372,082
Federated Investors, Inc., Class B			0	0	68,000	1,763,240	68,000	1,763,240
Goldman Sachs Group, Inc.			0	0	39,400	6,434,020	39,400	6,434,020
Invesco, Ltd.			0	0	87,200	1,722,200	87,200	1,722,200
Legg Mason, Inc. Þ			649,800	18,285,372	0	0	649,800	18,285,372
Morgan Stanley			0	0	80,000	2,279,999	80,000	2,279,999
Northern Trust Corp.			0	0	47,400	2,834,994	47,400	2,834,994
State Street Corp.			341,977	17,201,443	44,500	2,238,350	386,477	19,439,793
				41,900,035		24,286,556		66,186,591
Commercial Banks - 4.3%
BB&T Corp.			0	0	32,000	732,160	32,000	732,160
City National Corp.			0	0	45,800	1,806,352	45,800	1,806,352
Cullen Frost Bankers, Inc.			0	0	28,242	1,356,463	28,242	1,356,463
Independent Bank Corp. (Massachusetts)			0	0	15,000	319,950	15,000	319,950
PNC Financial Services Group			0	0	73,800	2,705,508	73,800	2,705,508
SunTrust Banks, Inc.			0	0	37,700	735,150	37,700	735,150
U.S. Bancorp Þ			483,130	9,860,683	206,800	4,220,788	689,930	14,081,471
Wells Fargo & Co. °			333,504	8,157,508	0	0	333,504	8,157,508
Zions Bancorporation Þ			0	0	26,500	359,870	26,500	359,870
				18,018,191		12,236,241		30,254,432
Consumer Finance - 1.6%
American Express Co.			0	0	110,000	3,116,300	110,000	3,116,300
Capital One Financial Corp.			0	0	79,000	2,425,300	79,000	2,425,300
Visa, Inc., Class A Þ			86,960	5,692,402	0	0	86,960	5,692,402
				5,692,402		5,541,600		11,234,002
Diversified Financial Services - 8.3%
Bank of America Corp.			1,273,497	18,835,021	362,035	5,354,498	1,635,532	24,189,519
Citigroup, Inc. Þ			0	0	258,000	817,860	258,000	817,860
ING Groep NV ADR Þ			0	0	76,000	983,440	76,000	983,440
JPMorgan Chase & Co.			545,485	21,082,995	274,962	10,627,281	820,447	31,710,276
				39,918,016		17,783,079		57,701,095
Insurance - 6.0%
ACE, Ltd.			0	0	41,200	2,021,272	41,200	2,021,272
Fidelity National Title Group, Inc.			0	0	124,000	1,779,400	124,000	1,779,400
Genworth Financial, Inc.			0	0	47,500	327,750	47,500	327,750
Hartford Financial Services Group, Inc. Þ			0	0	94,000	1,550,060	94,000	1,550,060
Manulife Financial Corp.			0	0	49,000	1,191,190	49,000	1,191,190
Max Capital Group, Ltd.			0	0	58,500	1,168,245	58,500	1,168,245
MetLife, Inc.			0	0	60,582	2,056,748	60,582	2,056,748
Prudential Financial, Inc.			469,297	20,775,778	62,000	2,744,740	531,297	23,520,518
RenaissanceRe Holdings, Ltd.			0	0	29,500	1,482,375	29,500	1,482,375
Stewart Information Services Corp. Þ			217,300	2,992,221	0	0	217,300	2,992,221
The Travelers Companies, Inc.			0	0	91,500	3,940,905	91,500	3,940,905
				23,767,999		18,262,685		42,030,684
Real Estate Investment Trusts (REITs) - 0.3%
ProLogis			0	0	51,000	448,290	51,000	448,290
Public Storage, Inc.			0	0	25,400	1,843,278	25,400	1,843,278
				0		2,291,568		2,291,568
Thrifts & Mortgage Finance - 0.2%
People's United Financial, Inc.			0	0	94,000	1,527,500	94,000	1,527,500
Health Care - 15.1%
Biotechnology - 1.8%
Amgen, Inc. *			199,201	12,412,214	0	0	199,201	12,412,214
Health Care Equipment & Supplies - 2.7%
Medtronic, Inc.			528,988	18,736,755	0	0	528,988	18,736,755
Health Care Providers & Services - 3.0%
WellPoint, Inc. *			398,595	20,982,041	0	0	398,595	20,982,041
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Co.			395,526	8,598,735	0	0	395,526	8,598,735
Merck & Co., Inc.			341,719	10,254,987	0	0	341,719	10,254,987
Novartis AG, ADR			427,800	19,516,236	0	0	427,800	19,516,236
Pfizer, Inc. Þ			914,430	14,566,870	0	0	914,430	14,566,870
				52,936,828		0		52,936,828
Industrials - 8.7%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.			85,150	6,365,814	0	0	85,150	6,365,814
Air Freight & Logistics - 2.8%
Expeditors International of Washington, Inc.			229,519	7,787,579	0	0	229,519	7,787,579
FedEx Corp.			169,713	11,513,330	0	0	169,713	11,513,330
				19,300,909		0		19,300,909
Commercial Services & Supplies - 3.0%
Avery Dennison Corp.			316,034	8,447,589	0	0	316,034	8,447,589
Cintas Corp.			481,800	12,131,724	0	0	481,800	12,131,724
				20,579,313		0		20,579,313
Industrial Conglomerates - 2.0%
General Electric Co.			973,217	13,041,108	60,000	804,000	1,033,217	13,845,108
Information Technology - 9.7%
Communications Equipment - 2.0%
Cisco Systems, Inc. *			352,893	7,767,175	0	0	352,893	7,767,175
QUALCOMM, Inc.			132,471	6,121,485	0	0	132,471	6,121,485
				13,888,660		0		13,888,660
Computers & Peripherals - 1.4%
Dell, Inc. *			713,411	9,545,439	0	0	713,411	9,545,439
IT Services - 1.3%
Automatic Data Processing, Inc.			242,100	9,018,225	0	0	242,100	9,018,225
Semiconductors & Semiconductor Equipment - 1.1%
Intel Corp.			399,460	7,689,605	0	0	399,460	7,689,605
Software - 3.9%
Microsoft Corp.			767,425	18,049,836	0	0	767,425	18,049,836
Oracle Corp. *			415,954	9,205,062	0	0	415,954	9,205,062
				27,254,898		0		27,254,898
Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
Sprint Nextel Corp. *			2,080,028	8,320,112	0	0	2,080,028	8,320,112
Utilities - 2.1%
Electric Utilities - 2.1%
Entergy Corp.			107,360	8,624,229	0	0	107,360	8,624,229
Fortum Oyj			261,737	6,062,120	0	0	261,737	6,062,120
				14,686,349		0		14,686,349
Total Common Stock (Cost $726,832,242, $107,236,432 and $834,068,674, respectively)				604,191,804		82,733,229		686,925,033
Private Placement - 0.3%
Financials - 0.3%
Diversified Financial Services - 0.3%
Apollo Management, LP *+ (Cost $13,555,984, $0 and $13,555,984, respectively)			605,421	2,421,684	0	0	605,421	2,421,684
Collateral for Securities Lending - 11.2%
Collateral Invested in Money Market Funds - 10.7%
AIM STIT-Liquid Assets Portfolio, 0.28% (s)			0	0	221,551	221,551	221,551	221,551
BGI Prime Money Market Fund, Premium Shares, 0.15% q			13,834	13,834	0	0	13,834	13,834
BlackRock Liquidity TempFund, Institutional Class, 0.31% q			40,969,452	40,969,452	0	0	40,969,452	40,969,452
BlackRock Liquidity Funds TempFund Portfolio, 0.31% (s)			0	0	221,551	221,551	221,551	221,551
Dreyfus Cash Management Fund Institutional, 0.37% (s)			0	0	221,551	221,551	221,551	221,551
DWS Money Market Series Institutional, 0.38% (s)			0	0	221,551	221,551	221,551	221,551
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø			23,919,821	23,919,821	0	0	23,919,821	23,919,821
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.21% q			8,106,856	8,106,856	0	0	8,106,856	8,106,856
				73,009,963		886,204		73,896,167
Collateral Invested in Other Assets - 0.5%	Rate %	Maturity	Principal	Value	Principal	Value	Principal	Value
ABN AMRO Bank NV (Chicago)	0.37	8/7/2009	$0	$0	$100,869	$100,870	$100,869	$100,870
Allied Irish Banks North America Incorporated ††	0.53	8/4/2009	0	0	10,807	10,807	10,807	10,807
Allied Irish Banks North America Incorporated ††	0.52	8/6/2009	0	0	93,664	93,657	93,664	93,657
Antalis US Funding Corporation ††(p)	0.31	8/7/2009	0	0	36,025	36,023	36,025	36,023
Antalis US Funding Corporation ††(p)	0.30	8/20/2009	0	0	36,025	36,019	36,025	36,019
Arabella Finance LLC ††(p)	0.75	8/7/2009	0	0	5,404	5,403	5,404	5,403
Atlantic Asset Securitization Corporation ††(p)	0.27	8/10/2009	0	0	72,049	72,044	72,049	72,044
Bank of America Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $93,271)	0.24	8/3/2009	0	0	93,269	93,269	93,269	93,269
Bank of Ireland	0.30	8/4/2009	0	0	48,633	48,633	48,633	48,633
Bank of Ireland	0.60	8/7/2009	0	0	32,422	32,422	32,422	32,422
Bank of Montreal (Chicago)	0.28	8/10/2009	0	0	70,248	70,248	70,248	70,248
Barton Capital Corporation ††(p)	0.26	8/5/2009	0	0	28,328	28,327	28,328	28,327
Bryant Bank Funding LLC ††(p)	0.27	8/17/2009	0	0	34,240	34,235	34,240	34,235
CAFCO LLC ††(p)	0.24	8/3/2009	0	0	90,061	90,060	90,061	90,060
Calcasieu Parish LA ±§	0.65	12/1/2027	0	0	7,205	7,205	7,205	7,205
California Statewide Communities Development Authority ±§	0.55	6/1/2028	0	0	9,907	9,907	9,907	9,907
Calyon (New York)	0.70	8/3/2009	0	0	27,018	27,019	27,018	27,019
Cancara Asset Securitization Limited ††(p)	0.35	8/3/2009	0	0	9,006	9,006	9,006	9,006
Cancara Asset Securitization Limited ††(p)	0.29	8/6/2009	0	0	81,055	81,052	81,055	81,052
Cheyne Finance LLC ±††^^(a)+	-	2/25/2008	0	0	75,272	1,242	75,272	1,242
Cheyne Finance LLC ±††^^(a)+	-	5/19/2008	0	0	57,952	956	57,952	956
Colorado Housing & Finance Authority ±§	0.80	10/1/2038	0	0	4,769	4,769	4,769	4,769
Concord Minuteman Capital Company ††(p)	0.55	8/14/2009	0	0	27,018	27,013	27,018	27,013
Cook County IL ±§	0.70	11/1/2030	0	0	14,410	14,410	14,410	14,410
CRC Funding LLC ††(p)	0.26	8/11/2009	0	0	54,037	54,033	54,037	54,033
Credit Agricole SA	0.20	8/3/2009	0	0	46,832	46,832	46,832	46,832
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $111,678)	0.26	8/3/2009	0	0	111,676	111,676	111,676	111,676
Danske Bank A/S Copenhagen	0.20	8/3/2009	0	0	50,434	50,434	50,434	50,434
Den norske Bank ASA ††	0.26	8/12/2009	0	0	72,049	72,043	72,049	72,043
Denver CO City & County School District ±§	1.15	12/15/2037	0	0	32,422	32,422	32,422	32,422
Dexia Delaware LLC	0.25	8/5/2009	0	0	21,615	21,614	21,615	21,614
Dexia Delaware LLC	0.25	8/6/2009	0	0	27,018	27,017	27,018	27,017
E.ON AG ††	0.26	8/17/2009	0	0	13,848	13,846	13,848	13,846
Enterprise Funding LLC ††(p)	0.26	8/10/2009	0	0	45,031	45,028	45,031	45,028
Erasmus Capital Corporation ††(p)	0.32	8/5/2009	0	0	66,645	66,643	66,645	66,643
Fairway Finance Corporation ††(p)	0.26	8/7/2009	0	0	36,048	36,046	36,048	36,046
Fortis Bank NV SA	0.25	8/3/2009	0	0	72,049	72,049	72,049	72,049
GDF Suez ††	0.26	8/4/2009	0	0	44,130	44,129	44,130	44,129
GDF Suez ††	0.26	8/14/2009	0	0	13,509	13,508	13,509	13,508
GDF Suez ††	0.26	8/26/2009	0	0	32,422	32,416	32,422	32,416
Gemini Securitization Incorporated ††(p)	0.27	8/7/2009	0	0	72,049	72,046	72,049	72,046
Goldman Sachs Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $40,482)	0.21	8/3/2009	0	0	40,481	40,481	40,481	40,481
Gotham Funding Corporation ††(p)	0.27	8/4/2009	0	0	36,025	36,024	36,025	36,024
Gotham Funding Corporation ††(p)	0.28	8/7/2009	0	0	27,018	27,017	27,018	27,017
Gryphon Funding Limited (a)+	0.00	8/23/2009	0	0	268,444	82,707	268,444	82,707
Henrico County VA Economic Development Authority ±§	1.00	11/1/2042	0	0	2,972	2,972	2,972	2,972
Houston TX Utility System ±§	0.40	5/15/2034	0	0	27,018	27,018	27,018	27,018
Illinois Educational Facilities Authority Revenue ±§	0.40	7/1/2029	0	0	9,006	9,006	9,006	9,006
Indiana Municipal Power Agency Power Supply System ±§	0.47	1/1/2018	0	0	3,602	3,602	3,602	3,602
Irish Life & Permanent plc ††	0.56	8/3/2009	0	0	27,018	27,018	27,018	27,018
Irish Life & Permanent plc ††	0.60	8/4/2009	0	0	9,006	9,006	9,006	9,006
Irish Life & Permanent plc ††	0.60	8/5/2009	0	0	12,609	12,608	12,609	12,608
JPMorgan Chase Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $147,704)	0.21	8/3/2009	0	0	147,701	147,701	147,701	147,701
Kansas City MO Special Obligation ±§	0.47	4/15/2025	0	0	5,404	5,404	5,404	5,404
Lexington Parker Capital Company LLC ††(p)	0.55	8/3/2009	0	0	21,615	21,614	21,615	21,614
Liberty Street Funding Corporation ††(p)	0.25	8/24/2009	0	0	54,037	54,028	54,037	54,028
Manhattan Asset Funding Company ††(p)	0.32	8/5/2009	0	0	3,602	3,602	3,602	3,602
Massachusetts HEFA ±§	0.32	10/1/2034	0	0	59,891	59,891	59,891	59,891
Matchpoint Master Trust ††(p)	0.25	8/27/2009	0	0	90,061	90,045	90,061	90,045
Mississippi State GO ±§	1.00	11/1/2028	0	0	7,745	7,745	7,745	7,745
Mont Blanc Capital Corporation ††(p)	0.27	8/12/2009	0	0	19,583	19,581	19,583	19,581
Mont Blanc Capital Corporation ††(p)	0.28	8/26/2009	0	0	59,441	59,429	59,441	59,429
Montgomery County TN Public Building ±§	0.35	2/1/2036	0	0	6,845	6,845	6,845	6,845
Natexis Banques Populaires	0.24	8/4/2009	0	0	27,018	27,018	27,018	27,018
Natexis Banques Populaires	0.24	8/5/2009	0	0	14,410	14,409	14,410	14,409
New Jersey State Turnpike Authority ±§	2.00	1/1/2018	0	0	3,602	3,602	3,602	3,602
North Dakota Housing Finance Agency ±§	0.39	1/1/2034	0	0	11,456	11,456	11,456	11,456
Regency Markets #1 LLC ††(p)	0.25	8/7/2009	0	0	3,602	3,602	3,602	3,602
Regency Markets #1 LLC ††(p)	0.27	8/17/2009	0	0	65,878	65,870	65,878	65,870
Rhein-Main Securitization Limited ††(p)	0.55	8/13/2009	0	0	81,055	81,040	81,055	81,040
Romulus Funding Corporation ††(p)	0.57	8/3/2009	0	0	23,416	23,415	23,416	23,415
Romulus Funding Corporation ††(p)	0.70	8/25/2009	0	0	39,627	39,609	39,627	39,609
Royal Bank of Scotland CT	0.29	8/7/2009	0	0	74,751	74,751	74,751	74,751
Salisbury Receivables Company ††(p)	0.27	8/14/2009	0	0	45,031	45,026	45,031	45,026
Scaldis Capital Limited ††(p)	0.43	8/6/2009	0	0	45,031	45,028	45,031	45,028
Scaldis Capital Limited ††(p)	0.33	8/27/2009	0	0	36,025	36,016	36,025	36,016
Straight A Funding LLC ††(p)	0.27	8/3/2009	0	0	45,031	45,030	45,031	45,030
Straight A Funding LLC ††(p)	0.25	8/20/2009	0	0	27,042	27,038	27,042	27,038
Surrey Funding Corporation ††(p)	0.32	8/3/2009	0	0	10,807	10,807	10,807	10,807
Surrey Funding Corporation ††(p)	0.27	8/25/2009	0	0	37,826	37,819	37,826	37,819
Surrey Funding Corporation ††(p)	0.27	8/28/2009	0	0	8,988	8,986	8,988	8,986
Tasman Funding Incorporated ††(p)	0.80	8/5/2009	0	0	90,061	90,053	90,061	90,053
Ticonderoga Master Funding Limited ††(p)	0.27	8/10/2009	0	0	28,820	28,818	28,820	28,818
Ticonderoga Master Funding Limited ††(p)	0.25	8/27/2009	0	0	54,037	54,027	54,037	54,027
Tulip Funding Corporation ††(p)	0.29	8/6/2009	0	0	32,422	32,421	32,422	32,421
Tulsa County OK Industrial Authority Revenue ±§	0.40	7/1/2032	0	0	16,211	16,211	16,211	16,211
UniCredito Italiano (New York)	0.44	8/3/2009	0	0	70,248	70,248	70,248	70,248
Vermont State Student Assistance Corporation ±§	0.43	12/15/2040	0	0	5,404	5,404	5,404	5,404
Versailles CP LLC ††(p)	0.50	8/4/2009	0	0	7,205	7,205	7,205	7,205
Versailles CP LLC ††(p)	0.50	8/5/2009	0	0	18,012	18,011	18,012	18,011
Victoria Finance LLC ±††^^(a)+	0.49	2/15/2008	0	0	112,052	50,423	112,052	50,423
Victoria Finance LLC ±††^^(a)+	0.48	4/3/2008	0	0	69,040	31,068	69,040	31,068
Victoria Finance LLC ±††^^(a)+	0.26	7/28/2008	0	0	97,220	43,749	97,220	43,749
Victoria Finance LLC ±††^^(a)+	0.29	8/7/2008	0	0	56,456	25,405	56,456	25,405
White Pine Finance LLC ±††	0.44	2/22/2008	0	0	147,415	0	147,415	0
Windmill Funding Corporation ††(p)	0.26	8/11/2009	0	0	75,652	75,646	75,652	75,646
Yorktown Capital LLC ††(p)	0.26	8/6/2009	0	0	28,820	28,827	28,820	28,827
				0		3,677,760		3,677,760
Total Collateral for Securities Lending (Cost $73,009,963, $4,826,329 and $77,836,292, respectively)				73,009,963		4,563,964		77,573,927
Short-Term Investments - 0.2%
Mutual Fund Shares - 0.2%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.11% q ø			760,668	760,668	0	0	760,668	760,668
Wells Fargo Advantage Money Market Trust, 0.28% ~‡ (s)			0	0	552,505	552,505	552,505	552,505
Total Short Term Investments (Cost $760,668, $552,505 and $1,313,173, respectively)				760,668		552,505		1,313,173
Total Investment in Securities (Cost $814,158,857, $112,615,266 and $926,774,123, respectively) - 110.4%				680,384,119		87,849,698		768,233,817
Other Assets and Liabilities, Net - (10.4%)				(67,730,276)		(4,869,565)		(72,599,841)
Total Net Assets - 100.0%				$612,653,843		$82,980,133		$695,633,976

Þ	All or a portion of this security is on loan.
*	Non-income producing security
°

Security represents an investment in a non-controlled affiliate. At July 31, 2009, Evergreen Equity Income Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $10,069,382 and earned $356,849 of income for the twelve monts ended July 31, 2009 which is included in income from affiliated securities.

+	Security is deemed illiquid.
(s)	Rate shown is the 1-day annualized yield at period end.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Equity Income Fund and the money market fund.
±	Variable rate investments.
††	Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
^^	This security is currently in default with regards to scheduled interest and/or principal payments.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
§	These securities are subject to a demand feature which reduces the effective maturity.
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

‡	Short-term security of an affiliate of the Wells Fargo Advantage Specialized Financial Services Fund with a cost of $552,505.
(p)	Asset-backed commercial paper.

Summary of Abbreviations
ADR	American Depositary Receipt
GO	General Obligation

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

     Level 1 – quoted prices in active markets for identical securities

     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Evergreen Equity Income Fund
Equity securities
Common stocks	$604,191,804	$2,421,684	$0	$606,613,488
Short-term investments	73,770,631	0	0	73,770,631
	$677,962,435	$2,421,684	$0	$680,384,119
Wells Fargo Advantage Specialized Financial Services Fund
Equity securities
Common stocks	$82,733,229	$0	$0	$82,733,229
Corporate debt securities	0	2,821,214	235,550	3,056,764
Debt securities issued by states in the U.S. and its political subdivisions	0	227,869	0	227,869
Short-term investments	1,438,709	393,127	0	1,831,836
	$84,171,938	$3,442,210	$235,550	$87,849,698

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Wells Fargo Advantage Specialized Financial Services Fund:

Corporate debt securities
Balance as of August 1, 2008	$1,848,574
Realized gain (loss)	(31,625)
Change in unrealized appreciation (depreciation)	(87,941)
Net purchases (sales)	(1,493,458)
Transfers in and/or out of Level 3	0
Balance as of July 31, 2009	$235,550
Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(87,941)

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Classic Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities - July 31, 2009 (unaudited)

	Evergreen Equity Income Fund	Wells Fargo Advantage Specialized Financial Services Fund	Proforma Adjustments		Wells Fargo Advantage Classic Value Fund Pro Forma
Assets
Investments
In securities, at market value (including securities on loan)	$598,455,980	$82,733,229			$681,189,209
Collateral received for securities loaned	49,090,142	4,563,964			53,654,106
In affiliates*	32,837,997	552,505			33,390,502
Total investments at market value (see cost below)	680,384,119	87,849,698			768,233,817
Segregated cash	1,159,167	50,000			1,209,167
Foreign currency, at market value (see cost below)	774,104	0			774,104
Receivable for Fund shares issued	112,292	0			112,292
Receivables for dividends	477,987	66,168			544,155
Receivable for investments sold	5,875,178	296,187			6,171,365
Receivable for securities lending income	2,297	0			2,297
Prepaid expenses and other assets	12,985	0			12,985
Total assets	688,798,129	88,262,053			777,060,182
Liabilities
Payable investments purchased	1,243,796	0			1,243,796
Payable for Fund shares redeemed	410,474	284			410,758
Payable to investment advisor and affiliates	250,316	69,342			319,658
Payable upon receipt of securities loaned	74,169,130	5,138,564			79,307,694
Accrued expenses and other liabilities	70,570	73,730			144,300
Total liabilities	76,144,286	5,281,920			81,426,206
Total net assets	$612,653,843	$82,980,133			$695,633,976
NET ASSETS CONSIST OF
Paid-in capital	$778,292,372	$153,436,224			$931,728,596
Undistributed (overdistributed) net investment income	(55,634)	54,940			(694)
Undistributed net realized losses on investments	(31,861,187)	(45,745,464)			(77,606,651)
Net unrealized depreciation of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	(133,721,708)	(24,765,567)			(158,487,275)
Total net assets	$612,653,843	$82,980,133			$695,633,976
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$203,472,424	$81,709,086			$285,181,510
Shares outstanding – Class A	13,321,062	54,556,875	(49,207,447)	A	18,670,490
Net asset value per share – Class A	$15.27	$1.50			$15.27
Maximum offering price per share – Class A (based on sales charge of 5.75%, 5.75% and 5.75%, respectively)	$16.20	$1.59			$16.20
Net assets – Class B	$12,185,818	$541,682			$12,727,500
Shares outstanding – Class B	805,764	362,748	(326,930)	A	841,582
Net asset value and offering price per share – Class B	$15.12	$1.49			$15.12
Net assets – Class C	$12,354,385	$729,365			$13,083,750
Shares outstanding – Class C	819,032	489,851	(441,496)	A	867,387
Net asset value and offering price per share – Class C	$15.08	$1.49			$15.08
Net assets – Class I	$384,622,506		$(384,622,506)	B
Shares outstanding – Class I	25,188,469		(25,188,469)	A
Net asset value and offering price per share – Class I	$15.27
Net assets – Class R	$18,710				$18,710
Shares outstanding – Class R	1,221				1,221
Net asset value and offering price per share – Class R	$15.32				$15.32
Net assets – Administrator Class			$384,622,506	B	$384,622,506
Shares outstanding – Administrator Class			25,188,469	A	25,188,469
Net asset value and offering price per share – Administrator Class					$15.27
Investments, at cost	$814,158,857	$112,615,266			$926,774,123
Foreign currency, at cost	$721,166	$0			$721,166
Securities on loan, at market value	$71,149,171	$6,136,530			$77,285,701
[1]	Each Fund has an unlimited number of authorized shares.
*	For Evergreen Equity Income Fund, the amount listed for investments in affiliates includes $23,919,821 which represents collateral received for securities loaned.

A -  Reflects the impact of converting shares of the target fund into shares of the surviving fund.

B -  Reflects the merger of Class I of target fund into Administrator Class of the surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Classic Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Operations – For the Twelve Months Ended July 31, 2009 (Unaudited

	Evergreen Equity Income Fund	Wells Fargo Advantage Specialized Financial Services Fund	Proforma Adjustments		Wells Fargo Advantage Classic Value Fund Pro Forma
Investment Income
Dividends (1)	$15,789,637	$3,179,896			$18,969,533
Income from affiliated securities	500,834	12,659			513,493
Securities lending income, net	475,646	43,165			518,811
Total investment income	16,766,117	3,235,720	-		20,001,837
Expenses
Advisory fees	3,974,126	831,440	480,166	C	5,285,732
Administration fees
Fund level	608,872	43,761	(262,529)	A	390,104
Class A		241,497	754,356	B	995,853
Class B		2,111	43,178	B	45,289
Class C		1,447	34,772	B	36,219
Class R			45	B	45
Administrator Class			372,552	B	372,552
Custody fees		17,503	13,854	C	31,357
Shareholder servicing fees
Class A	513,471	213,914	211,871	B	939,256
Class B	39,858	1,885	1,659	B	43,402
Class C	32,324	1,293	1,110	B	34,727
Class R	43		-		43
Administrator Class			931,380	B	931,380
Accounting fees	175,437	26,410	(149,461)	A	52,386
Distribution fees
Class B	119,573	5,655	4,978	B	130,206
Class C	96,972	3,878	3,331	B	104,181
Class R	43				43
Professional fees	55,490	34,423	7,984	D	97,897
Transfer agent fees	1,214,313		(1,214,313)	E	-
Registration fees	103,065	19,437	14,830	D	137,332
Shareholder reports	109,827	42,835	4,670	D	157,332
Trustees' fees	22,166	9,239	3,189	D	34,594
Interest expense	47				47
Other fees and expenses	28,530	6,539	4,105	D	39,174
Total expenses	7,094,157	1,503,267	1,261,727		9,859,151
Less
Expense reductions	(1,258)				(1,258)
Waived fees and/or reimbursed expenses	(291)	(311,865)	(403,446)	F	(715,602)
Net expenses	7,092,608	1,191,402	858,281		9,142,291
Net investment income	9,673,509	2,044,318	(858,281)		10,859,546
Realized and unrealized gain (loss) on investments
Net realized losses from investments	(31,892,284)	(38,066,535)			(69,958,819)
Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	(114,572,022)	(13,605,269)			(128,177,291)
Affiliated securities	(1,937,659)	0			(1,937,659)
Net change in unrealized appreciation (depreciation) of investments	(116,509,681)	(13,605,269)			(130,114,950)
Net realized and unrealized losses on investments	(148,401,965)	(51,671,804)			(200,073,769)
Net decrease in net assets resulting from operations	$(138,728,456)	$(49,627,486)	(858,281)		$(189,214,223)
1 Net of foreign withholding taxes on dividends	$163,678	$0			$163,678
A	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
B	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
C	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
D	Reflects an increase based on the fixed costs of the combined surviving fund.
E	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
F	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Classic Value Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

July 31, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Pro Forma Combining Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Classic Value Fund (“Wells Fargo Classic Value Fund”), Evergreen Equity Income Fund and Wells Fargo Advantage Specialized Financial Services Fund (“Wells Fargo Specialized Financial Services Fund”) (each, a “Fund”) at July 31, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund. Each Reorganization provides for the acquisition of all the assets and all the liabilities of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund by Wells Fargo Classic Value Fund, in a tax-free exchange for shares of Wells Fargo Classic Value Fund at net asset value. As a result of the Reorganization, existing Class A, Class B, Class C, Class I and Class R shareholders of Evergreen Equity Income Fund would become shareholders of Class A, Class B, Class C, Administrator Class and Class R, respectively, of Wells Fargo Classic Value Fund. Existing Class A, Class B and Class C shareholders of Wells Fargo Specialized Financial Services Fund would become shareholders of Class A, Class B and Class C, respectively, of Wells Fargo Classic Value Fund.

Each Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Combining Portfolio of Investments as though the combination had been effective on July 31, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 9 – Pro Forma Operating Expenses.

Following the Reorganization, Evergreen Equity Income Fund will be the accounting and performance survivor. Evergreen Equity Income Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Classic Value Fund. As of July 31, 2009, securities held by Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Classic Value Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	VALUATION OF SECURITIES

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales prices is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price is deemed “stale” and the valuations will be determined in accordance with fair valuation procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

3.	REPURCHASE AGREEMENTS

Repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

4.	FOREIGN CURRENCY TRANSLATION

Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

5.	SECURITIES LENDING

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund’s investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

6.	STRUCTURED INVESTMENT VEHICLES

Wells Fargo Specialized Financial Services Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles (“SIVs”). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV’s underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV’s inability to issue new debt.

As of July 30, 2009, Wells Fargo Specialized Financial Services Fund owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds’ securities lending agent on behalf of the Fund through a joint account with cash collateral received by the Fund pursuant to loans of the Fund’s securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs are now in payment default, have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Portfolio of Investments.

Fund	Defaulted/Impaired SIVs ($Value)	% of Net Assets
Wells Fargo Specialized Financial Services Fund	$152,843	0.18%

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the defaulted or impaired SIVs that were purchased on its behalf through the investment of cash collateral. Declines in the values of defaulted or impaired SIVs generate unrealized losses for a Fund, which are reflected in the Fund’s Statement of Assets and Liabilities, equal to the difference between (i) the value of the investments purchased with cash collateral received for securities loaned and (ii) the amount that would be payable if the Fund were to recall the loans at period end.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs would fluctuate depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Fund’s ratable exposure to the defaulted or impaired SIVs, the adviser to the Wells Fargo Specialized Financial Services Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired SIVs in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.

7.	FEDERAL TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Classic Value Fund would seek to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund had $34,617,933 and $44,317,363, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

8.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Classic Value Fund that would have been issued at July 31, 2009 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value per share of shares of each fund to be acquired as of July 31, 2009, divided by the net asset value per share of the shares of Evergreen Equity Income Fund as of July 31, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at July 31, 2009:

Class of Shares	Shares of Wells Fargo Classic Value Fund Pre-Reorganization (a)	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	0	18,670,490	18,670,490
Class B	0	841,582	841,582
Class C	0	867,387	867,387
Class R	0	1,221	1,221
Administrator Class	0	25,188,469	25,188,469
(a)	Wells Fargo Classic Value Fund did not exist prior to the Reorganization.
9.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve month period ending July 31, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Evergreen Equity Income Fund and Wells Fargo Specialized Financial Services Fund for the twelve months ended July 31, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended July 31, 2009 based on the ratio of that expense item to the total expenses of Evergreen Equity Income Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

10.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Disciplined Value Fund, Wells Fargo Advantage Equity Income Fund and Wells Fargo Advantage U.S. Value Fund to Wells Fargo Advantage Disciplined Value Fund, in exchange for shares of Wells Fargo Advantage Disciplined Value Fund. The period presented covers the period from August 1, 2008 through July 31, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Disciplined Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments – July 31, 2009 (unaudited)

			Evergreen Disciplined Value Fund		Wells Fargo Advantage Equity Income Fund #		Wells Fargo Advantage U.S. Value Fund		Wells Fargo Advantage Disciplined Value Fund Pro Forma
			Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks 97.4%
Consumer Discretionary 7.9%
Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A			3,639	$251,237	0	$0	0	$0	3,639	$251,237
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.			10,569	295,826	0	0	0	0	10,569	295,826
Darden Restaurants Incorporated			21,397	693,049	0	0	0	0	21,397	693,049
McDonald's Corporation			9,639	530,723	25,435	1,400,458	0	0	35,074	1,931,181
Royal Caribbean Cruises, Ltd.			24,482	355,479	0	0	0	0	24,482	355,479
				1,875,077		1,400,458		0		3,275,535
Household Durables 0.4%
Fortune Brands. Inc.			0	0	23,445	927,741	0	0	23,445	927,741
Whirlpool Corp.			11,905	679,656	0	0	0	0	11,905	679,656
				679,656		927,741		0		1,607,397
Media 3.2%
Clear Channel Outdoor Holdings Incorporated *			0	0	0	0	35,000	200,900	35,000	200,900
Comcast Corporation Class A «			73,515	1,092,433	0	0	123,300	1,832,238	196,815	2,924,671
Discovery Communications Incorporated Class A*			0	0	0	0	5,000	112,000	5,000	112,000
Discovery Communications Incorporated Class C* «			0	0	0	0	5,000	122,500	5,000	122,500
DISH Network Corporation, Class A *			32,566	551,994	0	0	0	0	32,566	551,994
Time Warner Incorporated			12,239	404,621	29,609	789,396	25,566	681,590	67,414	1,875,607
Time Warner Cable Incorporated * «			48,760	1,299,941	5,920	195,746	25,083	829,244	79,763	2,324,931
Viacom Incorporated, Class B «			0	0	0	0	65,000	1,505,400	65,000	1,505,400
Walt Disney Company «			28,516	716,322	37,182	934,011	38,000	954,560	103,698	2,604,893
				4,065,311		1,919,153		6,238,432		12,222,896
Multiline Retail 1.5%
Macy's Inc.			46,582	647,956	0	0	0	0	46,582	647,956
Target Corporation			18,465	805,443	69,391	3,026,846	34,000	1,483,080	121,856	5,315,369
				1,453,399		3,026,846		1,483,080		5,963,325
Specialty Retail 1.4%
AutoZone, Inc.			2,296	352,597	0	0	0	0	2,296	352,597
Best Buy Co., Inc.			10,088	376,989	0	0	0	0	10,088	376,989
Foot Locker, Inc.			27,934	309,509	0	0	0	0	27,934	309,509
Home Depot Incorporated			31,102	806,786	41,454	1,075,338	0	0	72,556	1,882,124
Ross Stores, Inc.			9,757	430,186	0	0	0	0	9,757	430,186
Sherwin-Williams Company			7,058	407,599	0	0	0	0	7,058	407,599
Staples Incorporated «			0	0	0	0	70,000	1,471,400	70,000	1,471,400
				2,683,666		1,075,338		1,471,400		5,230,404
Textiles, Apparel & Luxury Goods 0.4%
Nike Incorporated, Class B			9,425	533,832	0	0	0	0	9,425	533,832
VF Corp.			0	0	14,904	964,170	0	0	14,904	964,170
				533,832		964,170		0		1,498,002
Consumer Staples 9.6%
Beverages 2.1%
Coca-Cola Company			0	0	0	0	63,600	3,169,824	63,600	3,169,824
Coca-Cola Enterprises Incorporated			64,898	1,219,434	0	0	15,000	281,850	79,898	1,501,284
Pepsi Bottling Group Incorporated			31,473	1,068,508	0	0	0	0	31,473	1,068,508
PepsiCo, Inc.			0	0	38,641	2,192,903	0	0	38,641	2,192,903
				2,287,942		2,192,903		3,451,674		7,932,519
Food & Staples Retailing 3.0%
ConAgra Foods Incorporated			0	0	0	0	60,000	1,177,800	60,000	1,177,800
Costco Wholesale Corp.			0	0	19,780	979,151	0	0	19,780	979,151
CVS Caremark Corporation			17,001	569,194	56,623	1,895,745	0	0	73,624	2,464,939
Kroger Company			19,180	410,068	0	0	0	0	19,180	410,068
Safeway Incorporated			41,849	792,202	0	0	0	0	41,849	792,202
Sysco Corporation «			0	0	43,933	1,043,852	56,000	1,330,560	99,933	2,374,412
Walgreen Company «			0	0	0	0	90,000	2,794,500	90,000	2,794,500
Wal-Mart Stores Incorporated			14,424	719,469	0	0	0	0	14,424	719,469
				2,490,933		3,918,748		5,302,860		11,712,541
Food Products 2.2%
Archer Daniels Midland Company			41,225	1,241,697	0	0	0	0	41,225	1,241,697
Bunge Limited			14,792	1,034,996	0	0	0	0	14,792	1,034,996
Campbell Soup Company			0	0	0	0	16,700	518,201	16,700	518,201
ConAgra Foods Incorporated			28,432	558,120	0	0	0	0	28,432	558,120
Kraft Foods Incorporated Class A			0	0	0	0	83,000	2,352,220	83,000	2,352,220
McCormick & Co., Inc.			0	0	19,677	634,011	0	0	19,677	634,011
Sara Lee Corp.			34,979	372,177	0	0	0	0	34,979	372,177
Tootsie Roll Industries Incorporated «			0	0	0	0	75,429	1,821,610	75,429	1,821,610
				3,206,990		634,011		4,692,031		8,533,032
Household Products 2.0%
Colgate-Palmolive Co.			0	0	7,400	536,099	0	0	7,400	536,099
Procter & Gamble Company			40,661	2,257,092	29,515	1,638,389	57,000	3,164,070	127,176	7,059,551
				2,257,092		2,174,488		3,164,070		7,595,650
Tobacco 0.3%
Altria Group Incorporated			1	17	0	0	0	0	1	17
Philip Morris International Incorporated			9,241	430,631	17,979	837,842	0	0	27,220	1,268,473
				430,648		837,842		0		1,268,490
Energy 17.2%
Energy Equipment & Services 0.8%
National Oilwell Varco Incorporated *			0	0	0	0	33,000	1,186,020	33,000	1,186,020
Noble Corporation			24,668	835,258	0	0	0	0	24,668	835,258
Rowan Companies, Incorporated			17,435	371,889	0	0	0	0	17,435	371,889
SEACOR Holdings, Incorporated			4,655	369,979	0	0	0	0	4,655	369,979
Tidewater, Incorporated			9,146	411,570	0	0	0	0	9,146	411,570
				1,988,696		0		1,186,020		3,174,716
Oil, Gas & Consumable Fuels 16.4%
Apache Corporation			23,963	2,011,694	3,637	305,342	0	0	27,600	2,317,036
Chesapeake Energy Corporation «			0	0	45,023	965,297	8,000	171,520	53,023	1,136,817
Chevron Corporation			63,796	4,431,908	65,295	4,536,051	55,000	3,820,850	184,091	12,788,809
ConocoPhillips			67,813	2,964,106	79,674	3,482,553	36,500	1,595,415	183,987	8,042,074
Devon Energy Corporation			18,993	1,103,303	0	0	46,600	2,706,994	65,593	3,810,297
Exxon Mobil Corporation			123,056	8,661,912	88,089	6,200,614	89,800	6,321,022	300,945	21,183,548
Halliburton Company			0	0	75,761	1,673,571	13,200	291,588	88,961	1,965,159
Hess Corporation			0	0	0	0	31,300	1,727,760	31,300	1,727,760
Marathon Oil Corporation			43,107	1,390,201	54,271	1,750,242	0	0	97,378	3,140,443
Noble Energy Incorporated			0	0	0	0	45,000	2,750,400	45,000	2,750,400
Occidental Petroleum Corporation			7,238	516,359	0	0	0	0	7,238	516,359
Plains Exploration & Production Company			15,271	437,514	0	0	0	0	15,271	437,514
Sunoco, Inc.			8,998	222,161	0	0	0	0	8,998	222,161
Total SA ADR «			0	0	0	0	45,000	2,504,250	45,000	2,504,250
Valero Energy Corporation			58,236	1,048,248	0	0	0	0	58,236
				22,787,406		18,913,670		21,889,799		63,590,875
Financials 19.7%
Capital Markets 3.5%
Ameriprise Financial Incorporated			21,522	598,312	32,022	890,211	0	0	53,544	1,488,523
Annaly Capital Management Incorporated			0	0	0	0	29,000	488,650	29,000	488,650
Bank of New York Mellon Corporation			29,930	818,286	97,437	2,663,949	0	0	127,367	3,482,235
BlackRock Incorporated			2,088	397,848	0	0	0	0	2,088	397,848
Goldman Sachs Group Incorporated «			19,180	3,132,094	0	0	2,100	342,930	21,280	3,475,024
Legg Mason Incorporated «			0	0	0	0	22,800	641,592	22,800	641,592
Morgan Stanley			32,927	938,419	0	0	0	0	32,927	938,419
State Street Corporation			19897	1,000,819	33,893	1,704,848	0	0	53,790	2,705,667
TD Ameritrade Holding Corporation *			23,345	432,816	0	0	0	0	23,345	432,816
				7,318,594		5,259,008		1,473,172		14,050,774
Commercial Banks 3.9%
Banco Bilbao Vizcaya Argentaria SA ADR «			0	0	0	0	9,163	150,640	9,163	150,640
Bank of Hawaii Corporation			10,978	421,226	0	0	0	0	10,978	421,226
BB&T Corporation «			29,198	668,050	0	0	7,000	160,160	36,198	828,210
Commerce Bancshares Incorporated			0	0	0	0	1,575	57,740	1,575	57,740
KeyCorp			0	0	0	0	11,000	63,580	11,000	63,580
M&T Bank Corporation «			0	0	0	0	1,900	110,808	1,900	110,808
Northern Trust Corporation			0	0	0	0	3,000	179,430	3,000	179,430
PNC Financial Services Group Incorporated			20,214	741,045	0	0	48,700	1,785,342	68,914	2,526,387
Regions Financial Corporation			0	0	0	0	13,000	57,460	13,000	57,460
SunTrust Banks Incorporated			0	0	0	0	10,000	195,000	10,000	195,000
U.S. Bancorp «			47,461	968,679	124,172	2,534,355	166,000	3,388,060	337,633	6,891,094
Wells Fargo & Company ø			161,578	3,952,198	0	0	0	0	161,578	3,952,198
				6,751,198		2,534,355		6,148,220		15,433,773
Consumer Finance 1.0%
American Express Company			17,228	488,069	43,834	1,241,831	0	0	61,062	1,729,900
Capital One Financial Corp.			0	0	23,601	724,569	0	0	23,601	724,569
Discover Financial Services			0	0	0	0	90,000	1,069,200	90,000	1,069,200
People's United Financial Incorporated			0	0	0	0	14,600	237,250	14,600	237,250
				488,069		1,966,400		1,306,450		3,760,919
Diversified Financial Services 5.6%
Bank of America Corporation			209,772	3,102,528	227,385	3,363,038	115,461	1,707,668	552,618	8,173,234
Citigroup Incorporated			89,451	283,560	117,693	373,088	0	0	207,144	656,648
JPMorgan Chase & Company			118,879	4,594,673	141,123	5,454,440	85,000	3,285,250	345,002	13,334,363
				7,980,761		9,190,566		4,992,918		22,164,245
Insurance 5.0%
Aetna Incorporated			0	0	0	0	46,200	1,246,014	46,200	1,246,014
ACE Limited			22,577	1,107,628	0	0	0	0	22,577	1,107,628
AFLAC Incorporated			13,207	500,017	0	0	0	0	13,207	500,017
Allied World Assurance Company Holdings Limited			8,515	370,062	0	0	0	0	8,515	370,062
Allstate Corporation			0	0	0	0	17,800	478,998	17,800	478,998
Arch Capital Group Limited *			7,635	474,821	0	0	0	0	7,635	474,821
Chubb Corporation			16,792	775,455	0	0	15,000	692,700	31,792	1,468,155
Endurance Specialty Holdings, Ltd.			11,216	374,278	0	0	0	0	11,216	374,278
Everest Reinsurance Group Limited «			0	0	0	0	3,400	272,748	3,400	272,748
Marsh & McLennan Companies Incorporated			0	0	0	0	24,400	498,248	24,400	498,248
MetLife, Inc. «			0	0	69,671	2,365,337	0	0	69,671	2,365,337
PartnerRe Limited			11,487	787,893	0	0	0	0	11,487	787,893
Prudential Financial, Inc.			-	-	29,281	1,296,276	0	0	29,281	1,296,276
Reinsurance Group of America Incorporated			17,557	728,615	0	0	0	0	17,557	728,615
The Progressive Corporation «			0	0	0	0	97,000	1,511,260	97,000	1,511,260
Travelers Companies Incorporated			41,774	1,799,206	67,305	2,898,840	23,800	1,025,066	132,879	5,723,112
				6,917,975		6,560,453		5,725,034		19,203,462
Real Estate Investment Trusts (REITs) 0.6%
Hospitality Properties Trust			40,809	644,374	0	0	0	0	40,809	644,374
Host Hotels & Resorts Incorporated			62,349	566,129	0	0	0	0	62,349	566,129
HRPT Properties Trust			125,547	605,136	0	0	0	0	125,547	605,136
Simon Property Group Incorporated			8,630	480,864	0	0	0	0	8,630	480,864
				2,296,503		0		0		2,296,503
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp Incorporated			22,276	313,201	0	0	0	0	22,276	313,201
Health Care 10.4%
Biotechnology 0.4%
Amgen Incorporated *			12,586	784,234	11,198	697,774	0	0	23,784	1,482,008
Health Care Equipment & Supplies 1.0%
Baxter International Incorporated			13,640	768,887	0	0	0	0	13,640	768,887
Becton Dickinson & Co.			-	-	15,895	1,035,581	0	0	15,895	1,035,581
Boston Scientific Corporation *			0	0	0	0	50,000	537,000	50,000	537,000
Covidien Limited			0	0	0	0	6,800	257,108	6,800	257,108
Medtronic, Inc.			0	0	38,356	1,358,602	0	0	38,356	1,358,602
				768,887		2,394,183		794,108		3,957,178
Health Care Providers & Services 1.0%
CIGNA Corporation			21,257	287,607	0	0	7,800	221,520	29,057	509,127
Health Net Incorporated			12,120	398,142	0	0	0	0	12,120	398,142
UnitedHealth Group Incorporated			28,150	789,889	0	0	18,300	513,498	46,450	1,303,387
WellPoint Incorporated *			21,297	1,121,074	0	0	11,500	605,360	32,797	1,726,434
				2,596,712		0		1,340,378		3,937,090
Life Sciences Tools & Services 1.2%
Danaher Corporation «			0	0	0	0	5,000	306,200	5,000	306,200
PerkinElmer Incorporated			0	0	0	0	44,000	775,720	44,000	775,720
Thermo Fisher Scientific Incorporated *			13,934	630,932	0	0	33,000	1,494,240	46,934	2,125,172
Waters Corporation * «			0	0	0	0	25,600	1,286,400	25,600	1,286,400
				630,932		0		3,862,560		4,493,492
Pharmaceuticals 6.8%
Abbott Laboratories			0	0	43,485	1,956,421	0	0	43,485	1,956,421
Bristol-Myers Squibb Company			0	0	65,090	1,415,075	60,000	1,304,400	125,090	2,719,475
Eli Lilly & Company			37,844	1,320,377	0	0	0	0	37,844	1,320,377
Forest Laboratories, Inc.			15,190	392,358	0	0	0	0	15,190	392,358
Johnson & Johnson			36,676	2,233,202	38,742	2,359,027	55,000	3,348,950	130,418	7,941,179
King Pharmaceuticals, Inc.			32,689	296,489	0	0	0	0	32,689	296,489
Merck & Company Incorporated «			51,922	1,558,179	29,040	871,496	18,000	540,180	98,962	2,969,855
Pfizer Incorporated			268,014	4,269,463	123,772	1,971,695	89,000	1,417,770	480,786	7,658,928
Schering-Plough, Inc.			-	-	27,628	732,442	-	-	27,628	732,442
Wyeth			7,461	347,309	0	0	0	0	7,461	347,309
				10,417,377		9,306,156		6,611,300		26,334,833
Industrials 9.7%
Aerospace & Defense 2.2%
General Dynamics Corporation			24,557	1,360,212	0	0	2000	110,780	26,557	1,470,992
Honeywell International, Inc.			-	-	65,047	2,257,140	0	0	65,047	2,257,140
L-3 Communications Holdings Incorporated			13,710	1,035,105	0	0	0	0	13,710	1,035,105
Lockheed Martin Corporation			0	0	0	0	1000	74,760	1,000	74,760
Northrop Grumman Corporation			26,424	1,177,982	0	0	0	0	26,424	1,177,982
United Technologies Corporation			0	0	42,590	2,319,918	1,000	54,470	43,590	2,374,388
				3,573,299		4,577,058		240,010		8,390,367
Air Freight & Logistics 0.6%
FedEx Corporation			0	0	0	0	22,000	1,492,480	22,000	1,492,480
J.B. Hunt Transport Services Incorporated			0	0	0	0	30,000	838,500	30,000	838,500
				0				2,330,980		2,330,980
Commercial Services & Supplies 0.4%
Waste Management Incorporated «			0	0	0	0	49,000	1,377,390	49,000	1,377,390

Construction & Engineering 0.3%
Fluor Corp.			8,917	470,818	0	0	0	0	8,917	470,818
KBR, Inc.			22,889	485,018	0	0	0	0	22,889	485,018
				955,836		0		0		955,836
Electrical Equipment 1.4%
Emerson Electric Co.			0	0	51,620	1,877,958	0	0	51,620	1,877,958
General Cable Corp.			9,860	382,272	0	0	0	0	9,860	382,272
Rockwell Automation Incorporated			0	0	0	0	71,589	2,964,500	71,589	2,964,500
				382,272		1,877,958		2,964,500		5,224,730
Industrial Conglomerates 3.3%
3M Co.			0	0	22,082	1,557,288	0	0	22,082	1,557,288
General Electric Company			261,396	3,502,706	175,638	2,353,551	250,000	3,350,000	687,034	9,206,257
Tyco International Limited			19,327	584,062	0	0	43,000	1,299,460	62,327	1,883,522
				4,086,768		3,910,839		4,649,460		12,647,067
Machinery 0.8%
AGCO Corporation			13,819	434,746	0	0	0	0	13,819	434,746
Kennametal Incorporated			0	0	0	0	63,113	1,345,569	63,113	1,345,569
Parker Hannifin Corporation			7,676	339,893	0	0	0	0	7,676	339,893
Timken Company			26,886	547,937	0	0	0	0	26,886	547,937
Trinity Industries, Inc.			29,422	410,731					29,422	410,731
				1,733,307		0		1,345,569		3,078,876
Professional Services 0.4%
Manpower Incorporated			8,482	406,712	0	0	0	0	8,482	406,712
Monster Worldwide Incorporated * «			0	0	0	0	93,000	1,211,790	93,000	1,211,790
				406,712		0		1,211,790		1,618,502
Road & Rail 0.3%
Norfolk Southern Corporation			15,127	654,243	0	0	0	0	15,127	654,243
Ryder System Incorporated			13,167	462,556	0	0	0	0	13,167	462,556
				1,116,799		0		0		1,116,799
Information Technology 9.5%
Computers & Peripherals 2.4%
Hewlett-Packard Company			9,963	431,398	54,831	2,374,182	0	0	64,794	2,805,580
International Business Machines Corporation			9,742	1,148,874	16,885	1,991,338	0	0	26,627	3,140,212
Lexmark International Incorporated, Class A *			23,451	339,570	0	0	0	0	23,451	339,570
NetApp Incorporated * «			0	0	0	0	86,000	1,931,560	86,000	1,931,560
Seagate Technology Incorporated			29,930	360,357	0	0	0	0	29,930	360,357
Western Digital Corp.			20,419	617,675	0	0	0	0	20,419	617,675
				2,897,874		4,365,520		1,931,560		9,194,954
Electronic Equipment, Instruments & Components 0.8%
Cisco Systems, Inc.			0	0	55,487	1,221,275	0	0	55,487	1,221,275
Flextronics International, Ltd.			46,976	249,912	0	0	0	0	46,976	249,912
Ingram Micro, Inc., Class A			15,275	256,926	0	0	0	0	15,275	256,926
Nokia Corp.			0	0	64,388	858,944	0	0	64,388	858,944
Tech Data Corp.			9,571	334,315	0	0	0	0	9,571	334,315
Vishay Intertechnology, Inc.			42,851	304,671	0	0	0	0	42,851	304,671
				1,145,824		2,080,219		0		3,226,043
Internet Software & Services 1.0%
eBay Incorporated * «			0	0	0	0	37,000	786,250	37,000	786,250
Omnicom Group Incorporated			0	0	0	0	9,000	306,000	9,000	306,000
Total System Services Incorporated «			0	0	0	0	107,000	1,570,760	107,000	1,570,760
Yahoo! Incorporated *			0	0	0	0	70,000	1,002,400	70,000	1,002,400
				0		0		3,665,410		3,665,410
IT Services 0.5%
Computer Sciences Corporation *			20931	1008247	0	0	0	0	20,931	1,008,247
Convergys Corp.			27,334	292,747	0	0	0	0	27,334	292,747
Fiserv, Inc.			8,159	386,818	0	0	0	0	8,159	386,818
Hewitt Associates, Inc., Class A			7,884	235,968	0	0	0	0	7,884	235,968
				1,923,780		0		0		1,923,780
Office Electronics 0.1%
Xerox Corporation			55,862	457,510	0	0	0	0	55,862	457,510
Semiconductors & Semiconductor Equipment 2.9%
Applied Materials Incorporated			0	0	0	0	96,000	1,324,800	96,000	1,324,800
ATMI Incorporated *			0	0	0	0	90,000	1,637,100	90,000	1,637,100
Intel Corporation			33,308	641,179	83,414	1,605,729	165,000	3,176,250	281,722	5,423,158
National Semiconductor Corporation			26,046	392,253	0	0	0	0	26,046	392,253
Texas Instruments Incorporated			0	0	0	0	103,000	2,477,150	103,000	2,477,150
				1,033,432		1,605,729		8,615,300		11,254,461
Software 1.8%
Electronic Arts Incorporated *			0	0	0	0	37,000	794,390	37,000	794,390
Microsoft Corporation			0	0	51,597	1,213,577	106,300	2,500,176	157,897	3,713,753
Oracle Corp.			0	0	51,173	1,132,461	0	0	51,173	1,132,461
Symantec Corporation *			38,981	581,986	59,950	895,062	0	0	98,931	1,477,048
				581,986		3,241,100		3,294,566		7,117,652
Materials 2.6%
Chemicals 2.3%
Air Products & Chemicals, Inc.			0	0	25,034	1,867,570	0	0	25,034	1,867,570
Ashland, Inc.			15,626	517,846	0	0	0	0	15,626	517,846
BASF AG ADR			0	0	0	0	580	29,000	580	29,000
Dow Chemical Company			0	0	0	0	25,000	529,250	25,000	529,250
E.I. DuPont de Nemours & Company			15,150	468,589	51,314	1,587,172	50,631	1,566,017	117,095	3,621,778
Eastman Chemical Company			19,301	958,488	0	0	0	0	19,301	958,488
Lubrizol Corporation			14,215	823,475	0	0	0	0	14,215	823,475
Nalco Holding Co.			30,729	543,596	0	0	0	0	30,729	543,596
				3,311,994		3,454,742		2,124,267		8,891,003
Metals & Mining 0.1%
Freeport-McMoRan Copper & Gold Incorporated			7,266	438,140	0	0	0	0	7,266	438,140
Paper & Forest Products 0.2%
International Paper Co.			22,449	422,265	0	0	0	0	22,449	422,265
MeadWestvaco Corporation			23,869	465,207	0	0	0	0	23,869	465,207
				887,472		0		0		887,472
Telecommunication Services 5.2%
Diversified Telecommunication Services 4.9%
AT&T Inc.			194,186	5,093,499	146,195	3,834,684	106,800	2,801,364	447,181	11,729,547
CenturyTel, Inc.			20,886	655,612	0	0	0	0	20,886	655,612
Qwest Communications International, Inc.			90,526	349,430	0	0	0	0	90,526	349,430
Verizon Communications Incorporated			87,106	2,793,489	91,256	2,926,586	17,800	570,846	196,162	6,290,921
				8,892,030		6,761,270		3,372,210		19,025,510
Wireless Telecommunication Services 0.3%
Sprint Nextel Corporation			246,392	985,568	0	0	0	0	246,392	985,568
Utilities 5.6%
Electric Utilities 3.3%
CMS Energy Corp.			82,793	1,071,341	0	0	0	0	82,793	1,071,341
Edison International			17,537	566,796	0	0	0	0	17,537	566,796
Entergy Corporation «			10,329	829,729	0	0	0	0	10,329	829,729
FirstEnergy Corporation			15,512	639,094	17,163	707,095	0	0	32,675	1,346,189
FPL Group, Inc. «			0	0	56,942	3,226,914	0	0	56,942	3,226,914
Mirant Corp.			39,163	707,284	0	0	0	0	39,163	707,284
NRG Energy, Inc.			19,999	544,173	0	0	0	0	19,999	544,173
Pepco Holdings Incorporated			54,760	787,449	0	0	0	0	54,760	787,449
Progress Energy Incorporated «			0	0	0	0	24,000	946,560	24,000	946,560
Republic Services Incorporated			0	0	0	0	54,500	1,449,700	54,500	1,449,700
The Southern Company			0	0	0	0	38,000	1,193,200	38,000	1,193,200
				5,145,866		3,934,009		3,589,460		12,669,335
Gas Utilities 0.1%
UGI Corp.			15,509	410,058	0	0	0	0	15,509	410,058
Independent Power Producers & Energy Traders 0.1%
AES Corp.			37,026	473,562	0	0	0	0	37,026	473,562
Multi-Utilities 2.0%
CenterPoint Energy Incorporated			71,602	862,804	0	0	0	0	71,602	862,804
Dominion Resources, Inc.			0	0	40,693	1,375,438	0	0	40,693	1,375,438
DTE Energy Company			18,915	651,811	0	0	0	0	18,915	651,811
MDU Resources Group, Inc.			0	0	21,009	422,901	0	0	21,009	422,901
NiSource Incorporated			63,082	813,127	0	0	90,000	1,160,100	153,082	1,973,227
Public Service Enterprise Group Incorporated			26,967	875,079	43,798	1,421,238	0	0	70,765	2,296,317
				3,202,821		3,219,577		1,160,100		7,582,498
Water Utilities 0.1%
Aqua America Incorporated «			0	0	0	0	30,000	541,800	30,000	541,800
Total Common Stocks (cost $155,657,950, $384,117,003, $134,336,660 and $674,111,613, respectively)				138,299,238		114,922,284		123,547,878		376,769,400

Collateral for Securities Lending 6.7%	Yield %
Collateral Invested in Money Market Funds 1.3%
AIM STIT-Liquid Assets Portfolio (s)	0.28		0	0	0	0	1,029,260	1,029,260	1,029,260	1,029,260
BlackRock Liquidity Funds TempFund Portfolio (s)	0.31		0	0	290,415	290,415	1,029,260	1,029,260	1,319,675	1,319,675
Dreyfus Cash Management Fund Institutional (s)	0.37		0	0	290,415	290,415	1,029,260	1,029,260	1,319,675	1,319,675
DWS Money Market Series Institutional (s)	0.38		0	0	0	0	1,029,260	1,029,260	1,029,260	1,319,675
Scudder Investments Money Market Institutional (s)	0.28				0	290,415
Short Term Investment Company Money Market Fund (s)	0.38				0	290,415
				0		1,161,660		4,117,040		4,988,285

Collateral Invested in Other Assets 5.4%	Coupon %	Maturity Date	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
ABN AMRO Bank NV (Chicago)	0.37	8/7/2009	$ 0	0	$ 132,225	132,224	$ 468,606	468,614	$ 600,831	600,838
Allied Irish Banks North America Incorporated ††	0.52	8/6/2009	0	0	122,752	122,769	435,134	435,103	557,886	557,872
Allied Irish Banks North America Incorporated ††	0.53	8/4/2009	0	0	14,165	14,166	50,208	50,206	64,373	64,372
Antalis US Funding Corporation ††(p)	0.30	8/20/2009	0	0	47,209	47,215	167,359	167,333	214,568	214,548
Antalis US Funding Corporation ††(p)	0.31	8/7/2009	0	0	47,209	47,220	167,359	167,351	214,568	214,571
Arabella Finance LLC ††(p)	0.75	8/7/2009	0	0	7,082	7,083	25,104	25,101	32,186	32,184
Atlantic Asset Securitization Corporation ††(p)	0.27	8/10/2009	0	0	94,421	94,437	334,719	334,696	429,140	429,133
Bank of America Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $433,311)	0.24	8/30/2009	0	0	122,259	122,259	433,302	433,302	555,561	555,561
Bank of Ireland	0.30	8/4/2009	0	0	63,749	63,749	225,935	225,935	289,684	289,684
Bank of Ireland	0.60	8/7/2009	0	0	42,499	42,499	150,623	150,623	193,122	193,122
Bank of Montreal (Chicago)	0.28	8/10/2009	0	0	92,082	92,082	326,351	326,351	418,433	418,433
Barton Capital Corporation ††(p)	0.26	8/5/2009	0	0	37,125	37,131	131,603	131,599	168,728	168,730
Bryant Bank Funding LLC ††(p)	0.27	8/17/2009	0	0	44,871	44,876	159,067	159,048	203,938	203,924
CAFCO LLC ††(p)	0.24	8/3/2009	0	0	118,045	118,053	418,398	418,393	536,443	536,446
Calcasieu Parish LA ±§	0.65	12/1/2027	0	0	9,444	9,444	33,472	33,472	42,916	42,916
California Statewide Communities Development Authority ±§	0.55	6/01/2028	0	0	12,986	12,986	46,024	46,024	59,010	59,010
Calyon (New York)	0.70	8/3/2009	0	0	35,424	35,417	125,519	125,522	160,943	160,939
Cancara Asset Securitization Limited ††(p)	0.29	8/6/2009	0	0	106,236	106,245	376,558	376,543	482,794	482,788
Cancara Asset Securitization Limited ††(p)	0.35	8/3/2009	0	0	11,802	11,805	41,840	41,839	53,642	53,644
Cheyne Finance LLC ††±^^(a)(i)	0.00	2/8/2025	0	0	0	470	107,960	1,781	107,960	2,251
Cheyne Finance LLC ††^^(a)(i)	0.00	5/15/2008	0	0	0	610	83,118	1,371	83,118	1,981
Colorado Housing & Finance Authority ±§	0.80	10/1/2038	0	0	6,251	6,251	22,154	22,154	28,405	28,405
Concord Minuteman Capital Company ††(p)	0.55	8/14/2009	0	0	35,400	35,409	125,519	125,495	160,919	160,904
Cook County IL ±§	0.70	11/1/2030	0	0	18,888	18,888	66,944	66,944	85,832	85,832
CRC Funding LLC ††(p)	0.26	8/11/2009	0	0	70,823	70,827	251,039	251,021	321,862	321,848
Credit Agricole SA	0.20	8/3/2009	0	0	61,388	61,388	217,567	217,567	278,955	278,955
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $518,825)	0.26	8/3/2009	0	0	146,388	146,388	518,814	518,814	665,202	665,202
Danske Bank A/S Copenhagen	0.20	8/3/2009	0	0	66,110	66,110	234,303	234,303	300,413	300,413
Den norske Bank ASA ††	0.26	8/12/2009	0	0	94,423	94,436	334,719	334,692	429,142	429,128
Denver CO City & County School District ±§	1.15	12/15/2037	0	0	42,499	42,499	150,623	150,623	193,122	193,122
Dexia Delaware LLC	0.25	8/5/2009	0	0	28,331	28,332	100,416	100,413	128,747	128,745
Dexia Delaware LLC	0.25	8/6/2009	0	0	35,414	35,415	125,519	125,515	160,933	160,930
E.ON AG ††	0.26	8/17/2009	0	0	18,149	18,150	64,333	64,325	82,482	82,475
Enterprise Funding LLC ††(p)	0.26	8/10/2009	0	0	59,015	59,023	209,199	209,186	268,214	268,209
Erasmus Capital Corporation ††(p)	0.32	8/5/2009	0	0	87,345	87,357	309,615	309,604	396,960	396,961
Fairway Finance Corporation ††(p)	0.26	8/7/2009	0	0	47,242	47,250	167,468	167,461	214,710	214,711
Fortis Bank NV SA	0.25	8/3/2009	0	0	94,443	94,443	334,719	334,719	429,162	429,162
GDF Suez ††	0.26	8/4/2009	0	0	57,838	57,845	205,015	205,011	262,853	262,856
GDF Suez ††	0.26	8/14/2009	0	0	17,704	17,706	62,760	62,754	80,464	80,460
GDF Suez ††	0.26	8/26/2009	0	0	42,490	42,492	150,623	150,596	193,113	193,088
Gemini Securitization Incorporated ††(p)	0.27	8/7/2009	0	0	94,421	94,439	334,719	334,704	429,140	429,143
Goldman Sachs Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $188,065)	0.21	8/3/2009	0	0	53,063	53,063	188,062	188,062	241,125	241,125
Gotham Funding Corporation ††(p)	0.27	8/4/2009	0	0	47,212	47,220	167,359	167,356	214,571	214,576
Gotham Funding Corporation ††(p)	0.28	8/7/2009	0	0	35,407	35,414	125,519	125,514	160,926	160,928
Gryphon Funding Limited ±(a)(i)	0.00	8/23/2009	0	0	51,337	40,669	385,019	118,624	436,356	159,293
Henrico County VA Economic Development Authority ±§	1.00	11/1/2042	0	0	3,895	3,895	13,807	13,807	17,702	17,702
Houston TX Utility System ±§	0.40	5/15/2034	0	0	35,416	35,416	125,519	125,519	160,935	160,935
Illinois Educational Facilities Authority Revenues ±§	0.40	7/1/2029	0	0	11,805	11,805	41,840	41,840	53,645	53,645
Indiana Muni Power Agency Power Supply System ±§	0.47	1/1/2018	0	0	4,722	4,722	16,736	16,736	21,458	21,458
Irish Life & Permanent plc ††	0.56	8/3/2009	0	0	35,412	35,415	125,519	125,516	160,931	160,931
Irish Life & Permanent plc ††	0.60	8/4/2009	0	0	11,804	11,804	41,840	41,838	53,644	53,642
Irish Life & Permanent plc ††	0.60	8/5/2009	0	0	16,525	16,526	58,576	58,572	75,101	75,098
JPMorgan Chase Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $686,185)	0.21	8/3/2009	0	0	193,609	193,609	686,173	686,173	879,782	879,782
Kansas City MO Special Obligation ±§	0.47	4/15/2025	0	0	7,083	7,083	25,104	25,104	32,187	32,187
Lexington Parker Capital Company LLC ††(p)	0.55	8/3/2009	0	0	28,321	28,332	100,416	100,413	128,737	128,745
Liberty Street Funding Corporation ††(p)	0.25	8/24/2009	0	0	70,817	70,821	251,039	250,999	321,856	321,820
Manhattan Asset Funding Company ††(p)	0.32	8/5/2009	0	0	4,721	4,722	16,736	16,735	21,457	21,457
Massachusetts HEFA ±§	0.32	10/1/2034	0	0	78,506	78,506	278,235	278,235	356,741	356,741
Matchpoint Master Trust ††(p)	0.25	8/24/2009	0	0	118,029	118,033	418,398	418,323	536,427	536,356
Mississippi State GO ±§	1.00	11/1/2028	0	0	10,152	10,152	35,982	35,982	46,134	46,134
Mont Blanc Capital Corporation ††(p)	0.27	8/12/2009	0	0	25,664	25,667	90,977	90,969	116,641	116,636
Mont Blanc Capital Corporation ††(p)	0.28	8/26/2009	0	0	77,896	77,901	276,143	276,089	354,039	353,990
Montgomery County TN Public Building ±§	0.35	2/1/2036	0	0	8,972	8,972	31,798	31,798	40,770	40,770
Natexis Banques Populaires	0.24	8/4/2009	0	0	35,414	35,415	125,519	125,517	160,933	160,932
Natexis Banques Populaires	0.24	8/5/2009	0	0	18,887	18,888	66,944	66,942	85,831	85,830
New Jersey State Turnpike Authority ±§	2.00	1/1/2018	0	0	4,722	4,722	16,736	16,736	21,458	21,458
North Dakota Housing Finance Agency ±§	0.39	1/1/2034	0	0	15,016	15,016	53,220	53,220	68,236	68,236
Regency Markets #1 LLC ††(p)	0.25	8/7/2009	0	0	4,721	4,721	16,736	16,735	21,457	21,456
Regency Markets #1 LLC ††(p)	0.27	8/17/2009	0	0	86,343	86,344	306,050	306,013	392,393	392,357
Rhein-Main Securitization Limited ††(p)	0.55	8/13/2009	0	0	106,202	106,229	376,558	376,489	482,760	482,718
Romulus Funding Corporation ††(p)	0.57	8/3/2009	0	0	30,690	30,693	108,784	108,780	139,474	139,473
Romulus Funding Corporation ††(p)	0.70	8/25/2009	0	0	51,911	51,919	184,095	184,009	236,006	235,928
Royal Bank of Scotland CT	0.29	8/7/2009	0	0	97,985	97,985	347,271	347,271	445,256	445,256
Salisbury Receivables Company ††(p)	0.27	8/14/2009	0	0	59,013	59,021	209,199	209,179	268,212	268,200
Scaldis Capital Limited ††(p)	0.33	8/27/2009	0	0	47,208	47,210	167,359	167,319	214,567	214,529
Scaldis Capital Limited ††(p)	0.43	8/6/2009	0	0	59,006	59,023	209,199	209,187	268,205	268,210
Straight A Funding LLC ††(p)	0.25	8/20/2009	0	0	35,440	35,442	125,628	125,612	161,068	161,054
Straight A Funding LLC ††(p)	0.27	8/3/2009	0	0	59,015	59,036	209,199	209,196	268,214	268,232
Surrey Funding Corporation ††(p)	0.27	8/5/2009	0	0	49,571	49,574	175,727	175,696	225,298	225,270
Surrey Funding Corporation ††(p)	0.27	8/28/2009	0	0	11,779	11,779	41,756	41,748	53,535	53,527
Surrey Funding Corporation ††(p)	0.32	8/3/2009	0	0	14,162	14,166	50,208	50,207	64,370	64,373
Tasman Funding Incorporated ††(p)	0.80	8/5/2009	0	0	118,031	118,044	418,398	418,361	536,429	536,405
Ticonderoga Master Funding Limited ††(p)	0.25	8/27/2009	0	0	70,817	70,820	251,039	250,994	321,856	321,814
Ticonderoga Master Funding Limited ††(p)	0.27	8/10/2009	0	0	37,768	37,775	133,887	133,878	171,655	171,653
Tulip Funding Corporation ††(p)	0.29	8/6/2009	0	0	42,489	42,498	150,623	150,617	193,112	193,115
Tulsa County OK Industrial Authority Revenue ±§	0.40	7/1/2032	0	0	21,249	21,249	75,312	75,312	96,561	96,561
UniCredito Italiano (New York)	0.44	8/3/2009	0	0	92,082	92,082	326,351	326,351	418,433	418,433
Vermont State Student Assistance Corporation ±§	0.43	12/15/2040	0	0	7,083	7,083	25,104	25,104	32,187	32,187
Versailles CP LLC ††(p)	0.50	8/4/2009	0	0	9,443	9,443	33,472	33,470	42,915	42,913
Versailles CP LLC ††(p)	0.50	8/5/2009	0	0	23,608	23,609	83,680	83,675	107,288	107,284
Victoria Finance LLC ††±^^(a)(i)	0.26	7/28/2009	0	0	47,805	21,512	139,440	62,748	187,245	84,260
Victoria Finance LLC ††±^^(a)(i)	0.29	8/7/2008	0	0	27,760	12,504	80,973	36,438	108,733	48,942
Victoria Finance LLC ††±^^(a)(i)	0.48	4/3/2008	0	0	55,110	24,814	99,022	44,560	154,132	69,374
Victoria Finance LLC ††±^^(a)(i)	0.49	2/15/2008	0	0	33,955	15,276	160,712	72,320	194,667	87,596
White Pine Finance LLC ††±	0.44	2/22/2008	0	0	0	0	0	0	0	0
Windmill Funding Corporation ††(p)	0.26	8/11/2009	0	0	99,146	99,158	351,455	351,421	450,601	450,579
Yorktown Capital LLC ††(p)	0.26	8/6/2009	0	0	37,771	37,776	133,887	133,883	171,658	171,659
				0		4,627,961		16,329,300		20,957,261
Total Collateral for Securities Lending ($0, $18,006,462, $20,446,340 and $38,452,802, respectively)				0		5,789,621		20,446,340		26,235,961
Short-Term Investments 1.4%
U.S. Treasury Obligation 0.1%
U.S. Treasury Bills ß ƒ	0.17		500,000	499,906	0	0	0	0	500,000	499,906

Mutual Fund Shares 1.3%			Shares	Value	Shares	Value	Shares	Value	Shares	Value
Evergreen Institutional Money Market Fund, Class I, 0.22% q ø			2,356,965	2,356,965	0	0	0	0	2,356,965	2,356,965
Wells Fargo Advantage Money Market Trust, 0.28% ~ø			0	0	548,278	548,278	1,985,502	1,985,502	2,533,780	2,533,780
				2,356,965		0		1,985,502		4,890,745
Total Short-Term Investments ($2,856,859, $1,705,217, $1,985,502 and $6,547,578, respectively)				2,856,871		548,278		1,985,502		4,842,373
Total Investments in Securities (cost $158,514,809, $403,828,682, $156,977,374 and $719,320,865, respectively) 105.5%				141,156,109		121,260,183		145,979,720		408,396,012
Other Assets and Liabilities, Net (5.5%)				(67,412)		(154,289)		(21,014,760)		(21,236,461)
Total Net Assets 100.0%				$141,088,697		$121,105,894		$124,964,960		$387,159,551

#	This fund is a Gateway Fund which seeks its investment objective by investing all or substantially all investable assets in one or more separate diversified portfolios.
«	All or a portion of this security is on loan in Wells Fargo Advantage U.S. Value Fund.
*	Non-income producing security
††	Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
p	Asset-backed Commercial Paper
±	Variable rate investments.
§	These securities are subject to a demand feature which reduces the effective maturity.
^^	This security is currently in default with regards to scheduled interest and/or principal payments.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
(i)	Illiquid security.
(s)	Rate shown is the 1-day annualized yield at period end.
ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Investment in affiliate
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. Wells Fargo Advantage U.S. Value Fund does not pay an investment advisory fee for such investments.

At July 31, 2009, Evergreen Disciplined Value Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at July 31, 2009	Unrealized Gain (Loss)
September 2009	12 S&P 500 Index	$2,829,727	$2,953,200	$123,473

The Evergreen Disciplined Value Fund had an average contract amount of $4,056,779 in futures contracts during the period ended July 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

•     Level 1 – quoted prices in active markets for identical investments

•     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing each Fund’s investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Evergreen Disciplined Value Fund
Equity Securities
Common Stocks	$138,299,238	$0	$0	$138,299,238
Debt securities issued by U.S. Treasury and U.S. government agencies	$499,906	$0	$0	$499,906
Short-term investments	$2,356,965	$0	$0	$2,356,965
	$141,156,109	$0	$0	$141,156,109
Wells Fargo Advantage Equity Income Fund
Equity securities
Common Stocks	$114,922,284	$0	$0	$114,922,284
Debt securities issued by states in the U.S. and its political subdivisions	$0	$298,697	$0	$298,697
Corporate debt securities	$0	$3,698,088	$115,855	$3,813,943
Short-term investments	$1,709,938	$515,321	$0	$2,225,259
	$116,632,222	$4,512,106	$115,855	$121,260,183
Wells Fargo Advantage U.S. Value Fund
Equity Securities
Common Stocks	$123,547,878	$0	$0	$123,547,878
Debt securities issued by states in the U.S. and its political subdivisions	$0	$1,058,610	$0	$1,058,610
Corporate debt securities	$0	$13,106,497	$337,842	$13,444,339
Short-term investments	$6,102,542	$1,826,351	$0	$7,928,893
	$129,650,420	$15,991,458	$337,842	$145,979,720

As of July 31, 2009, the inputs used in valuing each Fund’s investments in other financial instruments* were as follows:

Other financial instruments*	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Evergreen Disciplined Value Fund	$123,473	$0	$0	$123,473
*	Other financial instruments include futures.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Wells Fargo Advantage U.S. Value Fund:

Investments in Securities
Balance as of July 31, 2008	$1,350,248
Realized gain (loss)	107,520
Change in unrealized appreciation (depreciation)	(254,838)
Net purchases (sales)	(865,088)
Transfers in and/or out of Level 3	0
Balance as of July 31, 2009	$337,842
Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(267,783)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Wells Fargo Equity Income Fund:

Investments in Securities
Balance as of July 31, 2008	$1,447,022
Realized gain (loss)	(43,648)
Change in unrealized appreciation (depreciation)	(85,437)
Net purchases (sales)	(1,202,082)
Transfers in and/or out of Level 3	0
Balance as of July 31, 2009	$115,855
Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(129,085)

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Disciplined Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – July 31, 2009 (unaudited)

	Evergreen Disciplined Value Fund	Wells Fargo Advantage Equity Income Fund	Wells Fargo Advantage U.S. Value Fund	Proforma Adjustments		Wells Fargo Advantage Disciplined Value Fund Pro Forma
Assets
Investments
In securities, at market value (including securities on loan)	$134,846,946	$0	$123,547,878	121,260,183	E	$379,655,007
Investments in affiliated Master Portfolios	0	121,260,183	0	(121,260,183)	E	-
In collateral received for securities loaned	0	0	20,446,340			20,446,340
Investments in affiliates	6,309,163	0	1,985,502			8,294,665
Total investments at market value (see cost below)	141,156,109	121,260,183	145,979,720			408,396,012
Receivable for Fund shares issued	6,713	321	27,087			34,121
Receivables for dividends and interest	262,111	0	215,805			477,916
Receivable for investments sold	198,415	0	0			198,415
Receivable for daily variation margin on futures contracts	6,593	0	0			6,593
Prepaid expenses and other assets	25,646	0	0			25,646
Total assets	141,655,587	121,260,504	146,222,612			409,138,703
Liabilities
Dividends payable	1,119	0	0			1,119
Payable investments purchased	0	0	327,549			327,549
Payable for Fund shares redeemed	516,866	56,227	51,204			624,297
Payable to investment advisor and affiliates	6,381	4,597	55,606			66,584
Payable upon receipt of securities loaned	0	0	20,766,357			20,766,357
Due to custodian	983	0	0			983
Accrued expenses and other liabilities	41,541	93,786	56,936			192,263
Total liabilities	566,890	154,610	21,257,652			21,979,152
Total net assets	$141,088,697	$121,105,894	$124,964,960			$387,159,551
NET ASSETS CONSIST OF
Paid-in capital	$207,355,965	405,727,889	161,989,298			$775,073,152.00
Undistributed net investment income	76,705	131,246	185,444			393,395
Undistributed net realized loss on investments	(49,108,746)	(2,184,742)	(26,212,128)			(77,505,616)
Net unrealized appreciation (depreciation) of investments	(17,235,227)	(282,398,770)	(10,788,781)			(310,422,778)
Net unrealized depreciation of collateral received for securites loaned	0	(169,729)	(208,873)			(378,602)
Total net assets	$141,088,697	$121,105,894	$124,964,960			$387,159,551
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$40,131,621	$80,461,421	$732,226	$7,443,150	A	$128,768,418
Shares outstanding – Class A	3,972,747	6,971,563	77,539	1,726,774	B	12,748,623
Net asset value per share – Class A	$10.10	$11.54	$9.44			$10.10
Maximum offering price per share – Class A (5.75%, N/A, 5.75% and 5.75%, respectively)	$10.72	$-	$10.02			$10.72
Net assets – Class B	$2,117,558	$4,220,869	$1,104,723	$(7,443,150)	C
Shares outstanding – Class B	210,742	365,408	117,613	(693,763)	B
Net asset value per share – Class B	$10.05	$11.55	$9.39
Net assets – Class C	$1,454,864	$1,695,872	$759,837			$3,910,573
Shares outstanding – Class C	145,058	134,875	81,501	28,473	B	389,907
Net asset value per share – Class C	$10.03	$12.57	$9.32			$10.03
Net assets – Class I	$97,384,564			$(97,384,654)	D
Shares outstanding – Class I	9,666,375			(9,666,375)	B
Net asset value per share – Class I	$10.07
Net assets – Administrator Class		$34,727,732	$101,372,969	$97,384,654	D	$233,485,355
Shares outstanding – Administrator Class		3,013,726	10,879,373	9,282,593	B	23,175,692
Net asset value per share – Administrator Class		$11.52	$9.32			$10.07
Net assets – Investor Class			$20,995,205			$20,995,205
Shares outstanding – Investor Class			2,190,654	(112,268)	B	2,078,386
Net asset value per share – Investor Class			$9.58			$10.10
Investments, at cost	$158,514,809	403,828,682	$156,977,374			$719,320,865
Securities on loan, at market value	$-	25,202,370	$20,811,770			$46,014,140
[1]	Each Fund has an unlimited number of authorized shares.
A -	Reflects the merger of Class A and Class B of target fund into Class A of the surviving fund.
B -	Reflects the impact of converting shares of the target fund into shares of the surviving fund.
C -	Reflects the merger of Class B of target fund into Class A of the surviving fund.
D -	Reflects the merger of Class I of target fund into Administrator Class of the surviving fund.
E -	Reflects an adjustment to reclassify the market value of the target fund's holdings in its Master Portfolio as investments in securities of the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Disciplined Value Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – July 31, 2009 (Unaudited)

	Evergreen Disciplined Value Fund	Wells Fargo Advantage Equity Income Fund	Wells Fargo Advantage U.S. Value Fund	Proforma Adjustments		Wells Fargo Advantage Disciplined Value Fund Pro Forma
Investment Income
Dividends[1]	$5,596,534	$0	$3,581,561	4,489,238	K	$13,667,333
Interest	1,975	0	0			1,975
Income from affiliated securities	252,382	0	55,061			307,443
Dividends allocated from affiliated Master Portfolio	0	4,489,238	0	(4,489,238)	K
Expenses allocated from affiliated Master Portfolio	0	(1,006,370)	0	1,006,370	A
Waivers allocated from affiliated Master Portfolio	0	88,388	0	(88,388)	A
Securities lending income, net	0	0	33,271			33,271
Total investment income	5,850,891	3,571,256	3,669,893	917,982		14,010,022
Expenses
Advisory fees	1,085,757		805,339	436,659	B	2,327,755
Administration fees
Fund Level	175,122	67,643	57,524	(88,675)	C	211,614
Class A		235,838	2,580	125,465	D	363,883
Class B		15,962	3,790	(19,752)	E
Class C		5,051	2,214	3,303	D	10,568
Administrator Class		43,555	91,557	123,782	D	258,894
Institutional Class
Investor Class			79,215	(12,178)	F	67,037
Custody fees			23,010	(14,545)	C	8,465
Shareholder servicing fees
Class A	114,495	210,570	2,303	22,519	D	349,887
Class B	6,655	14,252	3,384	(24,291)	E
Class C	3,729	4,061	1,857	515	D	10,162
Administrator Class		107,781	228,893	310,562	D	647,236
Investor Class			50,845	(59)	F	50,786
Accounting fees	48,064	40,194	45,926	(118,313)	C	15,871
Distribution fees
Class B	19,965	42,758	10,152	(72,875)	E
Class C	11,186	13,526	5,930	(157)	F	30,485
Professional fees	35,877	23,046	43,927	(15,669)	G	87,181
Printing and postage expenses	39,136	15,273	36,655	(22,766)	g	68,298
Registration fees	60,250	18,068	36,319	31,771	H	146,408
Trustees' fees	3,923	8,982	10,578	(13,950)	G	9,533
Transfer agent fees	294,366			(294,366)	I
Interest expense	796					796
Other fees and expenses	9,987	6,732	8,188	(639)	G	24,268
Total expenses	1,909,308	873,292	1,550,186	356,341		4,689,127
Less
Expense reductions	(439)					(439)
Waived fees and/or reimbursed expenses	(233,589)	(355,671)	(359,146)	313,054	J	(635,352)
Net expenses	1,675,280	517,621	1,191,040	669,395		4,053,336
Net investment income (loss)	4,175,611	3,053,635	2,478,853	248,587		9,956,686
Realized and unrealized gain (loss) on investments
Net realized gain (loss) from
Securities, foreign currencies and foreign currency translation	(45,646,068)	0	(20,825,072)	(4,163,622)	L	(70,634,762)
Securities transactions allocated from Master Portfolios	0	(4,163,622)	0	4,163,622	L	-
Investments of collateral received for securities loaned	0	0	107,520			107,520
Futures	(2,510,564)	0	0			(2,510,564)
Net realized gain (loss) from investments	(48,156,632)	(4,163,622)	(20,717,552)			(73,037,806)
Net change in unrealized appreciation (depreciation) of
Securities, foreign currencies and foreign currency translation	(22,770,984)	(44,941,044)	(6,140,876)			(73,852,904)
Investments of collateral received for securities loaned	0	140,700	0			140,700
Futures	94,338	0	(254,838)			(160,500)
Net change in unrealized appreciation (depreciation) of investments	(22,676,646)	(44,800,344)	(6,395,714)			(73,872,704)
Net realized and unrealized gain (loss) on investments	(70,833,278)	(48,963,966)	(27,113,266)			(146,910,510)
Net increase (decrease) in net assets resulting from operations	$(66,657,667)	$(45,910,331)	$(24,634,413)	248,587		$(136,953,824)
[1] Net of foreign withholding taxes on dividends	$1,241	$5,811	$22,170			$29,222
A	Reflects an adjustment for fees allocated from affiliated master portfolios necessary for the combined surviving fund.
B	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
C	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
D	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
E	Reflects the elimination of class level fees which does not exist in the combined surviving fund.
F	Reflects a decrease based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
G	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
H	Reflects an increase based on the expected fixed costs of the combined surviving fund
I	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
J	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.
K	Reflects an adjustment to reclassify income from Master Portfolio into dividend income for the combinined surviving fund.
L	Reflects an adjustment to reclassify gains (losses) from Master Portfolio into gains(losses) from securities for the combined surviving fund

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Disciplined Value Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

July 31, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Pro Forma Combining Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Disciplined Value Fund (“Wells Fargo Disciplined Value Fund”), Evergreen Disciplined Value Fund , Wells Fargo Advantage Equity Income Fund (“Wells Fargo Equity Income Fund”) and Wells Fargo Advantage U.S. Value Fund (“Wells Fargo U.S. Value Fund”) (each, a “Fund”) at July 31, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund. Each Reorganization provides for the acquisition of all the assets and all the liabilities of each of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund by Wells Fargo Disciplined Value Fund, in a tax-free exchange for shares of Wells Fargo Disciplined Value Fund at net asset value. As a result of the Reorganization, existing Class A, Class B, Class C and Class I shareholders of Evergreen Disciplined Value Fund would become shareholders of Class A, Class A, Class C and Administrator Class, respectively, of Wells Fargo Disciplined Value Fund. Existing Class A, Class B, Class C and Administrator Class of Wells Fargo Equity Income Fund would become shareholders of Class A, Class A, Class C and Administrator Class, respectively, of Wells Fargo Disciplined Value Fund. Existing Class A, Class B, Class C, Administrator Class and Investor Class of Wells Fargo U.S. Value Fund would become shareholders of Class A, Class A, Class C, Administrator Class and Investor Class, respectively, of Wells Fargo Disciplined Value Fund.

Each Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Portfolio of Investments as though the combination had been effective on July 31, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 9 – Pro Forma Operating Expenses.

Following the Reorganization, Evergreen Disciplined Value Fund will be the accounting and performance survivor. Evergreen Disciplined Value Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Disciplined Value Fund. As of July 31, 2009, securities held by Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Disciplined Value Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	ORGANIZATION (of Wells Fargo Equity Income Fund)

Wells Fargo Index Fund is a gateway fund that seeks to achieve its investment objective by investing all or substantially all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses.

The investment objective of the Master Portfolio which the Fund invests in is as follows:

Wells Fargo Advantage Equity Income Portfolio	The investment objective of the Portfolio is to seek long-term capital appreciation and dividend income.
3.	VALUATION OF SECURITIES

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales prices is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price is deemed “stale” and the valuations will be determined in accordance with fair valuation procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in the Master Portfolios are valued daily based upon Wells Fargo Equity Income Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

4.	REPURCHASE AGREEMENTS

Repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

5.	FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the “SEC”) for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

6.	SECURITIES LENDING

Wells Fargo U.S. Value Fund may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund’s investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Wells Fargo Bank, N.A., currently acts as the securities lending agent for Wells Fargo U.S. Value Fund, subject to the overall supervision of the Fund’s investment adviser, and has delegated its duties as securities lending agent to an affiliated sub-agent for certain funds and to an unaffiliated sub-agent for other funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank, N.A. under a contract is entitled to receive for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. Wells Fargo Bank, N.A. pays all or part of its portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The securities lending agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the twelve months ended July 31, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. For foreign equity securities, Bank of New York Mellon serves as the securities lending sub-agent and receives for its services 20% of the revenues earned on the securities lending activities that it conducts with respect to foreign equity securities.

7.	STRUCTURED INVESTMENT VEHICLES

The Wells Fargo Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles (“SIVs”). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV’s underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV’s inability to issue new debt.

As of July 31, 2009, the following Funds owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Funds’ securities lending agent on behalf of the Funds through a joint account with cash collateral received by the Funds pursuant to loans of the Funds’ securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs are now in payment default, have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Portfolio of Investments.

Fund	Defaulted/Impaired SIVs ($Value)	% of Net Assets
Wells Fargo U.S. Value Fund	$219,218	0.18%

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the defaulted or impaired SIVs that were purchased on its behalf through the investment of cash collateral. Declines in the values of defaulted or impaired SIVs generate unrealized losses for a Fund, which are reflected in the Fund’s Statement of Assets and Liabilities, equal to the difference between (i) the value of the investments purchased with cash collateral received for securities loaned and (ii) the amount that would be payable if the Fund were to recall the loans at period end.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs would fluctuate depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired SIVs in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.

The Fund may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government securities is remarked to 102% of the loaned securities’ market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given cash collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund’s investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

8.	FEDERAL TAXES

Each of the Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Disciplined Value Fund would seek to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund had $50,115,560, $1,509,521 and$25,440,043, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

9.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Disciplined Value Fund that would have been issued at July 31, 2009 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of each fund to be acquired as of July 31, 2009, divided by the net asset value per share of the shares of Wells Fargo Disciplined Value Fund as of July 31, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at July 31, 2009:

Class of Shares	Shares of Wells Fargo Disciplined Value Fund Pre- Reorganization (a)	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	0	12,748,623	12,748,623
Class C	0	389,907	389,907
Administrator Class	0	23,175,692	23,175,692
Investor Class	0	2,078,386	2,078,386

(a)      Wells Fargo Disciplined Value Fund did not exist prior to the Reorganization.

10.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve month period ending July 31, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Evergreen Disciplined Value Fund, Wells Fargo Equity Income Fund and Wells Fargo U.S. Value Fund for the twelve months ended July 31, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates and any new contract rates applicable to the surviving fund. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended July 31, 2009 based on the ratio of that expense item to the total expenses of Evergreen Disciplined Value Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

11.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of the Evergreen fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including Evergreen Disciplined Value Fund.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Golden Large Cap Core Fund and Wells Fargo Advantage Large Company Core Fund in exchange for shares of Wells Fargo Advantage Large Cap Core Fund. The period presented covers the period from August 1, 2008 through July 31, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Large Cap Core Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Portfolio of Investments

July 31, 2009

			Evergreen Golden Large Cap Core Fund		Wells Fargo Advantage Large Company Core Fund		Wells Fargo Advantage Large Cap Core Fund Pro Forma
			Shares	Value	Shares	Value	Shares	Value

Common Stocks 99.7%
Consumer Discretionary 17.2%
Auto Components 3.4%
Johnson Controls, Inc.			0	$0	301,000	$7,789,880	301,000	$7,789,880
Hotels, Restaurants & Leisure 2.8%
Carnival Corp.			0	0	231,000	6,465,690	231,000	6,465,690
McDonald's Corp.			1,610	88,647	0	0	1,610	88,647
				88,647		6,465,690		6,554,337
Media 7.6%
Comcast Corp. Class A			0	0	175,000	2,448,250	175,000	2,448,250
McGraw-Hill Companies, Inc.			0	0	258,000	8,088,300	258,000	8,088,300
Walt Disney Co.Þ			0	0	280,000	7,033,600	280,000	7,033,600
				0		17,570,150		17,570,150
Specialty Retail 3.4%
Gap, Inc.			5,740	93,677	0	0	5,740	93,677
Home Depot, Inc.			3,460	89,752	0	0	3,460	89,752
Ross Stores, Inc.			2,555	112,650	0	0	2,555	112,650
Staples, Inc.			0	0	356,000	7,483,120	356,000	7,483,120
				296,079		7,483,120		7,779,199
Textiles, Apparel & Luxury Goods 0.0%
Nike, Inc., Class B			1,785	101,102	0	0	1,785	101,102
Consumer Staples 6.4%
Beverages 0.3%
The Coca-Cola Co.Þ			0	0	12,000	598,080	12,000	598,080
Food Products 0.2%
Archer Daniels Midland Co.			3,015	90,812	0	0	3,015	90,812
General Mills, Inc.			1,730	101,914	0	0	1,730	101,914
Kellogg Co.			2,140	101,650	0	0	2,140	101,650
Kraft Foods, Inc., Class A			3,310	93,806	0	0	3,310	93,806
				388,182		0		388,182
Food & Staples Retailing 5.0%
Walgreen Co.			0	0	230,000	7,141,500	230,000	7,141,500
Wal-Mart Stores, Inc.			0	0	90,000	4,489,200	90,000	4,489,200
				0		11,630,700		11,630,700
Household Products 0.9%
Colgate-Palmolive Co.			1,420	102,865	0	0	1,420	102,865
Procter & Gamble Co.			1,785	99,085	32,000	1,776,320	33,785	1,875,405
				201,950		1,776,320		1,978,270
Energy 12.3%
Energy Equipment & Services 0.0%
Noble Corp.			2,145	72,630	0	0	2,145	72,630
Oil, Gas & Consumable Fuels 12.3%
Chevron Corp.			1,240	86,143	92,000	6,391,240	93,240	6,477,383
ConocoPhillips			1,695	74,088	165,000	7,212,150	166,695	7,286,238
Devon Energy Corp.			0	0	138,000	8,016,420	138,000	8,016,420
Exxon Mobil Corp.			1,345	94,675	0	0	1,345	94,675
Occidental Petroleum Corp.			1,430	102,016	0	0	1,430	102,016
Valero Energy Corp.			0	0	360,000	6,480,000	360,000	6,480,000
				356,922		28,099,810		28,456,732
Financials 14.2%
Capital Markets 5.9%
Bank of New York Mellon Corp.			0	0	236,000	6,452,240	236,000	6,452,240
Morgan Stanley			0	0	246,000	7,011,000	246,000	7,011,000
State Street Corp.			2,085	104,876	0	0	2,085	104,876
TD Ameritrade Holding Corp.*			5,215	96,686	0	0	5,215	96,686
				201,562		13,463,240		13,664,802
Consumer Finance 2.1%
American Express Co.			0	0	170,000	4,816,100	170,000	4,816,100
Diversified Consumer Services 6.1%
Bank of America Corp.			0	0	402,479	5,952,664	402,479	5,952,664
JPMorgan Chase & Co.			2,605	100,683	210,124	8,121,293	212,729	8,221,976
				100,683		14,073,957		14,174,640
Insurance 0.1%
ACE, Ltd.			2,270	111,366	0	0	2,270	111,366
AON Corp.			2,650	104,543	0	0	2,650	104,543
				215,909		0		215,909
Health Care 7.8%
Biotechnology 1.0%
Amgen, Inc.*			1,475	91,907	0	0	1,475	91,907
Genzyme Corp.*Þ				0	43,000	2,231,270	43,000	2,231,270
				91,907		2,231,270		2,323,177
Health Care Equipment & Supplies 3.9%
Baxter International, Inc.			1,385	78,073	0	0	1,385	78,073
Becton Dickinson & Co.			1,315	85,672	0	0	1,315	85,672
Covidien plc			2,125	80,346	127,000	4,801,870	129,125	4,882,216
Medtronic, Inc.			0	0	45,000	1,593,900	45,000	1,593,900
St. Jude Medical, Inc.*			2,260	85,225	0	0	2,260	85,225
Zimmer Holdings, Inc.*			0	0	47,000	2,190,200	47,000	2,190,200
				329,316		8,585,970		8,915,286
Pharmaceuticals 2.9%
Bristol-Myers Squibb Co.			4,495	97,721	290,000	6,304,600	294,495	6,402,321
Johnson & Johnson			1,605	97,729	0	0	1,605	97,729
Pfizer, Inc.			5,080	80,924	0	0	5,080	80,924
Watson Pharmaceuticals, Inc.*			3,090	107,316	0	0	3,090	107,316
				383,690		6,304,600		6,688,290
Industrials 7.5%
Aerospace & Defense 0.1%
Lockheed Martin Corp.			1,115	83,358	0	0	1,115	83,358
Precision Castparts Corp.			1,025	81,805	0	0	1,025	81,805
United Technologies Corp.			1,515	82,522	0	0	1,515	82,522
				247,685		0		247,685
Electrical Equipment 0.1%
Cooper Industries, Inc.			2,775	91,436	0	0	2,775	91,436
Emerson Electric Co.			2,230	81,127	0	0	2,230	81,127
				172,563		0		172,563
Industrial Conglomerates 3.4%
Tyco International Limited			0	0	261,000	7,887,420	261,000	7,887,420
Machinery 0.6%
Deere & Co.			0	0	32,000	1,399,680	32,000	1,399,680
Professional Services 3.3%
Monster Worldwide Inc.*Þ			0	0	584,000	7,609,520	584,000	7,609,520
Information Technology 31.8%
Communications Equipment 3.7%
Cisco Systems, Inc.*			4,625	101,796	380,000	8,363,800	384,625	8,465,596
Computers & Peripherals 3.6%
Dell, Inc.*			0	0	613,000	8,201,940	613,000	8,201,940
Hewlett-Packard Co.			2,405	104,136	0	0	2,405	104,136
International Business Machines Corp.			970	114,392	0	0	970	114,392
				218,528		8,201,940		8,420,468
Electronic Equipment, Instruments & Components 4.5%
Agilent Technologies, Inc.*			3,290	76,394	0	0	3,290	76,394
Corning, Inc.*			0	0	295,000	5,015,000	295,000	5,015,000
Tyco Electronics Limited			0	0	247,475	5,313,288	247,475	5,313,288
				76,394		10,328,288		10,404,682
Internet Software & Services 5.5%
eBay, Inc.*Þ			0	0	375,000	7,968,750	375,000	7,968,750
Yahoo!, Inc.*Þ			0	0	325,000	4,654,000	325,000	4,654,000
				0		12,622,750		12,622,750
IT Services 3.0%
Accenture, Ltd., Class A			2,495	87,500	0	0	2,495	87,500
Western Union Co.			0	0	385,800	6,743,784	385,800	6,743,784
				87,500		6,743,784		6,831,284
Semiconductors & Semiconductor Equipment 8.2%
Analog Devices, Inc.Þ			0	0	220,000	6,021,400	220,000	6,021,400
Intel Corp.			5,095	98,079	270,000	5,197,500	275,095	5,295,579
Novellus Systems, Inc.*			0	0	367,000	7,182,190	367,000	7,182,190
Texas Instruments, Inc.			4,225	101,611	0	0	4,225	101,611
				199,690		18,401,090		18,600,780
Software 3.3%
BMC Software, Inc.*			2,515	85,585	0	0	2,515	85,585
CA, Inc.			5,025	106,229	0	0	5,025	106,229
Microsoft Corp.			3,735	87,847	305,000	7,173,600	308,735	7,261,447
Sybase, Inc.*			2,660	95,228	0	0	2,660	95,228
				374,889		7,173,600		7,548,489
Materials 2.5%
Chemicals 0.0%
Praxair, Inc.			1,290	100,852	0	0	1,290	100,852
Containers & Packaging 0.0%
Sealed Air Corp.			4,070	74,847	0	0	4,070	74,847
Metals & Mining 2.5%
Alcoa, Inc.			0	0	500,000	5,880,000	500,000	5,880,000
Telecommunication Services 0.0%
Diversified Telecommunication Services 0.0%
CenturyTel, Inc.			3,192	100,197	0	0	3,192	100,197
Utilities 0.0%
Multi-Utilities 0.0%
Sempra Energy			1,955	102,501	0	0	1,955	102,501
Total Common Stocks (cost $5,143,270, $257,141,073 and $262,284,343, respectively)				4,686,021		225,500,759		230,186,780
Collateral for Securities Lending 11.9%
Collateral Invested in Money Market Funds 2.3%
AIM STIT-Liquid Assets Portfolio, 0.28% (s)			0	0	1,341,214	1,341,214	1,341,214	1,341,214
BlackRock Liquidity Funds TempFund Portfolio, 0.21% (s)			0	0	1,341,214	1,341,214	1,341,214	1,341,214
Dreyfus Cash Management Fund Institutional, 0.37% (s)			0	0	1,341,214	1,341,214	1,341,214	1,341,214
DWS Money Market Series Institutional, 0.38% (s)			0	0	1,341,214	1,341,214	1,341,214	1,341,214
				0		5,364,856		5,364,856

	Rate %	Maturity	Principal		Principal		Principal
Collateral Invested in Other Assets 9.6%
ABN AMRO Bank NV (Chicago)	0.37	8/7/2009	0	0	610,634	610,644	610,634	610,644
Allied Irish Banks North America Incorporated ††	0.52	8/6/2009	0	0	567,017	566,973	567,017	566,973
Allied Irish Banks North America Incorporated ††	0.53	8/4/2009	0	0	65,425	65,422	65,425	65,422
Antalis US Funding Corporation ††(p)	0.30	8/20/2009	0	0	218,084	218,049	218,084	218,049
Antalis US Funding Corporation ††(p)	0.31	8/7/2009	0	0	218,084	218,072	218,084	218,072
Arabella Finance LLC ††(p)	0.75	8/7/2009	0	0	32,713	32,708	32,713	32,708
Atlantic Asset Securitization Corporation ††(p)	0.27	8/10/2009	0	0	436,167	436,138	436,167	436,138
Bank of America Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $564,640)	0.24	8/3/2009	0	0	564,629	564,629	564,629	564,629
Bank of Ireland	0.30	8/4/2009	0	0	294,413	294,413	294,413	294,413
Bank of Ireland	0.60	8/7/2009	0	0	196,275	196,275	196,275	196,275
Bank of Montreal (Chicago)	0.28	8/10/2009	0	0	425,263	425,263	425,263	425,263
Barton Capital Corporation ††(p)	0.26	8/5/2009	0	0	171,490	171,485	171,490	171,485
Bryant Bank Funding LLC ††(p)	0.27	8/17/2009	0	0	207,278	207,253	207,278	207,253
CAFCO LLC ††(p)	0.24	8/3/2009	0	0	545,209	545,202	545,209	545,202
Calcasieu Parish LA ±§	0.65	12/1/2027	0	0	43,617	43,617	43,617	43,617
California Statewide Communities Development Authority ±§	0.55	6/1/2028	0	0	59,973	59,973	59,973	59,973
Calyon (New York)	0.70	8/3/2009	0	0	163,563	163,566	163,563	163,566
Cancara Asset Securitization Limited ††(p)	0.29	8/6/2009	0	0	490,688	490,668	490,688	490,668
Cancara Asset Securitization Limited ††(p)	0.35	8/3/2009	0	0	54,521	54,520	54,521	54,520
Cheyne Finance LLC ±††^^(a)(i)	0.00	2/25/2008	0	0	421,657	6,957	421,657	6,957
Cheyne Finance LLC ±††^^(a)(i)	0.00	5/19/2008	0	0	324,633	5,356	324,633	5,356
Colorado Housing & Finance Authority ±§	0.80	10/1/2038	0	0	28,869	28,869	28,869	28,869
Concord Minuteman Capital Company ††(p)	0.55	8/14/2009	0	0	163,563	163,530	163,563	163,530
Cook County IL ±§	0.70	11/1/2030	0	0	87,233	87,233	87,233	87,233
CRC Funding LLC ††(p)	0.26	8/11/2009	0	0	327,125	327,102	327,125	327,102
Credit Agricole SA	0.20	8/3/2009	0	0	283,509	283,509	283,509	283,509
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by US Treasury Securities (Maturity Value $676,074)	0.26	8/3/2009	0	0	676,059	676,059	676,059	676,059
Danske Bank A/S Copenhagen	0.20	8/3/2009	0	0	305,317	305,317	305,317	305,317
Den norske Bank ASA ††	0.26	8/12/2009	0	0	436,167	436,132	436,167	436,132
Denver CO City & County School District ±§	1.15	12/15/2037	0	0	196,275	196,275	196,275	196,275
Dexia Delaware LLC	0.25	8/5/2009	0	0	130,850	130,846	130,850	130,846
Dexia Delaware LLC	0.25	8/6/2009	0	0	163,563	163,557	163,563	163,557
E.ON AG ††	0.26	8/17/2009	0	0	83,831	83,822	83,831	83,822
Enterprise Funding LLC ††(p)	0.26	8/10/2009	0	0	272,604	272,587	272,604	272,587
Erasmus Capital Corporation ††(p)	0.32	8/5/2009	0	0	403,455	403,440	403,455	403,440
Fairway Finance Corporation ††(p)	0.26	8/7/2009	0	0	218,225	218,216	218,225	218,216
Fortis Bank NV SA	0.25	8/3/2009	0	0	436,167	436,167	436,167	436,167
GDF Suez ††	0.26	8/4/2009	0	0	267,152	267,147	267,152	267,147
GDF Suez ††	0.26	8/14/2009	0	0	81,781	81,774	81,781	81,774
GDF Suez ††	0.26	8/26/2009	0	0	196,275	196,240	196,275	196,240
Gemini Securitization Incorporated ††(p)	0.27	8/7/2009	0	0	436,167	436,147	436,167	436,147
Goldman Sachs Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $245,064)	0.21	8/3/2009	0	0	245,060	245,060	245,060	245,060
Gotham Funding Corporation ††(p)	0.27	8/4/2009	0	0	218,084	218,079	218,084	218,079
Gotham Funding Corporation ††(p)	0.28	8/7/2009	0	0	163,563	163,555	163,563	163,555
Gryphon Funding Limited (a)(i)	0.00	8/23/2009	0	0	1,503,755	463,307	1,503,755	463,307
Henrico County VA Economic Development Authority ±§	1.00	11/1/2042	0	0	17,992	17,992	17,992	17,992
Houston TX Utility System ±§	0.40	5/15/2034	0	0	163,563	163,563	163,563	163,563
Illinois Educational Facilities Authority Revenue ±§	0.40	7/1/2029	0	0	54,521	54,521	54,521	54,521
Indiana Municipal Power Agency Power Supply System ±§	0.47	1/1/2018	0	0	21,808	21,808	21,808	21,808
Irish Life & Permanent plc ††	0.56	8/3/2009	0	0	163,563	163,558	163,563	163,558
Irish Life & Permanent plc ††	0.60	8/4/2009	0	0	54,521	54,518	54,521	54,518
Irish Life & Permanent plc ††	0.60	8/5/2009	0	0	76,329	76,324	76,329	76,324
JPMorgan Chase Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $894,159)	0.21	8/3/2009	0	0	894,143	894,143	894,143	894,143
Kansas City MO Special Obligation ±§	0.47	4/15/2025	0	0	32,713	32,713	32,713	32,713
Lexington Parker Capital Company LLC ††(p)	0.55	8/3/2009	0	0	130,850	130,846	130,850	130,846
Liberty Street Funding Corporation ††(p)	0.25	8/24/2009	0	0	327,125	327,073	327,125	327,073
Manhattan Asset Funding Company ††(p)	0.32	8/5/2009	0	0	21,808	21,808	21,808	21,808
Massachusetts HEFA ±§	0.32	10/1/2034	0	0	362,564	362,564	362,564	362,564
Matchpoint Master Trust ††(p)	0.25	8/27/2009	0	0	545,209	545,110	545,209	545,110
Mississippi State GO ±§	1.00	11/1/2028	0	0	46,888	46,888	46,888	46,888
Mont Blanc Capital Corporation ††(p)	0.27	8/12/2009	0	0	118,550	118,540	118,550	118,540
Mont Blanc Capital Corporation ††(p)	0.28	8/26/2009	0	0	359,838	359,768	359,838	359,768
Montgomery County TN Public Building ±§	0.35	2/1/2036	0	0	41,436	41,436	41,436	41,436
Natexis Banques Populaires	0.24	8/4/2009	0	0	163,563	163,559	163,563	163,559
Natexis Banques Populaires	0.24	8/5/2009	0	0	87,233	87,231	87,233	87,231
New Jersey State Turnpike Authority ±§	2.00	1/1/2018	0	0	21,808	21,808	21,808	21,808
North Dakota Housing Finance Agency ±§	0.39	1/1/2034	0	0	69,351	69,351	69,351	69,351
Regency Markets #1 LLC ††(p)	0.25	8/7/2009	0	0	21,808	21,807	21,808	21,807
Regency Markets #1 LLC ††(p)	0.27	8/17/2009	0	0	398,809	398,762	398,809	398,762
Rhein-Main Securitization Limited ††(p)	0.55	8/13/2009	0	0	490,688	490,598	490,688	490,598
Romulus Funding Corporation ††(p)	0.57	8/3/2009	0	0	141,754	141,750	141,754	141,750
Romulus Funding Corporation ††(p)	0.70	8/25/2009	0	0	239,892	239,780	239,892	239,780
Royal Bank of Scotland CT	0.29	8/7/2009	0	0	452,523	452,523	452,523	452,523
Salisbury Receivables Company ††(p)	0.27	8/14/2009	0	0	272,604	272,578	272,604	272,578
Scaldis Capital Limited ††(p)	0.33	8/27/2009	0	0	218,084	218,032	218,084	218,032
Scaldis Capital Limited ††(p)	0.43	8/6/2009	0	0	272,604	272,588	272,604	272,588
Straight A Funding LLC ††(p)	0.25	8/20/2009	0	0	163,704	163,683	163,704	163,683
Straight A Funding LLC ††(p)	0.27	8/3/2009	0	0	272,604	272,600	272,604	272,600
Surrey Funding Corporation ††(p)	0.32	8/25/2009	0	0	228,988	228,947	228,988	228,947
Surrey Funding Corporation ††(p)	0.27	8/8/2009	0	0	54,412	54,401	54,412	54,401
Surrey Funding Corporation ††(p)	0.27	8/3/2009	0	0	65,425	65,424	65,425	65,424
Tasman Funding Incorporated ††(p)	0.80	8/5/2009	0	0	545,209	545,160	545,209	545,160
Ticonderoga Master Funding Limited ††(p)	0.25	8/27/2009	0	0	327,125	327,066	327,125	327,066
Ticonderoga Master Funding Limited ††(p)	0.27	8/10/2009	0	0	174,467	174,455	174,467	174,455
Tulip Funding Corporation ††(p)	0.29	8/6/2009	0	0	196,275	196,267	196,275	196,267
Tulsa County OK Industrial Authority Revenue ±§	0.40	7/1/2032	0	0	98,138	98,138	98,138	98,138
UniCredito Italiano (New York)	0.44	8/3/2009	0	0	425,263	425,263	425,263	425,263
Vermont State Student Assistance Corporation ±§	0.43	12/15/2040	0	0	32,713	32,713	32,713	32,713
Versailles CP LLC ††(p)	0.50	8/4/2009	0	0	43,617	43,615	43,617	43,615
Versailles CP LLC ††(p)	0.50	8/5/2009	0	0	109,042	109,036	109,042	109,036
Victoria Finance LLC ±††^^(a)(i)	0.49	2/15/2008	0	0	627,687	282,459	627,687	282,459
Victoria Finance LLC ±††^^(a)(i)	0.48	4/3/2008	0	0	544,605	245,072	544,605	245,072
Victoria Finance LLC ±††^^(a)(i)	0.26	7/28/2008	0	0	316,253	142,314	316,253	142,314
Victoria Finance LLC ±††^^(a)(i)	0.29	8/7/2008	0	0	386,746	174,036	386,746	174,036
White Pine Finance LLC ±††	0.44	2/22/2008	0	0	825,784	0	825,784	0
Windmill Funding Corporation ††(p)	0.26	8/11/2009	0	0	457,975	457,942	457,975	457,942
Yorktown Capital LLC ††(p)	0.26	8/6/2009	0	0	174,467	174,461	174,467	174,461
Total Collateral Invested in Other Assets				0		22,157,745		22,157,745
Total Collateral for Securities Lending (Cost 0, $28,083,007 and $28,083,007, respectively)				0		27,522,601		27,522,601
Short-Term Investments 0.7%
Mutual Fund Shares 0.7%			Shares		Shares		Shares
Evergreen Institutional Money Market Fund, Class I, 0.76% q ø			84,097	84,097	0	0	84,097	84,097
Wells Fargo Advantage Money Market Trust, 0.28% q ~‡			0	0	1,564,692	1,564,692	1,564,692	1,564,692
Total Short-Term Investments (cost $84,097, $1,564,692 and $1,648,789, respectively)				84,097		1,564,692		1,648,789
Total Investments (cost $5,227,367, $286,788,772 and $292,016,139, respectively) 112.3%				4,770,118		254,588,052		259,358,170
Other Assets and Liabilities (12.3%)				(3,595)		(28,372,270)		(28,375,865)
Net Assets 100.0%				$4,766,523		$226,215,782		$230,982,305

Þ	All or a portion of this security is on loan.
*	Non-income producing security
(s)	Rate shown is the 1-day annualized yield at period end.
††	Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
(p)	Asset-backed commercial paper.
±	Variable rate investments.
^^	This security is currently in default with regards to scheduled interest and/or principal payments.
§	These securities are subject to a demand feature which reduces the effective maturity.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
(i)	Illiquid security.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both Evergreen Golden Large Cap Core Fund and the money market fund.
~	This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market
Fund does not pay an investment advisory fee.
‡	Short-term security of an affiliate of the Wells Fargo Advantage Large Company Core Fund with a cost of $1,564,692.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of July 31, 2009, the inputs used in valuing each Fund’s investments in securities, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Evergreen Golden Large Cap Core Fund
Equity securities
Common stocks	$4,686,021	$0	$0	$4,686,021
Short-term investments	84,097	0	0	84,097
	$4,770,118	$0	$0	$4,770,118
Wells Fargo Advantage Large Company Core Fund
Equity securities
Common stocks	$225,500,759	$0	$0	$225,500,759
Corporate debt securities	0	18,458,353	1,319,501	19,777,854
Short-term investments	6,929,548	2,379,891	0	9,309,439
	$232,430,307	$20,838,244	$1,319,501	$254,588,052

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Wells Fargo Advantage Large Company Core Fund:

Investments in Securities
Balance as of July 31, 2008	$1,154,624
Realized gain (loss)	(139,944)
Change in unrealized appreciation (depreciation)	(261,722)
Net purchases (sales)	566,543
Transfers in and/or out of Level 3	0
Balance as of July 31, 2009	$1,319,501
Change in unrealized gains or losses included in earnings relating to securities still held at July 31, 2009	$(284,450)

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Large Cap Core Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – July 31, 2009 (unaudited)

	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Company Core Fund	Proforma Adjustments		Wells Fargo Advantage Large Cap Core Fund Pro Forma
Assets
Investments
In securities (including securities on loan)	$4,686,021	$225,500,759			$230,186,780
Collateral received for securities loaned	-	27,522,601			27,522,601
In affiliates	84,097	1,564,692			1,648,789
Total investments at market value (see cost below)	4,770,118	254,588,052			259,358,170
Receivable for Fund shares issued	471	243,455			243,926
Receivables for dividends	7,688	316,048			323,736
Receivable for investments sold	268,784	-			268,784
Prepaid expenses and other assets	18,115	-			18,115
Total assets	5,065,176	255,147,555			260,212,731
Liabilities
Payable for investments purchased	283,202	-			283,202
Payable for Fund shares redeemed	-	289,927			289,927
Payable to investment advisor and affiliates	176	143,577			143,753
Payable upon receipt of securities loaned	-	28,409,935			28,409,935
Accrued expenses and other liabilities	15,275	88,334			103,609
Total liabilities	298,653	28,931,773			29,230,426
Total net assets	$4,766,523	$226,215,782			$230,982,305
NET ASSETS CONSIST OF
Paid-in capital	$6,453,522	$328,605,961			$335,059,483
Undistributed net investment income	29,252	340,531			369,783
Undistributed net realized loss on investments	(1,259,002)	(70,529,990)			(71,788,992)
Net unrealized depreciation of investments	(457,249)	(31,640,314)			(32,097,563)
Net unrealized depreciation of collateral received for securities loaned	-	(560,406)			(560,406)
Total net assets	$4,766,523	$226,215,782			$230,982,305
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$533,315	$7,057,946	2,023,169	A	$9,614,430
Shares outstanding – Class A	76,601	403,532	900,813	B	1,380,946
Net asset value per share – Class A	$6.96	$17.49			$6.96
Maximum offering price per share – Class A (based on sales charge of 5.75%, 5.75% and 5.75%, respectively)	$7.38	$18.56			$7.38
Net assets – Class B	$381,334	$1,641,835	(2,023,169)	C
Shares outstanding – Class B	54,763	94,079	(148,842)	B
Net asset value and offering price per share – Class B	$6.96	$17.45
Net assets – Class C	$1,042,660	$1,252,306			$2,294,966
Shares outstanding – Class C	150,346	71,758	108,817	B	330,921
Net asset value and offering price per share – Class C	$6.94	$17.45			$6.94
Net assets – Class I	$2,809,214		(2,809,214)	D
Shares outstanding – Class I	402,872		(402,872)	B
Net asset value and offering price per share – Class I	$6.97
Net assets – Administrator Class		$39,647			$39,647
Shares outstanding – Administrator Class		2,264	3,422	B	5,686
Net asset value and offering price per share – Administrator Class		$17.51			$6.97
Net assets – Institutional Class		$17,732,039	2,809,214	D	$20,541,253
Shares outstanding – Institutional Class		1,002,235	1,943,595	B	2,945,830
Net asset value and offering price per share – Institutional Class		$17.69			$6.97
Net assets – Investor Class		$198,492,009			$198,492,009
Shares outstanding – Investor Class		11,281,698	17,228,321	B	28,510,019
Net asset value and offering price per share – Investor Class		$17.59			$6.96
Investments, at cost	$5,227,367	$286,788,772	$-		$292,016,139
Securities on loan, at market value	$-	$26,386,710	$-		$26,386,710
[1]	Each Fund has an unlimited number of authorized shares.

A - Reflects the merger of Class A and Class B of target fund into Class A of the surviving fund.

B - Reflects the impact of converting shares of target fund into shares of the surviving fund.

C - Reflects the merger of Class B of target fund into Class A of the surviving fund.

D - Reflects the merger of Class I of target fund into Institutional Class of the surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Large Cap Core Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Operations – For the Twelve Months Ended July 31, 2009 (unaudited)

	Evergreen Golden Large Cap Core Fund	Wells Fargo Advantage Large Company Core Fund	Proforma Adjustments		Wells Fargo Advantage Large Cap Core Fund Pro Forma
Investment income
Dividends[1]	$99,877	$4,890,118			$4,989,995
Income from affiliated securities	1,393	39,918			41,311
Securities lending income, net	0	19,842			19,842
Total investment income	101,270	4,949,878			5,051,148
Expenses
Advisory fees	26,485	1,482,418	(112,258)	A	1,396,645
Administration fees
Fund level	4,272	105,887	(2,725)	A	107,434
Class A	0	19,722	5,108	B	24,830
Class B	0	4,760	(4,760)	C
Class C	0	3,233	2,123	B	5,356
Administrator Class	0	288	2,481	B	2,769
Institutional Class	0	13,336			13,336
Investor Class	0	716,468	(109,563)	D	606,905
Custody fees	0	42,355	(38,058)	A	4,297
Shareholder servicing fees
Class A	1,235	16,292	6,348	B	23,875
Class B	913	1,839	(2,752)	C
Class C	2,292	1,687	1,171	B	5,150
Administrator Class	0	719	6,202	B	6,921
Investor Class	0	425,622	34,154	B	459,776
Accounting fees	3,119	60,028	(55,089)	A	8,058
Distribution fees
Class B	2,739	12,750	(15,489)	C
Class C	6,877	8,659			15,536
Professional fees	26,613	36,673	(32,844)	E	30,442
Transfer agent fees	2,710	0	(2,710)	F
Registration fees	84,480	47,465	(35,309)	E	96,636
Shareholder reports	15,023	88,482	(25,876)	E	77,629
Trustees' fees	83	10,578	(10,566)	E	95
Other fees and expenses	1,775	13,505	(1,503)	E	13,777
Total expenses	178,616	3,112,766	(391,915)		2,899,467
Less
Expense reductions	(10)	0			(10)
Waived fees and/or reimbursed expenses	(126,104)	(479,930)	244,734	G	(361,300)
Net expenses	52,502	2,632,836	(147,181)		2,538,157
Net investment income	48,768	2,317,042	147,181		2,512,991
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from
Securities	(1,072,281)	(64,636,872)			(65,709,153)
Investments of collateral received for securities loaned	0	(139,944)			(139,944)
Net realized loss from investments	(1,072,281)	(64,776,816)			(65,849,097)
Net change in unrealized appreciation (depreciation) of
Securities	40,375	4,308,599			4,348,974
Investments of collateral received for securities loaned	0	(261,722)			(261,722)
Net change in unrealized appreciation (depreciation) of investments	40,375	4,046,877			4,087,252
Net realized and unrealized gain (loss) on investments	(1,031,906)	(60,729,939)			(61,761,845)
Net decrease in net assets resulting from operations	(983,138)	(58,412,897)	147,181		(59,248,854)
[1] Net of foreign withholding taxes on dividends	$-	$4,320			$4,320

A	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
B	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
C	Reflects the elimination of class level fees which does not exist in the combined surviving fund.
D	Reflects a decrease based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
E	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
F	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
G	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Large Cap Core Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

July 31, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Pro Forma Combining Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Golden Large Cap Core Fund (“Evergreen Golden Large Cap Fund”, Wells Fargo Advantage Large Company Core Fund (“Wells Fargo Large Company Core Fund”) and Wells Fargo Advantage Large Cap Core Fund (“Wells Fargo Large Cap Fund”) (each, a “Fund”) at July 31, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund. The Reorganizations provide for the acquisition of all the assets and all the liabilities of each of Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund by Wells Fargo Large Cap Fund, in a tax-free exchange for shares of Wells Fargo Large Cap Fund at net asset value. As a result of the Reorganization, Class A, Class B, Class C and Class I shareholders of Evergreen Golden Large Cap Fund would become shareholders of Class A, Class A, Class C and Administrator Class, respectively, of Wells Fargo Large Cap Fund. Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class of Wells Fargo Large Company Core Fund would become shareholders of Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class, respectively, of Wells Fargo Large Cap Fund.

Each Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Evergreen Golden Large Cap Fund and Wells Fargo Large Cap Core Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Combining Portfolio of Investments as though the combination had been effective on July 31, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 8 – Pro Forma Operating Expenses.

Following the Reorganizations, Evergreen Golden Large Cap Fund will be the accounting and performance survivor. Evergreen Golden Large Cap Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Golden Large Cap Fund and Wells Fargo Large Company Core Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Golden Large Cap Fund. As of July 31, 2009, securities held by Wells Fargo Large Company Core Fund would comply with the compliance guidelines and investment restrictions of Evergreen Golden Large Cap Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	VALUATION OF SECURITIES

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales prices is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price is deemed “stale” and the valuations will be determined in accordance with fair valuation procedures.

Debt securities with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

3.	REPURCHASE AGREEMENTS

Repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

4.	SECURITIES LENDING

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund’s investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Wells Fargo Bank, N.A., currently acts as the securities lending agent for Wells Fargo Large Company Core Fund, subject to the overall supervision of the Fund’s investment adviser, and has delegated its duties as securities lending agent to an affiliated sub-agent for certain funds and to an unaffiliated sub-agent for other funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank, N.A. under a contract is entitled to receive for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. Wells Fargo Bank, N.A. pays all or part of its portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The securities lending agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the twelve months ended July 31, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. For foreign equity securities, Bank of New York Mellon serves as the securities lending sub-agent and receives for its services 20% of the revenues earned on the securities lending activities that it conducts with respect to foreign equity securities. The value of the securities on loan, the related collateral and the liability to return the collateral at July 31, 2009 are shown on the Pro Forma Combining Statement of Assets and Liabilities.

5.	STRUCTURED INVESTMENT VEHICLES

Wells Fargo Large Company Core Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles (“SIVs”). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV’s underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV’s inability to issue new debt.

As of July 31, 2009, the following Fund owned certain of these types of structured securities in the amounts shown in the table. These securities were originally purchased by the Fund’s securities lending agent on behalf of the Fund through a joint account with cash collateral received by the Fund pursuant to loans of the Fund’s securities. Although considered high-quality, short-term money market instruments when originally purchased by the securities lending agent through the joint account, the SIVs are now in payment default, have been restructured following default or are otherwise impaired and are valued at fair value as shown in the Pro Forma Combining Portfolio of Investments.

Fund	Defaulted/Impaired SIVs ($Value)	% of Net Assets
Wells Fargo Large Company Core Fund	$856,194	0.37%

In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Thus, the current net asset value of each Fund reflects the current valuations assigned to the defaulted or impaired SIVs that were purchased on its behalf through the investment of cash collateral. Declines in the values of defaulted or impaired SIVs generate unrealized losses for a Fund, which are reflected in the Fund’s Statement of Assets and Liabilities, equal to the difference between (i) the value of the investments purchased with cash collateral received for securities loaned and (ii) the amount that would be payable if the Fund were to recall the loans at period end.

The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of a SIV purchased in a joint account by the securities lending agent, as the various participating Fund’s lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired SIVs would fluctuate depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired SIVs, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired SIVs among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired SIVs in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.

6.	FEDERAL TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Large Cap Core Fund would seek to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund will make any required income or capital gain distributions prior to consummation of these Reorganizations, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund had $1,101,219 and $71,036,465, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganizations.

7.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Large Cap Core Fund that would have been issued at July 31, 2009 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares of each fund to be acquired as of July 31, 2009, divided by the net asset value per share of the shares of Evergreen Golden Large Cap Fund as of July 31, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at July 31, 2009:

Class of Shares	Shares of Wells Fargo Large Cap Core Fund Pre-Reorganization (a)	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	0	1,380,946	1,380,946
Class C	0	330,921	330,921
Administrator Class	0	5,686	5,686
Institutional Class	0	2,945,830	2,945,830
Investor Class	0	28,510,019	28,510,019
(a)	Wells Fargo Large Cap Core Fund did not exist prior to the Reorganization.
8.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve months ending July 31, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Evergreen Golden Large Cap Fund and Wells Fargo Large Company Core Fund for the twelve months ended July 31, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended July 31, 2009 based on the ratio of that expense item to the total expenses of Evergreen Golden Large Cap Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

9.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Wells Fargo Advantage Large Company Growth Fund and Evergreen Large Company Growth Fund to Wells Fargo Advantage Premier Large Company Growth Fund in exchange for shares of Wells Fargo Advantage Premier Large Company Growth Fund. The period presented covers the period from October 1, 2008 through September 30, 2009 and reflects financial information assuming the mergers take place.

Wells Fargo Advantage Premier Large Company Growth Fund

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments - September 30, 2009 (unaudited)

					Wells Fargo Advantage Large Company Growth Fund #		Evergreen Large Company Growth Fund		Wells Fargo Advantage Premier Large Company Growth Fund Pro Forma
					Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS 94.4%
CONSUMER DISCRETIONARY 12.1%
Internet & Catalog Retail 4.1%
Amazon.com, Inc.* Þ					210,449	$19,647,529	207,251	$19,348,954	417,700	$38,996,483
Media 0.9%
Omnicom Group, Inc.					0	0	224,613	8,297,204	224,613	8,297,204
Multiline Retail 4.3%
Kohl's Corp.					214,723	12,249,936	0	0	214,723	12,249,936
Target Corp.					557,632	26,030,269	58,100	2,712,108	615,732	28,742,377
						38,280,205		2,712,108		40,992,313
Specialty Retail 2.3%
Home Depot, Inc.					0	0	184,500	4,915,080	184,500	4,915,080
Lowe's Cos.					709,922	14,865,774	119,400	2,500,236	829,322	17,366,010
						14,865,774		7,415,316		22,281,090
Textiles, Apparel & Luxury Goods 0.5%
Timberland Co., Class A*					0	0	328,100	4,567,152	328,100	4,567,152
CONSUMER STAPLES 4.2%
Beverages 1.3%
Coca-Cola Co.					0	0	154,666	8,305,564	154,666	8,305,564
Diageo plc, ADR					0	0	74,040	4,552,720	74,040	4,552,720
						0		12,858,284		12,858,284
Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.					327,793	16,091,342	0	0	327,793	16,091,342

Household Products 1.2%
Clorox Co.					0	0	94,088	5,534,256	94,088	5,534,256
Procter & Gamble Co.					0	0	96,435	5,585,515	96,435	5,585,515
						0		11,119,771		11,119,771
ENERGY 1.6%
Energy Equipment & Services 1.3%
Schlumberger, Ltd.					0	0	152,200	9,071,120	152,200	9,071,120
Weatherford International, Ltd.*					0	0	165,800	3,437,034	165,800	3,437,034
						0		12,508,154		12,508,154
Oil, Gas & Consumable Fuels 0.3%
Chevron Corp.					0	0	20,599	1,450,788	20,599	1,450,788
ConocoPhillips					0	0	31,819	1,436,946	31,819	1,436,946
						0		2,887,734		2,887,734
FINANCIALS 19.8%
Capital Markets 14.5%
Charles Schwab Corp. Þ					1,792,900	34,334,037	0	0	1,792,900	34,334,037
Franklin Resources, Inc.					198,300	19,948,939	0	0	198,300	19,948,939
Goldman Sachs Group, Inc.					310,386	57,219,751	0	0	310,386	57,219,751
Legg Mason, Inc. Þ					0	0	321,148	9,965,222	321,148	9,965,222
T. Rowe Price Group, Inc. Þ					369,003	16,863,452	0	0	369,003	16,863,452
						128,366,179		9,965,222		138,331,401
Consumer Finance 4.1%
American Express Co.					0	0	369,100	12,512,490	369,100	12,512,490
Visa, Inc., Class A Þ					119,847	8,282,606	268,300	18,542,213	388,147	26,824,819
						8,282,606		31,054,703		39,337,309
Diversified Financials 0.9%
CME Group, Inc. Þ					29,000	8,937,539	0	0	29,000	8,937,539
Insurance 0.3%
Marsh & McLennan Cos.					0	0	115,148	2,847,610	115,148	2,847,610
HEALTH CARE 11.9%
Biotechnology 5.4%
Amgen, Inc.*					170,093	10,244,713	155,100	9,341,673	325,193	19,586,386
Biogen Idec, Inc.*					0	0	276,855	13,986,715	276,855	13,986,715
Genzyme Corp.					308,341	17,492,198	0	0	308,341	17,492,198
						27,736,911		23,328,388		51,065,299
Health Care Equipment & Supplies 3.9%
Medtronic, Inc.					575,246	21,169,049	159,847	5,882,370	735,093	27,051,419
Zimmer Holdings, Inc.*					0	0	182,019	9,728,915	182,019	9,728,915
						21,169,049		15,611,285		36,780,334
Health Care Providers & Services 0.3%
WellPoint, Inc.*					0	0	54,223	2,568,001	54,223	2,568,001
Pharmaceuticals 2.3%
Bristol-Myers Squibb Co.					0	0	133,153	2,998,605	133,153	2,998,605
Merck & Co., Inc. Þ					0	0	213,108	6,740,606	213,108	6,740,606
Novartis AG, ADR					0	0	241,523	12,167,929	241,523	12,167,929
						0		21,907,140		21,907,140
INDUSTRIALS 6.8%
Air Freight & Logistics 5.4%
C.H. Robinson Worldwide, Inc. Þ					274,494	15,852,002	0	0	274,494	15,852,002
Expeditors International of Washington, Inc.					393,608	13,835,308	290,300	10,204,045	683,908	24,039,353
United Parcel Service, Inc., Class B					0	0	203,200	11,474,704	203,200	11,474,704
						29,687,310		21,678,749		51,366,059
Trading Companies & Distributors 1.4%
Fastenal Co. Þ					345,498	13,370,772	0	0	345,498	13,370,772
INFORMATION TECHNOLOGY 38.0%
Communications Equipment 9.7%
Cisco Systems, Inc.*					1,669,760	39,306,154	462,300	10,882,542	2,132,060	50,188,696
Nokia Oyj ADR					534,640	7,816,432	0	0	534,640	7,816,432
QUALCOMM, Inc.					552,650	24,858,208	215,458	9,691,301	768,108	34,549,509
						71,980,794		20,573,843		92,554,637
Computers & Peripherals 4.4%
Apple, Inc.*					171,864	31,858,378	0	0	171,864	31,858,378
EMC Corp.*					584,031	9,951,895	0	0	584,031	9,951,895
						41,810,273		0		41,810,273
Internet Software & Services 7.2%
eBay, Inc.					381,318	9,002,910	0	0	381,318	9,002,910
Google, Inc., Class A* Þ					78,087	38,719,227	42,580	21,113,293	120,667	59,832,520
						47,722,137		21,113,293		68,835,430
IT Services 4.3%
Automatic Data Processing, Inc.					224,735	8,832,104	119,793	4,707,865	344,528	13,539,969
Paychex, Inc. Þ					737,335	21,419,583	0	0	737,335	21,419,583
Western Union Co.					331,334	6,268,834	0	0	331,334	6,268,834
						36,520,521		4,707,865		41,228,386
Semiconductors & Semiconductor Equipment 4.5%
Altera Corp.					0	0	496,814	10,189,655	496,814	10,189,655
Intel Corp.					1,174,272	22,980,500	0	0	1,174,272	22,980,500
Linear Technology Corp. Þ					344,216	9,510,684	0	0	344,216	9,510,684
						32,491,184		10,189,655		42,680,839

Software 7.9%
FactSet Research Systems, Inc. Þ					126,379	8,371,369	150,900	9,995,616	277,279	18,366,985
Microsoft Corp.					1,365,506	35,352,961	307,799	7,968,916	1,673,305	43,321,877
Oracle Corp.					0	0	628,028	13,088,104	628,028	13,088,104
						43,724,330		31,052,636		74,776,966
Total Common Stocks (cost $559,482,840, $277,088,822 and $836,571,662, respectively)						600,684,455		298,313,067		898,997,522
Collateral for Securities Lending 4.9%
Collateral Invested in Money Market Funds 1.1%		Yield
AIM STIT-Liquid Assets Portfolio		0.27	%(s)		2,578,583	2,578,583	0	0	2,578,583	2,578,583
BlackRock Liquidity Funds TempFund Portfolio		0.21	(s)		2,578,583	2,578,583	0	0	2,578,583	2,578,583
Dreyfus Cash Management Fund Institutional		0.23	(s)		2,578,583	2,578,583	0	0	2,578,583	2,578,583
DWS Money Market Series Institutional		0.28	(s)		2,578,583	2,578,583	0	0	2,578,583	2,578,583
						10,314,332		0		10,314,332

Collateral Invested in Other Assets 3.8%		Interest Rate		Maturity Date
ABN AMRO North America Finance Incorporated		0.23%		10/23/2009	1,256,233	1,256,056	0	0	1,256,233	1,256,056
Allied Irish Banks North America Incorporated	††	0.48		10/7/2009	1,256,233	1,256,133	0	0	1,256,233	1,256,133
Antalis US Funding Corporation	††(p)	0.22		10/9/2009	826,469	826,429	0	0	826,469	826,429
Bank of Ireland		0.53		10/1/2009	991,763	991,762	0	0	991,763	991,762
Belmont Funding LLC	††(p)	0.45		10/2/2009	66,118	66,117	0	0	66,118	66,117
Belmont Funding LLC	††(p)	0.45		10/7/2009	66,118	66,112	0	0	66,118	66,112
BNP Paribas (Paris)		0.17		10/1/2009	826,469	826,469	0	0	826,469	826,469
Calcasieu Parish LA	±§	0.47		12/1/2027	132,235	132,235	0	0	132,235	132,235
California Statewide Communities Development Authority	±§	0.30		6/1/2028	181,823	181,823	0	0	181,823	181,823
Cancara Asset Securitization Limited	††(p)	0.27		10/9/2009	991,763	991,703	0	0	991,763	991,703
Cheyne Finance LLC	††±^^(a)(i)	0.00		2/25/2008	528,741	8,724	0	0	528,741	8,724
Cheyne Finance LLC	††±^^(a)(i)	0.00		5/19/2008	407,076	6,717	0	0	407,076	6,717
Citibank Credit Card Issuance Trust	††	0.21		10/8/2009	264,470	264,460	0	0	264,470	264,460
Colorado Housing & Finance Authority	±§	0.40		10/1/2038	87,523	87,523	0	0	87,523	87,523
Concord Minuteman Capital Company	††(p)	0.40		10/13/2009	991,763	991,630	0	0	991,763	991,630
Cook County IL	±§	0.70		11/1/2030	264,470	264,470	0	0	264,470	264,470
Credit Suisse First Boston Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $541,479)		0.08		10/1/2009	330,588	330,588	0	0	330,588	330,588
Crown Point Capital Company LLC	††(p)	0.45		10/9/2009	991,763	991,663	0	0	991,763	991,663
Danske Bank A/S Copenhagen		0.17		10/1/2009	826,469	826,469	0	0	826,469	826,469
Denver CO City & County School District	±§	0.50		12/15/2037	595,058	595,058	0	0	595,058	595,058
Dexia Delaware LLC		0.27		10/7/2009	462,823	462,802	0	0	462,823	462,802
Elysian Funding LLC	††(p)	0.45		10/1/2009	165,294	165,294	0	0	165,294	165,294
Elysian Funding LLC	††(p)	0.45		10/7/2009	49,588	49,585	0	0	49,588	49,585
Erasmus Capital Corporation	††(p)	0.24		10/13/2009	1,157,057	1,156,964	0	0	1,157,057	1,156,964
Fortis Funding LLC	††	0.25		10/22/2009	1,157,057	1,156,888	0	0	1,157,057	1,156,888
Gotham Funding Corporation	††(p)	0.23		10/13/2009	883,627	883,560	0	0	883,627	883,560
Greenwich Capital Markets Incorporated Repurchase Agreement - 102% Collateralized by Mortgage Backed (Maturity Value $541,479)		0.07		10/1/2009	330,588	330,588	0	0	330,588	330,588
Gryphon Funding Limited	(a)(i)	0.00		8/5/2010	1,858,631	630,076	0	0	1,858,631	630,076
Henrico County VA Economic Development Authority	±§	0.36		11/1/2042	54,547	54,547	0	0	54,547	54,547
Houston TX Utility System	±§	0.50		5/15/2034	495,881	495,881	0	0	495,881	495,881
Illinois Educational Facilities Authority Revenue	±§	0.35		7/1/2029	165,294	165,294	0	0	165,294	165,294
Indiana Municipal Power Agency Power Supply System	±§	0.36		1/1/2018	66,118	66,118	0	0	66,118	66,118
Intesa Sanpaolo SpA		0.22		10/14/2009	1,289,292	1,289,292	0	0	1,289,292	1,289,292
Irish Life & Permanent plc	††	0.53		10/7/2009	132,235	132,223	0	0	132,235	132,223
JPMorgan Chase Repurchase Agreement - 102% Collateralized by Mortgage Backed Securities (Maturity Value $1,399,181)		0.06		10/1/2009	854,238	854,238	0	0	854,238	854,238
Kansas City MO Special Obligation	±§	0.36		4/15/2025	99,176	99,176	0	0	99,176	99,176
Lloyds TSB Bank plc		0.21		10/30/2009	284,636	284,588	0	0	284,636	284,588
Manhattan Asset Funding Company	††(p)	0.15		10/1/2009	480,509	480,509	0	0	480,509	480,509
Massachusetts HEFA	±§	0.32		10/1/2034	1,099,204	1,099,204	0	0	1,099,204	1,099,204
Matchpoint Master Trust	††(p)	0.22		10/16/2009	1,157,056	1,156,951	0	0	1,157,056	1,156,951
Mississippi State GO	±§	0.40		11/1/2028	142,153	142,153	0	0	142,153	142,153
Mont Blanc Capital Corporation	††(p)	0.24		10/14/2009	1,057,880	1,057,789	0	0	1,057,880	1,057,789
Montgomery County TN Public Building	±§	0.35		2/1/2036	125,624	125,624	0	0	125,624	125,624
Natexis Banques Populaires		0.20		10/1/2009	495,881	495,881	0	0	495,881	495,881
New Jersey State Turnpike Authority	±§	0.70		1/1/2018	661,178	66,118	0	0	661,178	66,118
Nieuw Amsterdam Receivables Corporation	††(p)	0.23		10/1/2009	826,469	826,469	0	0	826,469	826,469
North Dakota Housing Finance Agency	±§	0.36		1/1/2034	210,254	210,254	0	0	210,254	210,254
Romulus Funding Corporation	††(p)	0.55		10/16/2009	1,157,057	1,156,792	0	0	1,157,057	1,156,792
Royal Bank of Scotland CT		0.23		10/14/2009	991,763	991,763	0	0	991,763	991,763
Salisbury Receivables Company	††(p)	0.22		10/21/2009	1,157,057	1,156,915	0	0	1,157,057	1,156,915
Scaldis Capital Limited	††(p)	0.27		10/16/2009	991,763	991,651	0	0	991,763	991,651
Solitaire Funding LLC	††(p)	0.26		10/13/2009	1,157,057	1,156,957	0	0	1,157,057	1,156,957
Surrey Funding Corporation	††(p)	0.23		10/20/2009	760,351	760,259	0	0	760,351	760,259
Tasman Funding Incorporated	††(p)	0.25		10/15/2009	991,763	991,667	0	0	991,763	991,667
Thames Asset Global Securitization #1 Incorporated	††(p)	0.22		10/19/2009	1,157,057	1,156,929	0	0	1,157,057	1,156,929
Tulsa County OK Industrial Authority Revenue	±§	0.35		7/1/2032	297,529	297,529	0	0	297,529	297,529
UniCredito Italiano (New York)		0.25		10/13/2009	1,024,822	1,024,822	0	0	1,024,822	1,024,822
Vermont State Student Assistance Corporation	±§	0.38		12/15/2040	99,176	99,176	0	0	99,176	99,176
Victoria Finance LLC	††±^^(a)(i)	0.17		7/28/2008	663,987	305,434	0	0	663,987	305,434
Victoria Finance LLC	††±^^(a)(i)	0.20		8/7/2008	385,575	177,365	0	0	385,575	177,365
Victoria Finance LLC	††±^^(a)(i)	0.29		4/30/2008	471,145	216,727	0	0	471,145	216,727
Victoria Finance LLC	††±^^(a)(i)	0.30		2/15/2008	764,629	351,730	0	0	764,629	351,730
Victory Receivables Corporation	††(p)	0.22		10/7/2009	991,763	991,727	0	0	991,763	991,727
						36,727,650		0		36,727,650
Total Collateral for Securities Lending (cost $49,254,723, $0 and $49,254,723, respectively)						47,041,982		0		47,041,982

SHORT-TERM INVESTMENTS 4.5%
MUTUAL FUND SHARES 4.5%
BGI Prime Money Market Fund, Premium Shares, 0.19% q ÞÞ					0	0	8,328	8,328	8,328	8,328
BlackRock Liquidity TempFund, Institutional Class, 0.22% q ÞÞ					0	0	24,640,674	24,640,674	24,640,674	24,640,674
Evergreen Institutional Money Market Fund, Class I, 0.13% q ø ÞÞ					0	0	7,763,517	7,763,517	7,763,517	7,763,517
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø					0	0	2,270,130	2,270,130	2,270,130	2,270,130
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.16% q ÞÞ							3,676,301	3,676,301	3,676,301	3,676,301
Wells Fargo Advantage Money Market Trust, 0.22% ~‡ (s)					4,776,137	4,776,137	0	0	4,776,137	4,776,137
Total Short-Term Investments (cost $4,776,137, $38,358,950 and $43,135,087, respectively)						4,776,137		38,358,950		43,135,087
Total Investments (cost $613,513,700, $315,447,772 and $928,961,472, respectively) 103.8%						652,502,574		336,672,017		989,174,591
Other Assets and Liabilities, Net (3.8%)						(1,156,749)		(35,247,356)		(36,404,105)
Net Assets 100.0%						$651,345,825		$301,424,661		$952,770,486

Summary of Abbreviations

ADR	American Depository Receipt
#	The holdings of Wells Fargo Advantage Large Company Growth Fund represent the Fund's proportionate holdings of its Master Portfolio, Wells Fargo Advantage Large Company Growth Portfolio.
*	Non-income producing security
Þ	All or a portion of this security is on loan.
(s)	Rate shown is the 1-day annualized yield at period end.
††	Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.
(p)	Asset-backed commercial paper.
±	Variable rate investments.
§	These securities are subject to a demand feature which reduces the effective maturity.
^^	This security is currently in default with regards to scheduled interest and/or principal payments.
(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.
(i)	Illiquid security.
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The fund does not pay an investment advisory fee for such investments.

q	Rate shown is the 7-day annualized yield at period end.
ÞÞ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to Evergreen Large Company Growth Fund and the money market fund.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments.

These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Wells Fargo Advantage Large Company Growth Fund
Equity securities
Common stocks	$600,684,455	$0	$0	$600,684,455
Corporate debt securities		35,030,877	$1,696,773	$36,727,650
Debt securities issued by states in the U.S. and its political subdivisions		4,182,183		$4,182,183
Short-term investments	9,392,872	1,515,414		$10,908,286
	$610,077,327	$40,728,474	$1,696,773	$652,502,574
Evergreen Large Company Growth Fund
Equity securities
Common stocks	$298,313,067	$0	$0	$298,313,067
Short-term investments	38,358,950	0	0	$38,358,950
	$336,672,017	$0	$0	$336,672,017

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Premier Large Company Growth Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Statement of Assets and Liabilities - September 30, 2009 (unaudited)

	Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Pro Forma Adjustments		Wells Fargo Advantage Premier Large Company Growth Fund
Assets
Investments
In securities, at market value (including securities on loan)	$0	$326,638,370	652,502,574	C	$979,140,944
Investments in affiliated Master Portfolios	652,502,574	0	(652,502,574)	C	0
In affiliates	0	10,033,647			10,033,647
Total investments at market value (see cost below)	652,502,574	336,672,017	-		989,174,591
Cash	30,000	0			30,000
Segregated cash	0	21,653			21,653
Receivable for Fund shares issued	142,319	559,381			701,700
Receivable for dividends	0	517,202			517,202
Receivable for securities lending income	0	6,498			6,498
Prepaid expenses and other assets	0	87,716			87,716
Total assets	652,674,893	337,864,467	-		990,539,360
Liabilities
Payable for Fund shares redeemed	924,178	266,449			1,190,627
Payable to investment advisor and affiliates	136,853	8,229			145,082
Payable for securities on loan	0	36,110,473			36,110,473
Trustees' fees and expenses payable	0	28,916			28,916
Accrued expenses and other liabilities	268,037	25,739			293,776
Total liabilities	1,329,068	36,439,806	-		37,768,874
Total net assets	$651,345,825	$301,424,661	$-		$952,770,486
NET ASSETS CONSIST OF
Paid-in capital	$853,309,138	$355,014,760			$1,208,323,898
Undistributed net investment income	3,453,267	1,986,654			5,439,921
Accumulated net realized loss on investments	(228,577,610)	(76,800,998)			(305,378,608)
Net unrealized appreciation of investments	23,161,030	21,224,245			44,385,275
Total net assets	$651,345,825	$301,424,661	$-		$952,770,486
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$219,749,819	$268,422,340			$488,172,159
Shares outstanding – Class A	4,738,974	37,114,491	25,645,553	A	67,499,018
Net asset value per share – Class A	$46.37	$7.23			$7.23
Maximum offering price per share – Class A (based on sales charge of 5.75%, 5.75% and 5.75%, respectively)	$49.20	$7.67			$7.67
Net assets – Class B	$11,757,700	$7,950,705			$19,708,405
Shares outstanding – Class B	289,457	1,200,628	1,486,070	A	2,976,155
Net asset value and offering price per share – Class B	$40.62	$6.62			$6.62
Net assets – Class C	$5,230,336	$13,717,026			$18,947,362
Shares outstanding – Class C	128,458	2,072,451	661,778	A	2,862,687
Net asset value and offering price per share – Class C	$40.72	$6.62			$6.62
Net assets – Class I		$11,334,590	(11,334,590)	B
Shares outstanding – Class I		1,564,672	(1,564,672)	A
Net asset value and offering price per share – Class I		$7.24
Net assets – Administrator Class	$305,097,289				$305,097,289
Shares outstanding – Administrator Class	6,898,473		35,218,199	A	42,116,672
Net asset value and offering price per share – Administrator Class	$44.23				$7.24
Net assets – Institutional Class	$40,976,997		11,334,590	B	$52,311,587
Shares outstanding – Institutional Class	924,939		6,296,339	A	7,221,278
Net asset value and offering price per share – Investor Class	$44.30				$7.24
Net assets – Investor Class	$68,533,684				$68,533,684
Shares outstanding – Investor Class	1,568,293		7,907,755	A	9,476,048
Net asset value and offering price per share – Investor Class	$43.70				$7.23
Investments, at cost	$629,341,544	$315,447,772	$-		$944,789,316
Securities on loan, at value	$0	$34,858,555	$-		$34,858,555
[1]	Each Fund has an unlimited number of authorized shares.

A - Reflects the impact of converting shares of target fund into shares of the surviving fund.

B - Reflects the merger of Class I of target fund into Institutional Class of the surviving fund.

C - Reflects an adjustment to reflect the market value of the target fund's holding in its Master Portfolio as investments in securities of the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Premier Large Company Growth Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Statement of Operations - For the Twelve Months Ended September 30, 2009 (unaudited)

	Wells Fargo Advantage Large Company Growth Fund	Evergreen Large Company Growth Fund	Pro Forma Adjustments		Wells Fargo Advantage Premier Large Company Growth Fund
Investment income
Dividends (1)	$0	$4,577,239	9,729,520	L	$14,306,759
Dividends allocated from affiliated Master Portfolios	9,729,520	0	(9,729,520)	L	0
Interest income allocated from affiliated Master Portfolios	245	0	(245)	L	0
Income from affiliates	0	10,451	245	L	10,696
Securities lending income, net	0	350,926			350,926
Expenses allocated from affiliated Master Portfolios	(4,304,160)	0	4,304,160	J	0
Waivers allocated from affiliated Master Portfolios	523,213	0	(523,213)	J	0
Total investment income	5,948,818	4,938,616	3,780,947		14,668,381
Expenses
Advisory fees	0	1,275,431	4,230,070	A	5,505,501
Administration fees
Fund level	305,398	250,084	(125,042)	B	430,440
Class A	513,036	0	553,793	C	1,066,829
Class B	36,239	0	17,589	C	53,828
Class C	12,802	0	23,857	C	36,659
Administrator Class	320,932	0			320,932
Institutional Class	26,587	0	4,564	C	31,151
Investor Class	215,840	0	(31,409)	D	184,431
Custody fees	0	0	17,218	A	17,218
Accounting fees	75,023	62,868	(105,608)	B	32,283
Shareholder servicing fees
Class A	458,068	567,729			1,025,797
Class B	32,357	19,401			51,758
Class C	11,431	23,818			35,249
Administrator Class	800,032	0	2,299	C	802,331
Investor Class	139,243	0	477	C	139,720
Distribution fees
Class B	97,070	58,203			155,273
Class C	34,292	71,454			105,746
Professional fees	27,425	35,284	(24,055)	E	38,654
Transfer agent fees	0	456,963	(456,963)	F	0
Registration fees	57,735	40,297	(16,658)	E	81,374
Shareholder reports	52,307	44,898	(24,301)	E	72,904
Trustees' fees	10,578	4,109	220	G	14,907
Other fees and expenses	18,272	8,213	(732)	H	25,753
Total expenses	3,244,667	2,918,752	4,065,319		10,228,738
Less
Expense reductions	(2,123)	(287)			(2,410)
Waived fees and/or reimbursed expenses	(567,039)	(112)	(409,246)	I	(976,397)
Net expenses	2,675,505	2,918,353	3,656,073		9,249,931
Net investment income	3,273,313	2,020,263	(3,656,073)		5,418,450
Realized and unrealized gain (loss) on investments
Net realized gain (loss) from
Securities	0	(14,374,848)	(66,214,156)	K	(80,589,004)
Securities transactions allocated from Master Portfolios	(66,214,156)	0	66,214,156	K	0
Net realized loss from investments	(66,214,156)	(14,374,848)			(80,589,004)
Net change in unrealized appreciation (depreciation) of
Securities	0	13,220,743	5,479,436	K	18,700,179
Securities transactions allocated from Master Portfolios	5,479,436	0	(5,479,436)	K	0
Net change in unrealized appreciation (depreciation) of investments	5,479,436	13,220,743			18,700,179
Net realized and unrealized loss on investments	(60,734,720)	(1,154,105)			(61,888,825)
Net increase (decrease) in net assets resulting from operations	$(57,461,407)	$866,158	(3,656,073)		$(56,470,375)
1 Net of foreign withholding taxes on dividends	$81,335	$0			$81,335
A	Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
B	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined surviving fund.
C	Reflects an increase based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
D	Reflects a decrease based on the surviving fund's fee schedule and the class level average net assets in the combined surviving fund.
E	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
F	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
G	Reflects an increase based on the expected fixed costs of the combined surviving fund.
H	Reflects a decrease based on the expected fixed costs of the combined surviving fund.
I	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.
J	Reflects an adjustment to eliminate expenses and waivers allocated from Master Portfolio(s) which will not exist on the combined surviving fund.
K	Reflects reclassification of realized and unrealized gains or losses allocated from Master Portfolio(s).
L	Reflects an adjustment to reclassify income allocated from Master Portfolio(s) to the income of the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Premier Large Company Growth Fund

Notes to Pro Forma Combining Financial Statements (Unaudited)

September 30, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Pro Forma Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Premier Large Company Growth Fund (“Wells Fargo Premier Large Company Fund”), Evergreen Large Company Growth Fund (“Evergreen Large Company Fund”) and Wells Fargo Advantage Large Company Growth Fund (“Wells Fargo Large Company Fund”) (each, a “Fund”) at September 30, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Large Company Fund and Wells Fargo Large Company Fund. Each Reorganization provides for the acquisition of all the assets and all the liabilities of each of Evergreen Large Company Fund and Wells Fargo Large Company Fund by Wells Fargo Premier Large Company Fund, in a tax-free exchange for shares of Wells Fargo Premier Large Company Fund at net asset value. As a result of the Reorganization, Class A, Class B, Class C and Class I shareholders of Evergreen Large Company Fund would become shareholders of Class A, Class B, Class C and Institutional Class, respectively, of Wells Fargo Premier Large Company Fund. Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shareholders of Wells Fargo Large Company Fund would become shareholders of Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class, respectively, of Wells Fargo Premier Large Company Fund.

Each Reorganization will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Evergreen Large Company Fund and Wells Fargo Large Company Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Portfolio of Investments as though the combination had been effective on September 30, 2009. Prior to the Reorganization, Wells Fargo Large Company Fund will redeem in-kind its investments in the Wells Fargo Large Company Portfolio, a Master Portfolio in the Wells Fargo Master Trust. The holdings of Wells Fargo Large Company Fund in the unaudited Pro Forma Combining Portfolio of Investments reflect the redemption in-kind from the Master Portfolio. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 7 – Pro Forma Operating Expenses.

Following the Reorganizations, Evergreen Large Company Fund will be the accounting and performance survivor. Evergreen Large Company Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Large Company Fund and Wells Fargo Large Company Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Large Company Fund and Wells Fargo Large Company Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Premier Large Company Fund. As of September 30, 2009, securities held by Evergreen Large Company Fund and Wells Fargo Large Company Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Premier Large Company Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	ORGANIZATION (of Wells Fargo Large Company Fund)

Wells Fargo Large Company Fund is a gateway fund that seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. The Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses.

The investment objectives of the Master Portfolios which the Funds invest in are as follows:

Wells Fargo Advantage Large Company Growth Portfolio	The Portfolio seeks long-term capital appreciation.
3.	VALUATION OF SECURITIES

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales prices is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price is deemed “stale” and the valuations will be determined in accordance with fair valuation procedures

Investments in open-end mutual funds are valued at net asset value.

Investments in the Master Portfolios are valued daily based upon the Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

4.	SECURITIES LENDING

The Fund may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a ”broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government securities is remarked to 102% of the loaned securities’ market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given cash collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in high-quality short-term debt investments (including money market instruments) that have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund’s investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

5.	FEDERAL TAXES

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Premier Large Company Fund would seek to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Large Company Fund and Wells Fargo Large Company Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Large Company Fund and Wells Fargo Large Company Fund had $76,630,341 and $200,742,284, respectively, in capital loss carryforwards.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

6.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Premier Large Company Fund that would have been issued at September 30, 2009 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares to be acquired as of September 30, 2009, divided by the net asset value per share of the shares of Evergreen Large Company Fund as of September 30, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at September 30, 2009:

Class of Shares	Shares of Wells Fargo Premier Large Company Fund Pre-Reorganization (a)	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	0	67,499,018	67,499,018
Class B	0	2,976,155	2,976,155
Class C	0	2,862,687	2,862,687
Administrator Class	0	42,116,672	42,116,672
Institutional Class	0	7,221,278	7,221,278
Investor Class	0	9,476,048	9,476,048
(a)	Wells Fargo Premier Large Company Fund did not exist prior to the Reorganization.
7.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve month period ending September 30, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Evergreen Large Company Fund and Wells Fargo Large Company Fund for the twelve months ended September 30, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates and any new contract rates applicable to the surviving fund. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended September 30, 2009 based on the ratio of that expense item to the total expenses of Evergreen Large Company Growth Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

9.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of the Evergreen fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including Evergreen Large Company Fund.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

These unaudited Pro Forma Combining Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Wells Fargo Advantage Emerging Markets Equity Fund and Evergreen Emerging Markets Growth Fund in exchange for shares of Wells Fargo Advantage Emerging Markets Equity Fund II. The period presented covers the period from November 1, 2008 through October 31, 2009 and reflects the financial information assuming the mergers take place.

Wells Fargo Advantage Emerging Markets Equity Fund II

Pro Forma Combining Financial Statements

Pro Forma Combining Portfolio of Investments – October 31, 2009 (unaudited)

		Wells Fargo Advantage Emerging Markets Equity Fund		Evergreen Emerging Markets Growth Fund		Wells Fargo Advantage Emerging Markets Equity Fund II Pro Forma
	Country	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 88.0%
Consumer Discretionary - 8.7%
Automobiles - 0.7%
Astra International	Indonesia	0	$0	1,180,000	$3,825,806	1,180,000	$3,825,806
Hyundai Motor Co., Ltd.	South Korea	11,278	1,022,965	0	0	11,278	1,022,965
Maruti Suzuki India, Ltd.	India	36,600	1,081,642	0	0	36,600	1,081,642
			2,104,607		3,825,806	0	5,930,413
Distributors - 0.1%
Magnit	Russia	61,700	815,896	0	0	61,700	815,896
Diversified Consumer Services - 0.6%
New Oriental Education & Technology Group, Inc., ADR *	Cayman Islands	0	0	76,200	5,321,808	76,200	5,321,808
Electronic Equipment, Instruments & Components - 0.2%
LG Telecom, Ltd.	South Korea	179,650	1,345,979	0	0	179,650	1,345,979
Hotels, Restaurants & Leisure - 1.5%
Alsea SAB de CV	Mexico	1,131,300	753,986	0	0	1,131,300	753,986
Genting Berhad	Malaysia	535,900	1,126,534	2,758,500	5,761,764	3,294,400	6,888,298
Minor International PCL	Thailand	2,830,000	905,939	0	0	2,830,000	905,939
Resorts World Berhad	Malaysia	0	0	5,200,000	4,144,968	5,200,000	4,144,968
			2,786,459		9,906,732		12,693,191
Household Durables - 0.7%
Brascan Residential Properties	Brazil	0	0	1,233,956	4,756,222	1,233,956	4,756,222
LG Electronics, Inc.	South Korea	7,900	734,387	0	0	7,900	734,387
			734,387		4,756,222		5,490,609
Leisure Equipment & Products - 0.1%
Peak Sport Products Co., Ltd. *	China	1,172,000	514,154	0	0	1,172,000	514,154
Media - 2.9%
Astro All Asia Networks plc	United Kingdom	0	0	2,311,500	2,231,462	2,311,500	2,231,462
CTC Media, Inc. *	United States	32,000	514,560	0	0	32,000	514,560
Grupo Televisa SA de CV, ADR	Mexico	61,200	1,184,832	900,100	17,425,936	961,300	18,610,768
Naspers, Ltd.	South Africa	60,409	2,180,672	0	0	60,409	2,180,672
Net Servicos de Comunicacao SA *	Brazil	69,700	870,459	0	0	69,700	870,459
			4,750,523		19,657,398		24,407,921
Multiline Retail - 1.4%
Far Eastern Department Stores Co., Ltd.	Taiwan	877,560	901,518	0	0	877,560	901,518
Hyundai Department Store Co., Ltd.	South Korea	10,000	955,852	0	0	10,000	955,852
Lojas Americanas SA	Brazil	0	0	800,000	5,267,938	800,000	5,267,938
Lojas Renner SA	Brazil	0	0	280,000	4,927,339	280,000	4,927,339
			1,857,370		10,195,277		12,052,647
Textiles, Apparel & Luxury Goods - 0.5%
Pou Chen Corp.	Taiwan	1,732,481	1,187,826	0	0	1,732,481	1,187,826
Texwinca Holdings, Inc.	Bermuda	0	0	3,350,000	2,838,797	3,350,000	2,838,797
			1,187,826		2,838,797		4,026,623
Consumer Staples - 10.1%
Beverages - 4.2%
Anadolu Efes Biracilik ve Malt Sanayi AS	Turkey	0	0	410,000	4,647,489	410,000	4,647,489
Cia Cervecerias Unidas SA	Chile	82,000	578,378	0	0	82,000	578,378
Companhia de Bebidas das Americas, ADR	Brazil	0	0	35,000	3,152,800	35,000	3,152,800
Fomento Economico Mexicano SAB de CV, Ser. B, ADR	Mexico	0	0	111,200	4,816,072	111,200	4,816,072
Hite Brewery Co., Ltd.	South Korea	6,548	890,971	0	0	6,548	890,971
Grupo Modelo S.A.B. de C.V.	Mexico	168,900	782,859	0	0	168,900	782,859
Lotte Chilsung Beverage Co., Ltd.	South Korea	0	0	6,000	4,106,611	6,000	4,106,611
Thai Beverage plc +	Thailand	0	0	40,000,000	7,267,326	40,000,000	7,267,326
Tsingtao Brewery Co., Ltd.	China	0	0	2,134,000	8,683,670	2,134,000	8,683,670
			2,252,208		32,673,968		34,926,176
Food & Staples Retailing - 1.1%
CP All PCL	Thailand	0	0	10,313,200	5,862,403	10,313,200	5,862,403
Drogasil SA	Brazil	108,200	1,581,602	0	0	108,200	1,581,602
Shinsegae Co. Ltd.	South Korea	1,630	703,733	0	0	1,630	703,733
Wal-Mart de Mexico S.A.B. de C.V.	Mexico	200,500	713,547	0	0	200,500	713,547
			2,998,882		5,862,403		8,861,285
Food Products - 2.5%
Astra Argo Lestari	Indonesia	0	0	1,368,500	3,053,650	1,368,500	3,053,650
Lotte Confectionery Co., Ltd.	South Korea	0	0	6,700	6,784,640	6,700	6,784,640
Nong Shim Co., Ltd.	South Korea	7,119	1,443,139	0	0	7,119	1,443,139
Tiger Brands, Ltd.	South Africa	0	0	310,000	6,216,857	310,000	6,216,857
Universal Robina Corp.	Philippines	0	0	10,500,000	2,728,917	10,500,000	2,728,917
Uni-President Enterprises Corp.	Taiwan	662,940	739,701	0	0	662,940	739,701
			2,182,840		18,784,064		20,966,904
Household Products - 0.6%
BaWang International Holding, Ltd. *	Cayman Islands	0	0	2,500,000	1,032,389	2,500,000	1,032,389
Hindustan Unilever, Ltd.	India	0	0	600,000	3,544,898	600,000	3,544,898
			0		4,577,287		4,577,287
Personal Products - 0.1%
Natura Cosmeticos SA	Brazil	41,300	739,677	0	0	41,300	739,677
Tobacco - 1.6%
British American Tobacco Malaysia Berhad	Malaysia	39,400	517,432	0	0	39,400	517,432
Gudang Garam	Indonesia	0	0	4,000,000	5,938,330	4,000,000	5,938,330
KT&G Corp.	South Korea	12,900	751,266	110,000	6,424,194	122,900	7,175,460
			1,268,698		12,362,524		13,631,222
Energy - 11.1%
Oil, Gas & Consumable Fuels - 11.1%
China Petroleum & Chemical Corp.	China	2,520,000	2,137,141	0	0	2,520,000	2,137,141
CNOOC, Ltd., ADR	Hong Kong	927,000	1,388,307	40,000	5,957,600	967,000	7,345,907
Gazprom OAO, ADR *	Russia	151,400	3,630,880	450,000	10,744,849	601,400	14,375,729
OAO LUKOIL, ADR	Russia	27,900	1,629,360	147,000	8,493,672	174,900	10,123,032
Oil & Natural Gas Corp., Ltd.	India	44,500	1,060,329	180,000	4,290,069	224,500	5,350,398
PetroChina Co., Ltd., ADR	China	0	0	56,500	6,782,260	56,500	6,782,260
Petroleo Brasileiro SA, ADR	Brazil	11,500	531,530	210,000	8,425,200	221,500	8,956,730
Petroleo Brasileiro SA, ADR, Class A	Brazil	91,600	3,674,992	0	0	91,600	3,674,992
Petroleo Brasileiro SA, ADR – Frankfurt Exchange	Brazil	0	0	150,000	6,933,000	150,000	6,933,000
PTT Exploration & Production plc	Thailand	132,800	576,096	750,000	3,253,553	882,800	3,829,649
PTT Public Co.	Thailand	0	0	500,000	3,455,497	500,000	3,455,497
Reliance Industries, Ltd., GDR	India	0	0	52,000	4,336,722	52,000	4,336,722
Reliance Industries, Ltd., GDR 144A	India	0	0	8,000	667,188	8,000	667,188
Rosneft Oil Co.	Russia	233,500	1,775,493	0	0	233,500	1,775,493
Sasol, Ltd., ADR	South Africa	0	0	345,000	12,899,550	345,000	12,899,550
			16,404,128		76,239,160		92,643,288
Financials - 14.0%
Commercial Banks - 10.2%
Abu Dhabi Commercial Bank	United Arab Emirates	772,500	407,659	0	0	772,500	407,659
Banco Bradesco SA, ADR	Brazil	73,800	1,447,847	157,500	3,102,750	231,300	4,550,597
Bancolombia SA, ADR	Colombia	19,000	752,020	0	0	19,000	752,020
Banco do Brasil SA	Brazil	0	0	405,000	6,485,610	405,000	6,485,610
Banco Santander Brazil, ADS	Brazil	118,200	1,401,852	0	0	118,200	1,401,852
Banco Santander Chile SA	Chile	15,817,800	804,371	0	0	15,817,800	804,371
Bangkok Bank	Thailand	0	0	700,000	2,323,876	700,000	2,323,876
Bank Hapoalim, Ltd. *	Israel	0	0	1,350,000	4,894,698	1,350,000	4,894,698
Bank of China, Ltd.	Hong Kong	5,621,000	3,260,690	0	0	5,621,000	3,260,690
China Construction Bank	China	1,440,000	1,223,370	0	0	1,440,000	1,223,370
Commercial International Bank	Egypt	120,978	1,246,329	0	0	120,978	1,246,329
Credicorp Limited	Bermuda	10,600	731,718	0	0	10,600	731,718
Emirates NBD PJSC	United Arab Emirates	591,200	705,654	0	0	591,200	705,654
First Financial Holding Co., Ltd.	Taiwan	0	0	6,894,584	4,005,898	6,894,584	4,005,898
Grupo Financiero Banorte SA de CV, Ser. O	Mexico	0	0	1,146,036	3,759,145	1,146,036	3,759,145
Grupo Financiero Banorte SA de CV	Mexico	116,900	383,447	0	0	116,900	383,447
ICICI Bank, Ltd., ADR	India	0	0	292,100	9,186,545	292,100	9,186,545
Industrial & Commercial Bank of China, Ltd., Class H	China	1,952,000	1,553,040	0	0	1,952,000	1,553,040
Kasikornbank	Thailand	187,900	455,516	0	0	187,900	455,516
KB Financial Group, Inc. *	South Korea	22,631	1,088,566	56,779	2,752,013	79,410	3,840,579
KB Financial Group, Inc., ADS *	South Korea	0	0	140,098	6,646,249	140,098	6,646,249
Komercni Banka	Czech Republic	4,800	941,283	0	0	4,800	941,283
Metropolitan Bank & Trust Co.	Philippines	0	0	2,100,000	1,771,268	2,100,000	1,771,268
PKO Bank Polski SA	Poland	156,037	1,848,881	0	0	156,037	1,848,881
Powszechna Kasa Oszczednosci Bank Polski SA	Poland	39,009	462,217	0	0	39,009	462,217
Sberbank	Russia	1,089,300	2,413,726	3,953,000	8,641,369	5,042,300	11,055,095
Shinhan Financial Group Corp., Ltd. *	South Korea	37,679	1,429,559	49,955	1,909,746	87,634	3,339,305
Standard Bank Group, Ltd.	South Africa	162,201	2,024,428	285,560	3,572,313	447,761	5,596,741
Turkiye Garanti Bankasi A.S.	Turkey	372,500	1,352,749	0	0	372,500	1,352,749
			25,934,922		59,051,480		84,986,402
Capital Markets - 0.3%
Edelweiss Capital, Ltd.	India	110,136	1,063,110	0	0	110,136	1,063,110
Yuanta Financial Holding Co., Ltd.	Taiwan	2,456,740	1,621,272	0	0	2,456,740	1,621,272
			2,684,382		0		2,684,382
Diversified Financial Services - 1.5%
Ayala Corp.	Philippines	0	0	403,243	2,439,438	403,243	2,439,438
Kiwoom Securities Co., Ltd.	South Korea	14,800	552,550	0	0	14,800	552,550
Metro Pacific Investments Corp. *	Philippines	16,787,000	1,180,459	0	0	16,787,000	1,180,459
Polaris Securities Co, Ltd. *	Taiwan	1,500,000	769,692	0	0	1,500,000	769,692
Yuanta Financial Holding Co., Ltd.	Taiwan	0	0	11,640,500	7,703,022	11,640,500	7,703,022
			2,502,701		10,142,460		12,645,161
Insurance - 1.0%
Cathay Financial Holding Co., Ltd. *	Taiwan	405,000	694,521	4,530,343	7,820,537	4,935,343	8,515,058
Real Estate Management & Development - 1.0%
DLF, Ltd.	India	87,279	678,745	0	0	87,279	678,745
IRSA Inversiones y Representaciones SA, GDR *	Argentina	0	0	205,000	1,771,200	205,000	1,771,200
KLCC Property Holdings	Malaysia	0	0	3,387,900	3,235,480	3,387,900	3,235,480
KWG Property Holding, Ltd.	China	895,000	642,027	0	0	895,000	642,027
Multiplan Empreendimentos Imobiliarios SA	Brazil	18,000	275,886	0	0	18,000	275,886
New World China Land, Ltd.	Hong Kong	1,340,000	532,407	0	0	1,340,000	532,407
Sao Carlos Empreendimentos E. Participacoes SA	Brazil	0	0	258,900	2,424,983	258,900	2,424,983
			2,129,065		7,431,663		9,560,728
Health Care - 1.0%
Health Care Providers & Services - 0.2%
Apollo Hospitals Enterprise, Ltd.	India	65,400	737,642	0	0	65,400	737,642
Bumrungrad Hospital PCL	Thailand	1,148,000	961,675	0	0	1,148,000	961,675
			1,699,317		0		1,699,317
Pharmaceuticals - 0.8%
Teva Pharmaceutical Industries, Ltd., ADR	Israel	28,500	1,438,680	100,000	5,048,000	128,500	6,486,680
Industrials - 7.0%
Air Freight & Logistics - 0.6%
Dongwon Industries Company, Ltd	South Korea	8,330	774,981	0	0	8,330	774,981
Sinotrans, Ltd.	China	0	0	15,000,000	3,923,918	15,000,000	3,923,918
			774,981		3,923,918		4,698,899
Airlines - 0.2%
Eva Airways Corp. *	Taiwan	1,673,841	627,862	0	0	1,673,841	627,862
Korean Air Co., Ltd.	South Korea	20,230	769,851	0	0	20,230	769,851
			1,397,713		0		1,397,713
Commercial Services & Supplies - 0.5%
104 Corp. +	Taiwan	0	0	1,455,000	3,509,861	1,455,000	3,509,861
Promotora Ambiental SAB de CV *	Mexico	258,900	259,807	0	0	258,900	259,807
			259,807		3,509,861		3,769,668
Construction & Engineering - 0.4%
Aveng, Ltd.	South Africa	255,028	1,352,530	0	0	255,028	1,352,530
CTCI Corp.	Taiwan	747,400	649,959	0	0	747,400	649,959
Empresas ICA Sociedad Controladora SA de CV *	Mexico	318,900	699,207	0	0	318,900	699,207
Shenzhen Expressway Co., Ltd.	China	1,428,000	685,420	0	0	1,428,000	685,420
			3,387,116		0		3,387,116
Electrical Equipment - 0.3%
ABB, Ltd.	India	52,100	844,429	0	0	52,100	844,429
Cia de Transmissao de Energia Eletrica Paulista	Brazil	31,800	877,136	0	0	31,800	877,136
Trina Solar, Ltd., ADR *	China	26,650	865,592	0	0	26,650	865,592
			2,587,157		0		2,587,157
Industrial Conglomerates - 2.4%
Alliance Global Group, Inc. *	Philippines	12,589,000	1,098,540	0	0	12,589,000	1,098,540
Arabtec Holding PJSC	United Arab Emirates	879,300	768,551	0	0	879,300	768,551
Beijing Enterprises Holdings, Ltd.	Hong Kong	141,600	847,611	0	0	141,600	847,611
Far Eastern Textile, Ltd.	Taiwan	0	0	5,773,783	6,827,831	5,773,783	6,827,831
Orion Corp.	Finland	4,200	848,043	0	0	4,200	848,043
Shanghai Industrial Holdings, Ltd.	Hong Kong	403,000	1,893,191	0	0	403,000	1,893,191
Sime Darby Berhad	Malaysia	0	0	2,386,237	6,164,838	2,386,237	6,164,838
SM Investments Corp.	Philippines	0	0	218,216	1,424,756	218,216	1,424,756
			5,455,936		14,417,425		19,873,361
Machinery - 0.5%
First Tractor Co., Ltd.	China	0	0	4,500,000	1,837,765	4,500,000	1,837,765
Lupatech SA *	Brazil	46,900	723,095	0	0	46,900	723,095
Tata Motors, Ltd., ADR	India	0	0	50,000	569,000	50,000	569,000
Teco Electric & Machinery Co., Ltd.	Taiwan	1,800,000	716,580	0	0	1,800,000	716,580
			1,439,675		2,406,765		3,846,440
Professional Services - 0.5%
51job, Inc., ADR * +	Cayman Islands	0	0	300,861	4,482,829	300,861	4,482,829
Road & Rail - 0.1%
Localiza Rent A Car	Brazil	75,700	794,988	0	0	75,700	794,988
Transportation Infrastructure - 1.5%
Companhia Concessoes Rodoviarias	Brazil	17,800	351,635	125,000	2,469,346	142,800	2,820,981
DP World, Ltd.	United Arab Emirates	887,800	439,461	0	0	887,800	439,461
Sichuan Expressway Co., Ltd.	China	0	0	20,200,000	8,743,557	20,200,000	8,743,557
Tianjin Development Holdings, Ltd.	Hong Kong	1,022,000	628,537	0	0	1,022,000	628,537
			1,419,633		11,212,903		12,632,536
Information Technology - 12.5%
Computers & Peripherals - 1.1%
Acer, Inc.	Taiwan	592,980	1,397,734	0	0	592,980	1,397,734
ASUSTeK Computer, Inc.	Taiwan	0	0	2,714,800	5,007,841	2,714,800	5,007,841
Avermedia Technologies, Inc.	Taiwan	0	0	1,576,887	1,884,576	1,576,887	1,884,576
Compal Electronics, Inc.	Taiwan	730,133	912,814	0	0	730,133	912,814
			2,310,548		6,892,417		9,202,965
Electronic Equipment, Instruments & Components - 0.9%
Hon Hai Precision Industry Co., Ltd.	Taiwan	202,400	792,766	445,432	1,753,695	647,832	2,546,461
Johnson Electrical Holdings, Inc. *	Bermuda	0	0	7,000,000	3,031,093	7,000,000	3,031,093
Synnex Technology International Corp.	Taiwan	860,310	1,627,681	0	0	860,310	1,627,681
			2,420,447		4,784,788		7,205,235
Internet Software & Services - 2.7%
KTHitel Co., Ltd. *	South Korea	0	0	250,000	1,120,799	250,000	1,120,799
SINA Corp. *	Cayman Islands	0	0	568,600	21,259,954	568,600	21,259,954
			0		22,380,753		22,380,753
IT Services - 1.3%
Infosys Technologies, Ltd., ADR	India	0	0	120,000	5,520,000	120,000	5,520,000
Redecard SA	Brazil	0	0	353,500	5,247,516	353,500	5,247,516
			0		10,767,516		10,767,516
Semiconductors & Semiconductor Equipment - 6.3%
MediaTek, Inc.	Taiwan	0	0	200,379	2,836,771	200,379	2,836,771
Samsung Electronics Co., Ltd.	South Korea	3,450	2,075,979	0	0	3,450	2,075,979
Realtek Semiconductor Corp.	Taiwan	0	0	1,552,824	3,318,295	1,552,824	3,318,295
Realtek Semiconductor Corp.	Taiwan	0	0	34,500	20,768,014	34,500	20,768,014
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	1,016,130	1,843,256	3,068,224	5,580,585	4,084,354	7,423,841
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	0	0	845,675	8,067,740	845,675	8,067,740
United Microelectronics Corp. *	Taiwan	0	0	16,077,092	7,859,625	16,077,092	7,859,625
			3,919,235		48,431,030		52,350,265
Software - 0.2%
S1 Corp.	South Korea	16,400	656,450	0	0	16,400	656,450
Shanda Games, Ltd. *	China	74,600	743,016	0	0	74,600	743,016
			1,399,466		0		1,399,466
Materials - 8.2%
Chemicals - 0.9%
ICL-Israel Chemicals, Ltd.	Israel	62,100	725,355	400,000	4,676,355	462,100	5,401,710
Industries Qatar	Qatar	15,100	460,543	0	0	15,100	460,543
LG Chemical, Ltd.	South Korea	5,100	878,885	0	0	5,100	878,885
Reliance Industries, Ltd.	India	10,400	420,761	0	0	10,400	420,761
			2,485,544		4,676,355		7,161,899
Construction Materials - 1.6%
Cemex SA de CV, ADR *	Mexico	0	0	320,000	3,321,600	320,000	3,321,600
Orascom Construction Industries	Egypt	37,300	1,762,957	0	0	37,300	1,762,957
Pretoria Portland Cement Co., Ltd.	South Africa	0	0	930,724	3,884,404	930,724	3,884,404
Ultratech Cement, Ltd.	India	0	0	250,000	3,949,574	250,000	3,949,574
			1,762,957		11,155,578		12,918,535
Metals & Mining - 5.7%
Anglo Platinum, Ltd. *	South Africa	0	0	73,405	6,271,229	73,405	6,271,229
AngloGold Ashanti, Ltd., ADR	South Africa	0	0	144,100	5,409,514	144,100	5,409,514
BHP Billiton, Ltd.	Australia	34,500	1,131,487	0	0	34,500	1,131,487
China Steel Corp.	Taiwan	855,000	759,104	0	0	855,000	759,104
Compania de Minas Buenaventura SA, ADR	Peru	0	0	170,000	5,706,900	170,000	5,706,900
Gold Fields, Ltd., ADR	South Africa	0	0	330,001	4,207,502	330,001	4,207,502
Impala Platinum Holdings, Ltd.	South Africa	45,300	996,758	319,904	6,984,508	365,204	7,981,266
JSC MMC Norilsk Nickel, ADR	Russia	67,950	896,940	0	0	67,950	896,940
Newmont Mining Corp.	United States	25,900	1,125,614	0	0	25,900	1,125,614
POSCO	South Korea	2,800	1,160,397	0	0	2,800	1,160,397
Real Gold Mining, Ltd. *	Mongolia	1,019,000	1,279,618	0	0	1,019,000	1,279,618
Straits Resources, Ltd.	Australia	470,000	663,510	0	0	470,000	663,510
Vale SA, ADR	Brazil	0	0	424,236	10,813,776	424,236	10,813,776
			8,013,428		39,393,429		47,406,857
Telecommunication Services - 14.4%
Diversified Telecommunication Services - 3.9%
China Telecom Corp., Ltd.	China	0	0	12,504,000	5,526,551	12,504,000	5,526,551
China Unicom, Ltd.	Hong Kong	0	0	1,734,199	2,220,331	1,734,199	2,220,331
Chunghwa Telecom Co., Ltd., ADR	Taiwan	0	0	141,480	2,458,923	141,480	2,458,923
Comstar United Telesystems OJSC	Russia	149,000	769,136	0	0	149,000	769,136
KT Corp., ADR	South Korea	0	0	626,500	10,055,325	626,500	10,055,325
PT Telekomunikasi Indonesia, ADR	Indonesia	0	0	138,164	4,685,141	138,164	4,685,141
Singapore Telecommunications, Ltd.	Singapore	300,000	622,120	0	0	300,000	622,120
Telefonica de Argentina SA, ADR * +	Argentina	0	0	46,400	444,512	46,400	444,512
Telekomunikacja Polska SA	Poland	0	0	900,000	5,265,013	900,000	5,265,013
			1,391,256		30,655,796		32,047,052
Wireless Telecommunication Services - 10.5%
America Movil SA de CV, Ser. L, ADR	Mexico	832,600	1,828,047	255,000	11,253,150	1,087,600	13,081,197
Bharti Airtel, Ltd.	India	0	0	800,000	4,938,499	800,000	4,938,499
China Mobile, Ltd.	Hong Kong	272,500	2,554,530	850,000	7,959,339	1,122,500	10,513,869
China Mobile, Ltd., ADR	Hong Kong	0	0	303,900	14,201,247	303,900	14,201,247
Mobile TeleSystems, ADR	Russia	26,900	1,218,569	175,000	7,927,500	201,900	9,146,069
MTN Group, Ltd.	South Africa	89,200	1,328,120	509,932	7,654,348	599,132	8,982,468
SK Telecom Co., Ltd.	South Korea	9,600	1,462,066	13,720	2,097,489	23,320	3,559,555
SK Telecom Co., Ltd., ADR	South Korea	0	0	531,119	8,874,998	531,119	8,874,998
Tim Participacoes SA *	Brazil	0	0	1,235,363	3,857,003	1,235,363	3,857,003
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	0	0	598,470	9,832,862	598,470	9,832,862
			8,391,332		78,596,435		86,987,767
Utilities - 1.0%
Electric Utilities - 0.4%
Korea Electric Power Corp. *	South Korea	0	0	106,000	3,013,407	106,000	3,013,407
Tenaga Nasional Berhad	Malaysia	244,700	599,765	0	0	244,700	599,765
			599,765		3,013,407		3,613,172
Independent Power Producers & Energy Traders - 0.4%
Huaneng Power International, Inc.	China	1,768,000	1,128,559	0	0	1,768,000	1,128,559
PNOC Energy Development Corp.	Philippines	20,477,500	1,768,543	0	0	20,477,500	1,768,543
Tractebel Energia SA	Brazil	64,200	761,683	0	0	64,200	761,683
			3,658,785		0		3,658,785
Water Utilities - 0.2%
Manila Water Co.	Philippines	5,508,000	1,859,127	0	0	5,508,000	1,859,127
Total Common Stocks (Cost $133,477,699, $496,238,855 and $629,716,554, respectively)			134,756,118		597,196,791		731,952,909
Convertible Debentures - 0.0%
Industrials - 0.0%
Machinery - 0.0%
Lupatech SA, 6.50%, 04/15/2018 144A  (Cost $160,996, $0 and $160,996, respectively)	Brazil	303,000	176,036	0	0	303,000	176,036
Preferred Stocks - 3.1%
Financials - 0.8%
Commercial Banks - 0.8%
Banco Estado Rio Grande Sul, Class B, 4.49%	Brazil	0	0	720,000	4,700,272	720,000	4,700,272
Itau Unibanco Banco Multiplo SA, 0.39%	Brazil	89,320	1,698,581	0	0	89,320	1,698,581
			1,698,581		4,700,272		6,398,853
Industrials - 0.7%
Road & Rail - 0.7%
All America Latina Logistica, Var. Rate Pfd.	Brazil	0	0	750,000	5,530,484	750,000	5,530,484
Materials - 1.1%
Metals & Mining - 1.1%
Companhia Vale do Rio Doce, 2.53%	Brazil	140,000	3,135,218	0	0	0	3,135,218
Vale SA, 2.15%	Brazil	0	0	310,000	7,161,000	310,000	7,161,000
			3,135,218		7,161,000		10,296,218
Utilities - 0.5%
Electric Utilities - 0.5%
Eletrobras SA, Class B, 6.91%	Brazil	0	0	300,000	3,831,744	300,000	3,831,744
Total Preferred Stocks (Cost $5,673,052, 12,745,452 and $18,418,504, respectively)			4,833,799		21,223,500		26,057,299
Rights - 0.0%
Financials - 0.0%
Real Estate Management & Development
New World China Land, Ltd., Expiring 11/11/2009	China	670,000	45,818	0	0	670,000	45,818
Industrials - 0.0%
Road & Rail - 0.0%
All America Latina Logistica, Expiring 11/03/2009 * + 	Brazil	0	0	11,237	0	11,237	0
Total Rights (Cost $0, $0 and $0, respectively)			45,818		0		45,818
Short-Term Investments - 8.9%
Mutual Fund Shares - 8.9%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.11% q ø	United States	0	0	65,696,097	65,696,097	65,696,097	65,696,097
Wells Fargo Advantage Money Market Trust, 0.15% ~‡ (s)	United States	8,206,428	8,206,428	0	0	8,206,428	8,206,428
Total Short Term Investments (Cost $8,206,428, $65,696,097 and $73,902,525, respectively)			8,206,428		65,696,097		73,902,525
Total Investment in Securities (Cost $147,518,175, $574,680,404 and $722,198,579, respectively) - 100.0%			148,018,199		684,116,388		832,134,587
Other Assets and Liabilities, Net - (0.0%)			1,188,957		(1,191,504)		(2,547)
Total Net Assets - 100.0%			$149,207,156		$682,924,884		$832,132,040
+	Security is deemed illiquid.
*	Non-income producing security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

	Security fair valued in accordance with the procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
Ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Evergreen Emerging Markets Growth Fund and the money market fund.
~

This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

‡	Short-term security of an affiliate of the Fund with a cost of $8,206,428.
(s)	Rate shown is the 1-day annualized yield at period end.

Summary of Abbreviations
ADR	American Depositary Receipt
ADS	American Depositary Shares
GDR	Global Depositary Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

Brazil	14.2%
Taiwan	13.7%
South Korea	9.6%
South Africa	8.6%
Russia	6.5%
Mexico	6.2%
China	5.9%
India	5.7%
Hong Kong	5.5%
Cayman Islands	4.2%
Thailand	3.3%
Malaysia	2.8%
Indonesia	2.3%
Israel	2.2%
Turkey	2.1%
Philippines	1.9%
Poland	1.0%
Bermuda	0.9%
Peru	0.8%
United States	0.5%
Egypt	0.4%
United Arab Emirates	0.3%
Argentina	0.3%
Australia	0.2%
Chile	0.2%
Mongolia	0.2%
Czech Republic	0.1%
Finland	0.1%
Colombia	0.1%
Singapore	0.1%
Qatar	0.1%
100.0%

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Unobservable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Wells Fargo Advantage Emerging Markets Equity Fund
Equity securities
Common stocks	$132,312,408	$2,443,710	$0	$134,756,118
Preferred stocks	4,833,799	0	0	4,833,799
Rights	0	45,818	0	45,818
Other	0	176,036	0	176,036
Short-term investments	8,206,428	0	0	8,206,428
	$145,352,635	$2,665,564	$0	$148,018,199
Evergreen Emerging Markets Growth Fund
Equity securities
Common stocks	$287,168,583	$310,028,208	$0	$597,196,791
Preferred stocks	$21,223,500	0	0	21,223,500
Short-term investments	65,696,097	0	0	65,696,097
	$374,088,180	$310,028,208	$0	$684,116,388

See Note to Pro Forma Combining Financial Statements.

Wells Fargo Advantage Emerging Markets Equity Fund II

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Assets and Liabilities – October 31, 2009 (unaudited)

	Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Proforma Adjustments		Wells Fargo Advantage Emerging Markets Equity Fund II Pro Forma
Assets
Investments
In securities	$139,811,771	$618,420,291			$758,232,062
In affiliates	8,206,428	65,696,097			73,902,525
Total investments, at market value (see cost below)	148,018,199	684,116,388			832,134,587
Foreign currency, at market value (see cost below)	990,564	6,233,716			7,224,280
Receivable for Fund shares issued	49,196	6,742,520			6,791,716
Receivable for dividends and interest	333,029	558,690			891,719
Receivable for investments sold	1,172,898	0			1,172,898
Prepaid expenses and other assets	17,955	51,011			68,966
Total assets	150,581,841	697,702,325			848,284,166
Liabilities
Payable for investments purchased	761,786	5,603,714			6,365,500
Payable for Fund shares redeemed	70,716	8,988,519			9,059,235
Advisory fee payable	1,394	67,967			69,361
Distribution Plan expenses payable	0	20,076			20,076
Due to other related parties	0	7,251			7,251
Accrued expenses and other liabilities	540,789	89,914			630,703
Total liabilities	1,374,685	14,777,441			16,152,126
Total net assets	$149,207,156	$682,924,884			$832,132,040
NET ASSETS CONSIST OF
Paid-in capital	$189,006,781	$607,553,192			$796,559,973
Undistributed net investment income	1,437,302	94			1,437,396
Accumulated net realized loss on investments	(41,726,506)	(33,912,566)			(75,639,072)
Net unrealized appreciation of investments	489,579	109,284,164			109,773,743
Total net assets	$149,207,156	$682,924,884			$832,132,040
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$124,861,507	$357,353,905			$482,215,412
Shares outstanding – Class A	3,658,293	21,029,240	3,689,444	B	28,376,977
Net asset value per share – Class A	$34.13	$16.99	.		$16.99
Maximum offering price per share - Class A (based on a sales charge of 5.75%, 5.75% and 5.75%, respectively)	$36.21	$18.03			$18.03
Net assets – Class B	$3,369,044	$25,498,633			$28,867,677
Shares outstanding – Class B	103,273	1,714,351	123,239	B	1,940,863
Net asset value per share – Class B	$32.62	$14.87			$14.87
Net assets – Class C	$1,804,650	$121,216,285			$123,020,935
Shares outstanding – Class C	55,544	8,209,581	66,679	B	8,331,804
Net asset value per share – Class C	$32.49	$14.77			$14.77
Net assets – Class I		$178,856,061	(178,856,061)	A
Shares outstanding – Class I		10,077,156	(10,077,156)	B
Net asset value per share – Class I		$17.75
Net assets – Administrator Class	$19,171,955		178,856,061	A	$198,028,016
Shares outstanding – Administrator Class	561,799		10,595,546	B	11,157,345
Net asset value per share – Administrator Class	$34.13				$17.75
Investments, at cost	$147,518,175	$574,680,404			$722,198,579
Foreign currency, at cost	$998,773	$6,385,637			$7,384,410
[1]	Each Fund has an unlimited number of authorized shares.

A - Reflects the merger of Class I of target fund into Administrator Class of the surviving fund.

B - Reflects impact of converting shares of target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Emerging Markets Equity Fund II

Pro Forma Combining Financial Statements

Pro Forma Combining Statement of Operations – For the Twelve Months Ended October 31, 2009 (Unaudited)

	Wells Fargo Advantage Emerging Markets Equity Fund	Evergreen Emerging Markets Growth Fund	Proforma Adjustments		Wells Fargo Advantage Emerging Markets Equity Fund II Pro Forma
Investment income
Dividend [1]	$3,578,518	$9,747,469			$13,325,987
Interest	856	0			856
Income from affiliated securities	31,441	56,970			88,411
Securities lending income, net	30,256	260,320			290,576
Total investment income	3,641,071	10,064,759			13,705,830
Expenses
Advisory fees	1,304,679	5,307,385	(538,925)	A	6,073,139
Administration fees
Fund level	59,304	433,187	(215,199)	A	277,292
Class A	273,611		511,812	B	785,423
Class B	7,778		52,020	B	59,798
Class C	3,820		194,983	B	198,803
Administrator Class	16,746		136,291	B	153,037
Custody fees	296,518		535,359	C	831,877
Shareholder servicing fees
Class A	244,004	506,200	5,010	B	755,214
Class B	6,945	50,324			57,269
Class C	3,411	187,177			190,588
Administrator Class	41,395		341,198	B	382,593
Accounting fees	42,853	566,174	(588,230)	A	20,797
Distribution fees
Class B	20,834	150,973			171,807
Class C	10,232	561,531	1,706	B	573,469
Professional fees	42,913	50,043	(29,066)	D	63,890
Printing and postage expenses	34,935	78,091	(28,257)	D	84,769
Registration fees	34,872	97,253	(7,962)	D	124,163
Trustees’ fees	11,889	9,675	(9,212)	D	12,352
Transfer agent fees	0	1,209,390	(1,209,390)	E	0
Interest expense	0	676			676
Other fees and expenses	19,318	8,588	(16,942)	D	10,964
Total expenses	2,476,057	9,216,667	(864,804)		10,827,920
Less
Expense reductions	0	(202)			(202)
Waived fees and/or reimbursed expenses	(240,969)	(39,728)	124,252	F	(156,445)
Net expenses	2,235,088	9,176,737	(740,552)		10,671,273
Net investment income	1,405,983	888,022	740,552		3,034,557
Realized and unrealized gain (loss) on investments
Net realized losses from
Securities in unaffiliated issuers	(49,781,815)	(33,257,479)			(83,039,294)
Foreign currency related transactions	(1,446,331)	(283,859)			(1,730,190)
Net realized gain (loss) from investments	(51,228,146)	(33,541,338)			(84,769,484)
Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	83,135,621	227,792,918			310,928,539
Foreign currency related transactions	162,234	83,286			245,520
Net change in unrealized gains or losses on investments	83,297,855	227,876,204			311,174,059
Net realized and unrealized gain on investments	32,069,709	194,334,866			226,404,575
Net increase in net assets resulting from operations	$33,475,692	$195,222,888	740,552		$229,439,132
[1] Net of foreign withholding taxes	$356,466	$1,384,050			$1,740,516
A	Reflects a decrease based on the surviving fund’s fee schedule and the average net assets of the combined surviving fund.
B	Reflects an increase based on the surviving fund’s fee schedule and the class level average net assets in the combined surviving fund.
C	Reflects an increase based on the surviving fund’s fee schedule and the average net assets of the combined surviving fund.
D	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
E	Reflects a decrease as this fee is included in the administration fee of the combined surviving fund.
F	Reflects an adjustment for fee waivers and expense reimbursements necessary for the combined surviving fund.

See Notes to Pro Forma Combining Financial Statements

Wells Fargo Advantage Emerging Markets Equity Fund II

Notes to Pro Forma Combining Financial Statements (Unaudited)

October 31, 2009

1.	BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities, including the unaudited Pro Forma Combining Portfolio of Investments and the related unaudited Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Wells Fargo Advantage Emerging Markets Equity Fund (“Wells Fargo Emerging Markets Fund”), Evergreen Emerging Markets Growth Fund (“Evergreen Emerging Markets Fund”) and Wells Fargo Advantage Emerging Markets Equity Fund II (“Wells Fargo Emerging Markets Equity Fund”) (each, a “Fund”) at October 31, 2009 and for the twelve months then ended.

The Pro Forma Statements assumes the effectiveness of the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of each of Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund. The Reorganizations provide for the acquisition of all the assets and all the liabilities of each of Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund by Wells Fargo Emerging Markets Equity Fund, in a tax-free exchange for shares of Wells Fargo Emerging Markets Equity Fund at net asset value. As a result of the Reorganization, existing Class A, Class B, Class C and Class I shareholders of Evergreen Emerging Markets Fund would become shareholders of Class A, Class B, Class C and Administrator Class, respectively, of Wells Fargo Emerging Markets Equity Fund. As a result of the Reorganization, existing Class A, Class B, Class C and Administrator Class shareholders of Wells Fargo Emerging Markets Fund would become shareholders of Class A, Class B, Class C and Administrator Class, respectively, of Wells Fargo Emerging Markets Equity Fund.

The Reorganizations will be accounted for as a tax-free merger of investment companies. The Statement of Assets and Liabilities and the related Portfolio of Investments of Wells Fargo Emerging Markets Equity Fund and each of Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund have been combined in the unaudited Pro Forma Combining Statement of Assets and Liabilities and unaudited Pro Forma Combining Portfolio of Investments as though the combination had been effective on October 31, 2009. The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented based on contractual obligations of the combined surviving fund. See Note 8 – Pro Forma Operating Expenses.

Following the Reorganizations, Evergreen Emerging Markets Fund will be the accounting and performance survivor. Evergreen Emerging Markets Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund will proceed individually once each receives shareholder approval and is not dependent on the other Fund’s shareholder approval.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of each Fund to evaluate the financial effect of the proposed Reorganization. The expenses of Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) and/or Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Wells Fargo Emerging Markets Equity Fund. As of on October 31, securities held by Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund would comply with the compliance guidelines and investment restrictions of Wells Fargo Emerging Markets Equity Fund.

The accompanying unaudited Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in the Statement of Additional Information.

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses in the preparation of these unaudited Pro Forma Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates and assumptions.

2.	VALUATION OF SECURITIES

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales prices is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price is deemed “stale” and the valuations will be determined in accordance with fair valuation procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service’s judgment, these prices are readily available and representative of the securities’ market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities with original maturities of 60 days or less and other short-term debt securities held as collateral for securities loaned generally are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion or discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

3.	REPURCHASE AGREEMENTS

Repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

4.	FOREIGN CURRENCY TRANSLATION

Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

5.	SECURITIES LENDING

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a “broker rebate fee” to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund’s adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Fund’s investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Wells Fargo Bank, N.A., currently acts as the securities lending agent for the Funds, subject to the overall supervision of the Funds’ investment adviser, and has delegated its duties as securities lending agent to an affiliated sub-agent for certain funds and to an unaffiliated sub-agent for other funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank, N.A. under a contract is entitled to receive for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. Wells Fargo Bank, N.A. pays all or part of its portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The securities lending agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the twelve months ended October 31, 2009, Wells Fargo Bank, N.A. waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. For foreign equity securities, Bank of New York Mellon serves as the securities lending sub-agent and receives for its services 20% of the revenues earned on the securities lending activities that it conducts with respect to foreign equity securities. The value of the securities on loan, the related collateral and the liability to return the collateral at October 31, 2009, are shown on the Pro Forma Combining Statements of Assets and Liabilities.

6.	FEDERAL TAXES

Each of the Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and distributed taxable income, including any net capital gains (which have already been offset by available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required.

If the Reorganization is consummated, the combined Wells Fargo Emerging Markets Equity Fund would seek to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of September 30, 2009, Evergreen Emerging Markets Fund and Wells Fargo Emerging Markets Fund had $33,220,233 and $41,327,817 in capital loss carryovers.

The identified cost of investments for the Funds will not change substantially for both financial accounting and federal income tax purposes as a result of the Reorganization.

7.	CAPITAL SHARES

The Pro Forma net asset values per share assume the issuance of shares of Wells Fargo Emerging Markets Equity Fund that would have been issued at October 31, 2009 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares of each fund to be acquired as of October 31, 2009, divided by the net asset value per share of the shares of Evergreen Emerging Markets Fund as of October 31, 2009. The pro forma number of shares outstanding by class for the combined fund consists of the following at October 31, 2009:

Class of Shares	Shares of Wells Fargo Emerging Markets Equity Fund Pre-Reorganization(a)	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares After Reorganization
Class A	0	28,376,977	28,376,977
Class B	0	1,940,863	1,940,863
Class C	0	8,331,804	8,331,804
Administrator Class (a)	0	11,157,345	11,157,345
(a)	Wells Fargo Emerging Markets Equity Fund did not exist prior to the Reorganizations.
8.	PRO FORMA OPERATING EXPENSES

The unaudited Pro Forma Combining Statement of Operations reflects the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented. In the unaudited Pro Forma Combining Statement of Operations for the twelve months ending October 31, 2009, certain expenses have been adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by applying the expense rates of the combined entity to the aggregate average net assets of Wells Fargo Emerging Markets Equity Fund and each of Evergreen Emerging Markets Fund and Wells Emerging Markets Fund for the twelve months ended October 31, 2009. The adjustments reflect those amounts needed to adjust the combined expenses to these rates. Non-asset based expenses were calculated by applying a ratio to the combined expense item for the twelve months ended October 31, 2009 based on the ratio of that expense item to the total expenses of Evergreen Emerging Markets Fund.

From time to time, advisory fees and/or other expenses may be waived and/or reimbursed either voluntarily or contractually in order to limit operating expenses. These waivers and/or reimbursements, if any, are reflected for each Fund. The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

9.	REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Ultra Short Opportunities Fund (the “Ultra Short Fund”) concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or investigations currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds.

Funds Management does not expect that any of these legal actions, inquiries or investigations currently pending or threatened would or will have a material adverse impact on the financial position or operations of any of the Wells Fargo Advantage funds to which these pro forma financial statements relate.

WELLS FARGO FUNDS TRUST

FORMS OF PROXY CARDS

PROXY

EVERGREEN EQUITY INCOME FUND

A series of Evergreen Equity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Equity Income Fund (“Equity Income Fund”), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Equity Income Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

EVERGREEN EQUITY INCOME FUND

A series of Evergreen Equity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of   _____, 2010, providing for the acquisition of all the assets of Evergreen Equity Income Fund (“Equity Income Fund”), a series of Evergreen Equity Trust, by Wells Fargo Advantage Class Value Fund (“Classic Value Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Classic Value Fund and the assumption by Classic Value Fund of all of the liabilities of Equity Income Fund.  The Plan also provides for the distribution of those shares of Classic Value Fund to shareholders of Equity Income Fund in liquidation and subsequent termination of Equity Income Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

PROXY

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Wells Fargo Advantage Specialized Financial Services Fund (“Specialized Financial Services Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Specialized Financial Services Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Specialized Financial Services Fund (“Specialized Financial Services Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Classic Value Fund (“Classic Value Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Classic Value Fund and the assumption by Classic Value Fund of all of the liabilities of Specialized Financial Services Fund.  The Plan also provides for the distribution of those shares of Classic Value Fund to shareholders of Specialized Financial Services Fund in liquidation and subsequent termination of Specialized Financial Services Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

EVERGREEN DISCIPLINED VALUE FUND

A series of Evergreen Equity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Disciplined Value Fund (“Disciplined Value Fund”), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Disciplined Value Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

EVERGREEN DISCIPLINED VALUE FUND

A series of Evergreen Equity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Evergreen Disciplined Value Fund (“Disciplined Value Fund”), a series of Evergreen Equity Trust, by Wells Fargo Advantage Disciplined Value Fund (“WFA Disciplined Value Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of WFA Disciplined Value Fund and the assumption by WFA Disciplined Value Fund of all of the liabilities of Disciplined Value Fund.  The Plan also provides for the distribution of those shares of WFA Disciplined Value Fund to shareholders of Disciplined Value Fund in liquidation and subsequent termination of Disciplined Value Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

WELLS FARGO ADVANTAGE U.S. VALUE FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Wells Fargo Advantage U.S. Value Fund (“U.S. Value Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of U.S. Value Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE U.S. VALUE FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage U.S. Value Fund (“U.S. Value Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Disciplined Value Fund (“Disciplined Value Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of U.S. Value Fund.  The Plan also provides for the distribution of those shares of Disciplined Value Fund to shareholders of U.S. Value Fund in liquidation and subsequent termination of U.S. Value Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Wells Fargo Advantage Equity Income Fund (“Equity Income Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Equity Income Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Equity Income Fund (“Equity Income Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Disciplined Value Fund (“Disciplined Value Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Disciplined Value Fund and the assumption by Disciplined Value Fund of all of the liabilities of Equity Income Fund.  The Plan also provides for the distribution of those shares of Disciplined Value Fund to shareholders of Equity Income Fund in liquidation and subsequent termination of Equity Income Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

EVERGREEN GOLDEN LARGE CAP CORE FUND

A series of Evergreen Equity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Golden Large Cap Core Fund (“Golden Large Cap Core Fund”), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Golden Large Cap Core Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

EVERGREEN GOLDEN LARGE CAP CORE FUND

A series of Evergreen Equity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Evergreen Golden Large Cap Core Fund (“Golden Large Cap Core Fund”), a series of Evergreen Equity Trust, by Wells Fargo Advantage Large Cap Core Fund (“Large Cap Core Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Large Cap Core Fund and the assumption by Large Cap Core Fund of all of the liabilities of Golden Large Cap Core Fund.  The Plan also provides for the distribution of those shares of Large Cap Core Fund to shareholders of Golden Large Cap Core Fund in liquidation and subsequent termination of Golden Large Cap Core Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Wells Fargo Advantage Large Company Core Fund (“Large Company Core Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Large Company Core Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Large Company Core Fund (“Large Company Core Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Large Cap Core Fund (“Large Cap Core Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Large Cap Core Fund and the assumption by Large Cap Core Fund of all of the liabilities of Large Company Core Fund.  The Plan also provides for the distribution of those shares of Large Cap Core Fund to shareholders of Large Company Core Fund in liquidation and subsequent termination of Large Company Core Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

EVERGREEN LARGE COMPANY GROWTH FUND

A series of Evergreen Equity Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Large Company Growth Fund (“Large Company Growth Fund”), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Large Company Growth Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

EVERGREEN LARGE COMPANY GROWTH FUND

A series of Evergreen Equity Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Evergreen Large Company Growth Fund (“Large Company Growth Fund”), a series of Evergreen Equity Trust, by Wells Fargo Advantage Premier Large Company Growth Fund (“Premier Large Company Growth Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Premier Large Company Growth Fund and the assumption by Premier Large Company Growth Fund of all of the liabilities of Large Company Growth Fund.  The Plan also provides for the distribution of those shares of Premier Large Cap Company Growth Fund to shareholders of Large Company Growth Fund in liquidation and subsequent termination of Large Company Growth Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust) or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Wells Fargo Advantage Large Company Growth Fund (“Large Company Growth Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Large Company Growth Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Large Company Growth Fund (“Large Company Growth Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Premier Large Company Growth Fund (“Premier Large Company Growth Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Premier Large Company Growth Fund and the assumption by Premier Large Company Growth Fund of all of the liabilities of Large Company Growth Fund.  The Plan also provides for the distribution of those shares of Premier Large Company Growth Fund to shareholders of Large Company Growth Fund in liquidation and subsequent termination of Large Company Growth Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

EVERGREEN EMERGING MARKETS GROWTH FUND

A series of Evergreen International Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Emerging Markets Growth Fund (“Emerging Markets Growth Fund”), a series of Evergreen International Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Emerging Markets Growth Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

EVERGREEN EMERGING MARKETS GROWTH FUND

A series of Evergreen International Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN INTERNATIONAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN INTERNATIONAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Evergreen Emerging Markets Growth Fund (“Emerging Markets Growth Fund”), a series of Evergreen International Trust, by Wells Fargo Advantage Emerging Markets Equity Fund II (“Emerging Markets Equity Fund”), a series of Wells Fargo Funds Trust, in exchange for shares of Emerging Markets Equity Fund and the assumption by Emerging Markets Equity Fund of all of the liabilities of Emerging Markets Growth Fund.  The Plan also provides for the distribution of those shares of Emerging Markets Equity Fund to shareholders of Emerging Markets Growth Fund in liquidation and subsequent termination of Emerging Markets Growth Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

PROXY

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

A series of Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2010

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Advantage Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Emerging Markets Equity Fund to be held at 10:00 a.m., Pacific time, on June 8, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                    Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

WELLS FARGO ADVANTAGE EMERGING MARKETS EQUITY FUND

A series of Wells Fargo Funds Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of  _____, 2010, providing for the acquisition of all the assets of Wells Fargo Advantage Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), a series of Wells Fargo Funds Trust, by Wells Fargo Advantage Emerging Markets Equity Fund II (“Emerging Markets Equity Fund II”), a series of Wells Fargo Funds Trust, in exchange for shares of Emerging Markets Equity Fund II and the assumption by Emerging Markets Equity Fund II of all of the liabilities of Emerging Markets Equity Fund.  The Plan also provides for the distribution of those shares of Emerging Markets Equity Fund II to shareholders of Emerging Markets Equity Fund in liquidation and subsequent termination of Emerging Markets Equity Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof

WELLS FARGO FUNDS TRUST

PART C

OTHER INFORMATION

Item 15.	INDEMNIFICATION.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant’s Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1.Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future (each a “Covered Person,” and collectively the “Covered Persons”), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person’s bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2.Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

As used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, reasonable attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person’s willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust (“disabling conduct”).

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:

would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i)	a final decision on the merits by a court or other body before whom the proceeding was brought; or

(ii)

in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16.	EXHIBITS.

All references to the “Registration Statement” in the following list of Exhibits refer to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Exhibit Number	Description
(1)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(2)	Not Applicable

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization. Included herewith as Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

(5)	Not Applicable.

Exhibit Number	Description
(6)(a)

Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(6)(b)

Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(6)(c)

Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(6)(d)

Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

(6)(e)

Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.  Appendix B, included by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

Exhibit Number	Description
(6)(f)

Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(6)(g)

Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(6)(h)

Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.

(6)(i)

Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

(6)(j)	Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010.

(6)(k)

Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

(6)(l)	Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.

(6)(m)	Sub-Advisory Agreement with Nelson Capital Management, LLC, incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.
(6)(n)	Sub-Advisory Agreement with Evergreen Investment Management, LLC (“Evergreen Investments”), incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.
(7)

Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(8)	Not Applicable.

Exhibit Number	Description
(9)(a)	Master Custodian Agreement with State Street Bank & Trust Company incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(9)(b)

Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 134, filed January 28, 2009. Schedule 4 incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(10)(a)

Distribution Plan, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(10)(b)

Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No. No. 131, filed October1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 134, filed January 28, 2009.

(11)	Legal Opinion. Filed herewith.

(12)	[See Item 17(3) of this Part C.] Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

(13)(a)

Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(b)

Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A to Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(c)

Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010.

Exhibit Number	Description
(13)(d)

Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009.

(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney, filed herewith.

ITEM 17.	UNDERTAKINGS.

(1)

Wells Fargo Advantage Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the February 19, 2010.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the February 19, 2010.

SIGNATURES	TITLE

President and/or Principal Executive Officer
Karla M. Rabusch *

Kasey Phillips*	Treasurer
(Principal Financial Officer)

A Majority of the Trustees*
Trustee
Isaiah Harris, Jr.	Trustee
Peter G. Gordon	Trustee
Judith M, Johnson	Trustee
David F. Larcker	Trustee
Timothy J. Penny	Trustee
Donald C. Willeke	Trustee
Olivia S. Mitchell	Trustee

/s/ C. David Messman
*By:
C. David Messman
(Attorney-in-Fact)

WELLS FARGO FUNDS TRUST

N-14 Exhibit Index

Exhibit Number	Description

11	Legal Opinion
14	Consent of Independent Registered Public Accounting Firm
16	Powers of Attorney